                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X|   Preliminary Proxy Statement
|_|   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
      14A-6(E)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                         WELLSFORD REAL PROPERTIES, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1)    Title of each class of securities to which transaction applies:

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      (2)    Aggregate number of securities to which transaction applies:

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      (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)    Proposed maximum aggregate value of transaction:

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      (5)    Total fee paid:

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|X|   Fee paid previously with preliminary materials.

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:
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      (2)    Form, Schedule or Registration Statement No.:
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      (3)    Filing Party:
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      (4)    Date Filed:
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         Modification of Plan of Liquidation; No Further Stockholder

         Certain Transactions and Possible Effects of the Approval of
             the Plan of Liquidation Upon Directors and Officers..............45
         Appraisal Rights of Stockholders.....................................47
         Material Federal Income Tax Consequences of the Plan of Liquidation..48

  PROPOSAL 2 -- REVERSE/FORWARD STOCK SPLIT - AMENDMENT TO THE COMPANY'S

         Security Ownership of Certain Beneficial Owners and Management

         Principal Independent Registered Public Accounting Firm
           Fees and Services..................................................79
         Common Share Price Performance Graph.................................80

  PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

  PLAN OF LIQUIDATION.................................................Appendix A

  ARTICLES OF AMENDMENT (REVERSE STOCK SPLIT).......................Appendix B-1

  ARTICLES OF AMENDMENT (FORWARD STOCK SPLIT).......................Appendix B-2

  APPRAISAL BY HUBBELL REALTY SERVICES, INC...........................Appendix C

                         WELLSFORD REAL PROPERTIES, INC.
                         535 MADISON AVENUE, 26TH FLOOR
                               NEW YORK, NY 10022
                                 (212) 838-3400

                                                                  _____ __, 2005

Dear Stockholder:

         You are cordially invited to attend the 2005 Annual Meeting of
Stockholders which will be held on ____ __, 2005, at 9:30 a.m., local time, at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, 31st floor, New
York, NY 10104.

         Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of
Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER
OR NOT YOU PLAN TO ATTEND, WE HOPE THAT YOU WILL COMPLETE AND RETURN YOUR PROXY
CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                   Sincerely,

                                         JEFFREY H. LYNFORD
                                         Chairman of the Board,
                                         Chief Executive Officer and President

                         WELLSFORD REAL PROPERTIES, INC.
                         535 MADISON AVENUE, 26TH FLOOR
                               NEW YORK, NY 10022
                                 (212) 838-3400
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD _____ __, 2005

                              --------------------

         The 2005 Annual Meeting of Stockholders of Wellsford Real Properties,
Inc., a Maryland Corporation (the "Company"), will be held at the offices of
Bryan Cave LLP, 1290 Avenue of the Americas, 31st floor, New York, NY 10104 on
______ __, 2005 at 9:30 a.m., local time, for the following purposes:

         1.       To consider and vote upon the plan of liquidation and
                  dissolution of the Company.

         2.       To consider and vote upon the reverse/forward stock split.

         3.       To elect three directors to terms expiring at the 2008 annual meeting of stockholders and upon the election and
                  qualification of their successors.

         4.       To ratify the appointment of Ernst & Young LLP as the
                  Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

         5.       To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

         These items are fully described in the Proxy Statement, which is part of this notice. We have not received notice of any other matters that may be properly presented at the annual meeting.

         The Board of Directors has fixed the close of business on _____ __,
2005 as the record date for determining the stockholders entitled to receive notice of and to vote at the meeting.

         STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

         YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN,
DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND
THE MEETING.

         THE REVERSE/FORWARD STOCK SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, AND
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE/FORWARD STOCK
SPLIT OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS
DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              JAMES J. BURNS
                                              Secretary
____ ___, 2005
New York, New York

                         WELLSFORD REAL PROPERTIES, INC.
                         535 MADISON AVENUE, 26TH FLOOR
                               NEW YORK, NY 10022

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                                 _____ __, 2005

                       2005 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Wellsford Real Properties, Inc., a
Maryland corporation (which we refer to as "Wellsford," the "Company," "we,"
"our," or "us"), of proxies from the holders of the Company's issued and outstanding shares of common stock, par value $.02 per share (the "Regular
Common Shares"), and Class A-1 common stock, par value $.02 per share (the "A-1
Common Shares" and, together with the Regular Common Shares, the "Common
Shares"), to be exercised at the 2005 Annual Meeting of Stockholders to be held on ____ __, 2005, at the offices of Bryan Cave LLP, 1290 Avenue of the Americas,
31st floor, New York, NY 10104, at 9:30 a.m., local time, and at any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of
Stockholders.

         This Proxy Statement and enclosed Proxy Card are being mailed to the stockholders on or about _____ __, 2005.

         Among the matters to be considered at the Annual Meeting are:

         o        A proposal to adopt a plan of liquidation (the "Plan"), which would authorize the Board to liquidate all of the Company's assets and, after making the necessary and appropriate
                  reserves against liabilities, make distributions of the
                  proceeds of the liquidation to the Company's stockholders and dissolve the Company;

         o        A proposal to amend the Company's charter to effect a reverse stock split followed immediately by a forward stock split (the
                  "Stock Split") which, if approved, will (i) enable the Company to end its obligations to file annual and periodic reports with, and comply with the rules and regulations of, the
                  Securities and Exchange Commission (the "SEC") and continue future operations as a private company, and (ii) result in the termination of the American Stock Exchange ("AMEX") listing of our Common Shares;

         o        The election of three directors; and

         o        The ratification of the selection of Ernst & Young LLP as the
                  Company's independent registered public accounting firm.

         The Summary Term Sheet which follows provides a summary of the material terms of the Plan, the Stock Split and the transactions contemplated in connection with each of the above. The Proxy Statement contains a more detailed description and background of each of the proposals, and we encourage you to read the entire Proxy Statement and each of the documents that we have attached as exhibits.

SUMMARY TERM SHEET

Summary of Proposed Plan of Liquidation

         The following is a summary of the steps to be undertaken in connection with, and the material terms of, the proposed Plan, which is attached as
Appendix A to this Proxy Statement, and the other transactions contemplated in connection with the Plan. We encourage you to read carefully the entire
Proxy Statement and the attached exhibit for a more detailed description of the terms of the proposed Plan.

         o        General. Under the Plan, we intend to effectuate the orderly sale of each of the Company's remaining assets, which may take place in connection with the dissolution of substantially all
                  Company joint ventures, partnerships and limited liability companies, the collection of all outstanding loans and
                  receivables, an orderly disposition or completion of
                  construction of our development projects, the discharge of all outstanding liabilities to third parties, and, after the
                  provision of appropriate reserves, the distribution of all remaining cash to our stockholders and the dissolution of the
                  Company. See also the information under the caption "Proposal
                  1--What the Plan of Liquidation Contemplates."

         o        Total Distributions. Through the execution of the Plan, we expect that stockholders will receive aggregate cash
                  distributions of between $18.00 and $20.50 per Common Share.
                  At March 31, 2005, our book value per Common Share was $14.84, and during the period January 1, 2005 through May 18, 2005, the date preceding the Company's announcement of the Board's adoption of the Plan and authorization of the Stock Split, the intraday trading range of our Regular Common Shares was
                  between $13.75 and $15.44 per share. After the announcement of the Board's adoption of the Plan and authorization of the
                  Stock Split on May 19, 2005, and through June 10, 2005, the intraday trading range of our Regular Common Shares was
                  between $16.79 and $17.80 per share.

         o        Initial Distribution. We anticipate making an initial
                  distribution ("Initial Distribution") of between $12.00 to
                  $14.00 per Common Share. The amount of the Initial
                  Distribution will be a function primarily of the net sale
                  proceeds received by the Company upon its sale of the three operating residential rental phases of Palomino Park
                  ("Palomino Park"), which comprise 1,184 units within our
                  multifamily residential rental project in Highlands Ranch, a southern suburb of Denver, Colorado. Other components of the
                  Initial Distribution are expected to include a portion of the cash and cash equivalents that we have on hand and may include proceeds from:

                  o        the sale of the remaining properties owned by, and
                           distribution of net cash by, Wellsford/Whitehall
                           Group, LLC ("Wellsford/Whitehall"), a joint venture
                           in which the Company has a 35.21% equity interest;

                  o        the direct or indirect sale of the Company's interest
                           in two contiguous undeveloped parcels of land in
                           Beekman, New York (the "Beekman Properties"), to
                           Jeffrey H. Lynford, the Company's Chief Executive
                           Officer, and Edward Lowenthal, a member of the Board,
                           or an entity controlled by them (the "Beekman
                           Acquirors") at a price determined by the independent
                           members of the Board to be equal to the greater of
                           either (i) the fair market value of the Beekman
                           Properties, based on an independent appraisal, or
                           (ii) the total costs incurred by the Company with
                           respect to the Beekman Properties (which through May
                           31, 2005 aggregated approximately $1 million); and

                  o        the orderly sale of the remaining unsold condominium
                           units at The Fordham residential tower in Chicago
                           ("Fordham Tower") owned by a joint venture in which
                           we have a 10% equity interest.

         We anticipate making the Initial Distribution within 30 days after the later of stockholder approval of the Plan and completion of the sale of the three rental phases of Palomino Park. See the information under the caption "Proposal 1--What the Plan of Liquidation Contemplates;
         --Expected Distributions: Calculation of Estimated Distributions; and
         --Certain Transactions and Possible Effects of the Approval of the Plan
         of Liquidation upon Directors and Officers: Purchase of Beekman by the
         Beekman Acquirors."

         o        Additional Distributions. The balance of the cash to be
                  received by stockholders will be distributed in one or more installments, over a 12 to 36 month period after adoption of the Plan, as we wind up our operations and dissolve the
                  Company. See the information under the caption "Proposal
                  1--Key Provisions of the Plan of Liquidation; --Dissolution."
                  These distributions will be the result of several
                  transactions, including:

                  o        the collection of two notes payable to the Company
                           (the "Guggenheim and Mantua Loans");

                  o        the sale to a third party of Reis, Inc. ("Reis"), a
                           real estate information and database company (our
                           interest is approximately 21.6% of Reis' equity on an
                           as-converted basis at May 31, 2005), or a sale of our
                           ownership interest in Reis; and

                  o        the completion of construction and sale of
                           residential units at the Gold Peak phase of Palomino
                           Park ("Gold Peak"), Claverack, New York ("Claverack")
                           and East Lyme, Connecticut ("The Orchards").
                           Alternatively, or in combination, the Company may
                           sell the land at Gold Peak and The Orchards projects
                           to another developer and our joint venture interest
                           in Claverack to our partner in that venture.

         o        Distribution to a Liquidating Trust. Upon a determination made by the Board at any time prior to the dissolution of the
                  Company, the Board may transfer and assign to a liquidating trust the Company's remaining cash and property to pay (or adequately provide for) all the remaining debts and
                  liabilities of the Company. Any remaining assets of the
                  liquidating trust would be distributed to the holders of our
                  Common Shares. See the information under the caption "Proposal
                  1--Key Provisions of the Plan of Liquidation; --Liquidating
                  Trust."

         o        Amending or Abandoning the Plan. The Board may amend or
                  abandon the Plan for any reason without further action by our stockholders. See the information under the caption "Proposal
                  1--Key Provisions of the Plan of Liquidation; --Modification
                  of Plan of Liquidation; No Further Stockholder Action
                  Required."

         o        Appraisal Rights. No appraisal rights are available under
                  Maryland law to stockholders in connection with the
                  liquidation and dissolution of the Company. See also the
                  information under the caption "Proposal 1 -- Appraisal Rights of Stockholders."

         o        Required Vote. The affirmative vote of two-thirds of all the votes entitled to be cast by holders of the Common Shares is required to approve and adopt the Plan.

In March 2004, the Board retained the services of Lazard Ltd. ("Lazard") for advice as to the strategic alternatives available to the Company, among which were the Company's continuation of its business operations as an independent public entity, a sale of the Company and a liquidation of the Company. As part of its engagement, Lazard assisted management in connection with its determination of a range of potential liquidation proceeds. This included performing various sensitivity analyses of management's projections relating to the amount of cash distributions that could be made to stockholders. Lazard did not independently verify management's budgets and projections, and it did not appraise any of the assets of the Company, although Lazard did perform the mathematical compilations and computations of management's budgets and projections necessary to complete the sensitivity analysis. A full description of assumptions made, procedures followed, matters considered, and the qualifications and limitations on the scope of the review undertaken by the
Board in connection with its determination of the range of liquidation values is set forth under the captions "Introduction--Risk Factors; Proposal
1--Background"; and " -- Expected Distributions" in this Proxy Statement.

Summary of Proposed Stock Split

         The following is a summary of the material terms and conditions of the
Stock Split and the two related Articles of Amendment, attached as Appendices
B-1 and B-2 to this Proxy Statement, and the anticipated effects of the
Stock Split. We encourage you to read carefully the entire Proxy Statement and each of the attached exhibits for a more detailed description of the terms of the proposed Stock Split.

         o        Terms of the Stock Split. The Board has authorized a 1-for-100 reverse stock split (the "Reverse Stock Split") to be followed immediately by a 100-for-1 forward stock split (the "Forward
                  Stock Split"). The Reverse Stock Split and the Forward Stock
                  Split together constitute the Stock Split. As a result of the
                  Stock Split, if you hold less than 100 Regular Common Shares in any account, those shares will be cancelled and exchanged for cash in the amount of $20.50 per pre-split Regular Common
                  Share which will be paid at the time the Stock Split is
                  effective. If you hold 100 or more Regular Common Shares in an account, you will be unaffected by the Stock Split and will not need to exchange or return any existing stock
                  certificates, which, after the Forward Stock Split, will
                  continue to evidence ownership of the same number of shares as they evidenced before the Stock Split. See the information under the captions "Proposal 2 -- What the Stock Split
                  Contemplates", "-- Basic Terms of the Stock Split", "--
                  Exchange of Certificates for Cash Payment or Shares", and "--
                  Effects of the Stock Split" in this Proxy Statement.

         o        Fairness of the Stock Split. The Board has determined that the
                  Stock Split and the price being paid per pre-split Regular
                  Common Share are fair to and in the best interests of all our stockholders, including unaffiliated stockholders, those
                  stockholders who will receive cash in lieu of their Regular
                  Common Shares and those who will remain stockholders after the
                  Stock Split. The Board did not seek a fairness opinion in this matter. See the information under the caption "Introduction --
                  Special Factors Relating to the Stock Split -- Fairness of the
                  Stock Split."

         o        Payment to Holders of Less than 100 Regular Common Shares. The
                  Board has authorized the payment of $20.50 per pre-split
                  share, which is the high end of the range of the amount per
                  Common Share expected to be distributed under the Plan. The
                  Board has reserved the right not to effectuate the Stock Split if the aggregate amount to be paid to redeem all fractional shares exceeds $1 million. A full description of the
                  assumptions made, procedures followed, advisors consulted, matters considered, the qualifications and limitations on the scope of the review undertaken by the Board in connection with the Board's determination of the fairness of the Stock Split, and the amount to be paid for each pre-split Regular Common
                  Share held by stockholders owning less than 100 Regular Common
                  Shares in accounts are set forth under the captions
                  "Introduction -- Special Factors Related to Stock Split --
                  Fairness of the Stock Split," and " Proposal 2 -- Reservation
                  of Right to Abandon Stock Split" in this Proxy Statement.

         o        Conduct of the Company Following the Stock Split. If our
                  stockholders approve the proposed Stock Split but not the
                  proposed Plan, then the Company will continue its business operations and retain its net cash equity, but without having to meet the reporting requirements and associated obligations of a public company under the Exchange Act. If our
                  stockholders reject the Stock Split, but approve the Plan, or we exercise our right not to effectuate the Stock Split, we intend to execute the Plan but will continue to bear the costs associated with a public reporting company even after we
                  distribute a substantial portion of our net cash equity to our stockholders. In such event, the amounts distributed under the
                  Plan will be reduced by our incremental costs of remaining a public company. The Board has recommended the adoption of both the Plan and the Stock Split. See the information under the captions "Proposal 2 -- Effects of the Stock Split: Effects of
                  the Stock Split on the Company" and "-- Conduct of the
                  Company's Business After the Stock Split" in this Proxy
                  Statement.

         o        Abandonment of the Stock Split. The Board reserves the right not to effect the Stock Split at any time preceding the
                  effective date of the Stock Split (the "Split Effective
                  Date"). Furthermore, the Board has reserved the right not to effect the Stock Split if the aggregate amount to be paid to redeem all fractional shares exceeds $1 million. See the
                  information under the captions "Proposal 2 -- What the Stock
                  Split Contemplates", "-- Source of Funds and Financial Effect
                  of the Stock Split", "--Reservation of Right to Abandon the
                  Stock Split" and "-- Split Effective Date" in this Proxy
                  Statement.

         o        Appraisal Rights. If the Stock Split takes place, you will not be entitled to appraisal rights under either our governance documents or the Maryland General Corporation Law ("MGCL") as
                  a result of the Stock Split. See also the information under the caption "Proposal 2 -- Appraisal Rights" in this Proxy
                  Statement.

         o        Effects of the Stock Split. As of June 10, 2005, we had
                  6,467,639 Common Shares outstanding. Our Regular Common
                  Shares, of which 6,297,736 are issued and outstanding, are currently registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and listed on the
                  AMEX (trading symbol: WRP), and we are subject to registration and periodic reporting obligations under the Exchange Act. On
                  June 3, 2005, our Regular Common Shares were held by 576
                  stockholders of record, and we believe that the Stock Split will reduce this number to approximately 112. If the number of record holders is reduced to below 300, then we will terminate our public registration, reporting, and other obligations
                  under the Exchange Act, delist our Regular Common Shares from trading on the AMEX, and be relieved of approximately $1.9 million of administrative costs annually. See the information under the captions "Proposal 2 -- Reasons for, Potential
                  Advantages of, and Purpose of the Stock Split", "-- Fairness
                  of the Stock Split" and "-- Effects of the Stock Split" in
                  this Proxy Statement.

         o        Required Vote. The affirmative vote of a majority of all the votes entitled to be cast by holders of the Common Shares is required to approve and adopt the Stock Split.

SPECIAL FACTORS RELATING TO THE STOCK SPLIT

PURPOSES, ALTERNATIVES, REASONS AND EFFECTS OF THE STOCK SPLIT

Purpose of the Stock Split

         The purpose of the Stock Split is to terminate the Company's registration and periodic reporting obligations under the Exchange Act, terminate the AMEX listing of our Regular Common Shares, and continue future operations as a non-public company, whether or not our proposed Plan of
Liquidation (Proposal 1) is adopted. We are permitted to terminate our registration under the Exchange Act if there are fewer than 300 record holders of our outstanding Regular Common Shares. Through the Stock Split, we intend to reduce the number of stockholders of record of our Common Shares to fewer than
300 by cashing out the stockholders who hold less than 100 Regular Common Shares
(the "Cashed-Out Stockholders"). As a result of these actions, our Board and management expect that the Company will be relieved of significant costs, administrative burdens and compliance obligations associated with operating as a listed public company. However, the actual savings to be realized from terminating the Company's registration and periodic reporting obligations under the Exchange Act and the listing of our Regular Common Shares on the AMEX may be higher or lower than such estimates.

Background to the Stock Split

         As discussed in greater detail under the caption "Proposal 1 --
Background," in March 2004 we retained Lazard to assist us in evaluating our strategic alternatives with a view to maximizing stockholder value. Among the strategic alternatives initially considered by the Board and Lazard were continuing business operations as they existed, repurchasing Regular Common
Shares in a privately negotiated transaction with a major stockholder, entering into a business combination, undertaking a corporate liquidation, or some combination of these alternatives. Management also discussed with the Board its belief that it would be worthwhile to discuss possible business opportunities with other third parties and consider other strategic alternatives. As part of our review of our strategic alternatives, the Board considered the possibility of terminating the registration of its Regular Common Shares under the Exchange
Act and delisting the Regular Common Shares from the AMEX as one of several alternatives in the context of other strategic alternatives, such as a liquidation or continuing the Company's operations as they existed in order to realize significant cost savings. At each Board meeting discussing these matters, management, the Board and representatives from Lazard were present, as were attorneys from Bryan Cave LLP and Willkie Farr & Gallagher LLP.

         The Board first discussed the possibility of a reverse stock split during its meeting on May 19, 2004. At that meeting, management reported to the
Board about their previous discussions with Bryan Cave regarding the legal and tax implications of the various strategic alternatives including, but not limited to, a reverse stock split followed by a modified Dutch auction tender offer with the hope that such alternatives would result in deregistration of the
Regular Common Shares from the Exchange Act and delisting the Regular Common
Shares from the AMEX.

         The Board revisited the possibility of deregistering its Regular Common
Shares from the Exchange Act and delisting them from the AMEX and of engaging in a reverse stock split during its January 27, 2005 meeting. At the meeting, the
Board discussed how best to accomplish terminating its registration and periodic reporting requirements under the Exchange Act and delisting its Regular Common
Shares from the AMEX in the event the Company adopted a plan of liquidation or continued its present business operations, including a modified Dutch auction tender offer. If such an auction were undertaken, management stated that it would probably not tender its shares, thus potentially increasing its ownership in the surviving entity. Management indicated that given the Company's cash resources it could not acquire enough shares from a sufficient number of stockholders to ensure that the tender offer alone would result in the Company having less than 300 stockholders so that the Company could terminate its registration and periodic reporting requirements under the Exchange Act.
Management also indicated that the Company would need to effectuate a Reverse
Stock Split, with or without a tender offer, in order to enable the Company to terminate its registration and periodic reporting requirements under the
Exchange Act and delist its Regular Common Shares from the AMEX. The Board also discussed the possibility that indefinitely continuing the Company's present operations as a public company, with its accompanying Sarbanes-Oxley reporting requirements, could erode the value of the stockholders' equity.

         The Board continued its consideration of deregistering its Regular
Common Shares from the Exchange Act and delisting them from the AMEX and of engaging in a reverse stock split during its March 22, 2005 meeting. At that meeting, management advised that, based on current shareholdings, the intended effect from the Reverse Stock Split could be accomplished through a 1-for-100 reverse stock split because the 1-for-100 ratio would allow the Company to cash out odd-lot stockholders to reduce the number of stockholders to below 300.
Management based, in part, its recommendation for the Reverse Stock Split upon the Board's consideration, in its January 27, 2005 meeting, of the advantages and disadvantages of various options to terminate its registration and periodic reporting requirements under the Exchange Act. Management and Lazard reviewed the recommendations with the Board. The Board discussed the advantages and disadvantages associated with the Company's various strategic alternatives. The
Board authorized management to continue consulting with the Company's counsel regarding legal and procedural implications of these transactions and with
Lazard to finalize its analysis of the Company's strategic alternatives. The
Board, however, deferred acting on management's proposal until its next meeting.

         At the May 19, 2005, Board meeting, the Board approved the Plan and the
Stock Split, both subject to stockholder approval, following a presentation by
Mr. Lynford of, among other things, the estimated liquidation value of the
Company, the general purpose and features of the Stock Split (and how it compared favorably to effectuating solely a Reverse Stock Split because, among other reasons, it obviated a need to exchange stock certificates), the advantages and disadvantages of the Stock Split and other matters relating to the Plan and Stock Split. In making its determination, the Board also considered the presentation made by representatives from Lazard, who reviewed the services performed by Lazard; Lazard's observations about the Company and its assets;
Lazard's view of the benefits and considerations associated with various strategic alternatives; the process Lazard and the Company engaged in relating to a merger or sale of the Company; the Company's cash distribution alternatives; a review of a possible range of values of the Company's assets in a liquidation (the ranges were based on management's projections and assumptions); and a sensitivity analysis with respect to the timing and amount of the potential cash distributions to shareholders in a liquidation (the analysis was based on management's projections and assumptions). As part of its deliberations regarding the merits of the Stock Split, the Board considered the additional cost savings that could be realized by terminating the registration of its Regular Common Shares under the Exchange Act and delisting the Regular
Common Shares from the AMEX and how these cost savings could be distributed to our stockholders during the course of the liquidation described by the Plan.

         The Board determined that the Reverse Stock Split ratio of 1-for-100 was appropriate after considering other ratios and several other factors. The
Board considered and reviewed, to the extent that information was available, the number of Regular Common Shares held by each registered stockholder and determined that a significant majority owned less than 100 Regular Common
Shares. After reviewing these findings and the potential costs of redeeming fractional shares following the Reverse Stock Split, the Board determined that a
Reverse Stock Split at a 1-for-100 ratio would likely assure that the Company would be able to terminate its registration and periodic reporting requirements under the Exchange Act in a cost-efficient manner, which would allow for greater cash distributions under the Plan.

Alternatives to the Stock Split

         The Board and our management considered the possibility of engaging in a limited tender offer, of purchasing Regular Common Shares in the market, or of effectuating a reverse stock split to accomplish the termination of the registration of its Regular Common Shares under the Exchange Act and the delisting of the Regular Common Shares from the AMEX. In weighing the Company's options, the Board and our management determined that, unlike a reverse stock split, neither a limited tender offer nor repurchase of Regular Common Shares in the market could give the Company a high degree of confidence in being able to terminate its registration of Regular Common Shares under the Exchange Act (by causing there to be fewer than 300 record stockholders). Furthermore, the Board and our management determined that a reverse stock split would require the
Company to repurchase the fewest number of Regular Common Shares to allow it to terminate the registration of the Regular Common Shares under the Exchange Act and their delisting from the AMEX. Management also believed that the cost of effecting the Stock Split would be less than the cost of effectuating the other alternatives and the Company would have to expend less funds to qualify for deregistering its Regular Common Shares under the Exchange Act and, therefore, have more funds available to distribute to stockholders if the Plan is approved by stockholders. Therefore, in light of the cost considerations outlined above and in light of the likelihood of success, the Board and our management determined that the Reverse Stock Split was superior to other alternatives of accomplishing the purpose of this proposal and should be effectuated whether or not the Plan is adopted.

Reasons for Deregistering and Delisting the Regular Common Shares

         The Company has been a public reporting company since it commenced business operations in May 1997. In considering the desirability of the Stock
Split, the Board decided that the significant tangible and intangible costs of our being a public company are no longer justified because we have not been able to realize many of the benefits that publicly traded companies sometimes realize. These benefits include the creation of a trading market which would provide adequate liquidity to stockholders, provide a meaningful incentive for our key employees, serve as a tool to enhance our ability to hire new employees and facilitate raising equity capital. However, as discussed in greater detail below, we have not been able to take advantage of these benefits. Specifically, the Board considered, among other factors, the following reasons why the Company no longer benefits from being a public company and having its Regular Common
Shares listed on the AMEX:

         Creation of trading market. The limited public float and thin trading market in our Regular Common Shares has impaired our stockholders' ability to sell their Regular Common Shares by not providing adequate liquidity to realize the full benefits of holding publicly traded stock and has provided neither a meaningful incentive for our key employees nor a meaningful tool to enhance our ability to hire new employees. The average daily trading volume of our Regular
Common Shares was approximately 3,500 shares over the 12 months prior to May 19,
2005, the date on which the Board adopted and announced the Plan and Stock
Split. The Board considered the low daily trading volume and the fact that a majority of the Company's shares were owned by a few stockholders to be impediments to the creation of a trading market. The average daily trading volume of our Regular Common Shares was approximately 117,000 shares between May
19, 2005 and June 10, 2005. Such volume was significantly higher immediately following May 19, 2005, and significantly lower closer to June 10, 2005 (with daily volume at a high of 758,200 on May 20, 2005, and a low of 1,400 on June 7,
2005). From January 1, 2003 to May 18, 2005, our market capitalization has ranged from $89 million to $128 million, and on May 18, 2005, the day prior to the date we announced the Board's adoption of the Plan and authorization of the
Stock Split, our market capitalization was approximately $90 million. As a result of the limited number of our Regular Common Shares being publicly traded, other than our stock specialist on the AMEX, who makes a market in our Regular
Common Shares, we have received limited interest from market makers and institutional investors, notwithstanding our management's efforts to persuade and induce market makers to make a market or for our Regular Common Shares and analysts to issue reports on the Company. The small size of our market capitalization also limits the interest in financial analysts who might report on our activity to the investment community. The Board has come to the conclusion that without the issuance of a significant number of additional
Regular Common Shares, for which we don't believe there would be sufficient demand at the price the Company would seek, it would be difficult, if not impossible, to create a more active trading market in our Regular Common Shares.
For these and other reasons set forth below, we believe that we can no longer justify the considerable expenses that we incur as a publicly reporting company.

         Access to Capital Markets. One significant advantage to the Company of its status as a public reporting and listed company is access to the capital markets for the purpose of raising equity capital and making acquisitions in exchange for its stock. With the decline in our Regular Common Share price, and the illiquidity of our Regular Common Shares, we are far less likely to have access to the public capital markets, which would be one of the primary benefits of public ownership, and cannot effectively use our stock to acquire other companies. In addition, the level of our transaction activity has not necessitated that the Company raise capital. Therefore, the benefits with respect to raising capital that the Company and its stockholders would typically expect to derive from the Company's status as a public company are not being realized and are not likely to be realized in the foreseeable future. If the
Stock Split is approved and effected, the inability of the Company to access the public capital markets will, of course, become permanent.

         Cost Savings. The Company incurs direct and indirect costs associated with its status as a public reporting and listed company. Among the most significant are the costs associated with compliance with the registration and periodic reporting obligations imposed by the SEC. For example, in 2003 our accounting costs aggregated approximately $450,000; in contrast, in 2004, our accounting costs, which include the costs of complying fully with the
Sarbanes-Oxley Act of 2002, tripled compared to the previous year and increased to approximately $1,350,000. We estimate that the direct costs associated with compliance with our registration and periodic reporting obligations under the
Exchange Act and AMEX and consequently, the saving to the Company from such deregistration from the Exchange Act and delisting from the AMEX include, but are not limited to, the following:

      Estimated Future Annual Savings that May Be Realized by Deregistering under the Exchange Act and Delisting from the American Stock Exchange

Audit and Accounting Fees                                            $450,000
Sarbanes-Oxley Compliance                                             600,000
Transfer Agent Fees                                                    20,000
Annual Proxy Statement Expenses                                        30,000
Financial Printing Expenses                                            17,000
Legal Fees                                                            350,000
American Stock Exchange Listing Fees                                   18,000
Salaries, Miscellaneous Clerical and Other Administrative Expenses    455,000
                                                                   ----------
         Total                                                     $1,940,000
                                                                   ==========

         As a comparison, the Company estimates that the legal, accounting, financial consulting and other fees payable in connection with the Stock Split will be approximately $1.8 million, including the maximum amount of $1 million the Company estimates will be payable for fractional shares resulting from the
Stock Split. Indirect costs associated with compliance with the registration and periodic reporting obligations under the Exchange Act include, among other things, the time the Company's executive officers expend to prepare and review the Company's internal and public periodic reports mandated by the Exchange Act and comply with the rules and regulations of the SEC, the Exchange Act and the
AMEX. The Company estimates that compliance with SEC, Exchange Act and AMEX rules requires approximately 35% of the total time the officers expend in the management of the Company. Due to additional regulations and compliance procedures required of public companies under the Sarbanes-Oxley Act of 2002, the direct and indirect costs identified above have increased significantly in recent years.

         The Stock Split will also decrease the administrative expenses we incur in servicing a large number of record stockholders who own relatively small amounts of our Common Shares. The cost of administering each registered stockholder's account is the same regardless of the number of shares held in that account. As of June 3, 2005, there were approximately 576 stockholders of record of the Company's Regular Common Shares and approximately 464 stockholders of record held fewer than 100 shares, representing approximately 81% of the total number of holders of record of the Company's Regular Common Shares. The administrative burden and cost to us of maintaining records with respect to these numerous small accounts and the associated cost of preparing, printing and mailing information to them is, in the Board's view, excessive given our limited size and the nature of our operations. These expenditures result in no material benefit to the Company. The Stock Split will enable us to cash out these small shareholdings at the high end of the expected range of liquidation proceeds and to eliminate much of these costs, with the savings being passed on to the remaining stockholders in the form of increased distributions in the event that they approve the proposed Plan (Proposal 1).

         The Board considered the cost to the Company of continuing to prepare and file periodic reports with the SEC and complying with the rules and regulations of the SEC and the AMEX and compared them to the benefits to the
Company and its stockholders of continuing to operate as a public company. In addition, the Board determined that under the current circumstances the benefits that the Company and its stockholders would typically expect to derive from the
Company's status as a public company are not being realized and are not likely to be realized in the foreseeable future. As a result, the Board concluded that the elimination of the direct and indirect costs of complying with the Company's registration and periodic reporting obligations under the Exchange Act and AMEX outweighed the benefits of continuing to be a public company and incurring such costs. The Company is, therefore, proposing the Stock Split to save the Company the substantial costs, which are only expected to increase over time, and resources required to comply with the registration and periodic reporting obligations under the Exchange Act and AMEX and other obligations associated with operating as a public-reporting company. We believe that the costs of operating as a public company, particularly legal and audit fees, continue to increase year to year. The savings from ceasing our obligations as a public reporting company will inure to the benefit of our stockholders who will receive distributions upon liquidation of the Company in accordance with the Plan.
However, the actual savings to be realized from terminating the Company's registration and periodic reporting obligations under the Exchange Act and AMEX may be higher or lower than such estimates.

         Even if our current plans to liquidate the Company are not adopted by our stockholders, in the Board's judgment, the elimination of the costs of operating as a listed public company outweigh any foreseeable future benefit from remaining a listed public company.

Effects of the Stock Split

Effects of the Stock Split on Stockholders Who Hold Less than 100 Regular Common
Shares of the Company in a Single Account

         When the Stock Split is effected, stockholders holding less than 100
Regular Common Shares in a single account immediately prior to the Split
Effective Date will not receive a fractional share of the Company's Regular
Common Shares as a result of the Stock Split, but rather will receive cash equal to $20.50 for each Regular Common Share held immediately prior to the Split
Effective Date. The Company intends to pay any reasonable transaction or bonding fees that may be imposed on the Cashed-Out Stockholders by a bank, brokerage firm or other nominee. Given that Cashed-Out Stockholders will not have to pay any service charges or brokerage commissions in connection with the cashing out of their shares as a result of the Stock Split, the Company believes the structure of the Stock Split to be a benefit to the Cashed-Out Stockholders.
Among the potential detriments of the Stock Split is the fact that after the
Stock Split, Cashed-Out Stockholders will have no further ownership interest in the Company, and will no longer be entitled to vote as a stockholder or share in the Company's future assets, earnings and profits, if any, or distributions, including such as may result from the Plan. The Cashed-Out Stockholder's only right will be to receive cash for their Regular Common Shares.

         All amounts owed to the Cashed-Out Stockholders as a result of the
Stock Split will be subject to applicable U.S. Federal and state income taxes and state abandoned property, or escheat laws. Stockholders of the Company following the Stock Split who do not receive any cash in the stock split will recognize neither a gain nor loss with respect to their Regular Common Shares.
Cashed-Out Stockholders, who will receive cash in lieu of fractional Regular
Common Shares, will be treated as receiving cash as payment in exchange for their fractional Regular Common Shares and may recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional Regular Common Shares surrendered for cash.
Additional details regarding the U.S. Federal tax consequences of the Stock
Split are described later in this Proxy Statement under the heading "Proposal
2--Material Federal Income Tax Consequences." Additional details regarding state abandoned property, or escheat laws are described later in this Proxy Statement under the heading "Proposal 2--Escheat Laws."

Effects of the Stock Split on Stockholders Who Hold 100 or More of the Company's
Regular Common Shares in a Single Account

         When the Stock Split is effected, stockholders with 100 or more Regular
Common Shares in a single account immediately prior to the Effective Date of the
Stock Split and the holder of the A-1 Common Shares (the "Remaining
Stockholders") will be unaffected. Generally, we expect that nominees (such as banks or brokers holding shares on behalf of their clients in "street name"), when determining what accounts will be subject to being cashed out as a consequence of the Reverse Stock Split, will aggregate all accounts of a beneficial holder (i.e. all accounts having the same tax identification or social security number and having the same registered name) held by such nominee. In other words, if a stockholder has opened multiple accounts with a nominee, each of which holds our Common Shares, and if all such accounts are registered in the same name, then we expect that the nominee will aggregate all such holdings to determine whether such stockholder will become a Cashed-Out
Stockholder as a result of the Reverse Stock Split. However, we can offer you no assurance that nominees will follow this procedure, and we encourage you to contact your bank or broker directly to determine what they intend to do to effect the Stock Split on our behalf and how to consolidate your holdings, if necessary, so that you may remain a stockholder rather than become a Cashed-Out
Stockholder.

         Although the Remaining Stockholders will benefit from having the opportunity to share in the future successes of the Company, if any, and in any earnings resulting from the Plan, if implemented, among the detriments of the
Stock Split to the Remaining Stockholders is the fact that they will not have the option to liquidate any or all of their shares like the Cashed-Out
Stockholders. Further, once the Company has deregistered its Regular Common
Shares from the Exchange Act and delisted its Regular Common Shares from the
AMEX, there will be no public market for the Regular Common Shares, and any market that may develop is likely to be significantly less liquid than even today's public market; as a result, it will be even more difficult to value such shares. Accordingly, it may be more difficult for the Remaining Stockholders to sell their Regular Common Shares if they should so desire.

         If we terminate the registration of the Regular Common Shares under the
Exchange Act, we will no longer be required to file public reports of the
Company's financial condition and other aspects of the Company's business with the SEC. Unless otherwise required by law, we do not currently intend to distribute any more financial and other Company information to our stockholders.
As a result, stockholders and brokers will have less access to information about the Company's business and results of operations than they had prior to the
Stock Split. Nevertheless, we may decide in our sole discretion to provide certain financial and other information to our stockholders at some time in the future.

         In addition, if we terminate the registration of the Regular Common
Shares under the Exchange Act, the Regular Common Shares will cease to be eligible for trading on any securities market except the "pink sheets," which may not be available as a source of liquidity. In order for the Regular Common
Shares to be quoted on the "pink sheets" (a centralized quotation system that collects and publishes market maker quotes for securities), one or more broker-dealers must act as a market maker and sponsor the Regular Common Shares on the "pink sheets." Following consummation of the Stock Split and the absence of current information about the Company being filed under the Exchange Act, there can be no assurance that any broker-dealer would be willing to act as a market maker in the Regular Common Shares. There is also no assurance that the
Regular Common Shares will be available for purchase or sale after the Stock
Split has been consummated.

                                       10

General Examples of Potential Effects of the Stock Split

         In general, the results of the Stock Split can be illustrated by the following examples:

   HYPOTHETICAL SCENARIOS                        RESULT
----------------------------  --------------------------------------------------
Stockholder A is a            Instead of receiving a fractional share of
registered stockholder who    the Company's Regular Common Shares
holds 50 Regular Common       immediately after the Stock Split,
Shares in her record account  Stockholder A's 50 shares will be converted on the Split Effective Date.  into the right to receive $1,025.00 (50 x
                              $20.50).

                              Note: If Stockholder A wants to continue her
                              investment in the Company, she can buy at least 50
                              more Regular Common Shares and hold the shares in
                              her record account. Stockholder A would have to
                              act far enough in advance of the Split Effective
                              Date so that the purchase is complete before the
                              close of business on that date.

Stockholder B has two         Stockholder B will be entitled to receive cash
separate record accounts.     payments equal to the number of Regular Common
As of the Split Effective     Shares that he holds in each record account,
Date, he holds 40 Regular     instead of receiving fractional shares.
Common Shares in one account  Stockholder B would receive $1,640.00 ($820.00 for and 40 Regular Common Shares  the cash out of each account's 40 Regular Common
in the other.  All of his     Shares at $20.50 per Regular Common Share).
shares are registered in his
name only.                    Note: Generally, we expect that nominees (such as
                              banks or brokers holding shares on behalf of their
                              clients in "street name"), when determining what
                              accounts will be subject to being cashed out as a
                              consequence of the Reverse Stock Split, will
                              aggregate all accounts of a beneficial holder
                              (i.e. all accounts having the same tax
                              identification or social security number and
                              having the same registered name) held by such
                              nominee. In other words, if a stockholder has
                              opened multiple accounts with a nominee, each of
                              which holds our Common Shares, and if all such
                              accounts are registered in the same name, then we
                              expect that the nominee will aggregate all such
                              holdings to determine whether such stockholder
                              will become a Cashed-Out Stockholder as a result
                              of the Reverse Stock Split. Accordingly, if a
                              stockholder owned 60 Regular Common Shares in each
                              of two accounts held at the same brokerage firm
                              and under the same social security number, our
                              expectation is that such stockholder would not
                              become a Cashed-Out Stockholder because the total
                              number of Regular Common Shares that he
                              beneficially owns at the brokerage house is
                              greater than 99. However, we can offer you no
                              assurance that nominees will follow this
                              procedure, and we encourage you to contact your
                              bank or broker directly to determine what they
                              intend to do to effect the Stock Split on our
                              behalf.

Stockholder C holds 525       After the Stock Split, Stockholder C will continue
Regular Common Shares in his  to hold 525 Regular Common Shares in his record
record account as of the      account.
Split Effective Date.

                                       11

Effect of the Stock Split on Option Holders

         Regardless of whether an outstanding stock option provides a right to purchase more than, less than, or exactly 100 Regular Common Shares, the number of Regular Common Shares underlying each such outstanding stock option, whether granted under our 1997 Management Incentive Plan, 1998 Management Incentive
Plan, or Rollover Stock Option Plan (collectively, the "Incentive Plans"), will not change as a result of the Stock Split. The Board, as administrator of the
Incentive Plans, has determined that no adjustment to the outstanding stock options is necessary or appropriate in connection with the Stock Split. The
Stock Split will leave all option holders relatively unaffected. However, because the total number of outstanding Regular Common Shares will decrease slightly as a result of the Stock Split, all of the participants of our
Incentive Plans, including management, will own a slightly larger portion of the
Company upon exercise of their options, than they would have if the Stock Split had not been effected. Similarly, any holder of more than 100 Common Shares will similarly own a slightly larger portion of the Company after the Stock Split is effected.

Effects of the Stock Split on the Company

         As of June 10, 2005, 6,297,736 of the Company's Regular Common Shares
were outstanding. If we were to expend the proposed maximum of $1 million to cash out fractional shares in the Stock Split, we would retire 48,780 Regular
Common Shares. The shares cashed out in the Stock Split will be cancelled and will become authorized but unissued Regular Common Shares, which may be reissued without stockholder approval and without increasing the number of Regular Common
Shares authorized under the Company's Charter. Any such future issuance of
Common Shares cancelled in the Stock Split may have a slight dilutive effect on the ownership percentage of the Company's stockholders who remain stockholders after the Stock Split.

         The Company's Regular Common Shares are currently registered under the
Exchange Act and listed on AMEX and consequently the Company is subject to registration and periodic reporting obligations under the Exchange Act. The
Company believes the reduction in the number of record holders of Regular Common
Shares from approximately 576 to approximately 112 as a result of the Stock
Split will allow the Company to file to terminate its registration and periodic reporting obligations under the Exchange Act, delist its Regular Common Shares from the AMEX, and continue future operations as a private company. As a result, the Company would be relieved of the costs, administrative burdens and competitive disadvantages associated with a operating as a public company. In the event that the number of record holders of Regular Common Shares increases over 300 before we can cease public registration under the Exchange Act or if the number of record holders of Regular Common Shares increases over 500 after we cease public registration under the Exchange Act, we will remain, or once again become, subject to the Exchange Act, and we will continue to operate our business as a going concern, or in liquidation if the Plan is adopted by our stockholders, without the benefit of any cost savings that operating as a private company would have afforded us.

         If a sufficient number of stockholders holding less than 100 Regular
Common Shares purchase enough Regular Common Shares to remain stockholders following the Stock Split, then the number of holders of record of the Company's
Regular Common Shares may not be reduced below 300 and the Company may be ineligible to terminate its registration and periodic reporting obligations under the Exchange Act. If this occurs, we will continue to operate our business as a going concern, or as a concern in liquidation if the Plan is adopted by our stockholders, without the benefit of the cost savings that operating as a private company would have afforded us.

         Following the Stock Split, our Regular Common Shares will continue to have the same par value as before the Stock Split, and the holders of our
Regular Common Shares will have the identical rights and privileges as stockholders that they had before the Stock Split.

         The Company has no current plans to issue Regular Common Shares other than pursuant to the Company's existing stock plans, but the Company reserves the right to do so at any time and from time to time at such prices and on such terms as our Board determines to be in the Company's best interests and the best interests of the Company's then stockholders. The Company's Board will take such action, as it deems necessary or appropriate to make equitable adjustments to the terms of any outstanding stock options.

         Following the Stock Split, our senior management will remain the same, and the terms of their employment shall also remain the same. Our management, and in particular our Chief Executive Officer and Chief Financial Officer, were particularly involved in determining the potential values of our assets under various circumstances, assessing future business prospects, causing the preparation of projections of earnings and liquidation values under various scenarios, evaluating third-party offers to purchase assets of the Company or the entire Company, providing Lazard with information about the Company and reviewing Lazard's work product.

                                       12

Detriments of the Stock Split

         Completion of the Stock Split could have a detrimental effect upon the
Company's Cashed-Out Stockholders. These stockholders will have no further ownership interest in the Company and will no longer be entitled to vote as a stockholder or share in the Company's future assets, earnings and profits, if any, or distributions, including those that may be made under the Plan. It will not be possible for Cashed-Out Stockholders to reacquire an equity interest in the Company unless they purchase an interest from the Remaining Stockholders.
Furthermore, approval of the Stock Split and the effectuation of the Stock Split will mean that unaffiliated stockholders who are also Cashed-Out Stockholders will not have the right to liquidate their Regular Common Shares at a time and for a price of their choosing because by operation of law they will involuntarily surrender their shares for cash.

         Completion of the Stock Split could also have a detrimental effect upon the Company's Remaining Stockholders. Upon completion of the Stock Split, and upon completion of the deregistration of its Regular Common Shares from the
Exchange Act and delisting its Regular Common Shares from the AMEX, there will be no public market for the Regular Common Shares, and any market that may develop is likely to be significantly less liquid than even today's public market; as a result, it will be even more difficult to value the Regular Common
Shares. Accordingly, it may be more difficult for the Remaining Stockholders to sell their Regular Common Shares. Furthermore, by terminating its reporting obligations under the Exchange Act, the Remaining Stockholders will have less access to information about the Company's business and results of operation than they had prior to the Stock Split. Another result of the termination of the
Company's Exchange Act obligations and AMEX listing requirements is that we will no longer be subject to the provisions of the Sarbanes-Oxley Act, the liability provisions of the Exchange Act, or the corporate governance standards of the
AMEX (though the Board intends to maintain some of its existing corporate governance practices). Furthermore, our officers will no longer be required to certify to the accuracy of our financials.

         Holders of Regular Common Shares who dissent from the Stock Split, regardless of whether they will become Cashed-Out Stockholders or Remaining
Stockholders following the Stock Split, do not have a right of appraisal. The laws of the State of Maryland, the jurisdiction under which the Company is incorporated, do not provide dissenting stockholders with appraisal rights for the fair value of their Regular Common Shares as a result of the Stock Split.

         The Stock Split will change the percentage of beneficial ownership of each of the officers and directors of the Company. On June 10, 2005, before the
Stock Split, the Company's directors and officers, as a group, and the Company's non-qualified deferred compensation trust, under which some members of management are beneficiaries, beneficially owned 6.3% of the Common Shares
(exclusive of any options that may have been exercisable as of June 10, 2005).
Immediately after taking into account the effect of the Stock Split, we estimate that our directors and officers, as a group, and the Company's non-qualified deferred compensation trust, under which some members of management are beneficiaries, will beneficially own 6.4% of the Common Shares (exclusive of any options that may have been exercisable as of June 10, 2005). See also information under the caption "Proposal 3--Security Ownership of Certain
Beneficial Owners and Management and Related Stockholder Matters" in this Proxy
Statement.

FAIRNESS OF STOCK SPLIT

         The Board has analyzed the Stock Split and its anticipated effects on the Company's stockholders, including its unaffiliated stockholders, and has unanimously determined that the Stock Split is substantively and procedurally fair to, and in the best interests of, the Company's stockholders, including its unaffiliated stockholders, whether they are cashed out and/or remain as stockholders following the Stock Split. In reaching this conclusion, the Board considered, in no particular order and without preference, the following factors:

Substantive Factors Favoring the Stock Split

         Valuation Considerations. The Stock Split offers all stockholders holding less than 100 Regular Common Shares the opportunity to dispose of their holdings at a premium above current market prices and average historic market price without brokerage commissions. The Board considered several methods for valuing our Regular Common Shares to determine the $20.50 price per share to pay to stockholders who will have only fractional Regular Common Shares as a result of the Stock Split and will, therefore, be cashed out following the Stock Split.
These valuation considerations included the following:

                                       13

                       o     Current and historical market price of our Common
                             Shares. The Company's Regular Common Shares have
                             traded within a narrow intraday trading range
                             between $13.75 to $16.00 per share for the 12
                             months prior to May 19, 2005. In light of the fact
                             that the Board has determined that a liquidation of
                             the Company's assets, followed by a distribution to
                             its stockholders of the cash proceeds, would
                             maximize its stockholders' returns, the Board has
                             determined that our Regular Common Shares' current
                             market prices and historical market prices should
                             be of minor consideration.

                      o      Net Book Value. As of the March 31, 2005
                             consolidated balance sheet, the net book value per
                             share of our outstanding Common Shares was $14.84.
                             In light of the proposed Plan, the Board considered
                             net book value to be of minor consideration.

                      o      Going Concern Value. Although the Board considered
                             our going concern value, it believed that our
                             liquidation value would be higher and, therefore,
                             the going concern value should not be a
                             significant consideration. The Board's
                             determination of the Company's going concern value
                             was based in part on a consideration of our future
                             prospects and the inability to find favorably
                             priced assets that would yield an appropriate
                             return on investment at an acceptable level of risk.
                             The Board also considered the fact that because of
                             its strategic decision to sell fully valued assets
                             and not reinvest its cash at this time, it would be
                             unlikely for us to generate significant earnings
                             in the near future.

                      o      Liquidation Value. Our Board believes that the
                             Company's liquidation value is between $18.00 to
                             $20.50 per Common Share. The Board determined this
                             range after an exhaustive review of the materials
                             presented by management and Lazard and after many
                             consultations with management, including our Chief
                             Executive Officer and Chief Financial Officer, and
                             Lazard at which the parties discussed the
                             potential value under various circumstances of our
                             assets and the potential proceeds which may be
                             derived from their sale in a liquidation over
                             various periods of time. Lazard's role was to
                             assist and advise management in connection with
                             management's determination of a range of potential
                             liquidation proceeds by performing mathematical
                             compilations and computations and sensitivity
                             analyses of the amounts that could be distributed
                             to stockholders based on management's projections
                             (which projections Lazard did not independently
                             verify) of the proceeds from the Company's asset
                             sales and the timing of such sales as well as
                             costs and operating expenses over various time
                             frames for liquidation. Therefore, Lazard's role
                             in the analysis and development of the range of
                             possible liquidation values was largely mechanical
                             and Lazard did not make any conclusion with
                             respect to the valuation of assets. The
                             sensitivity analyses were based on discount rates
                             of 7.5%, 10%, 12.5% and 15% and considered the
                             possibility of liquidating certain assets either
                             within one year of the adoption of the Plan or
                             alternatively, within three years from the
                             adoption of the Plan.

                            We base our estimates of the net proceeds from the
                            sale of the condominiums to be constructed at Gold
                            Peak upon a composite of a variety of sources,
                            including information from and discussions that we
                            have had with local real estate brokers, our
                            analysis of comparable sales figures, and our
                            internal budgets of costs and operating expenses
                            and other analyses. Our estimates of the net
                            proceeds from the sale of condominiums at Fordham
                            Tower, from the sale of single family homes at The
                            Orchards and Claverack, and from the sale of
                            Wellsford/Whitehall's remaining assets (one office
                            building and one vacant land parcel) are based on a
                            similar combination of considerations. Our
                            estimates of the net proceeds from the sale of the
                            Beekman Properties is based upon the results of the
                            valuation of the Beekman Properties determined by
                            an independent appraiser, which appraisal is included
                            in this proxy statement as Appendix C, and may be
                            higher, depending upon the total costs incurred by
                            the Company with respect to the Beekman Properties.
                            Our valuation of the Guggenheim and Mantua Loans is
                            based upon our assumption that both notes will be
                            paid in full. The valuation of our ownership
                            interests in Reis assumes that Reis will be sold
                            for an amount equal to the Company's original
                            investment. Other than an appraisal of the Beekman
                            Properties, we neither have obtained nor will
                            obtain formal independent appraisals of the fair
                            market value of our properties or any fairness
                            opinions with respect to the liquidation. The most
                            significant factor which will affect the total
                            liquidation value of the Company is the sale price
                            of the rental residential phases of Palomino Park.

                                       14

         In light of the fact that the Board had already determined that liquidation of the Company's assets would most likely maximize stockholder value, the Board considered the range of likely liquidation values as the most relevant valuation method in determining the price per share to pay to the stockholders who will have fractional Regular Common Shares as a result of the
Stock Split and who will, therefore, receive cash in lieu of fractional shares following the Stock Split. The Board determined that the Company should pay stockholders who will have fractional shares after the Stock Split $20.50 per pre-split Regular Common Share, which represents the high end of its estimate of what the Company can expect to distribute to stockholders in liquidating the
Company and does not include any discount to reflect the relative illiquidity or the minority status of those shares. On May 18, 2005, the last day on which shares of the Company's Regular Common Shares traded prior to the public announcement of the Stock Split, the closing trading price for the Company's
Regular Common Shares was $13.92. The price to be paid to holders of fractional shares represents a 47% premium over that price and a 44% premium over the average closing trading price over the 30 days from April 19, 2005 to May 18,
2005.

         The Stock Split also allows certain of the Company's stockholders the opportunity to immediately receive the anticipated benefit of selling their investment in the Company rather than wait for liquidation distributions. The price per Regular Common Share is made even more favorable by the fact that the
Company is committed to paying any reasonable transaction fee that is imposed on the Company's stockholders by a bank, brokerage firm or other nominee, such as brokerage commissions, bonding fees and service charges, as a result of the
Stock Split.

         The Stock Split Does Not Affect Stockholders' Rights. The Board noted
that the Stock Split will not change the rights, preferences or limitations of those stockholders who will retain an interest in the Company subsequent to the consummation of the Stock Split. The Company has not paid dividends since its inception, and stockholders of the Company following the Stock Split will have no guarantee of dividends in the future, other than any distributions made pursuant to the proposed Plan, if adopted.

         Lazard Analysis. Since March 2004, the Company has retained Lazard to advise the Company on various strategic financial and business alternatives available to it to maximize stockholder value. Such alternatives under consideration included: other alternatives that would keep the Company independent (by maintaining or increasing the Company's value as an independent company, whether public or private), recapitalization, acquisitions of businesses or development assets, sale or merger of the Company, dispositions of assets, returning excess cash to stockholders by means of a tender offer, a special dividend, open market repurchases of Regular Common Shares or liquidation, and deregistration and delisting of the Company from the Exchange
Act and the AMEX.

                                       15

         With Lazard's assistance and advice, management and the Board determined that to maintain or increase the Company's value as an independent company (whether public or private), the Company would have to reinvest the proceeds from recent and ongoing sales, raise additional capital and realize the value from new investments. However, in light of the illiquidity of the Regular
Common Shares, the lack of a substantial trading market for the Regular Common
Shares, and the recent share price of the Company's Regular Common Shares relative to its peer group, management and the Board determined that it would be very difficult to raise additional capital, make additional investments at appropriate returns, and concluded that maintaining or increasing the Company's value as an independent company would not be a viable alternative. Similarly, in light of the difficulty that the Company would likely experience in raising capital, management and the Board determined that it would not be feasible to expand the capitalization of the Company. Our management also considered acquiring businesses or developing additional assets. However, our management was unable to find favorably priced assets that would yield an appropriate return on investment at an acceptable level of risk, and our management was limited in the size of potential acquisitions by the Company's inability to raise large amounts of capital for investment. As discussed in greater detail in
"Proposal 1--Background," Lazard also prepared a confidential information memorandum for distribution to select parties that management and Lazard believed might be interested in, and capable of completing a business combination with the Company. However, the bids that Lazard received on behalf of the Company were rejected because they were near the low-end of management's and the Board's estimated near-term and long-term range of liquidation values for the Company. After the Board examined in detail the legal, financial, tax, accounting and potential aspects and ramifications of returning excess cash to stockholders, the Board rejected the possibilities of initiating a self-tender offer, engaging in an open-market repurchase of Regular Common Shares, and paying a special dividend. With respect to open market purchases, the Board considered the following factors before rejecting this alternative: the limitations on repurchases specified by the Securities and Exchange Commission's
"safe harbor" guidelines, the effect of a reduced market float on the remaining
Regular Common Shares, and the limitations on the total dollar amount that the
Company could commit to repurchases due to the amount of its cash reserves and its contractual net worth requirements under various loan agreements. With respect to fixed price or Dutch auction self-tender offers, the Board considered the following factors before rejecting this alternative: the risk that a tender offer might be undersubscribed, the somewhat reduced flexibility to respond to market conditions, the effect of a reduced market float on the remaining Regular
Common Shares, the limitations on the total dollar amount that the Company could commit to a self-tender offer due to the amount of its cash reserves and its contractual net worth requirements under various loan agreements, and the possibility that the market would perceive a large buyback as an indication of diminishing growth prospects. With respect to the possibility of a special dividend, the Board considered the following factors before rejecting this alternative: the dividend could be taxable as ordinary income and the limitations on the total dollar amount that the Company could commit to a dividend due the amount of its cash reserves and to its contractual net worth requirements under various loan agreements.

         Relying in part on Lazard's mathematical compilations and computations and sensitivity analyses of the amounts that could be distributed to stockholders based on management's projections (which projections Lazard did not independently verify) of the proceeds from the Company's asset sales and the timing of such sales as well as costs and operating expenses over various time frames for liquidation, the Board concluded that a liquidation of the Company would most likely maximize stockholder value and that deregistration and delisting of the Company from the Exchange Act and the AMEX would generate savings to the Company that could be returned to the stockholders. Furthermore, this alternative comported with the Company's general strategy over the past two years of selling assets, paying down debt, and maximizing cash. Lazard's role in advising the Board is presented in greater detail in "Proposal 1--Background."

         The Stock Split Ratio Is Fair and Equitable to Stockholders. The
purpose of the Stock Split is to reduce the number of record holders of its
Regular Common Shares to fewer than 300 so that the Company can file to terminate its registration and periodic reporting obligations under the Exchange
Act, delist its Regular Common Shares from the AMEX, and continue future operations as a private, delisted company. The split ratio is a result of calculations that were intended to determine how many shares needed to be eliminated, or "cashed-out," to reduce the number of record holders to fewer than 300. The Board considers the current ratio of 1-for-100 fair because it was calculated without bias towards any group of stockholders as the lowest ratio that would create a high likelihood that the purposes of the Stock Split would be effectuated.

         In addition, in making its fairness determination, the Board was aware of the fact that no member of management and no director would become a
Cashed-Out Stockholder since those who owned Regular Common Shares owned more than 100 Regular Common Shares. However, the Board does not consider this to be a meaningful factor in its fairness determination because the Company's directors and officers as a group, and the Company's non-qualified deferred compensation trust, under which some members of management are beneficiaries, beneficially owned only 6.3% of the Common Shares as of June 10, 2005 (exclusive of any options that may have been exercisable as of June 10, 2005) and would only beneficially own approximately 6.4% of the Common Shares following the
Stock Split (and every other Remaining Stockholder's ownership share in the
Company would also increased by an equal, pro rata amount). Furthermore, the
Board believes that the benefits of the Reverse Stock Split conferred to the
Company and to all of our stockholders far outweighs any perceived benefit conferred solely to the Remaining Stockholders, including affiliated stockholders.

                                       16

Procedural Factors Favoring the Stock Split

         The Method of Determining the Amount to Be Paid to Cashed-Out
Stockholders Is Procedurally Fair. If we effectuate the Stock Split, we will pay
$20.50 for each pre-split Regular Common Share held by each Cashed-Out
Stockholder. Our Board selected the amount of $20.50, all of which will be paid at the time the Stock Split is effective, because it represented the high end of the range of distributions that the Company expects to make in connection with effectuating the Plan. When determining the range of likely distributions under the Plan, the interests of our management and Board were aligned with those of the Company's unaffiliated stockholders because all stockholders would receive the same amount per Common Share each time the Company made a distribution under the Plan. Furthermore, our management and Board, with the advice of Lazard, determined the range of likely distributions under the Plan independently of the
Stock Split or any other going private transaction. Thus, we believe that the selection of $20.50 is procedurally fair to our stockholders, including unaffiliated stockholders, because that amount is based on valuations developed in a different context (one in which every stockholder's interest is similarly aligned) and for a different purpose (i.e. determining the range of distributions under the Plan) in order to assess whether the Plan would likely provide greater stockholder value than the other alternatives considered by the
Board.

         The Stock Split Includes the Ability to Remain a Stockholder of the
Company. Another factor considered by the Board in determining the procedural fairness of the transaction to stockholders, including the unaffiliated stockholders, is that if a current holder of fewer than 100 Regular Common
Shares believes that the total amount per Common Share to be distributed under the Plan will exceed $20.50, such holder may elect to remain a stockholder of the Company by acquiring sufficient shares so that at least 100 Regular Common
Shares are held in such holder's account immediately prior to the Stock Split.
The Board did not consider that the limited trading market in the Company's
Regular Common Shares would make it more difficult to purchase the additional shares in the event a stockholder desired to purchase additional Regular Common
Shares in order to remain a stockholder following the Stock Split. In fact, however, the increase in trading activity following the actual announcement of the Company's intentions indicated that there has been a significant trading market in which stockholders could purchase additional Regular Common Shares.

         Therefore, assuming that a stockholder has the ability to purchase additional Regular Common Shares, any stockholder who would otherwise become a
Cashed-Out Stockholder following the Effective Time of the Stock Split has a choice as to whether he or she would rather accept $20.50 for each pre-split
Regular Common Share or take the chance that the total distributions per Common
Share made under the Plan will exceed $20.50. It should be noted, however, that remaining a stockholder after the Company ceases to be a public company entails risks detailed in "Introduction--Risk Factors," and including among others, the lack of a trading market to dispose of shares.

         Substantially All of our Unaffiliated Stockholders Will Be Unaffected
by the Stock Split. The Board carefully structured the terms of the Stock Split and the split ratio to limit the effects of the Stock Split to as limited a number of stockholders as possible while still accomplishing the Company's goals of deregistering from the Exchange Act and delisting from the AMEX. In this regard, the Board reviewed the Company's registered stockholder lists as well as the lists of accounts held in "street name" to determine the appropriate split ratio. Furthermore, rather than pay cash in lieu of fractional shares to all stockholders who would hold fractional shares following the Reverse Stock Split, the Board resolved to pay cash in lieu of fractional shares only to those stockholders who owned less than one whole Regular Common Share following the
Reverse Stock Split. Our directors and officers control 6.3% of the Common
Shares as of June 10, 2005 (including the Regular Common Shares held by the
Company's non-qualified deferred compensation trust, but exclusive of any options that may have been exercisable as of June 10, 2005), which means that when the Stock Split is voted upon by the holders of our Common Shares at the
Annual Meeting, the vote of our directors and officers is not likely to have a significant impact on whether the Stock Split is approved. Furthermore, the
Board determined that it would not be necessary to seek the approval of a majority of the unaffiliated security holders because substantially all of the unaffiliated stockholders will be unaffected by the Stock Split (assuming that we expend the maximum $1 million to pay cash in lieu of fractional shares, only about 48,780 shares out of 6,467,639 will cancelled as a result of the Stock
Split) and therefore have their interests aligned with those of our management and our Board with respect to the Stock Split who also will not become
Cashed-Out Stockholders.

Substantive Factors Disfavoring the Stock Split

         Cessation of Public Sale Opportunities. The Company believes the completion of the Stock Split, the subsequent termination of the Company's registration and periodic reporting obligations under the Exchange Act and the delisting of the Regular Common Shares from the AMEX will cause the market for
Regular Common Shares to be substantially reduced or possibly eliminated.
Accordingly, stockholders may no longer have the alternative of selling their
Regular Common Shares on the public market, and there may be no effective trading market for the Company's Regular Common Shares. Any stockholder desiring to sell his or her Common Shares may have a difficult time finding a buyer. Such illiquidity may reduce the price a buyer is willing to pay for such shares.

                                       17

         Cessation of Publicly Available Information. Upon termination of the
Company's registration and periodic reporting obligations under the Exchange
Act, the Company will no longer file, among other things, annual or quarterly reports with the SEC. Information regarding the Company's business, results of operations and financial condition that is currently available to the general public and the Company's investors will not be readily available once the
Company terminates its registration and periodic reporting obligations under the
Exchange Act and delists its Regular Common Shares from the AMEX. As a result of termination of the Company's registration and periodic reporting obligations under the Exchange Act, the Remaining Stockholders after the Stock Split will not receive the benefit of the protection provided to stockholders of a company subject to such registration and periodic reporting obligations, including, but not limited to, certain corporate governance, reporting, and management certifications required under the Sarbanes-Oxley Act of 2002 and disclosure and liability applicable to reports and statements made pursuant to the requirements of the Exchange Act. Nevertheless, we may decide in our sole discretion to provide certain financial and other information to stockholders at some time in the future. The Board does not believe this factor makes the transaction unfair to unaffiliated stockholders because any detriment to unaffiliated stockholders that may result from the termination of the registration of the Company's securities and the Company's periodic filings will be offset by the anticipated cost-saving benefits and competitive advantages to the Company of no longer publicly filing such reports.

         Release from SEC and AMEX Corporate Governance Standards. If our stockholders approve the Stock Split, we will no longer be subject to the corporate governance rules imposed by either the Exchange Act or AMEX. It is commonly believed that many of the corporate governance rules imposed by the
Exchange Act or AMEX inure to the benefit of a company's non-affiliated stockholders and supplement the existing fiduciary duties of care, loyalty and good faith that directors owe to corporations and their stockholders under state law. Although the Board will likely discontinue complying with some of the corporate governance and disclosure provisions mandated by the Sarbanes-Oxley
Act of 2002, such as the Company's Section 404 obligations with respect to the testing and evaluation of internal controls over financial reporting, the Board intends to maintain some of its existing corporate governance practices.
However, the Board has not yet definitively decided which of its existing corporate governance standards it will maintain after the Company terminates its registration under the Exchange Act and ceases its reporting and other obligations thereunder.

         Inability to Participate in Any Future Increase in the Value of the
Company's Common Shares. Cashed-Out Stockholders will have no further interest in the Company and thus will not have the opportunity to participate in the potential upside of any increase in the value of such shares or in any liquidation of the Company's assets. The Board determined that this factor does not make the transaction unfair to unaffiliated stockholders because (i) the
Board selected the amount of $20.50 to pay for each pre-split Regular Common
Share that would be cancelled as a result of the Stock Split and this amount, all of which will be paid at the time the Stock Split is effective, represents the high end of the range of anticipated proceeds to be distributed under the
Plan, and (ii) those unaffiliated stockholders who believe that $20.50 does not adequately reflect the value of their Regular Common Shares may buy additional
Regular Common Shares so that they hold at least 100 Regular Common Shares in their account immediately prior to the Stock Split and therefore benefit from all liquidating distributions to be made by the Company under the Plan.

         No Fairness Opinion Was Obtained to Evaluate the Fairness of the Cash
Consideration to be Distributed in Connection with the Stock Split. The Board did not obtain a fairness opinion, appraisal or other independent assessment in connection with determining the cash consideration to be paid for fractional shares. Instead, the Board relied on its conclusions regarding the range of liquidation values of the Company that management had developed, in considering whether to adopt the Plan. In this regard, Lazard assisted management in connection with management's determination of a range of potential liquidation proceeds by performing mathematical compilations and computations and sensitivity analyses of the amounts that could be distributed to stockholders based on management's projections (which projections Lazard did not independently verify) of the proceeds from the Company's asset sales and the timing of such sales. Lazard did not render an opinion as to the fairness, from a financial point of view, to stockholders with respect to the range of potential distribution values under the Plan. Lazard does not make any recommendation to any stockholder as to how such stockholder should vote on the proposals set forth in the Proxy Statement. Furthermore, the Board considered that if a fairness opinion could be obtained, the fee charged by a nationally recognized investment banking firm like Lazard would outweigh any possible benefit that would be conferred upon the stockholders who would be cashed out as a result of their having fractional shares from the Stock Split.

                                       18

         No Firm Offers. The Company has not received during the past two years any firm offers for any merger, consolidation, sale or transfer of all or any substantial part of the assets of the Company, or purchase that would enable the purchaser to exercise control of the Company. However, as discussed in "Proposal
1--Background", the Company, through its financial advisor Lazard, made substantial efforts to seek firm offers but was unable to obtain any. Therefore, there were no objective third-party valuations to consider and compare to the liquidation value of the Company as determined by the Board.

Procedural Factors Disfavoring the Stock Split and Interests of the Company's
Directors and Executive Officers in the Stock Split

         The Stock Split Has Not Been Structured to Require the Separate
Approval of a Special Committee of the Board or of a Majority of Unaffiliated
Stockholders. Among the factors weighing against the procedural fairness of the
Stock Split is the fact that the Board did not establish a special committee to represent the interests of the unaffiliated stockholders, that approval of the majority of unaffiliated stockholders will not be required, and that the Board did not engage an unaffiliated representative to act solely on behalf of unaffiliated stockholders for the purposes of negotiating the terms of the Stock
Split. However, even though it was not required, the Board unanimously approved the Stock Split.

         The Board did not establish an independent or special committee to act on behalf of the interests of the unaffiliated stockholders, engage an unaffiliated representative to negotiate the terms of the Stock Split on behalf of the unaffiliated stockholders or require approval of the majority of the unaffiliated stockholders for several reasons:

          o         The Stock Split will be applied equally to all Regular
                    Common Shares of the Company, whether held by affiliated or unaffiliated stockholders.

          o         Substantially all of our unaffiliated stockholders will be unaffected by the Stock Split, and therefore the vote of the unaffiliated stockholders would not provide any additional safeguards as to the fairness of the Stock Split; in fact, assuming that the Company expends $1 million in payments to the Cashed Out Stockholders, the maximum amount that the
                    Board currently anticipates on spending, only 48,780 out of
                    6,467,639 Common Shares will be affected.

          o         The cash consideration to be paid for fractional amounts of
                    Regular Common Shares owned by Cashed-Out Stockholders, as discussed above, was set at the high end of the range of
                    values that the Board considered to be likely to be
                    distributed under the Plan and will be at a substantial
                    premium to the recent trading price for such shares. In
                    addition, such amounts are expected to be distributed in
                    advance of any liquidation proceeds, some of which may not be distributed for a substantial amount of time.

          o         Because substantially all of the unaffiliated stockholders will be unaffected by the Stock Split and because their
                    economic interests (with the exception of those unaffiliated stockholders who will become Cashed-Out Stockholders) are
                    aligned with and identical to our affiliated stockholders, our Board did not consider to be meaningful or beneficial
                    for a special committee representing the interests of the
                    unaffiliated stockholders to evaluate the fairness of the
                    terms of the Stock Split or the value of the Company's
                    Regular Common Shares.

          o         Because the maximum number of shares that will be converted in the Stock Split to cash consideration for any one
                    stockholder is less than 100 Regular Common Shares and
                    because the Board has reserved the right not to effectuate the Stock Split if payments to the Cashed-Out Stockholders exceed $1 million (48,780 shares), the Board determined that the expense of engaging an unaffiliated representative of
                    stockholders to negotiate the price would have been
                    impractical.

                                       19

          o         In light of the fact that the Board has determined that
                    liquidating the Company would maximize stockholder value,
                    the expense of negotiating with either a representative of the unaffiliated stockholders or a special committee
                    outweighed any possible monetary benefit that could be
                    gained by the unaffiliated stockholders who are Cashed-Out
                    Stockholders.

          o         Four of the six board members are non-employees of the
                    Company (and have never been Company employees) and meet the independence standards of the AMEX, and all four voted in
                    favor of the Stock Split.

         There is No Statutory Right of Appraisal. The laws of the State of
Maryland, the jurisdiction under which the Company is incorporated, do not provide dissenting stockholders with appraisal rights for the fair value of their Regular Common Shares as a result of the Stock Split.

         The Board Has Not Obtained a Fairness Opinion. The Board has not
obtained a fairness opinion, appraisal or other independent assessment or engaged an independent third-party to represent the unaffiliated stockholders, in part, because the Stock Split is structured in such a way that it will apply equally to both affiliated and unaffiliated stockholders. Although all of the
Company's affiliated stockholders will remain stockholders of the Company following the Stock Split by virtue of the size of their holdings, substantially all of Regular Common Shares held by unaffiliated stockholders will also remain unaffected by the Stock Split and unaffiliated stockholders will have the same opportunity if they purchase enough Regular Common Shares so that their total holdings in an account are at least 100 Regular Common Shares. In light of such equal treatment and the relatively small number of shares affected by the Stock
Split, the Board concluded that the expense associated with seeking a fairness opinion would not be justified in this case. In addition, because of our Board's independent decision to recommend liquidation of the Company, whether or not the
Stock Split is approved by our stockholders, we believe that the Board's decision to pay $20.50 for each pre-split Regular Common Share being cancelled by the Stock Split (which is equal to the high end of the estimated amount to be distributed in a liquidation, after reserving for expenses and liabilities), all of which will be paid at the time the Stock Split is effective, obviated the need for a fairness opinion.

         As a result of the Stock Split, the stockholders who own 100 or more
Common Shares, such as the Company's executive officers and directors, will slightly increase their percentage ownership interest in the Company as a result of the Stock Split. After giving effect to the Stock Split (assuming 48,780 regular Common Shares would be retired if we were to expend $1 million) and based on information and estimates of record ownership of Common Shares as of
June 10, 2005 and after assuming that all vested "in-the-money" options are exercised (based on our June 10, 2005 closing price of $17.71 per Regular Common
Share), the beneficial ownership percentage of the Company's executive officers and directors, including vested in-the-money options and Regular Common Shares held in our non-qualified deferred compensation trust, will increase from 7.2%
to 7.3%.

REPORTS, OPINION, APPRAISALS AND NEGOTIATIONS

         Other than an appraisal with respect to the Beekman Properties, which is attached as Appendix C, neither the Board nor our  management have received or intend to seek any report, opinion or appraisal from an outside party that is materially related to the Stock Split.

RISK FACTORS

RISKS RELATED TO PLAN OF LIQUIDATION

We do not know the exact amount or timing of liquidation distributions.

         We cannot assure you of the precise nature and amount of any distribution to our stockholders pursuant to the Plan. Furthermore, the timing of our distributions will be affected, in large part, by our ability to sell in a timely and orderly manner our remaining assets.

                                       20

         The methods used by management in estimating the values of our assets
(other than cash and cash equivalents) and liabilities are based on estimates which are inexact and may not approximate values actually realized or the actual costs incurred. The Board's assessment assumes that the estimates of our assets, liabilities, construction and operating costs are accurate, but those estimates are subject to numerous uncertainties beyond our control, including any new contingent liabilities that may materialize and other matters discussed below.
In addition, the Board has relied on (i) management's estimates as to the value of the Company's properties, other assets, costs and operating expenses and (ii)
Lazard's mathematical compilations and computations of such estimates and has not obtained or sought an appraisal of any of the properties that it proposes to liquidate except for the Beekman Properties. For all of these reasons, the actual net proceeds distributed to stockholders in liquidation may be significantly less than the estimated amounts.

         We currently estimate that an aggregate of between $116 million and
$133 million may be available for distribution to holders of our Common Shares under the Plan, which would result in a total distribution of between $18.00 and
$20.50 per Common Share. The actual amount available for distribution could be substantially less or could be delayed, depending on a number of other factors including (i) unknown liabilities or claims, (ii) unexpected or greater than expected expenses, and (iii) less than anticipated net proceeds of asset sales.
Alternatively, if we sold the land at the Gold Peak or The Orchards projects to another developer, or our joint venture interest in Claverack to our partner in that venture, the net proceeds from such a sale or sales would be less than the net proceeds from the sale of completed residential units.

         We have estimated the range of distributions based upon management's estimates of the values of the assets after considering, among other factors, internally prepared budgets, projections and models, comparable sales figures, and values ascribed to certain assets during discussions with bidders and brokers for the Company. Lazard assisted us by helping to develop and stress-test financial models and providing sophisticated analyses of these models. There can be no assurance that we will be able to find buyers for all the remaining assets, and if we are able to sell such assets, there can be no guaranty that the value received upon such sale will be consistent with management's estimates.

         If our stockholders approve the Plan, potential purchasers of our assets may try to take advantage of our liquidation process and offer less-than-optimal prices for our assets. We intend to seek and obtain the highest sales prices reasonably available for our assets, and believe that we can out-wait bargain-hunters; however, we cannot predict how changes in local real estate markets or in the national economy may affect the prices that we can obtain in the liquidation process. Therefore, there can be no assurance that the announcement and approval of our Plan will not hinder management's ability to obtain the best price possible in the liquidation of our assets.

         Although we anticipate making an initial distribution of $12.00 to
$14.00 per Common Share to our stockholders within 30 days after the later of our stockholders' approval of the Plan and the sale of the three rental phases of Palomino Park, interim and final distributions will depend on the amount of proceeds we receive, when we receive them, and the extent to which we must establish reserves for current or future liabilities. In addition, although we expect that a distribution of substantially all of the remaining amount will be made to stockholders within three years following the adoption of the Plan by our stockholders, the actual time of distribution may be longer in the event that we have difficulties disposing of our properties or if a creditor seeks the intervention of the Maryland courts to enjoin dissolution.

         We are currently unable to predict the precise timing of any distributions pursuant to the Plan. The timing of any distribution will depend upon and could be delayed by, among other things, the timing of the sale of the
Company's assets, in particular, the three rental phases of Palomino Park,
Wellsford/Whitehall's remaining properties and related distributions, Gold Peak,
Fordham Tower, The Orchards, Claverack, and Reis or the Company's interests in
Reis. Additionally, a creditor could seek an injunction against our making distributions to our stockholders on the ground that the amounts to be distributed were needed for the payment of the liabilities and expenses. Any action of this type could delay or substantially diminish the amount, if any, available for distribution to our stockholders.

                                       21

Valuations of our real estate assets are subject to general risks associated with real estate assets and within the real estate industry.

         The value of our real estate assets and consequently the value of your investment, is subject to certain risks applicable to our assets and inherent in the real estate industry. The following factors, among others, may adversely affect the value of our real estate assets:

          o         downturns in the national, regional and local economic
                    climate where our properties are located;

          o         macroeconomic as well as specific regional and local market conditions;

          o         competition from other rental residential properties and
                    for-sale housing developments;

          o         local real estate market conditions, such as oversupply of, or reduction in demand for, residential homes and
                    condominium units;

          o         declines in occupancy and lease rents;

          o         increased operating costs, including insurance premiums,
                    utilities, and real estate taxes;

          o         increases in interest rates on financing; and

          o         cost of complying with environmental, zoning, and other
                    laws.

We face specific risks associated with property development and construction.

         We currently intend to continue to develop residential projects at Gold
Peak, The Orchards and Claverack, through the subdivision, construction, and sale of condominium units or single family homes. Alternatively, or in combination, we may sell the land at the Gold Peak and The Orchards projects to another developer and sell our joint venture interest in Claverack to our partner in that venture, thus foregoing potential development profits associated with these properties. Our development and construction activities give rise to risks, which, if they materialize, could have a material adverse effect on our business, results of operations and financial condition or the timing or amount of distributions made to our stockholders and include:

          o         the possibility that we may abandon development
                    opportunities after expending significant resources to
                    determine feasibility;

          o         the possibility that we may not obtain for the Claverack
                    project construction financing on reasonable terms and
                    conditions or an increased number of building lots, which
                    would affect the number of single family homes we can build and sell;

          o         the possibility that development, construction, and the sale of our projects, may not be completed on schedule resulting in increased debt service expense and construction costs;

          o         our inability to obtain, or costly delays in obtaining,
                    zoning, land-use, building, occupancy and other required
                    governmental permits and authorizations, which could delay or prevent commencement of development activities or delay completion of such activities;

          o         the fact that properties under development or acquired for development usually generate little or no cash flow until
                    completion of development and sale of a significant number of units and may experience operating deficits after the
                    date of completion; and

          o         increases in the cost of construction materials.

                                       22

We face potential risks with asset sales.

         Risks associated with the sale of properties which, if they materialize, may have a material adverse effect on amounts you may receive, include:

          o         lack of demand by prospective buyers;

          o         inability to find qualified buyers;

          o         inability of buyers to obtain satisfactory financing;

          o         lower than anticipated sale prices; and

          o         the inability to close on sales of properties under
                    contract.

Our ownership interest in Reis is relatively illiquid and we may not be able to sell such interest for an undiscounted amount.

         Our estimate of the total liquidation value of the Company assumes a sale of Reis as an entity to a third-party buyer. However, we only own a minority interest in Reis and therefore have no control over whether or when a sale would take place or at what price. It is likely that if we sold our interest in Reis outside of the context of the sale of Reis as an entity to a third party, we would receive a discounted purchase price to reflect the fact that our interest represents a minority interest and is relatively illiquid. Any attempt to sell our interest independently of concurrent sales by other Reis stockholders may be restricted or impeded as a result of agreements made among
Reis's stockholders or with Reis. These provisions may also decrease the value of the interest being sold. Furthermore, a portion of our ownership interest in
Reis is through an entity in which we have two partners, all of whom must consent to any disposition of assets owned by that entity.

Our stockholders could vote against the Plan of Liquidation.

         Our stockholders could vote against the Plan. If our stockholders do not approve the Plan, we would have to continue our business operations from a difficult position, in light of the announced intent to liquidate and dissolve.
Employees, customers and other third parties may refuse to continue to conduct business with us if they are uncertain as to our future, particularly with respect to long-term relationships that would be advantageous to the conduct of our business as a going concern. In addition, the Company will have to continue operations while being faced with the same strategic issues it considered in determining to adopt the Plan.

If we are unable to satisfy all of our obligations to creditors, or if we have underestimated our future expenses, the amount of liquidation proceeds will be reduced.

         We have current and future obligations to creditors. Claims, liabilities and expenses from operations (such as operating costs, salaries, directors' and officers' insurance, payroll and local taxes, legal, accounting and consulting fees and miscellaneous office expenses) will continue to be incurred through the liquidation process. As part of this process, we will attempt to satisfy any obligations with creditors remaining after the sale of our assets. These expenses will reduce the amount of assets available for ultimate distribution to our stockholders. To the extent our liabilities exceed the estimates that we have made, the amount of liquidation proceeds will be reduced.

Stockholders may be liable to our creditors for amounts received from us if our reserves are inadequate.

         If the Plan is approved by the stockholders, we intend to file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland
("SDAT") promptly after the sale of all our remaining assets or at such time as our directors have transferred the Company's remaining assets, subject to its liabilities, into a liquidating trust. Pursuant to the MGCL, the Company will continue to exist for the purpose of discharging any debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. We intend to pay for all liabilities and distribute all of our remaining assets before we file our
Articles of Dissolution.

                                       23

         Under the MGCL, certain obligations or liabilities imposed by law on our stockholders, directors, or officers cannot be avoided by the dissolution of a company. For example, if we make distributions to our stockholders without making adequate provisions for payment of creditors' claims, our stockholders would be liable to the creditors to the extent of the unlawful distributions.
The liability of any stockholder is, however, limited to the amounts previously received by such stockholder from us (and from any liquidating trust).
Accordingly, in such event, a stockholder could be required to return all liquidating distributions previously made to such stockholder and a stockholder could receive nothing from us under the Plan. Moreover, in the event a stockholder has paid taxes on amounts previously received as a liquidation distribution, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder's repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable.
Therefore, to the extent that we have underestimated the size of our contingency reserve and distributions to our stockholders have already been made, our stockholders may be required to return some or all of such distributions.

You will not be able to buy or sell our Common Shares after we file our Articles of Dissolution.

         If the Plan is approved by our stockholders, we intend to close our transfer books on the date on which we file Articles of Dissolution with the
SDAT (the "Final Record Date"). We anticipate that the Final Record Date will be shortly after the sale of all of our assets or such earlier time as when our
Board transfers all of our remaining assets into a liquidating trust. The Final
Record Date is likely to be 12 to 36 months after the approval of the Plan by our stockholders. Your interests in a liquidating trust are likely to be non-transferable except in certain limited circumstances. After the Final Record
Date, we will not record any further transfers of our Common Shares except pursuant to the provisions of a deceased stockholder's will, intestate succession or operation of law and we will not issue any new stock certificates other than replacement certificates or certificates representing your interest in a liquidating trust. In addition, after the Final Record Date, we will not issue any Common Shares upon exercise of outstanding options. It is anticipated that no further transfers of our Common Shares will occur after the Final Record
Date.

Our success depends on key personnel whose continued service is not guaranteed.

         Jeffrey H. Lynford has been Chairman of the Board since our formation in 1997. He has also been our President and Chief Executive Officer since April
1, 2002. Mr. Lynford's employment agreement with us expires December 31, 2007.
Our ability to locate buyers for our remaining assets and negotiate and complete those sales depend to a large extent upon the experience and abilities of Mr.
Lynford. The loss of the services of Mr. Lynford could have an adverse effect on our operations and the terms and conditions under which we dispose of our assets and consequently the amounts and timing of distributions to our stockholders.
Furthermore, Mr. Lynford's contract provides that since the Company has disposed of all or substantially all of two of its business units, he is no longer required to devote substantially all of his time, attention and energies during business hours to the Company's activities. He may now perform services for and engage in business activities with other persons so long as such services and activities do not prevent him from fulfilling his fiduciary responsibilities to the Company.

          In addition, our business operations and ability to complete the Plan in a timely manner and sell our assets for the estimated proceeds could be negatively impacted if we are unable to retain the services of other key personnel or hire suitable replacements.

Our Chief Executive Officer and one of our directors have conflicts of interest.

         The employment agreement of Mr. Lynford contains provisions which entitles him to certain benefits and payments, including, but not limited to, health, dental and life insurance benefits, in the event he terminates his employment agreement following a "change of control" (as defined in his employment agreement and which definition includes adoption of a plan of liquidation as a "change of control"). Accordingly, if the Plan is approved by our stockholders, Mr. Lynford, if he elects to terminate his employment with the
Company, would be entitled to the payment of $643,000, which would otherwise be due to him on January 1, 2008, and an amount equal to the balance of his salary and minimum annual bonus (each payable at a rate of $375,000 per year) due to him through December 30, 2007 plus the continued payment by the Company of certain other benefits such as health, dental and life insurance premiums through December 30, 2007. Consequently, Mr. Lynford may have been influenced by the potential severance payment to support and to vote to approve the Plan.

                                       24

         Messrs. Lynford and Lowenthal have expressed an interest to directly or indirectly acquire the Beekman Properties if our stockholders adopt the Plan.
The independent members of our Board believe that the appraisal process that will be used in determining the minimum purchase price to be paid by Messrs.
Lynford and Lowenthal is fair to the Company and that Messrs. Lynford and
Lowenthal have fully disclosed their interests in the purchase of the Beekman
Properties. Although the Plan was unanimously approved by the Board, Messrs.
Lynford and Lowenthal may have had a conflict of interest in approving the Plan in light of their interest in acquiring the Beekman Properties.

         As part of the transaction, certain assets held in our deferred compensation trust, representing vested compensation previously earned by
Messrs. Lynford and Lowenthal, and deferred by them beginning in 1994 by a predecessor company (the "Deferred Compensation Assets") would be transferred to an entity owning the Beekman Properties for the benefit of Messrs. Lynford and
Lowenthal. In connection therewith, the Company would be relieved of its obligations to pay to Messrs. Lynford and Lowenthal an amount equal to the
Deferred Compensation Assets (the "Deferred Compensation Obligations").

         Mr. Lynford, the Company's Chairman, is the brother of Lloyd Lynford, a stockholder, director and the president of Reis. Mr. Lowenthal, who currently serves on the Company's Board of Directors, has served on the Board of Directors of Reis since the third quarter of 2000.

Our Board may abandon or amend the Plan even if our stockholders approve it.

         Even if our stockholders vote to approve the Plan, our Board may abandon the Plan without further stockholder approval. Furthermore, the Plan provides that it may be modified as necessary to implement this Plan but any material amendments to the Plan must be approved by the affirmative vote of the holders of a majority of our issued and outstanding Common Shares. Thus, we may decide to conduct the liquidation differently than described in this Proxy
Statement, to the extent we are permitted to do so by Maryland law.

Liquidation and dissolution may not maximize value for our stockholders.

         Although our Board believes that the Plan is more likely to result in greater returns to stockholders than if we continued the status quo or pursued other alternatives, it is possible that one or more of the other alternatives would be better for us and our stockholders, in which case, we will be foregoing such alternatives if we implement the Plan.

Approval of the Plan may reduce our stock price, increase its volatility and reduce the liquidity of our shares.

         If our stockholders approve the Plan, but believe that we will be unable to complete our Plan in a timely manner, the price of our Regular Common
Shares may decline. In addition, as we sell our assets, pay off our liabilities and make liquidating distributions to stockholders, our stock price will likely decline and our Regular Common Shares will likely become less liquid.

         In addition, even if our stockholders do not approve the proposed Stock
Split, our Regular Common Shares may no longer be eligible for listing on the
AMEX as a result of adopting the Plan, thus reducing liquidity of the Regular
Common Shares. Being delisted by the AMEX would further decrease the market demand and liquidity for, and price of, our Regular Common Shares. The policy of the AMEX is to consider delisting a company if, among other reasons:

                                       25

          o         the total number of public stockholders is less than 300;

          o         if the aggregate market value of shares publicly held is
                    less than $1 million; or

          o         if liquidation has been authorized by a company's board of directors and stockholders.

         Furthermore, in the event that the Board elects to transfer the
Company's remaining assets into a liquidating trust, the trust certificates to be issued to each stockholder will not be transferable except in certain very limited circumstances, such as upon death of the holder.

Approval of the Plan may lead to stockholder litigation which could result in substantial costs and distract management.

         Historically, extraordinary corporation actions, such as the proposed
Plan, often lead to securities class action lawsuits being filed against a company. Such litigation is likely to be expensive and, even if we ultimately prevail, the process will be time consuming and divert management's attention from implementing the Plan and otherwise operating our business. If we do not prevail in any such lawsuit, we may be liable for damages, the validity of a stockholder vote approving the Plan may be challenged, or we may be unable to complete some transactions that we contemplate as part of the Plan. We cannot predict the cost of defense or the amount of such damages but they may be significant and would likely reduce our cash available for distribution.

Approval of the Plan could cause our methodology of accounting to change, which may require us to reduce the net carrying value of our assets.

         Once our stockholders approve the proposed Plan, we could change our basis of accounting from the going-concern basis to that of the liquidation basis of accounting.

         In order for our financial statements to be in accordance with generally accepted accounting principles under the liquidation basis of accounting, all of our assets must be stated at their estimated net realizable value, and all of our liabilities (including those related to commitments under employment agreements) must be recorded at the estimated amounts at which the liabilities are expected to be settled. Based on the most recent available information, if the Plan is adopted, we expect to make liquidating distributions that exceed the carrying amount of our net assets. However, we cannot assure you what the ultimate amounts of such liquidating distributions will be. Therefore, there is a risk that the liquidation basis of accounting may entail write downs of certain of our assets to values substantially less than their current respective carrying amounts, and may require that certain of our liabilities be increased or certain other liabilities be recorded to reflect the anticipated effects of an orderly liquidation.

         Until we determine that the Plan is about to be approved, we will continue to use the going-concern basis of accounting. If our stockholders do not approve the Plan, we will continue to account for our assets and liabilities under the going-concern basis of accounting. Under the going-concern basis, assets and liabilities are expected to be realized in the normal course of business. However, long-lived assets to be sold or disposed of should be reported at the lower of carrying amount or estimated fair value less costs to sell. For long-lived assets to be held and used, when a change in circumstances occurs, our management must assess whether we can recover the carrying amounts of our long-lived assets. If our management determines that based on all of the available information, we cannot recover those carrying amounts, an impairment of value of our long-lived assets has occurred and the assets would be written down to their estimated fair value.

         Our management has determined that the carrying amounts of our long-lived assets at March 31, 2005, had not been impaired, other than to the extent of amounts already recorded in prior accounting periods. We may, however, be required to make write downs of our assets in the future. Such write downs could reduce our stock price.

We may be subject to regulation under the Investment Company Act of 1940.

         If we were deemed to be an investment company as that term is defined under the Investment Company Act of 1940 (the "1940 Act") because of our investment securities holdings, we must register as an investment company under the 1940 Act. As a registered investment company, we would be subject to the further regulatory oversight of the Securities Exchange Commission, and our activities would be subject to substantial regulation under the 1940 Act and the federal securities law in general, and we would be subject to additional compliance and regulatory expenses.

                                       26

         We are not registered as an investment company under the 1940 Act. We believe that either we are not within the definition of "investment company"
thereunder or, alternatively, may rely on one or more of the 1940 Act's exemptions. We intend to continue to conduct our operations in a manner that will exempt us from the registration requirements of the 1940 Act. If we were to become an "investment company" under the 1940 Act and if we failed to qualify for an exemption thereunder, we would have to change how we conduct business.
The 1940 Act places significant restrictions on the capital structure and corporate governance of a registered investment company, and materially restricts its ability to conduct transactions with affiliates. Such changes could have a material adverse affect on our business, results of operations and financial condition.

         In addition, if we were deemed to have been an investment company and did not register under the 1940 Act, we would be in violation of the 1940 Act and we would be prohibited from engaging in business or certain other types of transactions and could be subject to civil and criminal actions for doing so. In addition, our contracts would be voidable and a court could appoint a receiver to take control of us and liquidate us. Therefore, our classification as an investment company could materially adversely affect our business, results of operations, financial condition and ability to liquidate the Company pursuant to the Plan if it is adopted by our stockholders.

RISKS RELATED TO STOCK SPLIT

As a result of the Stock Split, your Regular Common Shares will become highly illiquid.

         One ancillary effect of deregistering our Regular Common Shares under the Exchange Act and delisting our Regular Common Shares from the AMEX is that there will be a less active trading market for our Regular Common Shares and it is likely that no significant market for such trading may develop. As a result, after the Stock Split and the subsequent delisting of our Regular Common Shares from the AMEX, stockholders who own 100 or more Common Shares and who wish to sell some or all of their shares will likely be offered a discounted price because of their shares' illiquidity due to the absence of a trading market or to a less active market. Even if our stockholders also approve the Plan, which could effectively fix the price of our Common Shares within a range equal to the estimated amount of all future liquidation distributions, a selling stockholder would still probably find it difficult to sell his or her shares at a price equal to the price that he or she would have obtained by selling into the current trading market. Instead, to obtain full value for his or her Common
Shares, it is likely that any Remaining Stockholder after the Stock Split will have to hold their shares until the Company makes all of its liquidating distributions (assuming that the Plan is approved).

Our cost savings may not be as high as anticipated.

         One of the reasons why we have recommended the Stock Split, which is a condition to deregistering our Regular Common Shares under the Exchange Act and delisting our Regular Common Shares from the AMEX, is that we believe that the financial and administrative costs of complying with (i) the Exchange Act, SEC rules and regulations, and the Sarbanes-Oxley Act of 2002 and (ii) the listing requirements of the AMEX are burdensome given the size of the Company and the nature and level of our business activities. We believe that if the Plan is adopted, these savings can be passed on to our stockholders as we make liquidating distributions. However, if we have significantly overestimated the amount of money that we would save, our principal reason for engaging in the
Stock Split, to deregister and delist our Regular Common Shares, will have been eliminated.

STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING

         Only the holders of record of Common Shares at the close of business on
____ __, 2005 (the "Record Date") are entitled to notice of and to vote at the
Annual Meeting. Each Common Share is entitled to one vote on all matters with each vote having equal weight, regardless of the class of common stock. As of the Record Date, an aggregate of 6,297,736 Regular Common Shares and 169,903
Class A-1 Common Shares were outstanding.

                                       27

HOW TO VOTE YOUR SHARES

         Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the meeting, we urge you to vote now by completing and submitting the attached Proxy Card. If you own your shares in record name, you may cast your vote by marking your Proxy Card, and then dating, signing, and returning it in the postage-paid envelope provided.

         Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone or the internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

HOW TO REVOKE YOUR PROXY

         You may revoke your proxy at any time before it is voted at the meeting by:

          o         properly executing and delivering a later-dated proxy;

          o         voting by ballot at the meeting; or

          o         sending a written notice of revocation to the inspectors of election in care of the Secretary of the Company at the
                    address disclosed on the cover of this Proxy Statement.

VOTING AT THE ANNUAL MEETING

         The method by which you vote will in no way limit your right to vote at the meeting if you later decide to attend in person. If you hold your shares in street name, you must obtain a proxy executed in your favor from your nominee
(such as a bank or broker) to be able to vote at the meeting.

         Your shares will be voted at the meeting as directed by the instructions on your Proxy Card if: (i) you are entitled to vote, (ii) your proxy was properly executed, (iii) we received your proxy prior to the Annual
Meeting, and (iv) you did not revoke your proxy prior to the meeting.

THE BOARD'S RECOMMENDATION

         If you send a properly executed Proxy Card without specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board:

          o         FOR THE APPROVAL AND ADOPTION OF THE PLAN AND THE
                    DISSOLUTION OF THE COMPANY;

          o         FOR THE APPROVAL OF THE STOCK SPLIT;

          o         FOR THE ELECTION OF THE NOMINATED SLATE OF DIRECTORS; AND

          o         FOR APPROVAL OF RATIFICATION OF THE APPOINTMENT OF ERNST &
                    YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
                    ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31,
                    2005.

         The Company does not presently know of any other business which may come before the Annual Meeting.

VOTES REQUIRED TO APPROVE EACH ITEM

         A majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

                                       28

         The following votes are required to approve each item of business at the meeting:

          o         Plan of Liquidation Proposal: The affirmative vote of
                    two-thirds of all the votes entitled to be cast by the
                    holders of the Common Shares is required to approve and
                    adopt the Plan (Proposal 1).

          o         Stock Split Proposal: The affirmative vote of a majority of all the votes entitled to be cast by the holders of the
                    Common Shares is required to approve and adopt the Stock
                    Split (Proposal 2).

          o         Election of Directors: A plurality of all the votes cast at the Annual Meeting is sufficient to elect a director
                    (Proposal 3).

          o         Ratification of Independent Registered Public Accounting
                    Firm: The affirmative vote of a majority of all the votes
                    entitled to be cast by the holders of the Common Shares is required to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm
                    (Proposal 4).

         Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Abstentions have no effect on the outcome of the vote for the election of directors (Proposal 3). However, abstentions and broker non-votes will have the effect of a vote against the proposals to adopt the Plan, the Stock Split, and the ratification of the independent registered public accounting firm (Proposals 1, 2, and 4, respectively). A "broker non-vote" occurs when a nominee (such as a bank or broker) returns an executed proxy, but does not have the authority to vote on a particular proposal because it has not received voting instructions from the beneficial owner and has no discretionary authority to vote on the proposal.

         As of June 10, 2005, the directors and executive officers of the
Company collectively own an aggregate of 1.7% of all outstanding Common Shares.
As of June 10, 2005, our non-qualified deferred compensation trust owned 4.6% of all outstanding Common Shares. The Company has directed the trustee of the
Company's non-qualified deferred compensation trust to vote all of the Regular
Common Shares held in the non-qualified defined compensation trust in favor of all of the Proposals.

                        PROPOSAL 1 -- PLAN OF LIQUIDATION

WHAT YOU ARE BEING ASKED TO APPROVE

         You are being asked to approve our proposed Plan. By voting in favor of the Plan, you will also approve the transactions described in this Proxy
Statement, including the sale of all or substantially all of our assets, which we and our Board have undertaken or will undertake in connection with the recommendation that the stockholders approve the Plan.

THE BOARD'S RECOMMENDATION

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF LIQUIDATION.

         The effectiveness of the Plan is not contingent upon the Company's stockholders voting in favor of the proposed Stock Split (Proposal 2).

WHAT THE PLAN OF LIQUIDATION CONTEMPLATES

         The Plan contemplates the orderly sale of each of the Company's remaining assets which may take place in connection with the dissolution of substantially all Company joint ventures, partnerships and limited liability corporations, the collection of all outstanding loans to third parties, an orderly disposition or completion of construction of development properties, the discharge of all outstanding liabilities to third parties, and after the establishment of appropriate reserves, the distribution of all remaining cash to stockholders. Specifically, we intend to take the following steps in connection with the Plan:

          o         the sale of the three rental phases of Palomino Park and
                    related amenities;

                                       29

          o         making the Initial Distribution, which we expect to be
                    between $12.00 and $14.00 per Common Share, within 30 days after the later of our stockholders approval of the Plan and sale of the three rental phases of Palomino Park;

          o         the sale of the remaining properties held by
                    Wellsford/Whitehall;

          o         the sale of the remaining unsold condominium units at
                    Fordham Tower;

          o         the collection of two debt obligations payable to the
                    Company (the Guggenheim and Mantua Loans);

          o         the participation in a sale to a third party of Reis, or our ownership interests in Reis;

          o         the completion of construction and sale of residential units at Gold Peak, Claverack and The Orchards, or alternatively, or in combination, the Company could sell the land at Gold
                    Peak and The Orchards projects to another developer and our joint venture interest in Claverack to our partner in that venture;

          o         the direct or indirect sale of our interests in the Beekman
                    Properties to the Beekman Acquirors and the transfer of the
                    Deferred Compensation Assets to an entity owning the Beekman
                    Properties in connection with relieving the Company of the
                    Deferred Compensation Obligations in an amount equal to the
                    Deferred Compensation Assets.

          o         the orderly sale of the remainder of our assets for cash or such other form of consideration, depending on the value of the non-cash consideration being offered, as may be
                    conveniently distributed to stockholders;

          o         paying (or providing for) our liabilities and expenses;

          o         after the establishment of appropriate reserves, the
                    distribution of the balance of the proceeds from the sale of our assets or the collection of all outstanding loans to
                    third parties, which may occur in one or more installments over a 12 to 36 month period after adoption of the Plan;

          o         winding up our operations and dissolving the Company, in
                    accordance with the Plan; and

          o         filing Articles of Dissolution with the SDAT.

KEY PROVISIONS OF THE PLAN

         The Plan provides, in part, that:

          o         we may not engage in any business activities, except to the extent necessary to (i) exercise our right to acquire land contiguous to The Orchards, (ii) acquire one of the parcels of land comprising the Beekman Properties, assuming that we have not sold the Beekman Properties (or the interests in an entity that owns the Beekman Properties) to the Beekman
                    Acquirors; (iii) complete the financing and development of
                    The Orchards, Claverack, and Gold Peak; (iv) sell the homes or condominiums, as the case may be, to be built at The
                    Orchards, Claverack, and Gold Peak; (v) to the extent that we do not develop any of The Orchards, Claverack and Gold
                    Peak, then the sale of the land at the Gold Peak and The
                    Orchards projects to another developer and the sale of our joint venture interest in Claverack to our partner in that venture; (vi) effectuate the Stock Split or otherwise
                    acquire Common Shares of the Company; (vii) purchase
                    additional shares of Reis from other investors in Reis or
                    Reis itself; (viii) preserve and sell our assets; (ix) wind up our business and affairs; (x) discharge and pay all our liabilities; and (xi) distribute our assets to our
                    stockholders. We may also engage in any activities that the
                    Board determines will enhance the value of our assets or
                    business and any other activities related to or incidental to the foregoing.

                                       30

          o         we will sell the Beekman Properties (or our interests in an entity that owns the Beekman Properties) to the Beekman
                    Acquirors in a transaction approved by our independent
                    directors;

          o         if the Board determines that we will not have completed the full distribution of our assets within three years after the effectiveness of the proposed Plan, or if our Board
                    determines it to be necessary to do so at an earlier date, we may transfer to a liquidating trust our remaining cash
                    and property and pay for (or adequately provide for) all our remaining debts and liabilities so that the liquidating
                    trust can make liquidating distributions to stockholders;

          o         the Board has the discretion, without further stockholder
                    approval, to determine the terms of any liquidating trust
                    and to appoint the trustees of any such trust;

          o         upon our transfer to a liquidating trust of our remaining
                    assets, those assets will be held solely for the benefit of an ultimate distribution to our stockholders after payment of unsatisfied debts and liabilities;

          o         if we form a liquidating trust, the stockholders'
                    certificates for shares will be deemed to represent
                    certificates for identical interests in the liquidating
                    trust, unless separate trust certificates are issued in
                    place of the shares, and the certificates representing an
                    interest in the trust will not be transferable except under limited circumstances such as the death of the holder;

          o         if we form a liquidating trust, the distributions of cash or other property to our stockholders, or the transfer to a
                    liquidating trust of our remaining cash and property, are
                    anticipated to be in complete liquidation of the Company and in cancellation of all issued and outstanding Common Shares;

          o         until the date we file our Articles of Dissolution, our
                    Charter and bylaws will not contain provisions relating to the liability and indemnification of our officers and
                    directors that are any less favorable to such officers and directors than those that existed immediately before the
                    approval of the Plan, and our Charter and bylaws will not be amended in any manner that adversely affects the rights of such persons; furthermore, the Company will be required to maintain directors' and officers' insurance to cover these individuals;

          o         our Board and officers are, or the trustees of the
                    liquidating trust will be, authorized to interpret the
                    provisions of the Plan and to take such further actions and to execute such agreements, conveyances, assignments,
                    transfers, certificates and other documents, as may in their judgment be necessary or desirable in order to wind up
                    expeditiously our affairs and complete the liquidation; and

          o         notwithstanding approval of the Plan by our stockholders,
                    the Board may abandon, modify, or amend the plan without
                    further action by the stockholders to the extent permitted under then current law.

REASONS FOR THE LIQUIDATION

         In reaching its determination that the Plan is fair to, and in the best interests of, our stockholders and approving the Plan and recommending that our stockholders vote to approve the Plan, our Board consulted with our senior management and our financial and legal advisors and considered the following factors:

                                       31

          o         the Board's review of possible alternatives to the proposed liquidation, including consolidating or merging the Company with other companies, selling the Company, going private,
                    conducting a self-tender offer for a limited number of
                    shares, repurchasing our shares in the open market,
                    distributing excess cash to our stockholders, acquiring
                    other companies, selling some of the Company's assets, and continuing our operations in the ordinary course of
                    business. Based on a variety of factors, including the
                    analyses and presentations by our senior management and
                    Lazard, the Board concluded that none of the alternatives
                    considered was reasonably likely to provide equal or greater value to our stockholders than the proposed Plan;

          o         the inability to identify a buyer or strategic alliance
                    partner who offered terms acceptable to the Board;

          o         the Board's belief that management and the Board had, with the assistance of Lazard, thoroughly explored the market
                    interest in various strategic alternatives;

          o         if we continued our operations as a going concern, the
                    length of time necessary to evaluate and restructure our
                    business, which our management estimated to be at least two years, and the significant risks associated with
                    restructuring our business, which would require a
                    substantial influx of additional capital and affect the
                    Company's ability to raise that additional capital on
                    satisfactory terms and conditions;

          o         the prevailing economic conditions, both generally and
                    within the real estate development and merchant banking
                    sectors and, in particular, management's belief that
                    premiums are being paid for many real estate asset
                    categories;

          o         the aggregate cash liquidating distributions that we
                    estimate will range between $18.00 and $20.50 per Common
                    Share and the fact that a distribution of $18.00 per Common
                    Share, which is at the lower end of that range, would
                    represent a 27% premium over the average closing trading
                    price over last 30 days from April 19, 2005 to May 18, 2005, which is the day preceding the announcement of the Board's adoption of the Plan;

          o         the Board's belief that the range of cash liquidating
                    distributions that we estimate we will make to our
                    stockholders was fair relative to the Board's own
                    assessment, based on presentations made by our management, of our current and expected future financial condition,
                    earnings, business opportunities, strategies and competitive position and the nature of the market environment in which we operate;

          o         the per Common Share price to be received by our
                    stockholders in the liquidation is likely to be payable in cash, thereby eliminating any uncertainties in valuing the consideration to be received by our stockholders; and

          o         the terms and conditions of the Plan.

         The Board believed that each of the above factors generally supported its determination and recommendation. The Board also considered and reviewed with management potentially negative factors concerning the Plan, including those listed below:

          o         there can be no assurance that the Company would be
                    successful in disposing of its assets for amounts equal to or exceeding its estimates or that these dispositions would occur as early as expected;

          o         our costs while executing the Plan may be greater than we
                    estimated;

          o         the fact that following the adoption of the proposed Plan
                    and the sale of our assets, our stockholders will no longer participate in any future earnings or growth from any
                    additional investments or from acquisitions of additional
                    assets except to the extent additional land may be acquired or developed with respect to our existing residential
                    development projects;

                                       32

          o         even if the proposed Stock Split (Proposal 2) is not
                    approved by our stockholders and we remain a publicly traded company, the potential that our stock price may decline or become more volatile, due to the existing illiquidity of our
                    Common Shares and our gradual liquidation of our assets and the distribution of proceeds from these liquidations;

          o         if we establish a liquidating trust, the trust will provide for a prohibition of the transfer of trust interests subject to certain limited exceptions;

          o         the actual or potential conflicts of interest which certain of our executive officers and directors have in connection with the liquidation, including those specified under the
                    heading "Introduction -- Risk Factors" and "Proposal 1 --
                    Certain Transactions and Possible Effects of the Approval of
                    the Plan of Liquidation Upon Directors and Officers," such as certain severance payments and the sale of the Beekman
                    Properties to the Beekman Acquirors;

          o         the costs to be incurred by the Company including
                    significant accounting, financial advisory and legal fees in connection with the liquidation process;

          o         the possibility that stockholders may, depending on their
                    tax basis in their stock, recognize taxable gains (ordinary and/or capital gains) in connection with the completion of the liquidation; and

          o         the fact that no fairness opinion with respect to the
                    liquidation was obtained, nor were there any formal
                    third-party appraisals (other than for the Beekman
                    Properties) made of our assets to determine their
                    liquidation value.

         The above discussion concerning the information and factors considered by the Board is not intended to be exhaustive, but includes the material factors considered by the Board in making its determination. In view of the variety of factors considered in connection with its evaluation of the Plan and the proposed liquidation, the Board did not quantify or otherwise attempt to assign relative weights to the specific factors it considered. In addition, individual members of the Board may have given different weight to different factors and, therefore, may have viewed certain factors more positively or negatively than others.

BACKGROUND

         On May 19, 2005, the Board unanimously voted to adopt and recommend the
Plan and Stock Split to stockholders, to be voted on at the Company's 2005
Annual Meeting. The background of the Board's decision is as follows:

         For the past few years, the Company has followed a plan of selling assets, retiring debt and maximizing cash. In the context of this general plan and market conditions, management has considered alternatives to maximize stockholder value.

         On February 13, 2004, Third Avenue Management LLC ("Third Avenue")
converted its previous ownership filing on Schedule 13G to a filing on Schedule
13D. Third Avenue filed a Schedule 13D because it had been contacted by a third party interested in discussing a possible acquisition of the Company's Common
Shares beneficially owned by Third Avenue's clients in a transaction which could include an acquisition of all of the Company's outstanding securities. Third
Avenue indicated in its Schedule 13D filing that it did not intend for the
Schedule 13D filing to be interpreted as an indication that Third Avenue changed its position with respect to being supportive of management or that Third Avenue had initiated discussions concerning a potential transaction. Third Avenue stated that the Schedule 13D filing was intended to provide it with the flexibility to listen to and discuss these proposals with the respective third parties and with management of the Company, as a means of fulfilling its fiduciary duties to its clients.

                                       33

         On February 17, 2004, Kensington Investment Group, Inc. ("Kensington")
converted its previous ownership filing on Schedule 13G to a filing on Schedule
13D. Kensington had also been contacted by the same third party that contacted
Third Avenue. The third party had indicated that it was interested in discussing a possible acquisition of the Company's Common Shares beneficially owned by
Kensington's clients in a transaction which could include an acquisition of all of the Company's outstanding securities. In addition, Kensington indicated that it had discussed the third-party contact with one other stockholder. Kensington indicated in its Schedule 13D filing that it did not intend for the Schedule 13D filing to be interpreted as an indication that Kensington changed its position with respect to being supportive of management of the Company or that Kensington had initiated discussions concerning a potential transaction. Kensington stated
that the Schedule 13D was intended to provide it with the flexibility to listen to and discuss these proposals with the respective third parties and with management of the Company, as a means of fulfilling its fiduciary duties to its clients.

         From February 13, 2004 through March 16, 2004, the Company's management considered the various issues raised by the Schedule 13D filings and consulted with Bryan Cave LLP ("Bryan Cave"), the Company's outside counsel, and Willkie
Farr & Gallagher LLP ("Willkie Farr"), the Company's special counsel. On
February 19, 2004, the Company's Chairman and one of its directors met with
Third Avenue to discuss its Schedule 13D filing. At this meeting, and during subsequent conversations with management, Third Avenue indicated its interest in obtaining liquidity for its investment in the Company. At Third Avenue's request, management had several conversations and meetings with the CEO of First
Union Real Estate Equity and Mortgage Investments ("FUR"), the third party that had contacted Third Avenue and Kensington. Between February 13, 2004 and March
16, 2004, the Company's management met with the CEO of FUR three times with representatives of Bryan Cave in attendance. The Company and FUR reviewed each other's assets and liabilities, properties, business operations and perceived business opportunities.

         On March 16, 2004, the Board held a meeting and reviewed the Schedule
13D filings and the reasons the filers expressed for making these filings. The two Schedule 13D filers held at that time approximately 2.5 million (or 39%) of the Company's 6.45 million outstanding Common Shares. It was noted at the time that the Company's public trading volume averaged approximately 3,000 shares daily. In addition, the Board reviewed the Company's existing equity and debt capitalization including the specific names and total shareholdings of its 17 largest common stockholders who in the aggregate held approximately 5.77 million shares (or 92%) of the outstanding Common Shares. Also, the Board reviewed the terms and conditions of the Company's outstanding $25 million 8.25% convertible trust preferred securities issue (the "Convertible Trust Preferred Securities")
which was convertible into an additional 1,123,696 additional Regular Common
Shares at $22.248 per share. It was further noted that on three previous occasions over the last five years, the Company had purchased a total of approximately 4 million Regular Common Shares from stockholders.

         The Board also discussed with counsel various matters, including: (i)
relevant provisions of the Maryland Business Combination Act and various provisions within the Company's Charter and bylaws relating thereto; (ii)
various procedures relating to corporate liquidations and self-tenders; and
(iii) various covenants in the Company's Indenture Agreement relating to the outstanding Convertible Trust Preferred Securities. Management then presented the following five alternatives that initially should be examined in order to maximize stockholder value in a responsible way: (a) continuing business operations as they existed; (b) repurchasing approximately 1.95 million Regular
Common Shares held by Third Avenue; (c) entering into a business combination;
(d) undertaking a corporate liquidation, or (e) some combination of these alternatives. Management also discussed with the Board its belief that it would be worthwhile to discuss possible business opportunities with other third parties and consider other strategic alternatives and that the Company was requiring any party who wanted to have substantive discussions with the Company to execute a confidentiality agreement. Management reported to the Board that as of that date, four parties, including FUR, had executed confidentiality agreements. Management informed the Board that it would continue to sell assets owned by the Company and its joint ventures in the ordinary course of their businesses and as appropriate prices could be obtained.

         Management advised the Board that it had been consulting with Bryan
Cave and Willkie Farr & Gallagher LLP, as special counsel, and Venable LLP
("Venable"), the Company's Maryland counsel, regarding all strategic alternatives and their respective legal implications. The Board also directed management to retain a financial advisor to assist in evaluating the strategic alternatives, with a view to maximizing stockholder value. Based on prior informal conversations with Board members regarding the retention of a financial advisor, management had invited representatives of two investment banking firms to make presentations to the Board at the meeting.

                                       34

         The representatives of the two investment banking firms then met with the Board, described their background, experience and expertise, reviewed the written materials they had distributed and responded to questions from the
Board. After the representatives of the two investment banking firms departed the meeting, the Board authorized the Company to retain Lazard as the Company's financial advisor. Bryan Cave and Willkie Farr responded to questions during the meeting.

         Between March 16, 2004 and May 19, 2004, management regularly met with representatives from Lazard to construct financial models to value the Company's assets and liabilities, analyze existing joint ventures and their covenants, and evaluate a wide range of financial considerations. Also, management met and consulted extensively with Bryan Cave regarding the legal and tax implications of the various strategic alternatives and met with representatives from Ernst &
Young regarding certain tax issues. Specifically, management requested that
Bryan Cave explore the positive and negative legal implications, consequences, processes and procedures relating to the Company's strategic alternatives and methods of obtaining value for the Company's substantial net operating losses.
Management, on an informal but periodic basis, updated Board members on these discussions with Lazard, its legal counsel and its accountants. Also during that time, management spoke to or met with representatives from several of the parties who had executed confidentiality agreements. During this period, management determined that to maintain or increase the Company's value, the
Company would have to reinvest the proceeds from recent and ongoing sales, raise additional capital and realize the value from new investments.

         On March 22, 2004, the Company announced that Wellsford/ Whitehall, of which the Company is a member, had withheld partial payment on a venture debt
(the "Nomura Loan") in order to initiate a dialogue with the special servicer of this obligation. On April 13, 2004, the Company announced that the same venture sold an office building for $18.4 million. On May 4, 2004 the Company announced that it sold an office building it owned directly for $2.7 million and 10 condominium units at the Silver Mesa phase of Palomino Park for $2.3 million during the first quarter of operations.

         On May 19, 2004, the Board held a meeting at which Lazard reported on its activities since being retained, reviewed the Company's current economic and financial condition, reviewed asset valuations and alternatives to monetize such assets, and reviewed issues and benefits relative to the various strategic alternatives being considered, with particular emphasis on the value of the
Company's interests in Palomino Park, Wellsford/Whitehall and Second Holding and
the Company's business alternatives with respect to such assets. Lazard also indicated its belief that the restrictive nature of the agreements governing the aforementioned investments could potentially negatively impact sales values.
Management reported to the Board about their previous discussions with Bryan
Cave regarding the legal and tax implications of the various strategic alternatives including, but not limited to, a reverse stock split followed by a modified Dutch auction which would result in deregistration of the Regular
Common Shares from the Exchange Act and delisting from the AMEX, the increased costs of operating as a public company since the adoption of the Sarbanes-Oxley
Act of 2002, and the limited transferability of the Company's net operating losses. The Board authorized Lazard to speak to some of the Company's largest stockholders and to prepare a confidential information memorandum and other written materials for discussions with third parties regarding possible business combinations. The Board, however, did not make any decision regarding the strategic alternatives. Bryan Cave, Willkie Farr and Lazard responded to questions during the meeting.

         Following the May 19, 2004 Board meeting, Lazard prepared a confidential information memorandum for distribution to select parties that management and Lazard believed might be interested in, and capable of completing, a business combination with the Company. On July 24, 2004, Lazard distributed the confidential information memorandum to 12 interested parties, all of whom had signed confidentiality agreements. Lazard requested initial responses from the parties by August 13, 2004. After July 24, 2004, management responded to questions raised by various parties who received the confidential information memorandum.

         Between May 19, 2004 and August 12, 2004, management continued
discussions with its joint venture partners in Wellsford/Whitehall relating to the sale of venture assets subject to existing agreements. On July 28, 2004, the
Company announced that Wellsford/Whitehall had transferred six office properties and a land parcel to one of the partners in this venture. With this transfer came the elimination of a tax indemnity which restricted most future asset sales of Wellsford/Whitehall through 2007 and simultaneously resolved the outstanding negotiations with the special servicer of the Nomura Debt discussed above. On
August 3, 2004, the Company announced the sale of 19 Silver Mesa condominiums for $4.7 million during the second quarter of operations and that one partner in
Second Holding would not approve the purchase of any further investments. The
Company's management and its other partners began to evaluate the alternative business strategies available to Second Holding, including holding its existing approximately $1.466 billion of investment grade rated securities maturing principally through April 2010.

                                       35

         On August 12, 2004, the Board held a meeting at which representatives from Lazard discussed their activities since the last Board meeting in May 2004.
Specifically, Lazard reported on their initial discussions with some of the
Company's largest stockholders (who generally expressed respect for management but frustration with the Company's stock price), its marketing efforts and discussions with third parties regarding a potential merger, sale or investment in the Company, and its evaluation of the Company's strategic alternatives. In addition, Lazard discussed specific asset valuations and the valuation of the
Company as a whole that were provided by management and updated the Board on issues and benefits relating to various strategic and cash distribution alternatives. As part of its presentation, Lazard discussed the sensitivity analysis of cash distributions to stockholders, which was based on management's projections with respect to the possibility of a near-term liquidation and liquidation over a longer period of time. The Board also considered Lazard's discussion on the sensitivity analysis of stockholder returns, which was based on management's projections. The sensitivity models were designed by and mathematically compiled and computed by Lazard and based on parameters jointly selected by management and Lazard which took into account various discount rates, the range of management values that might be obtained in liquidation and the length of time to complete the Company's liquidation. The Board made inquiries of the sources of financial information and reviewed for accuracy and completeness the information provided by management and found Lazard's reliance on such information to be reasonable. Representatives of Lazard reported that they had distributed the confidential information memorandum to 12 parties who indicated initial interest in a transaction with the Company and that three additional interested parties were not distributed the confidential information memorandum because they were only interested in specific strategic business units or assets. In addition, Lazard also reported that it was not yet clear whether the interested parties would ascribe a higher value to the Company than the value management ascribed to the Company. Lazard indicated that if the responses did not ascribe a higher value to the Company, other alternatives to maximizing stockholder value should be evaluated. Also at this meeting, the
Board had a general discussion regarding ways in which the Company could return some of its excess cash to its stockholders, including a special dividend, self-tender and the buy-back of some of its outstanding Common Shares. The Board also discussed the implication of the Company's terminating its registration and periodic reporting requirements under the Exchange Act and delisting its Regular
Common Shares from the AMEX as proposed by management. Bryan Cave, Willkie Farr and Lazard responded to questions during the meeting.

         Between August 12, 2004 and October 1, 2004, management continued to market and sell properties and negotiate with its several remaining venture partners. On September 14, 2004, the Company announced that through its
Clairborne Fordham venture ("Clairborne Fordham"), a joint venture with an affiliate of Prudential Life Insurance Company, it had executed an agreement with the owners of Fordham Tower, a 50-story condominium project in Chicago, to obtain title to all the project's unsold apartment units, its attached parking garage and accompanying commercial rental space in full satisfaction of an outstanding loan. It was the intention of Clairborne Fordham to complete the orderly sale of the remaining components of Fordham Tower.

                                       36

         On October 1, 2004, the Board held a meeting at which representatives of Lazard reported on the status of their activities since the August 2004 Board meeting. During such time, Lazard had obtained responses from some of the interested parties for a potential merger, sale or investment in the Company. It indicated that six additional parties expressed initial interest in the Company, four of whom had signed the confidentiality agreement and received the confidential information memorandum. The other two interested parties were not distributed the confidential information memorandum because they expressed initial interest only in specific strategic business units or assets. Two of the
16 parties to whom Lazard distributed the confidential information memorandum submitted cash offers for the entire Company and one party submitted a bid for
Palomino Park only. Lazard reported that the two offers for the entire Company of $14.74 per share and $14.39 per share, which were not firm offers because they were subject to further due diligence, were near the low end of management's near-term liquidation value range of $14.28 to $18.95 per share and less than the low end of management's medium-term valuation range of $16.49 to
$21.46 per share. The Company's near-term liquidation value range assumed the total liquidation of our assets within one year whereas the Company's medium-term liquidation value range assumes the orderly liquidation of our assets, in some case, as they are developed, over the course of three years.
Management arrived at these valuation ranges in the manner described under the caption "Proposal 1 -- Expected Distributions -- Calculation of Estimated
Distributions." In light of management's estimated liquidation valuations, the
Board concluded that none of the offers sufficiently maximized stockholder value because they were lower than management's estimates of net proceeds derived from a liquidation and that the Company should continue the sale of individual assets. The Board authorized management and Lazard to explore further certain offers. In addition, representatives of Lazard reviewed management's updated projections (which Lazard did not independently verify) regarding the valuation of the Company's assets, and the Company as a whole, and discussed with the
Board alternatives for use of the Company's approximately $82 million of cash and U.S. Government securities (amount as of September 30, 2004) in connection with its ongoing business operations and investments. The Board made inquiries of the sources of financial information and reviewed for accuracy and completeness the information provided by management and found Lazard's reliance on such information to be reasonable. There was also a discussion of the
Company's future capital requirements if it continued as an operating company as well as ways in which it could return some of its available cash to its stockholders. Bryan Cave, Willkie Farr and Lazard responded to questions during the meeting.

         Between October 1, 2004 and November 17, 2004, management continued to work with Lazard to respond to questions posed by various potential acquirers and continued to consult with Bryan Cave regarding the tax ramifications of the various strategic alternatives. Specifically, management sought ways in which it might obtain value for the Company's substantial net operating losses in connection with the pursuit of its strategic alternatives. In addition, management explored with Bryan Cave the positive and negative legal implications, consequences, processes and procedures relating to the Company's strategic alternatives. On November 5, 2004, management executed an agreement to sell its 51.09% interest in Second Holding to a group affiliated with one of its venture partners subject to Board approval.

         On November 17, 2004, the Board held a meeting at which representatives from Lazard updated the Board on its activities. Lazard indicated that it had received an additional offer for the entire Company for $12.29 per share in cash and $4.21 per share in stock, increasing the number of offers received for the entire Company to three. The additional offer was also made subject to further due diligence and, therefore, was not a firm offer. The cash/stock combination offer was contingent upon the Company retaining its interest in Second Holding, which the Company had already contracted to sell, subject to obtaining Board approval. The Board determined that the Company should reject the cash/stock combination offer and proceed with the sale of Second Holding because the cash/stock combination offer was also at the low end of the Company's revised near-term liquidation range and because of the uncertainty with respect to the intrinsic value of the stock being offered. Lazard also presented to the Board some matters that should be considered for a potential plan of liquidation for the Company. Ways in which the Company could return some of its available cash to its stockholders were also discussed.

         Between November 17, 2004 and January 27, 2005, management continued to work with Lazard and the Company's outside counsel. On December 6, 2004, the
Company announced the sale of its entire interest in Second Holding.

         On December 17, 2004, management of the Company met with
representatives of MacKenzie Partners, the Company's proxy solicitor, to review the Company's stockholder list and the number of shares held by various stockholders, with a view toward considering the appropriate ratio for a reverse stock split to meet Exchange Act and AMEX regulations relating to deregistration and delisting of the Company's Regular Common Shares.

                                       37

         On January 27, 2005, the Board held a meeting at which management set forth the Company's business objectives during 2005, including the sale of the remaining assets of the Wellsford/Whitehall joint venture, the continued
development of three residential projects, including the Gold Peak condominiums and The Orchards and Claverack single family home projects, the possible sale of the three rental phases of Palomino Park, reviewing new investment opportunities, and continuing to review and pursue the various strategic alternatives. Management considered such business plans to be consistent with the Company's announced plans of selling assets, retiring debt and accumulating cash. Representatives of Lazard then updated the Board on their activities since the November 2004 Board meeting and, once again, reviewed the Company's strategic alternatives. The Board discussed the various strategic alternatives in detail, but did not make a decision. In this regard, the Board also discussed how best to accomplish terminating its registration and periodic reporting requirements under the Exchange Act and delisting its Regular Common Shares from the AMEX in the event that the Company adopted a plan of liquidation or continued its present business operations, including a modified Dutch auction tender offer. If such an auction were undertaken, management stated that they would probably not tender their shares, thus potentially increasing their ownership in the surviving entity. Management indicated that given the Company's cash resources it could not acquire enough shares from a sufficient number of stockholders to ensure that the tender offer alone would result in the Company having less than 300 stockholders so that the Company could terminate its registration and periodic reporting requirements under the Exchange Act.
Management indicated that the Company would need to effectuate a Reverse Stock
Split, with or without a tender offer, in order to enable the Company to terminate its registration and periodic reporting requirements under the
Exchange Act. The Board also discussed that indefinitely continuing the
Company's present operations as a public company, with its accompanying
Sarbanes-Oxley reporting requirements, could erode the value of the stockholders' equity. Bryan Cave, Willkie Farr and Lazard responded to questions during the meeting.

         In February and March 2005, the Company had preliminary discussions with another public company regarding a possible merger, but these talks did not result in an offer. In the first quarter of 2005, after extensive consultation with counsel and Lazard and consideration of a variety of options for maximizing stockholder value, management increasingly considered recommending a plan of liquidation accompanied by terminating its registration and periodic reporting requirements under the Exchange Act and delisting its Regular Common Shares from the AMEX. On February 1, 2005, the Company announced that Wellsford/Whitehall had sold a portfolio of seven office buildings, one land parcel, and five net-leased properties, leaving only three office buildings and a development parcel in the venture. On March 15, 2005, the Company announced its intention to redeem the outstanding $25 million Convertible Trust Preferred Securities and its intent to repay $10.4 million of Palomino Park tax-exempt bonds in advance of the May 2005 expiration of the credit enhancement. From January 1, 2004 through March 30, 2005, the Company sold $38.7 million of wholly owned assets and investments and $172 million of properties by Wellsford/Whitehall.

         On March 22, 2005, the Board held a meeting at which management recommended consideration of a plan of liquidation and a Reverse Stock Split.
Management advised that, based on current shareholdings, the intended effect from the Reverse Stock Split could be accomplished through a 1-for-100 reverse stock split because the 1-for-100 ratio would allow the Company to cash out odd-lot stockholders to reduce the number of stockholders to below 300.
Management based its recommendation for the Reverse Stock Split in part upon the
Board's consideration, in its January 27, 2005 meeting, of the advantages and disadvantages of various options to terminate its registration and periodic reporting requirements under the Exchange Act. Management and Lazard reviewed the recommendations with the Board. In addition, management and Bryan Cave reviewed with the Board written materials prepared by Bryan Cave regarding the legal and procedural issues relating to a possible liquidation, as well as written materials prepared by Venable regarding the fiduciary obligations of the
Board in considering and evaluating the Company's strategic alternatives. The
Board discussed the advantages and disadvantages associated with the Company's various strategic alternatives, including a Plan of Liquidation. Management was instructed to ascertain how much cash could be available for distribution to stockholders if such a Plan were adopted, and over what period of time and in how many installments, would this cash could be made available. The Board authorized management to continue consulting with the Company's counsel regarding legal and procedural implications of these transactions and with
Lazard to finalize its analysis of the Company's strategic alternatives. In addition, in order to obtain a better understanding of the disclosure that would be required in connection with the pursuit of a plan of liquidation and a
Reverse Stock Split, the Board directed Bryan Cave to prepare a draft Proxy
Statement. However, the Board did not make any decision regarding the adoption of a plan of liquidation or a Reverse Stock Split or the filing of a Proxy
Statement. Bryan Cave, Willkie Farr and Lazard responded to questions during the meeting. Also the Board accepted management's recommendation to begin marketing for the sale of the three rental phases of Palomino Park, which aggregate 1,184 rental units.

         On May 19, 2005, the Board held another meeting. At the meeting, Mr.
Lynford noted that at the March 22 meeting there was a review and discussion of written materials provided by Bryan Cave and Venable regarding the liquidation process and the Board's fiduciary duties, respectively. Mr. Lynford then reviewed with the Board the general features of the Plan, the estimated liquidation value of the Company, the factors favoring adoption of the Plan, the disadvantages of the Plan, the general purpose and features of the Stock Split
(and how it compared favorably to effectuating solely a Reverse Stock Split because among other reasons, obviated a need to exchange stock certificates), the advantages and disadvantages of the Stock Split and other matters relating to the Plan and Stock Split. He noted that the foregoing matters were previously considered by the Board and are set forth in the draft of the Proxy Statement previously distributed to the Board.

                                       38

         Also at the May 19, 2005 Board meeting, representatives from Lazard reviewed with the Board the information in the written materials they prepared and circulated in advance of the meeting. In this regard, Lazard's representatives reviewed the services performed by Lazard; Lazard's observations about the Company and its assets; Lazard's view of the benefits and considerations associated with various strategic alternatives; the process
Lazard and the Company engaged in relating to a merger or sale of the Company;
the Company's cash distribution alternatives; a review of a possible range of values of the Company's assets in a liquidation based on management's projections and assumptions; and a sensitivity analysis with respect to the timing and amount of the potential cash distributions to shareholders in a liquidation based on management's projections and assumptions. The Board made inquiries of the sources of the financial information and reviewed for accuracy and completeness the information provided by management and found Lazard's reliance on such information to be reasonable. Following the presentation made by Lazard's representatives, the Board discussed the presentation and questioned
Lazard's representatives as well as management about the proposed Plan and the proposed Stock Split. The Board determined, after discussions among themselves and with Lazard and counsel, that a fairness opinion, which usually considers the value of an entity or its assets in connection the sale of a going concern, would not be an appropriate method to test the fairness of the Plan or the Stock
Split. Following such discussion, the Board voted unanimously in favor of the
Plan and the Stock Split and in favor of recommending to the stockholders the
Plan and the Stock Split, to be voted on at the Company's 2005 Annual Meeting,
In addition, the Board approved the form of Proxy Statement presented to it. The
Board also voted to amend the Company's bylaws to enable the Company to postpone the Company's 2005 annual meeting, usually held in May of each year, until some time during the period between September 25 to October 25, 2005.

         With respect to the direct or indirect sale of the Beekman Properties to Messrs. Lynford and Lowenthal (or an entity controlled by them), the independent directors of the Board, at their May 19, 2005 meeting, met in executive session without Messrs. Lynford and Lowenthal to discuss the merits of the sale of the Beekman Properties. After considering the possible difficulties in obtaining the necessary municipal approvals, the costs expended by the
Company to date and costs which may be required in the future, and the length of time it might take to construct and sell residential units, the Board concluded and unanimously agreed (without the votes of Messrs. Lynford and Lowenthal) that
(i) an independent third-party appraiser should be retained to appraise the
Beekman Properties; (ii) it was in the Company's interest to enter into a contract with the Beekman Acquirors to establish the minimum amount of consideration to be received by the Company in connection with the sale of the
Company's interests in the Beekman Properties pursuant to the Plan; (iii) the price of the Beekman Properties would be equal to the higher of either the fair market value (based on the appraiser's valuation and as confirmed by another independent appraiser) or the total costs incurred by the Company with respect to the Beekman Properties; and (iv) notwithstanding any contract of sale to be entered into with the Beekman Acquirors, the Company should preserve the right to accept higher offers from third parties should any offers be made prior to stockholder approval of the Plan. As part of the transaction, the Board also agreed to transfer the Deferred Compensation Assets to an entity owning the
Beekman Properties in connection with relieving the Company of the Deferred
Compensation Obligations.

         Bryan Cave, Willkie Farr and Lazard responded to questions during the meeting.

EXPECTED DISTRIBUTIONS

Timing and Amount

         At present, we anticipate making a distribution in an amount ranging from $12.00 to $14.00 per Common Share within 30 days after the later of the adoption of the Plan and the closing of the sale of the three rental phases of
Palomino Park, which are currently being marketed for sale. Our Board has not established a firm timetable for distributions to stockholders. Under the terms of the Plan and the MGCL, we may make one or more distributions from time to time, after providing for or reserving for the payment of our obligations and liabilities, as we sell or otherwise liquidate our assets. Alternatively, if the
Board elects, we may transfer our remaining assets to a liquidating trust and issue each stockholder an interest, which may be certificated, in such liquidating trust. All distributions will be paid to stockholders of record at the close of business on the record dates to be determined by the Board, pro rata based on the number of shares owned by each stockholder.

                                       39

         The final distribution from the Company to our stockholders, or alternatively to a liquidating trust, is expected to be made, if possible, no later than the third anniversary of the date on which our stockholders approve the Plan. However, we cannot assure you that the final distribution of the proceeds of all of our assets will be made in such time period.

         Although we cannot be sure of the amounts, we currently believe that you will receive cash distributions totaling in the range of about $18.00 to
$20.50 per Common Share. However, should actual circumstances differ from our assumptions, you could receive more or less than that amount. The indicated
amount and timing of the distributions represent our current estimates, but it is not possible to determine with certainty the aggregate net proceeds that may ultimately be available for distribution to stockholders. See "Risk Factors."
The actual amount, timing of and record dates for stockholder distributions will be determined by our Board in its sole discretion and will depend upon the timing and proceeds of the sale of our remaining assets, and the amounts deemed necessary by our Board to pay or provide for all of our liabilities and obligations.

Calculation of Estimated Distributions

         To estimate the amounts that may be available for distribution from the liquidation proceeds, we estimated the costs of liquidation. We also estimated general and administrative costs during the liquidation process. The payment of the distributions is in each case subject to the payment or provision for payment of our obligations to the extent not assumed by any purchasers of our assets and any tax liabilities. We believe that we will have sufficient cash and cash equivalents to pay all of our current and accrued obligations as a result of cash from operations and asset sales. Furthermore, we believe that our existing net operating and capital losses for Federal income tax purposes will be sufficient and available to offset any Federal taxable income that we may realize as a result of our liquidation. However, if contingent or unknown liabilities exist, distributions to stockholders may be reduced or delayed.
Also, claims, liabilities and expenses will continue to accrue following approval of the Plan, as the expenses that we have estimated for professional fees and other expenses of liquidation are significant. These expenses will reduce the amount of cash available for ultimate distribution to stockholders.
Our estimates have assumed that the stockholders will approve the Stock Split and that therefore our liquidation will be carried out while operating as a private company; if our stockholders reject the proposed Stock Split, our distributions may be less because our expenses will exceed our estimates. See
"Risk Factors" for a more detailed discussion of these risks.

         We base our estimates of the net proceeds from the sale of the condominiums to be constructed at Gold Peak upon a composite of a variety of sources, including information from and discussions that we have had with local real estate brokers, our analysis of comparable sales figures, and our internal budgets of costs and operating expenses and other analyses. Our estimates of the net proceeds from the sale of condominiums at Fordham Tower, from the sale of single family homes at The Orchards and Claverack, and from the sale of
Wellsford/Whitehall's remaining assets (one office building and one vacant land parcel) are based on a similar combination of considerations. Our estimates of the net proceeds from the sale of the Beekman Properties is based upon the total costs incurred by the Company with respect to the Beekman Properties and may be higher, depending upon the results of the valuation of the Beekman Properties determined by an independent appraiser. Our valuation of the Guggenheim and
Mantua Loans is based upon our assumption that both notes will be paid in full.
The valuation of our ownership interests in Reis assumes that Reis will be sold for an amount equal to the Company's original investment. Other than an appraisal of the Beekman Properties, which is attached as Appendix C, we neither have obtained nor will obtain formal independent appraisals of the fair market value of our properties or any fairness opinions with respect to the liquidation. The most significant factor which will affect the total liquidation value of the Company is the sales price of the rental residential phases of Palomino Park.

Uncertainties Relating to Estimated Distributions

         Our estimates of potential distributions were prepared solely for internal planning purposes. The preparation of these estimates involved judgments and assumptions with respect to the liquidation process that, although considered reasonable at the time by management, may not be realized. We cannot assure you that actual results will not vary materially from the estimates. As we have disclosed under "Risk Factors," certain examples of uncertainties that could cause the aggregate amount of distributions to be less than our estimates include the following:

                                       40

          o         The value of our assets and the time required to sell our
                    assets may change due to a number of factors beyond our
                    control, including market conditions in the residential real estate market and the length of time it takes to develop or sell our residential real estate projects.

          o         The sale of undeveloped land at Gold Peak and The Orchards to another developer, and the sale of our joint venture
                    interest in Claverack to our partner in that venture, would likely result in net proceeds less than we would have
                    realized from the sale of completed residential units at
                    such projects; however, proceeds from the sale of
                    undeveloped land and our joint venture interest would likely be received sooner than the proceeds from the sale of
                    completed units and the Company would likely incur less
                    aggregate general and administrative costs.

          o         Our estimate of distributable cash resulting from our
                    liquidation is based on estimates of the costs and expenses of the liquidation and operating the Company. If actual
                    costs and expenses exceed such estimated amount, which is
                    likely if our stockholders do not approve the Stock Split, aggregate distributions to stockholders from liquidation
                    could be less than estimated.

          o         If properties are not sold by the times and at prices we
                    currently expect, the liquidation may not yield
                    distributions as great as or greater than the recent market prices of the Common Shares.

          o         There is no assurance that Reis will be sold as an entity to a third party. Because of transfer restrictions and the fact that we only own a minority interest (a portion of which is held through a partnership), if we cannot liquidate our
                    ownership interests in Reis as part of a sale of Reis, we
                    will likely have to sell our ownership interest in Reis to a third party at a discount to the amount that we would have received in a sale of Reis.

          o         If liabilities, unknown or contingent at the time of the
                    mailing of this Proxy Statement, later arise which must be satisfied or reserved for as part of the Plan, the aggregate amount of distributions to stockholders as a result of the
                    Plan could be less than estimated.

          o         Delays in consummating the Plan could result in additional expenses and result in actual aggregate distributions to
                    stockholders less than our estimated amount.

          o         If the Board elects to expend more than $1 million, our
                    distributions to our stockholders may be less than
                    anticipated.

          o         If the Company experiences a "change in control," as defined under the Internal Revenue Code, during the liquidation
                    period, it is possible that certain limitations on the use of loss carryforwards could cause the Company to incur some regular U.S. Federal income tax on the disposition of its
                    assets occurring after such change in control.

         We do not anticipate updating or otherwise publicly revising the estimates presented in this document to reflect circumstances existing or developments occurring after the preparation of these estimates or to reflect the occurrence of anticipated events. The estimates have not been audited, reviewed or compiled by independent auditors.

MODIFICATION OF PLAN OF LIQUIDATION; NO FURTHER STOCKHOLDER ACTION REQUIRED

         Notwithstanding approval of the Plan by the stockholders of the
Company, our directors or the trustees of any liquidating trust may modify or amend the Plan without further action by or approval of our stockholders to the extent permitted under then-current law. However, in the event that a modification or amendment to the Plan would represent a material change to the intent of the Plan, we would seek further stockholder approval of such material change. Our directors may also, at their discretion, abandon the Plan even after it has been approved by our stockholders.

                                       41

         Once our stockholders have approved the Plan, no further stockholder action will be required to sell the remainder of our assets and to make the distributions described in the Plan. Furthermore, if our stockholders approve the Plan, the Board will have the authority to sell any and all of the Company's assets on such terms as the Board determines appropriate, subject to the provisions of the Plan. Notably, our stockholders will have no subsequent opportunity to vote on such matters and will, therefore, have no right to approve or disapprove the terms of such sales.

EFFECT OF DISTRIBUTIONS MADE UNDER THE PLAN UPON STOCK OPTIONS

         No liquidating distributions will be made with respect to options to acquire our Regular Common Shares, but the exercise price of options held by certain of our option holders may be reduced, and certain other adjustments to such options may be made, to account for the reduction in value of the Common
Shares as a result of cash distributions made to shareholders, including the
Initial Distribution. In such case, adjustments will be undertaken solely to prevent the dilution of benefits for the options in accordance with the relevant provisions of the option plans pursuant to which such options were issued.

CANCELLATION OF COMMON SHARES

         Our final distribution, which may be either in cash or in the form of trust certificates representing interests in a liquidating trust, will be in complete redemption and cancellation of our outstanding Common Shares. Upon such final distribution, you may be required to surrender your share certificates. If we cannot make distributions to a stockholder because mail is not deliverable to the last known address of that stockholder on the stockholder list we or our transfer agents maintain, we will hold the funds subject to unclaimed funds or escheat statutes of the state of the stockholder's last known address. If such state does not have an escheat law, the law of Maryland will govern. If a stockholder does not claim such funds within the statutory period, the funds may escheat to the state.

STEPS TAKEN CONSISTENT WITH THE PLAN

         Consistent with the Company's plan to sell assets, retire debt and accumulate cash to enhance its business options, and with due consideration of its on-going evaluation of its strategic alternatives, the following transactions have been consummated, all of which the Board believes to have been in the best interests of the Company and consistent with the proposed Plan:

          o         The sale by the Company in November 2004 of its entire
                    interest in Second Holding, a joint venture special purpose finance company, organized to purchase investment and
                    non-investment grade rated real estate debt instruments and investment grade rated other asset-backed securities.

          o         The sale by Wellsford/Whitehall, on January 21, 2005, of
                    five retail stores.

          o         The sale by Wellsford/Whitehall, on January 27, 2005, of
                    seven office properties and a land parcel.

          o         The sale by Wellsford/Whitehall, in April and May 2005, of two office properties.

          o         The redemption by the Company, on April 6, 2005, of $25
                    million of Convertible Trust Preferred Securities held by an affiliate of Equity Residential Trust ("EQR"). The Company utilized a portion of its available cash to complete the
                    transaction. The securities were issued in May 2000, had an interest rate of 8.25% per annum and were convertible into
                    1,123,696 Common Shares at $22.248 per share.

                                       42

          o         On April 6, 2005, the Company obtained development and
                    construction financing for the construction of 259
                    condominium units at Gold Peak. The aggregate amount of the development and construction loans is $28.8 million. The
                    loans bear interest at LIBOR + 1.65% per annum and mature in
                    May 2008 with respect to the construction loan and September
                    2006 with respect to the development loan, both of which
                    have additional extension options, subject to the
                    satisfaction of certain conditions being met by the
                    borrower.

          o         The Company began development and construction of the Gold
                    Peak property with the intention of commencing condominium sales in the fall of 2005.

          o         The Company proceeded with development of residential
                    housing units at The Orchards and Claverack with the
                    intention of commencing sales at these developments in 2006.

          o         In April 2005, the Company exercised its contingent purchase option on a parcel of land contiguous to the Orchards, which could be used to develop an additional 60 single family
                    homes. However, the seller at this time cannot deliver the parcel in accordance with the terms and conditions of the
                    agreement. Therefore, until such time as the seller can
                    remedy specific issues under dispute, we are not obligated to complete the purchase of the property.

          o         The Company, in April 2005, retained a real estate brokerage firm to market and sell the three rental phases of Palomino
                    Park.

          o         The Company, on May 2, 2005, repaid the $10.4 million
                    Palomino Park tax-exempt bonds.

          o         The independent members of the Board approved the direct or indirect sale of the Company's interests in the Beekman
                    Properties to the Beekman Acquirors and the transfer of the
                    Deferred Compensation Assets to an entity owning the Beekman
                    Properties in connection with relieving the Company of the
                    Deferred Compensation Obligations in an amount equal to the
                    Deferred Compensation Assets.

         In connection with the proposed purchase of the Beekman Properties (or of the interests in an entity that owns the Beekman Properties) by the Beekman
Acquirors, a committee consisting of all of the independent directors, Bonnie R.
Cohen, Douglas Crocker II, Meyer "Sandy" Frucher, and Mark S. Germain, have retained an independent, third party appraiser, to value the Beekman Properties, which will be sold at a price equal to the greater of either (i) the fair market value of the Beekman Properties, based on an appraisal conducted by an independent appraiser retained by the independent members of our Board (and as confirmed by another independent appraiser) or (ii) the total costs incurred by the Company with respect to the Beekman Properties.

DISSOLUTION

         No later than three years from the date our stockholders approve the
Plan, we will file Articles of Dissolution with the Maryland SDAT to dissolve the Company. The Board, however, reserves the discretion and authority to file the Articles of Dissolution at an earlier date, subject to the final liquidation of the Company's assets or to the transfer of the Company's remaining assets into a liquidating trust. The dissolution will become effective upon acceptance for record of the Articles of Dissolution by the SDAT and our obtaining a tax clearance certificate from the SDAT. Although we intend to wind up our affairs, pay or provide for all of our debts and liabilities before we file our Articles of Dissolution, under the MGCL, even after we file Articles of Dissolution, we will continue to exist for the purpose of winding up our affairs by marshalling our assets, selling or otherwise transferring assets which are not to be distributed in kind to our stockholders, paying our debts and other liabilities and doing all other acts incident to liquidation of our business and affairs.
However, after the Articles of Dissolution have been filed, we will not carry on any other business.

         Whether or not the Plan is approved, we may have an obligation (unless the Stock Split that is the subject of Proposal 2 is approved by the stockholders) to continue to comply with the applicable reporting requirements of the Exchange Act even though compliance with such reporting requirements is economically burdensome.

                                       43

TRANSFERABILITY OF SHARES; AMEX LISTING

         We anticipate that the market price of our Common Shares will decline as we make liquidating distributions to our stockholders. Even if the Stock
Split is not approved, it is likely that AMEX will consider suspending trading in or remove from listing our Regular Common Shares if the total number of public stockholders is less than 300; if the aggregate market value of shares publicly held is less than $1 million; or if liquidation has been authorized. In the event that AMEX acts to delist our Regular Common Shares, we, at present, do not intend to interpose any objections. In the event that AMEX delisted our
Regular Common Shares, we could still be subject to the periodic reporting and disclosure requirements of the Exchange Act. If the proposed Stock Split is approved, we will act to delist our Regular Common Shares from the AMEX and to cease complying with our reporting and other obligations under the Exchange Act.

         We may close our stock transfer books at any time after the Articles of
Dissolution have been filed or after we have transferred all of our assets to a liquidating trust and, in any event, will close our stock transfer books and discontinue recording transfer of Common Shares on the earliest to occur of:

          o         the close of business on the record date fixed by the Board for the final liquidating distribution,

          o         the close of business on the date on which our remaining
                    assets are transferred to a liquidating trust, or

          o         the date on which we cease to exist under Maryland law.

         After the stock transfer books have been closed, certificates representing Common Shares will not be assignable or transferable on the
Company's books except by will, intestate succession or operation of law. After the final record date for the recording of stock transfers, the Company will not issue any new stock certificates, other than replacement certificates.

LIQUIDATING TRUST

         We may distribute our assets at any time into a liquidating trust. If all of our assets are not sold or distributed prior to the third anniversary of the approval of the Plan by our stockholders, we may transfer any assets not sold or distributed, including any contingency reserve or other cash on hand, to a liquidating trust. Furthermore, the Board and management may determine to transfer assets to a liquidating trust in circumstances where the nature of an asset is not susceptible to distribution (such as interests in real property, securities in privately held companies, or promissory notes) or where the Board determines that it would not be in the best interests of the Company and the stockholders for the assets to be distributed directly to the stockholders at the time. The Board may elect to distribute our assets to a liquidating trust prior to the third anniversary of stockholder approval of the Plan if they determine that the liquidating trust is in the best interest of the stockholders. We anticipate that by distributing assets to the liquidating trust savings may result from reductions in the costs of (i) preparing certain periodic reports required by, and complying with the rules and regulations of, the SEC and the AMEX (in the event the Stock Split is not approved or fails to reduce our number of record holders below 300); (ii) state franchise taxes;
(iii) audit and legal fees; and (iv) other company costs.

         If a liquidating trust is established, we would distribute to the then holders of our Common Shares interests in the liquidating trust in proportion to the number of Common Shares owned by such stockholders. This distribution would be a taxable event to such stockholders. The sole purpose of the liquidating trust would be to distribute or liquidate any remaining assets on terms satisfactory to the liquidating trustees and, after paying any of our remaining liabilities, distribute the proceeds of the sale of assets formerly owned by us to the holders of the interests in the liquidating trust. The liquidating trust will be obligated to pay any of our expenses and liabilities that remain unsatisfied.

         Approval of the Plan will constitute the approval by our stockholders of the establishment of a liquidating trust if determined to be necessary or appropriate by the Board, its appointment of one or more individuals to act as trustee or trustees and the terms of any liquidating trust agreement adopted by our Board. Our Board reserves the right to appoint, at its discretion, existing
Company officers or Board members to serve as trustees of the liquidating trust.
We anticipate that the Board will select trustees on the basis of the experience of each individual or entity in administering and disposing of assets and discharging liabilities of the kind to be held by the liquidating trust and the ability of the individual or entity to serve the best interests of the holders of trust interests. Stockholder approval of the Plan will also constitute stockholder approval of any liquidating trust agreement with the trustee or trustees on such terms and conditions as may be approved by the Board.

                                       44

         We anticipate that the trust agreements would provide that the trust property would be transferred to the trustees immediately prior to the distribution of interests in the trust to the Company's stockholders and that the trust property would be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the trust agreement. In the discretion of the trustees, the stockholders' interests in the trust may be represented by certificates or by noting such interests in the trust's records, in which case there would be no certificates or other tangible evidence of trust interests. No stockholder will be required to pay any cash or other consideration for the interests to be received in the distribution or to surrender or exchange Common
Shares in order to receive the interests, unless the interests in the trust are certificated. In addition, we anticipate that the trust would be irrevocable and would terminate after the earliest of (i) the date the trust property is fully distributed, (ii) a majority in interest of the beneficiaries of the trust, or a majority of the trustees, have approved the termination, or (iii) a specified number of years have elapsed after the creation of the trust.

         We do not anticipate that interests in the liquidating trust will be freely transferable except in limited circumstances such as death of the holder of trust interests. Therefore, the recipients of the interests in the liquidating trust will not realize any value from these interests unless and until the trust distributes cash or other assets to them, which will be solely in the discretion of the trustees.

         Our Board has not determined the detailed terms or structure for a liquidating trust. The characteristics of any liquidating trust will be determined by our Board at a future date depending on factors such as the number and value of assets to be held by the liquidating trust and the number of holders of interests in the liquidating trust.

OUR ADVISOR

         Lazard has acted as our advisor since March 2004 in connection with the evaluation of our strategic alternatives. They assisted us in analyzing and evaluating our strategic alternatives, the implementation of such alternatives, the valuation of the Company and creating financial models. Lazard is a national investment banking firm headquartered in New York, New York.

CERTAIN TRANSACTIONS AND POSSIBLE EFFECTS OF THE APPROVAL OF THE PLAN OF
LIQUIDATION UPON DIRECTORS AND OFFICERS

Possible effects of the approval of the Plan of Liquidation upon directors and officers

         The approval of the Plan by our stockholders may have certain effects upon our officers and directors, including those set forth below.

         All of our current, and certain of our former, officers and directors hold Regular Common Shares and/or options to acquire Regular Common Shares. In addition, the Company's non-qualified deferred compensation trust holds Regular
Common Shares for the benefit of some members of management. On June 10, 2005, our directors and officers, as a group, and our non-qualified deferred compensation trust, under which some members of management are beneficiaries, beneficially owned 6.3% of the Common Shares (exclusive of any options that may have been exercisable as of June 10, 2005). Our directors and officers have indicated that they intend to vote in favor of the Plan. The Company directed the trustee of the Company's non-qualified deferred compensation trust to vote all of the Regular Common Shares held in the non-qualified defined compensation trust in favor of all of the Proposals.

         In addition, the exercise price of options held by certain of our option holders may be reduced, and certain other adjustments to such options may be made, to account for the reduction in value of the Common Shares as a result of cash distributions made to shareholders, including the Initial Distribution.
In such case, adjustments will be undertaken solely to prevent the dilution of benefits for the options in accordance with the relevant provisions of the option plans pursuant to which such options were issued.

                                       45

         No officer or director who served as an officer or director on the day the Board adopted the Plan is party to an agreement with the Company providing for compensation for a fixed term or for severance upon termination other than
Jeffrey H. Lynford, James J. Burns, William H. Darrow II, David M. Strong, and
Mark P. Cantaluppi. However, only the employment agreement between the Company and Mr. Lynford has specific provisions applicable to the adoption of a plan of liquidation by the Company's stockholders. For a description of the arrangements between the Company and Mr. Lynford, see "Proposal 1 --Certain Transactions and
Possible Effects of the Approval of the Plan upon Directors and Officers: Effect of Plan of upon senior management's employment agreements" and "Proposal
3--Employment Agreements"

         The Board may confer other benefits or bonuses to the Company's officers and employees, including Mr. Lynford who is also a director, in recognition of their services to the Company based on the performance of officers and employees, including performance during our liquidation process.

         Although the matters set forth above may be deemed to give rise to a potential conflict of interest with respect to the Board's adoption of the Plan, the Plan was adopted by the unanimous vote of all of the directors, including the directors believed by the Board to be independent. The Board determined that no independent committee was required to review and approve the Plan because the provisions of the Plan would affect all stockholders equally and none of the
Board members would benefit in a way that would be disproportionately different than any other stockholder of the Company.

Effect of Plan of Liquidation upon senior management's employment agreements

         Mr. Lynford's employment agreement contains provisions which grant him certain benefits and payments, including, but not limited to, health, dental and life insurance benefits and severance payments if he terminates his employment in the event of a "change of control." The adoption of the Plan by the Board and the Company's stockholders and the consummation of the transactions contemplated by the Plan would constitute a "change of control" under Mr. Lynford's employment agreement, which is discussed below. Furthermore, Mr. Strong's employment agreement provides for certain payments to be made to him upon the occurrence of certain events that are contemplated by the Plan.

         In August 2004, the Company and Mr. Lynford entered into a Second
Amended and Restated employment agreement which provides, among other things, that Mr. Lynford receive from January 1, 2005 until the expiration of the agreement on December 31, 2007, a base salary of $375,000 per year and a minimum annual bonus of $375,000. The employment agreement of Mr. Lynford contains provisions which entitles him to certain benefits and payments, including, but not limited to, health, dental and life insurance benefits, in the event he terminates his employment agreement following a "change of control" (as defined in his employment agreement and which definition includes adoption of a plan of liquidation as a "change of control"). Accordingly, if the Plan is approved by our stockholders, Mr. Lynford, if he elects to terminate his employment with the
Company, would be entitled to the payment of $643,000, which would otherwise be due to him on January 1, 2008, and an amount equal to the balance of his salary and minimum annual bonus (each payable at a rate of $375,000 per year) due to him through December 30, 2007, plus the continued payment by the Company of certain other benefits such as health, dental and life insurance premiums through December 30, 2007. In addition, if there is a sale or series of sales of
Palomino Park having a value on the Company's financial statements equal to or in excess of 80% of the value of Palomino Park on such financial statements, Mr.
Lynford will be entitled to receive $643,000, which would be in lieu of the accelerated $643,000 payment described above.

         In October 2004, the Company and Mr. Strong entered into a Third
Amended and Restated Employment Agreement which provides, among other things, that Mr. Strong receive, effective January 1, 2005, a base salary of $205,500 per year, increased at the rate of 3% for 2006, and a minimum annual bonus of
75% of his base salary. The agreement expires on December 30, 2006. Mr. Strong is also entitled to receive a lump sum special bonus payment of up to $1 million based upon the level of the Company's return on its investment in the Palomino
Park project, above certain defined thresholds, following the sale by the
Company of at least 90% of its interest in the Palomino Park project. Mr. Strong will also be entitled to receive an additional lump sum bonus payment based upon the number of units sold (at $1,000 per unit) as well as the amount equal to 5%
of any Profit, as defined in his employment agreement, in excess of $8,259,000 in the Gold Peak portion of the Palomino Park project following the construction of the project and the sale of all condominium units.

                                       46

Purchase of Beekman Properties by the Beekman Acquirors

         As described earlier, the Beekman Properties is comprised of two contiguous parcels of land located in Beekman, New York. In February 2005, the
Company purchased one of the parcels, consisting of approximately ten acres, for
$650,000 and in December 2004, provided a $300,000 first mortgage for the second lot, consisting of a contiguous 14 acre parcel, with a three year option to purchase the lot subject to municipal site plan approval.

         Under the Plan, which you are being asked to approve, the Beekman
Acquirors will purchase the Beekman Properties (or our interests in an entity that owns the Beekman Properties), which consists of a ten acre parcel and a contract to acquire a contiguous 14 acre parcel. The Company also holds a mortgage lien as security for its deposit under the contract. As part of the sale of the Beekman Properties (or of our interests in an entity owning the
Beekman Properties), the Beekman Acquirors shall also acquire the Deferred
Compensation Assets in connection with relieving the Company of the Deferred
Compensation Obligations in an amount equal to the Deferred Compensation Assets.
The Beekman Acquirors will be comprised of Jeffrey H. Lynford, the Company's
Chairman, Chief Executive Officer, President and director of the Company, and
Edward Lowenthal, a director and the former Chief Executive Officer and
President of the Company, or an entity controlled by them.

         In connection with the proposed purchase of the Beekman Properties by the Beekman Acquirors, the independent directors of the Board unanimously approved a resolution to retain an independent, third party appraiser to value the Beekman Properties. The committee of independent directors of Board approved the sale of the Beekman Properties (or, in the alternative, of our interests in an entity that owns the Beekman Properties) to the Beekman Acquirors at a price equal to the greater of either (i) the fair market value of the Beekman
Properties, based on an appraisal conducted by an independent appraiser retained by the independent members of our Board (and as confirmed by another independent appraiser) or (ii) the total costs incurred by the Company with respect to the
Beekman Properties which through May 31, 2005 aggregated approximately $1 million). The appraisal is attached as Appendix C.

         Both the independent committee and the Board determined that it would not be necessary to obtain a fairness opinion regarding this transaction because the expense of the fairness opinion would exceed any benefit derived from it and because fairness opinions are typically rendered in the context of the sale of a going concern and not in the direct or indirect sale of an asset such as real property. Furthermore, the Board determined, after discussions among themselves and with Lazard, that a fairness opinion, which usually considers the value of an entity or its assets in connection the sale of a going concern, would not be an appropriate method to test the fairness of this transaction. In addition, both the independent committee and the Board determined that the appraisal rendered by an independent third-party appraiser was an appropriate method to establish the value of the Beekman Properties.

Directors' and officers' insurance

         We intend to maintain an insurance policy for our officers, directors, employees, agents and representatives against liability asserted against or incurred by such persons in their capacity as such or arising from their status as officer, director, employee, agent, or representative, and for actions taken in connection with the Plan and the winding up of our affairs, which will continue in effect for a period of up to six years following the completion of the liquidation.

APPRAISAL RIGHTS OF STOCKHOLDERS

         Under the MGCL, you are not entitled to any rights of appraisal or similar rights in connection with the approval of the Plan.

                                       47

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF LIQUIDATION

         The following discussion summarizes the material U.S. Federal income tax considerations that may be relevant to you as a result of the liquidation.
This discussion is based upon interpretations of the Internal Revenue Code,
Treasury regulations promulgated under the Internal Revenue Code, judicial decisions, and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. The discussion below does not address all U.S. Federal income tax consequences or any state, local or foreign tax consequences of the liquidation. Your tax treatment may vary depending upon your particular situation. Also, U.S. stockholders subject to special treatment, including dealers in securities or foreign currency, tax-exempt entities, subchapter S corporations, REITs, regulated investment companies, persons who acquired our stock upon exercise of stock options or in other compensatory transactions, banks, thrifts, insurance companies, persons that hold our capital stock as part of a "straddle", a "hedge", a "constructive sale" transaction or a "conversion transaction", persons that have a "functional currency" other than the U.S. dollar, and investors in pass-through entities, may be subject to special rules not discussed below. This discussion also does not address the U.S. Federal income tax consequences of the liquidation to holders of our capital stock that do not hold that stock as a capital asset.
This discussion assumes that the Company will make distributions pursuant to, and in accordance with the Plan of Liquidation.

         For purposes of this discussion, a U.S. stockholder means any of the following: (1) a citizen or resident of the United States; (2) a corporation or other entity taxable as a corporation created or organized under U.S. law
(Federal or state); (3) an estate the income of which is subject to U.S. Federal income taxation regardless of its sources; (4) a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more
U.S. stockholders have authority to control all substantial decisions of the trust, or if the trust has a valid election in effect under applicable U.S.
Treasury regulations to be treated as a U.S. stockholder; and (5) any other person whose worldwide income and gain is otherwise subject to U.S. Federal income taxation on a net basis.

         If a partnership holds Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. This summary does not address the tax treatment for U.S. Federal income tax purposes of partnerships or pass-through entities that hold Common
Shares or persons who hold their interests through such a partnership or pass-through entity. Such persons are urged to consult their tax advisors.

         This U.S. Federal income tax discussion is for general information only and may not address all tax considerations that may be significant to a holder of our Common Shares. You are urged to consult your own tax advisor as to the particular tax consequences of the liquidation, including the applicability and effect of any state, local or foreign laws and changes in applicable tax laws.

Tax Consequences to the Company

         The sale of the Company's assets pursuant to the Plan will be taxable transactions with respect to the Company to the extent that any gain or loss is realized. The Company will realize gains or losses measured by the difference between the proceeds received by them on such sale and the Company's tax basis in the assets. For purposes of calculating a gain or loss, the proceeds received by the Company will include the cash received by the Company, the amount of the
Company's indebtedness that is cancelled or assumed, and any other consideration received by the Company for their assets. In general, it is anticipated that during the winding-up period the Company will have sufficient current losses and loss carryforwards to offset the expected income for regular Federal income tax purposes. However, if the Company experiences a "change in control" (as defined under the Internal Revenue Code) during the liquidation period, it is possible that certain limitations on the use of loss carryforwards could cause the
Company to incur some regular federal income tax on the disposition of its assets occurring after such change in control. In addition, the transfer of certain Deferred Compensation Assets and Deferred Compensation Liabilities to an
entity owning the Beekman Properties would likely result in the loss of the related compensation deduction to the Company, estimated to be an amount equal to the value of the assets so transferred. However, since it has been estimated that the Company currently has more net operating and capital loss carryforwards available to it than the amount of income and gain expected to be realized during the wind-up period, the value of the deferred compensation deductions, if allowable to the Company, is remote, and the loss of such deduction would not likely be materially detrimental to the Company.

                                       48

         Due to limitations on the use of net operating losses to offset alternative minimum taxable income, the company may be liable for alternative minimum tax during the winding-down period. In addition, the Company may be subject to state income taxes to the extent that gains exceed losses for state tax law purposes, but the Company does not anticipate that such taxes, if any, will be significant except with respect to the sale of the three rental phases of Palomino Park.

Tax Consequences to Stockholders

         Generally, any gain or loss recognized by a U.S. stockholder of the
Company on the liquidation of the Company will constitute a capital gain or loss so long as such U.S. stockholder holds his shares as a capital asset. In general, the amount of gain or loss recognized by a U.S. stockholder on the liquidating distribution by the Company will be measured as the amount by which the cash (and value of any other property) received by such U.S. stockholder in the liquidating distribution of the Company exceeds or is less than his tax basis in the Common Shares redeemed in the liquidation.

         Liquidating distributions to Stockholders will first be applied against the total adjusted basis of each block of Common Shares and gain will be recognized only after an amount equal to his or her adjusted basis in such block of Common Shares has been fully recovered. For the purposes of this discussion, a "block of Common Shares" means the number of Common Shares purchased by a U.S.
stockholder at any one time in a given transaction. Where a U.S. stockholder of the Company owns more than one block of Common Shares and if he or she were to receive a series of distributions in complete liquidation of the Company, each distribution would be allocated ratably among the several blocks of Common
Shares owned by that U.S. stockholder in the proportion that the number of shares in the particular block bears to the total number of Common Shares held by that U.S. stockholder. Gain or loss must be computed separately with respect to each block of Common Shares, and gain will be recognized with respect to a block of Common Shares only after the adjusted basis of that block has been recovered. Once the adjusted basis of a specific block of Common Shares has been recovered, any subsequent distributions allocable to that block would be recognized as gain in their entirety. Any losses resulting from the liquidation would be recognized only after the Company has made its final liquidation distribution.

         Gain or loss recognized by a U.S. stockholder with respect to Common
Shares constituting capital assets in his or her hands will be characterized as long-term capital gain or loss, provided such stockholder meets the one-year capital gain holding period required under the Internal Revenue Code. In the case of a U.S. stockholder other than a corporation, capital losses must be offset against capital gains. Any net short-term and long-term capital losses of
U.S. stockholders other than a corporation are also allowed as a deduction against ordinary income in any one year up to a maximum of $3,000. Any net capital losses not allowed in one year can be carried over to subsequent years.

         In the case of a corporate U.S. stockholder, capital losses can be used only to offset capital gains. Corporations may generally carry back unused capital losses three years and/or carry them forward five years.

Tax Consequences of Liquidating Trust

         The Company may, at some point during the winding-up period, decide to transfer its then assets subject to Company liabilities to a liquidating trust.
In that event, you will be treated as having received a liquidating distribution equal to your share of the amount of cash and the fair market value of any asset distributed to the liquidating trust, net of any accompanying liabilities. As with other liquidating distributions described above, you will be required to recognize a gain to the extent the value of such liquidating distribution is greater than your basis in your stock notwithstanding that you may not currently receive a distribution of cash or any other assets with which to satisfy the resulting tax liability.

         An entity classified as a liquidating trust may receive assets, including cash, from the liquidating entity without incurring any tax. It will be treated as a grantor trust, and accordingly will also not be subject to tax on any income or gain recognized by it. Instead, you will be treated as the owner of your pro rata portion of each asset, including cash, received by and held by the liquidating trust. Accordingly, you will be required to take into account in computing your taxable income your pro rata share of each item of income, gain and loss of the liquidating trust.

                                       49

         An individual U.S. stockholder who itemizes deductions generally may deduct his pro rata share of fees and expenses of the liquidating trust only to the extent that such amount, together with the U.S. stockholder's other miscellaneous deductions, exceeds 2% of his adjusted gross income. A U.S.
stockholder will also recognize taxable gain or loss when all or part of his pro rata portion of an asset is disposed of for an amount greater or less than his pro rata portion of the fair market value of such asset at the time it was transferred to the liquidating trust. Any such gain or loss will be capital gain or loss so long as the U.S. stockholder holds his interest in the assets as a capital asset.

         If the liquidating trust fails to qualify as such, its treatment will depend, among other things, upon the reasons for its failure to so qualify. In such case, the liquidating trust would most likely be taxable as a partnership.
If the Board avails itself of the use of a liquidating trust, it is anticipated that every effort will be made to ensure that it will be classified as such for
Federal income tax purposes.

Consequences to Non-U.S. Stockholders

          Generally, a non-U.S. stockholder's gain or loss from the liquidation will be determined in the same manner as that of a U.S. stockholder. If a
non-U.S. stockholder's capital stock constitutes a "U.S. real property interest"
within the meaning of the Foreign Investment in Real Property Tax Act of 1980
("FIRPTA") or if the gain from the liquidating distributions is otherwise effectively connected with a U.S. trade or business of the non-U.S. stockholder, that non- U.S. stockholder will generally be subject to U.S. Federal income tax with respect to any gain recognized in the liquidation. In the case of an individual non-U.S. stockholder whose gain from the liquidating distributions is not effectively connected with a U.S. trade or business, that tax will generally be at capital gains rates. In addition, in the case of non-U.S. corporations, the non-U.S. stockholder may be subject to applicable alternative minimum tax and the possible application of the 30% branch profits tax. An applicable income tax treaty may modify these consequences for a non-U.S. stockholder eligible for treaty benefits and non-U.S. stockholders should consult with their tax advisors regarding the possible application of such a treaty.

         Our capital stock owned by a non-U.S. stockholder will generally not constitute a U.S. real property interest if, at the time such non-U.S.
stockholder receives a liquidating distribution, our stock is regularly traded on an established securities market and such non-U.S. stockholder has not held more than 5% of the total fair market value of our capital stock at any time during the five-year period ending on the date of receipt of the final liquidating distribution. It is not known whether, at the time you receive the final liquidating distribution, the Company's stock will be regularly traded on an established securities market. If the Stock Split has been approved by the stockholders, it is highly unlikely that the Company's stock will remain regularly traded on an established securities market. Other exceptions may apply to treat the capital stock you own as other than a "U.S. real property interest." This discussion assumes that the Company's capital stock will constitute a U.S. real property interest at the time of any liquidating distributions.

         Any liquidating distributions paid to non-U.S. stockholders will be subject to income tax withholding at the rate of 10% if our capital stock in the hands of a non-U.S. stockholder constitutes a U.S. real property interest.
Because of the difficulties of determining whether a particular non-U.S.
stockholder's capital stock constitutes a U.S. real property interest, non-U.S.
stockholders should anticipate that 10% of each liquidating distribution will be withheld and paid over to the Internal Revenue Service. A non-U.S. stockholder may be entitled to a refund or credit against the non-U.S. stockholder's U.S.
tax liability with respect to the amount withheld, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

         Non-U.S. stockholders should consult their own tax advisors regarding the U.S. tax consequences of the liquidation, the FIRPTA rules, and withholding tax considerations.

Backup Withholding

         Unless you comply with applicable reporting and/or certification procedures or are an exempt recipient under applicable provisions of the
Internal Revenue Code and Treasury regulations promulgated under the Internal
Revenue Code, you may be subject to backup withholding tax with respect to any cash payments received pursuant to the liquidation. You should consult your own tax advisors to ensure compliance with these procedures.

                                       50

         Backup withholding generally will not apply to payments made to exempt recipients such as a corporation or financial institution or to a U.S.
stockholder who furnishes a correct taxpayer identification number or a non-U.S.
stockholder who provides a certificate of foreign status and provides other required information. If backup withholding applies, the amount withheld is not an additional tax but is credited against that stockholder's U.S. Federal income tax liability.

Foreign, State and Local Income Tax

         You may also be subject to foreign, state or local taxes with respect to the liquidating distributions received from us pursuant to the plan. You should consult your tax advisors regarding such taxes.

     PROPOSAL 2 -- REVERSE/FORWARD STOCK SPLIT - AMENDMENT TO THE COMPANY'S
                              ARTICLES OF AMENDMENT

WHAT YOU ARE BEING ASKED TO APPROVE

         Stockholders are being asked to adopt two Articles of Amendment to the
Company's Charter. One of the amendments, set forth in the Articles of
Amendment, attached as Exhibit B-1, will effectuate a 1-for-100 Reverse Stock
Split, which will be followed immediately by the filing of a second amendment, set forth in another Articles of Amendment, attached as Exhibit B-2, which will effectuate a 100-for-1 Forward Stock Split. The purpose of the Stock Split is to reduce the number of stockholders of record to below 300, thereby allowing the
Company to terminate its registration, periodic reporting and other obligations under the Exchange Act, delist its Regular Common Shares from the AMEX, and continue future operations as a private company without having to comply with the rules and regulations of the SEC and AMEX. The deregistration and delisting of the Company's Regular Common Shares, and the termination of the Company's
Exchange Act reporting obligations would relieve the Company of the costs, administrative burdens and competitive disadvantages associated with operating as a public company. In addition, if the proposed Plan of Liquidation (Proposal
1) is also approved, any cost savings from not being a public company will likely inure to the benefit of the stockholders in the form of a larger liquidation distribution.

THE BOARD'S RECOMMENDATION

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENTS
TO THE COMPANY'S CHARTER TO EFFECTUATE A 1-FOR-100 REVERSE STOCK SPLIT FOLLOWED
BY A 100-FOR-1 FORWARD STOCK SPLIT.

WHAT THE STOCK SPLIT CONTEMPLATES

         If the two amendments are approved, each of the Company's 100 Regular
Common Shares held by a stockholder will be converted into one share.
Stockholders who own less than 100 shares before the Stock Split will have their shares converted into cash based on a value of $20.50 per pre-split Regular
Common Share. Immediately after the Reverse Stock Split, each Regular Common
Share held by a stockholder will be converted into 100 Regular Common Shares. As of June 3, 2005, the Company had approximately 576 stockholders of record holding approximately an aggregate of 6,297,736 outstanding Regular Common
Shares. In the event this proposal is approved by the stockholders, following the Stock Split, the Company anticipates that it will have approximately 112 stockholders of record. Notwithstanding the Board's approval of the Stock Split, the Board reserves the right not to effectuate the Stock Split in the event that the Company must pay more than $1 million to the Cashed-Out Stockholders. The
Board adopted resolutions on May 19, 2005 (i) approving the amendments as proposed to the Company's Charter in order to effectuate the Stock Split, (ii)
determining that the Stock Split is advisable, in the best interests of, and substantively and procedurally fair to, the Company's stockholders, including its unaffiliated stockholders, regardless of whether they are cashed out or remain as stockholders of the Company and (iii) calling for submission of the amendments for approval by the Company's stockholders at the Annual Meeting. If the stockholders approve the two proposed amendments, they will become effective upon the acceptance for record of the respective Articles of Amendment by the
SDAT. The Board may elect to abandon the Stock Split at any time prior to the filing of the Articles of Amendment.

                                       51

BACKGROUND

         For the background, events and circumstances, including Board meetings, strategic alternatives considered by the Board and consultations with advisors, which led to the Board's conclusion to recommend that the Company deregister and delist its Regular Common Shares, see "Proposal 1: Plan of
Liquidation--Background."

BASIC TERMS OF THE STOCK SPLIT

         The Stock Split includes both a Reverse Stock Split and a Forward Stock
Split of our Regular Common Shares. The Stock Split is expected to occur following the close of trading on the Split Effective Date and the Forward Stock
Split is expected to occur one minute later. Even if the Stock Split has been approved by the requisite number of stockholders, the Board reserves the right, in its discretion, to abandon the Stock Split prior to the proposed Split
Effective Date if it determines that abandoning the Stock Split is in the best interests of the Company.

         Upon consummation of the Stock Split, each registered stockholder on the Split Effective Date will receive one Common Share for each 100 Regular
Common Shares held in his or her account immediately prior to the Split
Effective Date. If a registered stockholder holds more than 100 Regular Common
Shares in his or her account, any fractional share in such account will not be cashed out after the Stock Split, and the total number of shares held by such holder will not change as a result of the Stock Split. Such holders will not need to exchange or return any existing stock certificates, which will continue to evidence ownership of the same number of shares as set forth currently on the face of the certificates. Any registered stockholder who holds fewer than 100
Regular Common Shares in his or her account immediately prior to the effective time of the Stock Split will receive a cash payment of $20.50 per pre-split
Regular Common Share instead of fractional shares. We intend for the Stock Split to treat stockholders holding Regular Common Shares in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Stock Split for their beneficial holders. Accordingly, the Company also refers to those street name holders who receive a cash payment instead of fractional shares of Regular Common Shares as Cashed-Out Stockholders. However,
nominees may have different procedures, and stockholders holding shares in street name should contact their nominees.

         If a stockholder who holds less than 100 Regular Common Shares before the Stock Split (and therefore will receive cash in lieu of his Regular Common
Shares as a result of the Stock Split) would prefer to continue to hold Regular
Common Shares after the Stock Split, such a stockholder may complete either of the following actions before the close of business on the Split Effective Date to retain an interest in the Company:

          o         purchase a sufficient number of shares of the Company's
                    Regular Common Shares on the open market and have them
                    registered in the name of and consolidated with such
                    stockholder's current record account if such stockholder is a record holder, or have them entered in such stockholder's account with a nominee, such as a broker or bank, in which such stockholder currently hold Common Shares, so that such stockholder holds at least 100 Regular Common Shares in such stockholder's record account immediately prior to the Split
                    Effective Date; or

          o         if applicable, consolidate such stockholder's record
                    accounts or accounts with nominees so that such stockholder holds at least 100 Regular Common Shares in a single record account immediately prior to the Split Effective Date.

         The Company intends for the Stock Split to treat stockholders holding
Regular Common Shares in street name through a nominee, such as a bank or broker, in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Stock Split for their beneficial holders. Accordingly, the Company also refers to those street name holders who receive a cash payment instead of fractional shares as Cashed-Out
Stockholders However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

                                       52

         The Stock Split is structured to, and if completed will likely, reduce the number of record holders of the Company's Regular Common Shares to fewer than 300, which will permit the Company to terminate its registration and periodic reporting obligations under the Exchange Act and delist its shares from the AMEX. Upon approval by our stockholders, and as soon as practicable after the Split Effective Date, we intend to apply for the termination of the
Company's registration and periodic reporting obligations under the Exchange Act and submit an application to delist our Regular Common Shares from the AMEX.

SPLIT EFFECTIVE DATE

         The Split Effective Date will be the date that the SDAT accepts the two
Articles of Amendment effectuating the Stock Split for record. We intend to file our delisting application with the AMEX immediately thereafter. We do not, however, expect that deregistration from the Exchange Act, which would allow us to terminate our registration and periodic reporting obligations, will occur until approximately 30 to 60 days following the stockholders' approval of the
Stock Split.

EXCHANGE OF CERTIFICATES FOR CASH PAYMENT OR COMMON SHARES

         We will file both Articles of Amendment with the Maryland SDAT and effect the amendments set forth in Exhibits B-1 and B-2. EquiServe Trust
Company, N.A., our transfer agent, has been appointed as the "Exchange Agent" to carry out the exchange of certificates for cash.

         As soon as practicable after the Split Effective Date, record holders holding fewer than 100 Regular Common Shares will be notified and asked to surrender their certificates representing Regular Common Shares to the Exchange
Agent. Record holders owning fewer than 100 Regular Common Shares on the Split
Effective Date will receive in exchange a cash payment in the amount of $20.50 per pre-split Regular Common Share. No brokerage fees, bonding fees or service charges will be payable by the Company's stockholders in connection with the exchange of certificates and/or the payment of cash in lieu of issuing fractional Regular Common Shares because the Company will bear all such expenses. Those record holders beneficially owning at least 100 Regular Common
Shares will continue to hold the same number of Regular Common Shares, and will not be required to exchange their old certificates for new certificates.

         If the Stock Split is effected, any stockholder owning fewer than 100
Regular Common Shares will cease to have any rights with respect to our Common
Shares, except to be paid in cash, as described in this Proxy Statement. No interest will be paid or accrued on the cash payable to holders of fewer than
100 Regular Common Shares after the Stock Split is effected.

         Nominees (such as a bank or broker) may have required procedures, and a stockholder holding Regular Common Shares in street name should contact his or her nominee to determine how the Stock Split will affect them. Generally, we expect that nominees, when determining what accounts will be subject to being cashed out as a consequence of the Reverse Stock Split, will aggregate all accounts having the same tax identification or social security number and having the same registered name. In other words, if a stockholder has opened multiple accounts with a nominee, each of which holds our Common Shares, and if all such accounts are registered in the same name, then we expect that the nominee will aggregate all such holdings to determine whether such stockholder will become a
Cashed-Out Stockholder as a result of the Reverse Stock Split. The Exchange
Agent appointed by us to carry out the exchange has informed us that nominees are expected to provide beneficial ownership positions of stockholders holding shares in "street name" so that beneficial owners may be treated appropriately in effecting the Stock Split. However, if you are a beneficial owner of fewer than 100 Regular Common Shares, it may be prudent to instruct your nominee to transfer your shares into a record account in your name in a timely manner to ensure that you will be considered a holder of record prior to the Split
Effective Date. A stockholder holding fewer than 100 Regular Common Shares in street name who does not transfer shares into a record account should contact his, her, or its nominee to insure that the Regular Common Shares owned by such stockholder are cashed out in connection with the Stock Split.

         In the event that any certificate representing Common Shares is not presented for cash upon request by us, the cash payment will be administered in accordance with the relevant state abandoned property laws. Until the cash payments have been delivered to the appropriate public official pursuant to the abandoned property laws, such payments will be paid to the holder thereof or his or her designee, without interest, at such time as the Regular Common Shares have been properly presented for exchange.

                                       53

SOURCE OF FUNDS AND FINANCIAL EFFECT OF THE STOCK SPLIT

         Given that the actual number of shares of Regular Common Shares that the Company will purchase is unknown at this time, the total cash the Company will pay to stockholders is currently unknown, but is estimated to be not more than $1 million. As noted under the caption "Proposal 2--Reservation of Right to
Abandon the Stock Split," our Board reserves the right not to effectuate the
Stock Split if the Company must expend more than $1 million in total to pay the
Cashed-Out Stockholders. The Company expects to use its available cash and cash equivalents to make the payments to those stockholders holding less than 100 pre-split Regular Common Shares (i.e., those who will receive cash in lieu of the Regular Common Shares subsequent to the Stock Split) and to pay professional fees and other expenses related to the Stock Split. The use, as discussed below, of approximately $1.8 million in cash to complete the Stock Split, which includes professional fees and other expenses related to the transaction and cash payments to be made in lieu of issuing fractional shares, is not expected to have any material adverse effect on the Company's capitalization, liquidity, results of operations or cash flow. The Company's cash and cash equivalents and
U.S. Government securities balance aggregated $87.9 million at March 31, 2005.
Since then, we have used a portion of our available cash to redeem the $25 million of Convertible Trust Preferred Securities held by an affiliate of EQR and we have repaid in full the $10.4 million Palomino Park tax-exempt bonds that were outstanding as of March 31, 2005, and we have received a distribution of approximately $7 million from Wellsford/Whitehall.

FEES AND EXPENSES

          The following is a reasonably itemized statement of the fees and expenses that have been incurred or that are estimated to be incurred in connection with the Stock Split and the transactions related thereto:

Cash Consideration for fractional shares
  (assuming maximum payment)                             $1,000,000
Independent Registered Public
  Accountant's Fees                                         100,000
Legal Fees                                                  300,000
Financial Advisor Fees                                      250,000
Printing and other costs in connection
  with the mailing of this Proxy Statement                   50,000
Transfer and Exchange Agent Services                         25,000
SEC Filing Fees and Miscellaneous Expenses                   50,000
                                                         ----------
         Total                                           $1,775,000
                                                         ==========

ACCOUNTING CONSEQUENCES

         The Stock Split will not affect the par value of the Company's Regular
Common Shares, which at the completion of the Stock Split will remain $0.02 per share. The Stock Split will result in an increase in per share net income or loss and net book value of the Company's Regular Common Shares because fewer shares of the Company's Regular Common Shares will be outstanding. In other words, each Remaining Stockholder, after the Stock Split, will own a larger portion of the Company. The Company's financial statements, incorporated herein by reference, including the Annual Report on Form 10-K filed March 15, 2005 and the Form 10-Q filed on May 6, 2005, do not reflect the Stock Split.

CERTAIN LEGAL MATTERS

         The Company is not aware of any license or regulatory permit that appears to be material to the business of the Company that might be adversely affected by the Stock Split, nor any approval or other action by any governmental, administrative or regulatory agency or authority, domestic or foreign, that would be required to consummate the Stock Split, other than approvals, filings or notices required under federal and state securities laws and the filing of the two Articles of Amendment with the SDAT.

                                       54

CONDUCT OF THE COMPANY'S BUSINESS AFTER THE STOCK SPLIT

         Following the Stock Split, the Company will no longer be a listed public reporting company, but rather will operate as a private company. Our
Regular Common Shares will cease to be listed on the AMEX and the registration of our Regular Common Shares under the Exchange Act will be terminated. In addition, because our Regular Common Shares will no longer be publicly held, we will be relieved of the obligation to comply with the proxy rules of Regulation
14A under Section 14 of the Exchange Act, and our officers, directors and stockholders owning more than 10% of Regular Common Shares will be relieved of the stock ownership reporting requirements and "short swing" trading restrictions under Section 16 of the Exchange Act. Further, we will no longer be subject to the periodic reporting requirements of the Exchange Act and will cease filing financial and other information with the SEC. Nevertheless, we may decide in our sole discretion to provide certain financial and other information to our stockholders at some time in the future. We will also no longer need to comply with the rules and regulations of the SEC and the Sarbanes-Oxley Act of
2002 relating to corporate governance and other matters. In addition, we will also no longer be subject to the corporate governance requirements imposed by the Exchange Act and the rules of the AMEX. All of these corporate governance rules are often viewed as being protective of a company's stockholders.

         No longer being a listed public reporting company will enable us to realize time and cost savings from not having to comply with the requirements of the Exchange Act and the AMEX. In addition, if the proposed Plan of Liquidation
(Proposal 1) is adopted by our stockholders, the termination of our registration and reporting obligations under the Exchange Act would enable our management to focus on the liquidation of our remaining assets. Should our stockholders reject the Plan, we expect our business and operations to continue as they are currently being conducted with the same risks and uncertainties that now exist and, except as disclosed in this Proxy Statement, we would, however, re-evaluate our corporate strategy and alternatives. The adoption of the Stock Split is not anticipated to have any material effect upon the conduct of the Company's business.

RESERVATION OF RIGHT TO ABANDON THE STOCK SPLIT

         Our Board retains the right to abandon the Stock Split, even though approved, if it determines prior to the Effective Date of the Stock Split that the Stock Split is not then in the Company's best interest or the best interest of the Company's stockholders. Among the circumstances that might cause the
Board to abandon the Stock Split is a significant risk of the Stock Split failing to achieve the overall goal of reducing the number of record holders to fewer than 300 or if payments to the Cashed-Out Stockholders exceed $1 million.
The Board may decide to abandon the Stock Split if the Plan outlined in this
Proxy Statement is not accepted; however, neither proposal is wholly dependent upon acceptance of the other. If the Stock Split is not implemented, then the
Company will be unable to terminate the Company's registration and periodic reporting obligations under the Exchange Act or its listing on the AMEX until the Company has fewer than 300 holders of record of its Regular Common Shares.

         Because the purpose of the Stock Split was to reduce Company expenses and therefore make more funds available for distribution in connection with the
Plan, the Board agreed, at the time the Stock Split was adopted, limiting the amount that would be spent to redeem all fractional Regular Common Shares that are less than one whole share following the Reverse Stock Split. However, the
Board did not at that time set the specific limit on the aggregate amount to be paid to redeem all fractional Regular Common Shares. Following the public announcement of the Board's adoption the Plan and the Stock Split, it was brought to the Company's attention that certain persons were establishing additional accounts holding 99 Regular Common Shares to gain several dollars following the redemption of fractional Regular Common Shares resulting from the
Reverse Stock Split. Therefore, the Board adopted a resolution reserving its right to abandon the Stock Split if the aggregate amount to be paid to redeem all fractional shares exceeds $1 million. The Board determined that the amount of $1 million was a reasonable threshold because that amount, together with the estimated legal, accounting, financial consulting and other fees paid and payable in connection with the Stock Split totaling approximately $800,000, equaled $1.8 million -- which is slightly less than the $1.94 million of estimated annual savings that would be realized by deregistering the Company under the Exchange Act and delisting the Company from the AMEX over each year of the maximum three year period of liquidation contemplated under the Plan.
Another reason why the Board agreed to limit the amount of fractional Regular
Common Shares that the Company would redeem following the Stock Split was to ensure that the principal purpose of the Stock Split -- to conserve cash for future distribution to shareholders -- could be accomplished as planned.

                                       55

ESCHEAT LAWS

         The unclaimed property and escheat laws of various states provide that under circumstances defined in that state's statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares are eliminated and whose addresses are unknown to the Company, or who do not return their stock certificates and request payment therefore, generally will have a fixed period of years from the Effective Date of the Stock Split in which to claim the cash payment payable to them. For example, with respect to stockholders whose last known addresses are in New York, as shown by the records of the Company, the period is three years. Following the expiration of that three-year period, the Unclaimed Property Law of New York would likely cause the cash payments to escheat to the State of New York. For stockholders who reside in other states or whose last known addresses, as shown by the records of the
Company, are in states other than New York, such states may have abandoned property laws which call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it; or
(ii) escheat of such property to the state. Under the laws of such other jurisdictions, the "holding period" or the time period which must elapse before the property is deemed to be abandoned may be shorter or longer than three years. If the Company does not have an address for the holder of record of the shares, then the Company would turn over unclaimed cash out payments to the
Company's state of incorporation, the state of Maryland, in accordance with its escheat laws.

APPRAISAL RIGHTS OF STOCKHOLDERS

         No appraisal rights are available under the laws of the State of
Maryland to stockholders who dissent from the Stock Split.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF STOCK SPLIT

         Set forth below are the material Federal income tax consequences to the
Company and the Company's U.S. stockholders resulting from the Stock Split. This discussion is based on existing U.S. Federal income tax law, which may change, possibly with retroactive effect. This discussion also assumes that the U.S.
stockholders have held and will continue to hold their shares as capital assets under the Internal Revenue Code of 1986, as amended. This discussion does not discuss all aspects of Federal income taxation, including aspects that may be important to U.S. stockholders in light of their individual circumstances. Many
U.S. stockholders, such as banks, financial institutions, insurance companies, broker-dealers, tax-exempt organizations, subchapter S corporations, REITs, and securities traders that elect market-to-market tax accounting treatment, may be subject to special tax rules. Other U.S. stockholders may also be subject to special tax rules, including but not limited to: U.S. stockholders who received the Company's Common Shares as compensation for services or pursuant to the exercise of an employee stock option, or U.S. stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations.

         For purposes of this discussion, a U.S. stockholder means any of the following: (1) a citizen or resident of the United States; (2) a corporation or other entity taxable as a corporation created or organized under U.S. law
(Federal or state); (3) an estate the income of which is subject to U.S. Federal income taxation regardless of its sources; (4) a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more
U.S. stockholders have authority to control all substantial decisions of the trust, or if the trust has a valid election in effect under applicable U.S.
Treasury regulations to be treated as a U.S. stockholder; and (5) any other person whose worldwide income and gain is otherwise subject to U.S. Federal income taxation on a net basis.

         The Company urges U.S. stockholders to consult their own tax advisor as to the particular Federal, state, local, foreign, and other tax consequences, in light of their specific circumstances. If a partnership holds Regular Common
Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. This summary does not address the tax treatment for U.S. Federal income tax purposes of partnerships or pass-through entities that hold Regular Common Shares or persons who hold their interests through such a partnership or pass-through entity. Such persons are urged to consult their tax advisors.

                                       56

Federal Income Tax Consequences to the Company

         The Company believes that the Stock Split should be treated as a tax-free "recapitalization" for federal income tax purposes. This should result in no material federal income tax consequences to the Company.

Federal Income Tax Consequences to Stockholders Receiving No Cash from the Stock
Split

         If a U.S. stockholder (1) continues to hold the Company's Regular
Common Shares immediately after the Stock Split, and (2) receives no cash as a result of the Stock Split, such U.S. stockholder should not recognize any gain or loss in the Stock Split. The aggregate adjusted tax basis in such Regular
Common Shares held immediately after the Stock Split should be equal to the aggregate adjusted tax basis in the Regular Common Shares held immediately prior to the Stock Split and the U.S. stockholder should have the same holding period in the Regular Common Shares as it had in such stock immediately prior to the
Stock Split.

Federal Income Tax Consequences to Stockholders Receiving Cash

          A U.S. stockholder who receives cash in the Stock Split (i.e., a U.S.
stockholder that owns fewer than 100 pre-split Regular Common Shares) will be treated as having such shares redeemed in a taxable transaction governed by
Section 302 of the Internal Revenue Code and, depending on a U.S. stockholder's situation, the transaction will be taxed as either:

          o         A sale or exchange of the redeemed shares, in which case the
                    U.S. stockholder will recognize a gain or loss equal to the difference between the cash payment and the U.S.
                    stockholder's tax basis for the redeemed shares; or

          o         A cash distribution which is treated: (a) first, as a
                    taxable dividend to the extent of the Company's allocable
                    earnings and profits, if any; (b) second, as a tax-free
                    return of capital to the extent of the U.S. stockholder's
                    tax basis in the redeemed shares; and (c) finally, as gain from the sale or exchange of the redeemed shares.

         Amounts treated as a gain or loss from the sale or exchange of redeemed shares will be a capital gain or loss. Amounts treated as a taxable dividend are ordinary income to the recipient; however, if such dividend constitutes a
"qualified dividend" with respect to an individual stockholder, such stockholder will generally be subject to Federal income tax at a rate of 15 percent. A corporate taxpayer (other than an S corporation) may be allowed a dividends received deduction subject to applicable limitations and other special rules.

         Under Section 302 of the Internal Revenue Code, a redemption of shares from a U.S. stockholder as part of the Stock Split will be treated as a sale or exchange of the redeemed shares if:

          o         the Stock Split results in a "complete termination" of such
                    U.S. stockholder's interest in the Company;

          o         the receipt of cash is "substantially disproportionate" with respect to the U.S. stockholder; or

          o         the receipt of cash is "not essentially equivalent to a
                    dividend" with respect to the U.S. stockholder.

                                       57

          These three tests (the "Section 302 Tests") are applied by taking into account not only shares that a U.S. stockholder actually owns, but also shares that the U.S. stockholder constructively owns pursuant to Section 318 of the
Internal Revenue Code. Under the constructive ownership rules of Section 318 of the Internal Revenue Code, a U.S. stockholder is deemed to constructively own shares owned by certain related individuals and entities in which the U.S.
stockholder has an interest in addition to shares directly owned by the U.S.
stockholder. For example, an individual U.S. stockholder is considered to own shares owned by or for his or her spouse and his or her children, grandchildren and parents ("family attribution"). In addition, a U.S. stockholder is considered to own a proportionate number of shares owned by estates or certain trusts in which the U.S. stockholder has a beneficial interest, by partnerships in which the U.S. stockholder is a partner, and by corporations in which 50% or more in value of the stock is owned directly or indirectly by or for such U.S.
stockholder. Similarly, shares directly or indirectly owned by beneficiaries of estates of certain trusts, by partners of partnerships and, under certain circumstances, by U.S. stockholders of corporations may be considered owned by these entities ("entity attribution"). A U.S. stockholder is also deemed to own shares which the U.S. stockholder has the right to acquire by exercise of an option or by conversion or exchange of a security. Constructively owned shares may be reattributed to another taxpayer. For example, shares attributed to one taxpayer as a result of entity attribution may be attributed from that taxpayer to another taxpayer through family attribution.

         A U.S. stockholder who receives cash in the reverse stock split (i.e., owns fewer than 100 pre-split Regular Common Shares) and does not constructively own any post-split Regular Common Shares will have his or her interest in the
Company completely terminated by the Stock Split and will therefore receive sale or exchange treatment on his or her pre-split Regular Common Shares. That is, such a U.S. stockholder will recognize a gain or loss equal to the difference between the cash payment and the U.S. stockholder's tax basis for his or her pre-split Regular Common Shares.

         A U.S. stockholder who receives cash in the Stock Split and would only constructively own post-split Regular Common Shares as a result of family attribution may be able to avoid constructive ownership of post-split Regular
Common Shares by waiving family attribution and, thus, be treated as having had his or her interest in the Company completely terminated by the Stock Split.
Among other things, waiving family attribution requires (a) that the U.S.
stockholder have no interest in the Company (including as an officer, director, employee or U.S. stockholder) other than an interest as a creditor and does not acquire such an interest during the ten-year period immediately following the
Stock Split other than stock acquired by bequest or inheritance and (b)
including an election to waive family attribution in the U.S. stockholder's tax return for the year in which the Stock Split occurs.

         A U.S. stockholder who receives cash in the Stock Split and immediately after the Stock Split constructively owns post-split Regular Common Shares must compare (a) his or her percentage ownership immediately before the Stock Split
(i.e., the number of voting shares actually or constructively owned by him or her immediately before the Stock Split divided by the total number of voting shares outstanding immediately before the Stock Split) with (b) his or her percentage ownership immediately after the Stock Split (i.e., the number of voting shares constructively owned by him or her immediately after the Stock
Split divided by the total number of voting shares outstanding immediately after the Stock Split).

         If the U.S. stockholder's post-Stock Split ownership percentage is less than 80% of the U.S. stockholder's pre-Stock Split ownership percentage and immediately after the Stock Split, the U.S. stockholder actually and constructively owns less than 50% of the total combined voting power of the
Company's Regular Common Shares, the receipt of cash is "substantially disproportionate" with respect to the U.S. stockholder, and the U.S. stockholder will, therefore, receive sale or exchange treatment on the portion of his or her pre-split Regular Common Shares exchanged for cash in lieu of fractional shares.

         If the receipt of cash by a U.S. stockholder fails to constitute an
"exchange" under the "substantially disproportionate" test or the "complete termination" test, the receipt of cash may constitute an "exchange" under the
"not essentially equivalent to a dividend" test. The receipt of cash by a U.S.
stockholder will be "not essentially equivalent to a dividend" if the transaction results in a "meaningful reduction" of the U.S. stockholder's proportionate interest in the Company. If (a) the U.S. stockholder exercises no control over the affairs of the Company (i.e., is not an officer, director or high ranking employee), (b) the U.S. stockholder's relative stock interest in the Company is minimal, and (c) the U.S. stockholder's post-Stock Split constructive ownership percentage is less than the U.S. stockholder's pre-Stock
Split actual and constructive ownership percentage, the receipt of cash will generally not be essentially equivalent to a dividend with respect to the U.S.
stockholder and the U.S. stockholder will, therefore, receive sale or exchange treatment on the portion of his or her pre-split Regular Common Shares exchanged for cash in lieu of fractional shares.

         In all other cases, cash in lieu of fractional shares received by a
U.S. stockholder who immediately after the Stock Split constructively owns post-split Regular Common Shares will be treated: (a) first, as a taxable dividend to the extent of the Company's allocable earnings and profits, if any;
(b) second, as a tax-free return of capital to the extent of the U.S.
stockholder's tax basis in the redeemed shares; and (c) finally, as gain from the sale or exchange of the redeemed shares.

                                       58

Backup Withholding

         Unless you comply with applicable reporting and/or certification procedures or are an exempt recipient under applicable provisions of the
Internal Revenue Code and Treasury regulations promulgated under the Internal
Revenue Code, you may be subject to backup withholding tax with respect to any cash payments received pursuant to the Stock Split. You should consult your own tax advisors to ensure compliance with these procedures.

         Backup withholding generally will not apply to payments made to exempt recipients such as a corporation or financial institution or to a U.S.
stockholder who furnishes a correct taxpayer identification number or a non-U.S.
stockholder who provides a certificate of foreign status and provides other required information. If backup withholding applies, the amount withheld is not an additional tax but is credited against that stockholder's U.S. Federal income tax liability.

Special Rules for Non-U.S. stockholders

         The following discussion assumes that, under the principles set forth above in "Proposal 2--Material Federal Income Tax Consequences of Stock Split:
Federal Income Tax Consequences to Stockholders Receiving Cash," a payment pursuant to the Stock Split to a non-U.S. stockholder is treated as a gain or loss from the sale or exchange of the redeemed shares under the Section 302
Tests. However, if such non-U.S. stockholder instead is treated as having received a dividend under the Section 302 Tests, then such non-U.S. holder will generally be subject to U.S. Federal withholding tax (but not the regular
Federal income tax) at a rate of 30%, or a lower treaty rate, if applicable.

         Generally, a non-U.S. stockholder's gain or loss from the cash received in the Stock Split will be determined in the same manner as that of a U.S.
stockholder. If a non-U.S. stockholder's capital stock constitutes a "U.S. real property interest" within the meaning of FIRPTA or if the gain from the Stock
Split is otherwise effectively connected with a U.S. trade or business of the
non-U.S. stockholder, that non-U.S. stockholder will generally be subject to
U.S. Federal income tax with respect to any gain recognized in the Stock Split.
In the case of an individual non-U.S. stockholder whose gain from the Stock
Split is not effectively connected with a U.S. trade or business, that tax will generally be at capital gains rates. In addition, in the case of non-U.S.
corporations, the non-U.S. stockholder may be subject to applicable alternative minimum tax and the possible application of the 30% branch profits tax. An applicable income tax treaty may modify these consequences for a non-U.S.
stockholder eligible for treaty benefits and non-U.S. stockholders should consult with their tax advisors regarding the possible application of such a treaty.

         Our capital stock owned by a non-U.S. stockholder will generally not constitute a U.S. real property interest if, at the time such non-U.S.
stockholder receives cash in the Stock Split, our stock is regularly traded on an established securities market and such non-U.S. stockholder has not held more than 5% of the total fair market value of our capital stock at any time during the five-year period ending on the date of receipt of such cash. It is not known whether, at the time of the Stock Split, the Company's stock will be regularly traded on an established securities market. This discussion assumes that the
Company's capital stock will constitute a U.S. real property interest at the time of the Stock Split.

         Any cash paid to non-U.S. stockholders pursuant to the Stock Split will be subject to income tax withholding at the rate of 10% if our capital stock in the hands of a non-U.S. stockholder constitutes a U.S. real property interest.
Because of the difficulties of determining whether a particular non-U.S.
stockholder's capital stock constitutes a U.S. real property interest, non-U.S.
stockholders should anticipate that 10% of the cash paid out in the Stock Split will be withheld and paid over to the Internal Revenue Service. A non-U.S.
stockholder may be entitled to a refund or credit against the non-U.S.
stockholder's U.S. tax liability with respect to the amount withheld, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

                                       59

         Non-U.S. stockholders should consult their own tax advisors regarding the U.S. tax consequences of the Stock Split, the FIRPTA rules, and withholding tax considerations.

Foreign, State and Local Income Tax

         You may also be subject to foreign, state or local taxes with respect to the Stock Split. You should consult your tax advisors regarding such taxes.

                              FINANCIAL STATEMENTS

Summary Financial Information

         The following tables set forth summary consolidated statement of operations data for the Company for the three months ended March 31, 2005 and
2004 and for the years ended December 31, 2004, 2003 and 2002 and summary consolidated balance sheet data at March 31, 2005 and December 31, 2004 and
2003. This information should be read in conjunction with our consolidated financial statements including the notes thereto, and all other disclosures included in our Quarterly Report on Form 10-Q filed on May 6, 2005 and in our
Annual Report on Form 10-K filed on March 15, 2005, including all amendments thereto, which reports are incorporated by reference into this Proxy Statement.

                                       60

(amounts in thousands, except per share data)

    SUMMARY CONSOLIDATED STATEMENT OF          FOR THE THREE MONTHS ENDED                     FOR THE YEARS ENDED
             OPERATIONS DATA                            MARCH 31,                                DECEMBER 31,
-------------------------------------------  --------------------------------  -----------------------------------------------
                                                  2005             2004             2004             2003            2002
                                             --------------   -------------    -------------    -------------    -------------
Revenues................................     $       4,302    $       6,167    $      27,649    $      35,602   $      30,512
Costs and expenses .....................            (6,573)          (8,580)         (37,580)         (37,903)        (33,750)
(Loss) from joint ventures..............              (491)          (5,092)         (23,715)         (34,429)           (209)
Minority interest benefit...............                31               39               88               85              43
                                             --------------   -------------    -------------    -------------    -------------

(Loss) before income taxes, Convertible
   Trust Preferred Securities and
   discontinued operations..............            (2,731)          (7,466)          (33,558)        (36,645)         (3,404)
Income tax (expense) benefit............               (60)             (40)             130           (7,135)          1,322
Convertible Trust Preferred Securities
   distributions, net of tax benefit of
   $720 in 2002.........................                --               --               --           (2,099)         (1,380)
                                             --------------   -------------    -------------    -------------    -------------

(Loss) from continuing operations.......            (2,791)          (7,506)         (33,428)         (45,879)         (3,462)
(Loss) income from discontinued
   operations, net of taxes.............                --              (13)             725               20              90
                                             --------------   -------------    -------------    -------------    -------------
Net (loss)..............................     $      (2,791)   $      (7,519)   $     (32,703)   $     (45,859)  $      (3,372)
                                             ==============   =============    =============    =============   ==============

Per share amounts, basic and diluted:
   (Loss) from continuing operations....     $       (0.43)   $       (1.16)   $       (5.17)   $       (7.11)  $       (0.53)
   Income from discontinued operations .                --               --             0.11               --            0.01
                                             --------------   -------------    -------------    -------------    -------------

   Net (loss)...........................     $       (0.43)   $       (1.16)   $       (5.06)   $       (7.11)  $       (0.52)
                                             ==============   =============    =============    =============   ==============

Weighted average number of common shares
   outstanding, basic and diluted.......             6,468            6,458            6,460            6,454           6,437
                                             ==============   =============    =============    =============   ==============

       SUMMARY CONSOLIDATED BALANCE
                SHEET DATA                                              DECEMBER 31,
---------------------------------------           MARCH 31,    -----------------------------
                                                   2005            2004              2003
                                               ------------    ------------     ------------
Real estate assets, at cost............        $    154,842    $    151,275     $    147,357
Accumulated depreciation...............             (22,096)        (21,031)         (16,775)
Notes receivable.......................               1,190           1,190            3,096
Assets held for sale ..................                  --              --            2,335
Investment in joint ventures...........              13,251          13,985           53,760
Cash and cash equivalents..............              67,857          65,864           55,378
Investments in U.S. Government
   securities..........................              20,050          27,551           27,516
Total assets...........................             251,470         254,637          285,827
Mortgage notes payable.................             109,152         108,853          109,505
Debentures ............................              25,775          25,775               --
Convertible Trust Preferred Securities                   --              --           25,000
Total shareholders' equity.............              96,008          98,783          131,274

Other balance sheet information:
   Common shares outstanding...........               6,468           6,467            6,456
                                               ============    ============     ============
   Equity per share...................         $      14.84    $      15.28     $      20.33
                                               ============    ============     ============

                       PROPOSAL 3 -- ELECTION OF DIRECTORS

         The directors are divided into three classes, consisting of (i) three members whose terms expire at the Annual Meeting, (ii) two members whose terms expire at the 2006 Annual Meeting of Stockholders and (iii) one member whose term expires at the 2007 Annual Meeting of Stockholders. At the Annual Meeting,
three directors will be elected to hold office until the 2008 Annual Meeting of
Stockholders and until their successors are duly elected and qualify. Douglas
Crocker II, Mark S. Germain and Jeffrey H. Lynford, who are presently directors of the Company, are nominees for election as directors for such term. The terms of Meyer "Sandy" Frucher and Bonnie R. Cohen expire in 2006. The term of Edward
Lowenthal expires in 2007.

                                       61

         The Nominating Committee of the Board has nominated each of the following nominees based on various criteria, including, among others, a desire to maintain a balanced experience and knowledge base within the Board, the nominees' personal integrity and willingness to devote necessary time and attention to properly discharge the duties of director, and the ability of the nominees to make positive contributions to the leadership and governance of the
Company.

         For information regarding the beneficial ownership of Common Shares and
Class A-1 Common Shares by the current directors of the Company, see "Security
Ownership of Certain Beneficial Owners and Management."

         EXCEPT WHERE OTHERWISE INSTRUCTED, PROXIES SOLICITED BY THIS PROXY
STATEMENT WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD'S NOMINEES LISTED
BELOW. Each such nominee has consented to be named in this Proxy Statement and to continue to serve as a director if elected.

NOMINEES FOR ELECTION AS DIRECTORS

         The following individuals have been nominated by the Board for election as directors at the Annual Meeting based upon the review and recommendation of the Nominating Committee:

         Douglas Crocker II, age 65, has been a director of the Company since
May 1997. Mr. Crocker was Chief Executive Officer, President and a Trustee of
EQR, from March 1993 until December 31, 2002, and also served as Vice Chairman of EQR from January 1, 2003 through May 2003. EQR is a real estate investment trust ("REIT") that owns and operates residential properties and is the general partner of ERP Operating Limited Partnership. Mr. Crocker remains very active in the multifamily housing industry, serving on boards or committees of various multifamily housing associations. Mr. Crocker is a past Trustee of the
Multifamily Council of the Urban Land Institute and former member of the Board of Governors of NAREIT. Mr. Crocker is past chairman of the National Multi
Housing Council and on the Advisory Board of the DePaul University Real Estate
School. Mr. Crocker also serves as a director of the following companies in the real estate industry: Reckson Associates, an office building REIT specializing in the New York metropolitan area; Ventas, Inc., a leading healthcare related
REIT; Prime Group Realty Trust, an owner and operator of office and industrial properties; Post Properties, a multifamily REIT; and Acadia Realty Trust, a REIT which owns and operates shopping centers.

         Mark S. Germain, age 54, has been a director of the Company since May
1997. Mr. Germain served as a trustee of the Wellsford Residential Property
Trust (the "Trust") from November 1992 until the consummation of its merger with
EQR in May 1997 (the "Merger"). For more than the past five years, he has been employed by Olmsted Group L.L.C., which is a consultant to biotechnology and other high technology companies. Mr. Germain also serves as a board member of several privately-held biotechnology companies. He is a graduate of NYU School of Law, cum laude, and Order of the Coif, and was a partner in a New York law firm prior to his current activities.

         Jeffrey H. Lynford, age 57, has been the Chairman of the Board and a director of the Company since its formation in January 1997. Mr. Lynford has also been the President and Chief Executive Officer of the Company since April
1, 2002. Mr. Lynford previously served as Chief Financial Officer ("CFO") of the
Company from June 2000 until December 2000 and as Secretary of the Company from
January 1997 to March 2002. Mr. Lynford served as the Chairman of the Board and
Secretary of the Trust from its formation in July 1992 until consummation of the
Merger. Mr. Lynford served as the CFO of the Trust from July 1992 until December
1994. Mr. Lynford currently serves as a trustee of Polytechnic University,
Caramoor Center for Music and the Arts and is a trustee emeritus of the National
Trust for Historic Preservation.

                                       62

THE BOARD'S RECOMMENDATION

          THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH NOMINEE
FOR DIRECTOR.

OTHER DIRECTORS

         Information concerning the other directors whose terms of office continue after the Annual Meeting is set forth below:

         Bonnie R. Cohen, age 62, has been a director of the Company since June
2003. Ms. Cohen has been a principal of B R Cohen and Associates, a consulting firm, since January 2002. From 1998 to 2002, Ms. Cohen served as Under Secretary for Management of the U.S. Department of State where she was responsible for the day-to-day operations of the State Department including all embassies, personnel, finance, budget, information systems and consultant affairs. Prior to assuming the position at the State Department, Ms. Cohen was Assistant Secretary
for Policy, Management and Budget at the U.S. Department of the Interior. Ms.
Cohen is also a director of Cohen and Steers Investment Company, a manager of nine real estate mutual funds, the Washington Film Festival, Moriah Fund and
Friends of Art and Preservation in Embassies. Ms. Cohen received a Masters in
Business Administration from Harvard Business School.

         Meyer "Sandy" Frucher, age 58, has been a director of the Company since
June 2000. Mr. Frucher has served as Chairman and Chief Executive Officer of the
Philadelphia Stock Exchange since June 1998 after serving on its Board of
Governors since September 1997. From 1988 to 1997, Mr. Frucher was Executive
Vice President-Development of Olympia & York Companies (U.S.A.) and coordinated and oversaw all of Olympia & York's development projects in the United States.
From 1988 to 1999, Mr. Frucher was Trustee and then Chairman of the New York
City School Construction Authority. From 1984 to 1988, he was President and
Chief Executive Officer of Battery Park City Authority.

         Edward Lowenthal, age 60, has been a director of the Company since its formation in January 1997. Mr. Lowenthal served as the President and Chief
Executive Officer from the Company's formation until his retirement on March 31,
2002. Mr. Lowenthal served as the President and Chief Executive Officer and as a trustee of the Trust from its formation in July 1992 until consummation of the
Merger. Mr. Lowenthal is President of Ackerman Management LLC, a real estate advisory and investment firm. Mr. Lowenthal currently serves as a director of
Reis, Inc. ("Reis"), Omega Healthcare, Inc., a healthcare REIT, American Campus
Communities, a student housing REIT, Homex, a Mexican home builder and Ark
Restaurants, Inc., an owner/operator of restaurants. He is also a trustee of the
Manhattan School of Music.

BOARD OF DIRECTORS' MEETINGS

         The Board held five meetings during 2004. Every director attended at least 75% of the Board meetings held in 2004. The Company has adopted a policy that expects that each director of the Company attend annual meetings commencing with the 2005 Annual Meeting. Last year, before the effective date of the
Board's policy regarding attendance at annual meetings, only two directors attended the Company's 2004 Annual Meeting. Management also confers frequently with the members of the Board on an informal basis to discuss Company affairs.

         A majority of the members of the Board qualify as independent directors under the listing standards of the AMEX, the Exchange Act, and the requirements of any other applicable regulatory authority, including the SEC. The Board annually reviews the relationship of each director with the Company, and only those directors who the Board affirmatively determines have no material relationship with the Company are deemed to be independent directors.
Accordingly, the Board determined that all members of the Board are independent directors and have no material relationship with the Company other than as a director, except for Messrs. Lynford and Lowenthal.

                                       63

         Directors who are employees of the Company receive no additional compensation by virtue of being directors of the Company. Non-employee directors receive compensation for their service as directors and reimbursement of their expenses incurred as a result of their service as directors. See "Compensation of Directors" for a detailed description of director compensation.

         Directors have complete access to management and the Company's outside advisors, and senior officers and other members of management frequently attend
Board meetings at the discretion of the Board. It is the policy of the Board of
Directors that independent directors also meet privately without the presence of any members of management at each regularly scheduled meeting of the Board and at such other times as the Board shall determine. In addition, the Board may retain and have access to independent advisors of its choice with respect to any issue relating to its activities, and the Company pays the expenses of such advisors.

         Stockholders and other interested parties who wish to communicate directly with any of the Company's directors, or the non-management directors as a group, may do so by writing to the Board of Directors, Wellsford Real
Properties, Inc., 535 Madison Avenue, 26th Floor, New York, NY 10022. All
communications will be received, sorted and summarized by the Chief Financial
Officer of the Company, as agent for the non-management directors.
Communications relating to the Company's accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit
Committee. Other communications will be referred to the Chairman of the Board or to such non-management director as may be appropriate. Communications may be submitted anonymously or confidentially.

BOARD COMMITTEES

         The Board has established an Executive Committee, a Compensation
Committee, an Audit Committee, a Nominating Committee and a Governance
Committee.

         Executive Committee. During 2004, the Executive Committee consisted of
Messrs. Lynford, Lowenthal and Crocker. The Executive Committee has the
authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally to exercise all other powers of the Board except for those which may not be delegated to a committee under Maryland law and those which require action by all directors or the independent directors under the charter or bylaws of the Company or under applicable law. During 2004, the Executive Committee did not hold any formal meetings; however, the members met from time to time on an informal basis and acted by written consent on one occasion.

         Compensation Committee. The Compensation Committee acts pursuant to the
Compensation Committee Charter adopted by the Board on March 10, 2003, a copy of which is posted on the Company's website at
www.wellsford.com/CompanyInfo/BoardCommittees.html. Messrs. Crocker, Frucher and
Germain were Compensation Committee members for all of 2004 and continue to be members through the date of this Proxy Statement. Ms. Cohen was appointed to the
Compensation Committee on March 16, 2004 and continues to be a member through the date of this Proxy Statement. None of the members of the Compensation
Committee are employees of the Company. The Compensation Committee reviews the
Company's compensation and employee benefit plans, programs and policies, approves employment agreements and monitors the performance and compensation of the Executive Officers and other employees. During 2004, the Compensation
Committee held one meeting and met from time to time on an informal basis as well. During 2004, the Compensation Committee acted by written consent on one occasion.

         Audit Committee. The Audit Committee acts pursuant to the Audit
Committee Charter adopted by the Board on April 20, 2000, as amended on March
10, 2003, a copy of which is posted on the Company's website at
www.wellsford.com/CompanyInfo/BoardCommittees.html. Ms. Cohen and Messrs.
Frucher and Germain were Audit Committee members for all of 2004 and continue to be members through the date of this Proxy Statement. Mr. Crocker was appointed to the Audit Committee on March 16, 2004 and continues to be a member through the date of this Proxy Statement. The Audit Committee held six meetings during
2004.

         Each member of the Audit Committee is required to be financially literate or must become financially literate within a reasonable time after appointment to the Audit Committee, and at least one member of the Audit
Committee must have accounting or related financial management expertise. The
Board believes that each of the current members of the Audit Committee has such accounting or financial management expertise. The Board has also determined that
Mr. Crocker is an "audit committee financial expert," as such term is defined under the regulations of the SEC. All of the Audit Committee members are considered independent by the AMEX's standards and Section 10A(m)(3) Exchange
Act.

                                       64

         The Audit Committee is responsible for engaging, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. The policy provides for the general pre-approval of specific types of services, gives detailed guidance to management as to the specific services that are eligible for general pre-approval and provides specific cost limits for each such service on an annual basis. The policy requires specific pre-approval of all other permitted services. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence.
The policy prohibits the Audit Committee from delegating to management the Audit
Committee's responsibility to pre-approve permitted services of the independent registered public accounting firm.

         Requests for pre-approval for services that are eligible for general pre-approval must be detailed as to the services to be provided and the estimated total cost and must be submitted to the Company's CFO. The CFO then determines whether the services requested are of the type that are eligible for general pre-approval by the Audit Committee. The independent registered public accounting firm and management must report to the Audit Committee on a timely basis regarding the services provided by the independent registered public accounting firm in accordance with the procedures for general pre-approval.

         During 2004, the Audit Committee engaged the independent registered public accounting firm, reviewed with the independent registered public accounting firm the plans for and results of the audit engagement including the audit of the Company's internal controls over financial reporting as required by
Section 404 of the Sarbanes-Oxley Act of 2002, approved the professional
(including non-audit) services provided by the independent registered public accounting firm, reviewed the independence of the independent registered public accounting firm, considered the range of audit and non-audit fees, discussed the adequacy of the Company's internal accounting controls with management and the independent registered public accounting firm, periodically monitored throughout the year the Company's and the independent registered public accounting firm progress and status in meeting the Section 404 internal control reporting requirements, reviewed any related party transactions and reviewed and approved the issuance of the Company's quarterly financial statements and disclosures in the Form 10-Qs and year-end financial statements and disclosures in the Form
10-K prior to each document being filed with the SEC. The Audit Committee held six meetings during 2004.

         Nominating Committee. The Nominating Committee acts pursuant to the
Nominating Committee Charter adopted by the Board on January 31, 2003, a copy of which is posted on the Company's website at
www.wellsford.com/CompanyInfo/BoardCommittees.html. The Nominating Committee generally consists of non-employee directors whose terms as directors of the
Company will not expire at the next annual meeting of stockholders. Accordingly, the Nominating Committee for the 2005 Annual Meeting consists of Ms. Cohen and
Mr. Frucher, neither of whom is up for re-election as a director during 2005.
Both members of the Nominating Committee for the 2005 Annual Meeting are
considered independent by the AMEX's standards. The Nominating Committee held one meeting during 2004.

         The Nominating Committee reviews and makes recommendations to the Board as to the nominees for election as directors of the Company including recommendations concerning the qualifications and desirability of any stockholder nominees. The Nominating Committee will consider candidates for nomination as a director recommended by the Company's stockholders, directors, officers, third-party search firms and other sources. For details on how stockholders may submit nominations for director, see "Stockholder Proposals."

         In evaluating a candidate, the Nominating Committee considers the attributes of the candidate, including his or her independence, integrity, diversity, experience, sound judgment in areas relevant to the Company's businesses, and willingness to commit sufficient time to the Board, all in the context of an assessment of the perceived needs of the Board at that point in time. Maintaining a balanced experience and knowledge base within the total
Board includes considering whether the candidate: (i) has work experience with publicly traded and/or privately held for profit businesses in the real estate market or in other industries; (ii) has significant direct management experience; (iii) has knowledge and experience in financial services and capital markets; and (iv) has unique knowledge and experience and can provide significant contributions to the Board's effectiveness. Each director is expected to ensure that other existing and planned future commitments do not materially interfere with his or her service as a director. There are no specific, minimum qualifications that the Nominating Committee believes must be met by a candidate. All candidates are reviewed in the same manner, regardless of the source of the recommendation.

                                       65

         Governance. The Governance Committee acts pursuant to the Governance
Committee Charter adopted by the Board on March 10, 2003; a copy of which is posted on the Company's website at
www.wellsford.com/CompanyInfo/BoardCommittees.html. Ms. Cohen and Messrs.
Crocker, Frucher and Germain were Governance Committee members for all of 2004 and continue to be members through the date of this Proxy Statement.

         The Board as a whole believes it is important for the Company not only to comply with all current regulatory and legislative requirements, but also to adopt and abide by high standards in its governance structure and activities.
The Board ensures compliance with the Sarbanes-Oxley Act of 2002 as well as the corporate governance and other provisions of the AMEX.

CODE OF BUSINESS CONDUCT AND ETHICS

         The Company adopted the Wellsford Real Properties, Inc. Code of
Business Conduct and Ethics for Directors, Senior Financial Officers, Other
Officers and All Other Employees (the "Code of Business Conduct and Ethics") as
well as a Policy for Protection of Whistleblowers from Retaliation (the
"Whistleblower Policy") on January 31, 2003. The Code of Business Conduct and
Ethics is a set of written standards reasonably designed to deter wrongdoing and to promote: honest and ethical conduct; full, fair, accurate, timely and understandable disclosure; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of code violations; and
accountability for adherence to the code. The Company periodically reviews, updates and revises its Code of Business Conduct and Ethics when it considers such action to be appropriate. The Code of Business Conduct and Ethics and the
Whistleblower Policy are both posted on the Company's website at
www.wellsford.com/CompanyInfo/Company.html. The Company has also filed a copy of the Code of Business Conduct and Ethics with the SEC as an exhibit to its
December 31, 2002 Annual Report on Form 10-K as filed on March 26, 2003. The
Company will provide a copy of the Code of Ethics to any person without charge, by contacting Investor Relations at the Company's principal executive office at
535 Madison Avenue, 26th Floor, New York, NY 10022 or through email at
wrpny@wellsford.com.

COMPENSATION OF DIRECTORS

         During 2004, the Company paid or issued to each of its non-employee directors (i) an annual fee of $16,000, payable quarterly in Regular Common
Shares, (ii) a fee of $3,800 payable in cash for each Board meeting at which such director was present in person or by telephone and (iii) options to purchase 2,500 Regular Common Shares. Also during 2004, members of the Audit
Committee received a fee of $1,000 payable in cash for each Audit Committee meeting at which such Audit Committee member was present in person or by telephone and annual compensation of $10,000 payable in cash to each Audit
Committee member, except for Mr. Germain, who received annual compensation of
$15,000 payable in cash for his role as chairman of the Audit Committee.
Directors who are full time employees of the Company and Mr. Lowenthal were not paid any directors' fees during 2004. In addition, the Company reimbursed the directors for travel expenses incurred in connection with their activities on behalf of the Company. All fees paid to David J. Neithercut, who resigned from his position as director on April 8, 2005, were paid in cash to a subsidiary of
EQR, including the $16,000 annual fee.

         Effective January 1, 2005, the Board eliminated the annual stock payments and grant of options to its directors. In lieu of the stock payments and option grants, the Board agreed to pay annual fees of $20,000 to each director.

                                       66

EXECUTIVE OFFICERS

         Each Executive Officer of the Company holds office at the pleasure of the Board. The Executive Officers of the Company are as set forth below:

         Jeffrey H. Lynford, Chairman of the Board, President and Chief
Executive Officer. Biographical information regarding Mr. Lynford is set forth above under "Nominees for Election as Directors."

         James J. Burns, age 65, has been CFO of the Company since December 2000 and a Senior Vice President of the Company since October 1999. He was appointed
Secretary of the Company in April 2002. Mr. Burns served as Chief Accounting
Officer of the Company from October 1999 until December 2000. Mr. Burns was previously a Senior Audit Partner with Ernst & Young's E&Y Kenneth Leventhal
Real Estate Group where he was employed for 25 years, including 23 years as a partner. Mr. Burns is a director of One Liberty Properties, Inc., and of Cedar
Shopping Centers, Inc., both of which are REITs. Mr. Burns is a Certified Public
Accountant and a member of the American Institute of Certified Public
Accountants.

         William H. Darrow II, age 57, has been a Managing Director of the
Company since August 1997 and a Vice President since January 2003. From 1993 to
1997, Mr. Darrow was a founder and partner of Mansfield Partners, Inc., a real estate investment, management and consulting firm. From 1989 until 1993, Mr.
Darrow was Senior Vice President and Manager of the US Real Estate Group of
Banque Indosuez, a French merchant bank. From 1987 until 1989, he was President of CRI Institutional Real Estate. From 1984 to 1987, Mr. Darrow was a managing director in the corporate finance group of Prudential-Bache Securities. From
1983 to 1984, he was President of Dade Savings and Loan Association. Prior to
joining Dade Savings, Mr. Darrow was a Senior Vice President with Chemical Bank, which he joined in 1969.

         David M. Strong, age 47, has been the Senior Vice President -
Development of the Company, since October 2004. Mr. Strong previously served as a Vice President - Development of the Company, from the Company's formation in
January 1997 until October 2004. Mr. Strong served as a Vice President of the
Trust from July 1995 until consummation of the Merger in May 1997. From July
1994 until July 1995, he was Acquisitions and Development Associate of the
Trust. From 1991 to 1994, Mr. Strong was President and owner of LPI Management,
Inc., a commercial real estate company providing management and consulting services. From 1984 to 1991, he was a senior executive with the London Pacific
Investment Group, a real estate development, investment and management firm active in Southern California and Western Canada. From 1979 through 1984, Mr.
Strong worked for Arthur Young and Company (currently known as Ernst & Young), a public accounting firm where he attained the level of manager. Mr. Strong is a member of the Canadian Institute of Chartered Accountants.

         Mark P. Cantaluppi, age 34, has been Vice President, Chief Accounting
Officer and Director of Investor Relations of the Company since December 2000.
He joined the Company in November 1999 as a Vice President, Controller and
Director of Investor Relations. From January 1998 to November 1999, he was the
Assistant Controller of Vornado Realty Trust, a diversified REIT. From 1993 to
1998, Mr. Cantaluppi worked for Ernst & Young, a public accounting firm, where he attained the level of manager. Mr. Cantaluppi is a Certified Public
Accountant and a member of the American Institute of Certified Public
Accountants.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company as measured by salary and bonus for the year ended December 31, 2004:

                                       67

                                     ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                          --------------------------------------------   -----------------------------------
                                                                                  AWARDS             PAYOUTS
                                                                         -------------------------   -------
                                                                         RESTRICTED   SECURITIES
                                                          OTHER ANNUAL     STOCK      UNDERLYING      LTIP       ALL OTHER
   NAME AND PRINCIPAL             SALARY                  COMPENSATION    AWARD(S)   OPTIONS/SARS    PAYOUTS    COMPENSATION
        POSITION          YEAR      (A)      BONUS (B)         (C)          (D)           (E)         (D)(F)         (G)
-----------------------  -----   --------   ----------    ------------   ----------  -------------  ---------  --------------
Jeffrey H. Lynford
   Chairman of the Board,
   Chief Executive
   Officer and President  2004    $318,800      $325,000   $678,348 (H)  $       --          --     $      --     $ 2,500
                          2003    $318,800      $325,000   $ 35,348 (H)  $       --          --     $      --     $ 2,500
                          2002    $318,800      $325,000   $ 36,199 (H)  $       --      22,585     $      --     $21,968

James J. Burns
   Senior Vice President -
   Chief Financial Officer
   and Secretary......    2004    $214,324      $175,000   $     --      $       --          --     $      --     $ 2,500
                          2003    $222,790      $175,000   $     --      $       --          --     $      --     $ 2,500
                          2002    $216,300      $175,000   $     --      $       --          --     $      --     $ 2,500

William H. Darrow II
   Vice President--
   Managing Director (I)  2004    $218,545      $175,000   $     --      $       --          --     $  50,000     $ 2,500
                          2003    $212,180      $175,000   $     --      $       --          --     $  50,000     $ 2,500
                          2002    $206,000      $175,000   $     --      $       --          --     $  50,000     $ 2,500

David M. Strong
   Senior Vice
President-
   Development........    2004    $199,465      $150,000   $     --      $       --          --     $      --     $ 2,500
                          2003    $191,853      $150,000   $     --      $       --          --     $      --     $ 2,500
                          2002    $185,658      $150,000   $     --      $       --          --     $      --     $ 2,500

Mark P. Cantaluppi
   Vice President -
   Chief Accounting
   Officer............    2004    $177,000      $160,000   $     --      $       --          --     $      --     $ 2,500
                          2003    $168,000      $110,000   $     --      $       --          --     $      --     $ 2,500
                          2002    $160,000      $110,000   $     --      $       --          --     $      --     $ 2,500

-------------------------
   (A)  Amounts shown are actual payments by the Company.
   (B)  Bonus amount includes each Executive Officer's minimum bonus pursuant to their employment agreement, plus any discretionary incentive bonus as described herein. Bonus amounts presented above which were awarded for
        2004 were paid in January 2005. The bonus amounts awarded for 2003 and
        2002 were paid in January 2004 and January 2003, respectively.
   (C)  No named Executive Officer received perquisites or other personal benefits aggregating more than the lesser of 10% of his total annual salary and bonus or $50,000 other than provided in the table and footnotes.
   (D)  There were no restricted share grants to Executive Officers during the years ended December 31, 2004, 2003 and 2002. Restricted share grants to
        Executive Officers which occurred prior to 2002 were contributed to the
        Company's non-qualified deferred compensation trust, and, therefore, the respective Executive Officers do not have voting power with respect to such Common Shares until such Common Shares vest and are distributed from the deferred compensation accounts.
   (E)  See "Management Incentive Plans" regarding certain other options issued by the Company.
   (F)  "LTIP Payouts" refers to long-term incentive plan payouts. In the case of Mr. Darrow, such amount represents the release of certain vested shares from the 2000 Restricted Share Grants.
   (G)  The amounts set forth include annual premiums of $19,468 made by the
        Company related to split dollar life insurance plans for the benefit of
        Mr. Lynford in 2002. The amounts set forth also include contributions to the Company's defined contribution savings plan pursuant to ss.401 of the Internal Revenue Code of 1986, as amended. Contributions of $2,500 were made by the Company on behalf of Messrs. Lynford, Burns, Darrow,
        Strong and Cantaluppi for 2004, 2003 and 2002.
   (H)  The 2004 amount includes $643,000 which was paid to Mr. Lynford in
        December 2004 pursuant to the Second Amended and Restated Employment
        Agreement. The remaining other annual compensation amounts of $35,348,
        $35,348 and $36,199 in 2004, 2003 and 2002, respectively, relates to an additional payment to Mr. Lynford for him to make premium payments under a split dollar life insurance program as provided for in Mr. Lynford's employment contract.
   (I)  Mr. Darrow received a loan of $75,000 upon joining the Company in August
        1997. Payments of his annual bonus amount for 2002 was reduced by
        $12,500 as a principal payment on the loan. Upon payment of the 2002 bonus in January 2003, the loan was repaid in full.

                                       68

The following table sets forth certain information concerning the value of unexercised options as of December 31, 2004 held by the Executive Officers named in the Summary Compensation Table above:

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                               OPTIONS/SARS AT                OPTIONS/SARS AT
                             SHARES                          FISCAL YEAR END (A)            FISCAL YEAR END (B)
                           ACQUIRED ON       VALUE     -----------------------------   -----------------------------
          NAME              EXERCISE     REALIZED (C)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
--------------------      ------------- -------------  -------------   -------------   -----------    --------------
Jeffrey H. Lynford..              --     $       --        256,517               --     $     --         $      --
James J. Burns......              --     $       --         25,000               --     $     --         $      --
William H. Darrow II              --     $       --          5,000               --     $     --         $      --
David M. Strong.....           4,693     $    6,852         70,869               --     $     --         $      --
Mark P. Cantaluppi..              --     $       --          5,000               --     $     --         $      --

(A)   The right to receive reload options was given in connection with certain options. The reload options enable the Executive Officer to purchase a number of Regular Common Shares equal to the number of
      Regular Common Shares delivered by him to exercise the underlying option. The effective date of the grant of the reload options ("Reload
      Effective Date") will be the date the underlying option is exercised by delivering Regular Common Shares to the Company. The reload options have the same expiration date as the underlying options and will have an exercise price equal to the fair market value of the Regular Common
      Shares on the Reload Effective Date.

(B)   The fair market value on December 31, 2004 of the Regular Common
      Shares underlying the options was $14.42 per Regular Common Share.

(C)   Value realized is based on the fair market price of the Regular Common
      Shares on the respective dates of exercise, minus the applicable exercise price and does not necessarily indicate that the Executive
      Officer sold stock on that date, at that price, or at all.

EMPLOYMENT AGREEMENTS

         Mr. Lynford

         In August 2004, the Company and Mr. Lynford entered into a Second
Amended and Restated Employment Agreement which provides, among other things, that Mr. Lynford receive, through December 31, 2004, a base salary of $318,000 per year and a minimum annual bonus of $325,000 and, after December 31, 2004 and until the expiration of the agreement, a base salary of $375,000 per year and a minimum annual bonus of $375,000. The agreement expires on December 30, 2007. In addition, Mr. Lynford is entitled to receive a payment of $1,929,000 on January
1, 2008, unless such payment is accelerated in the event that (i) his employment is terminated by reason of his death or disability, (ii) his employment is terminated by the Company other than for proper cause (as defined in the agreement), (iii) his employment is terminated by him for good reason (as defined in the agreement, the definition of which includes the adoption of a plan of liquidation), or (iv) the Company has been liquidated or the assets of the Company are distributed to a liquidating trust. In addition, if there is a sale of the assets of one or more of the three strategic business units of the
Company having a value of the Company's financial statements equal to or in excess of 80% of the value of all assets of any such strategic business unit,
Mr. Lynford will be entitled to receive $643,000 following any such sale. Any such payment shall be credited against the $1,929,000 amount as described above.
In 2004, Mr. Lynford received $643,000 related to the sale of 100% of the
Company's investment in Second Holding pursuant to the terms of the Second
Amended and Restated Employment Agreement, and in June 2005, Mr. Lynford
received an additional $643,000 related to the cumulative sales and reduction of assets of more than 80% of the value of all assets of Wellsford/Whitehall since
June 30, 2004. Accordingly, Mr. Lynford remains entitled to receive only
$643,000 in the future of the above $1,929,000.

                                       69

         The employment agreement of Mr. Lynford contains provisions which entitles him to certain benefits and payments, including but not limited to health, dental and life insurance benefits available to Mr. Lynford, in the event he terminates his employment agreement following a "change of control" (as defined in his employment agreement and which definition includes adoption of a plan of liquidation as a "change of control"). Accordingly, if the Plan is approved by our stockholders, Mr. Lynford, if he elects to terminate his employment with the Company, would be entitled to the payment of $643,000, which would otherwise be due to him on January 1, 2008, and an amount equal to the balance of his salary and minimum annual bonus (each payable at a rate of
$375,000 per year) due to him through December 30, 2007, plus the continued
payment by the Company of certain other benefits such as health, dental and life insurance premiums through December 30, 2007.

         Other Executive Officers

         The Company has also entered into employment agreements with Mr. Strong
(which expires on December 30, 2006, with automatic one-year extensions unless either party gives notice of termination), Mr. Darrow (which expires on June 30,
2005), Mr. Burns (which expires on December 31, 2005) and Mr. Cantaluppi (which expires on June 30, 2006). Pursuant to these employment agreements, the aforementioned Executive Officers are entitled to a minimum salary, a minimum bonus and consideration by the Compensation Committee for incentive compensation.

         In October 2004, the Company and Mr. Strong entered into a Third
Amended and Restated Employment Agreement which provides, among other things, that Mr. Strong receive, effective January 1, 2005, a base salary of $205,500 per year, increased at the rate of 3% for 2006, and a minimum annual bonus of
75% of his base salary. The agreement expires on December 30, 2006. If Mr.
Strong's employment is terminated following a "change in control" (as defined in his agreement), other than a termination by the Company for "cause" (as defined in his agreement), Mr. Strong will be entitled to receive a lump sum bonus payment equal to the greater of (i) his full base salary through the then expiration date of his employment and a bonus equal to his base salary for the full calendar year in which such termination occurs through the expiration date, multiplied by the greater of 50% or the percentage of his base salary for the immediately preceding year that he received and/or was paid into the Company's non-qualified deferred compensation trust as a bonus on his behalf, or (ii) a lump sum severance payment equal to twice his average annual compensation during the three immediately preceding calendar years. Mr. Strong will also be entitled to receive a lump sum special bonus payment based upon the level of the
Company's return on its investment in the Palomino Park project, above certain defined thresholds, following the sale by the Company of at least 90% of its interest in the Palomino Park project. Mr. Strong's right to receive the special bonus will vest on the earlier of December 31, 2005 and the sale by the Company of 90% of its interest in the Palomino Park project. Mr. Strong will also be entitled to receive an additional lump sum bonus payment based upon the number of units sold (at $1,000 per unit) and Company's profits, as defined, if any, in the Gold Peak portion of the Palomino Park project following the construction of the project and the sale of all condominium units.

         If Mr. Cantaluppi terminates his employment following a "change in control" of the Company (as defined in his agreement) and provided he has not been offered "comparable employment" (as defined in his agreement) within 15 days after the event resulting in such change in control of the Company, Mr.
Cantaluppi shall be entitled to receive a lump sum payment equal to the sum of
(i) twice the amount of his annualized salary for the full calendar year in which the event occurs, (ii) a pro rata portion of a bonus equal to 50% of his annual salary for the calendar year in which the event occurs, and (iii)
previously unused vacation time (the calculation for which will be a daily rate based upon your current annual salary at the time of termination), in lieu of any salary, bonus or other compensation to which he would otherwise be entitled.

         If Mr. Darrow terminates his employment following a "change in control"
of the Company (as defined in his agreement) and provided he has not been offered "comparable employment" (as defined in his agreement) within 60 days after the event resulting in the change in control of the Company, Mr. Darrow shall be entitled to receive a lump sum payment equal to the sum of (i) twice the amount of his annual salary for the calendar year in which the event occurs and (ii) consideration of a discretionary bonus in lieu of any salary, bonus or other compensation to which he would otherwise be entitled.

         If Mr. Burns terminates his employment following a "change in control"
of the Company (as defined in his agreement) and provided he has not been offered "comparable employment" (as defined in his agreement) within 60 days after the event resulting in the change in control of the Company, Mr. Burns shall be entitled to receive a lump sum payment equal to the sum of (i) twice the amount of his annual salary for the calendar year in which the event occurs and (ii) a pro rata portion of a bonus equal to 50% of his annual salary for the calendar year in which the event occurs.

                                       70

MANAGEMENT INCENTIVE PLANS

         The Company has a 1997 Management Incentive Plan and a 1998 Management
Incentive Plan (collectively, the "Management Incentive Plans") and a Rollover
Stock Option Plan (the "Rollover Plan"; together with the Management Incentive
Plans, the "Plans") for the purpose of aligning the interests of the Company's directors, Executive Officers and employees with those of the stockholders and to enable the Company to attract, compensate and retain directors, Executive
Officers and employees and provide them with appropriate incentives and rewards for their performance. The existence of the Management Incentive Plans should enable the Company to compete more effectively for the services of such individuals. The Rollover Plan was established for the purpose of granting options and corresponding rights to purchase Regular Common Shares in replacement of former Trust share options. Each Plan provides for administration by a committee of two or more non-employee directors established for such purpose.

         Awards to directors, Executive Officers and other employees under the
Plans may take the form of stock options, including corresponding stock appreciation rights and reload options. Under the Management Incentive Plans, the Company may also provide restricted stock awards and stock purchase awards.

         The following table details information for the Plans at December 31,
2004:

                                                                                                          NUMBER OF SECURITIES
                                                                                                          REMAINING AVAILABLE
                                                                                                          FOR FUTURE ISSUANCE
                                                                                                              UNDER EQUITY
                                                  NUMBER OF SECURITIES         WEIGHTED AVERAGE            COMPENSATION PLANS
                                                    TO BE ISSUED UPON         EXERCISE PRICE OF          (EXCLUDING SECURITIES
                                                   EXERCISE OF OPTIONS       OUTSTANDING OPTIONS       REFLECTED IN COLUMN (A)))
                                                 ---------------------       -------------------       -------------------------
                                                           (a)                       (b)                          (c)
Equity compensation plans approved by
    Stockholders:
       Rollover Stock Option Plan................       329,667                     $  20.55                      316,168
       1997 Management Incentive Plan............       199,187                     $  21.51                      635,465
       1998 Management Incentive Plan............       134,125                     $  17.13                      533,574
                                                        -------                     --------                    ---------
                                                        662,979                     $  20.15                    1,485,207
Equity compensation plans not approved
    by Stockholders..............................            --                     $    --                            --
                                                        -------                     --------                    ---------
Total............................................       662,979                     $  20.15                    1,485,207
                                                        =======                     ========                    =========

         During the period between January 1, 2005 and June 10, 2005, the number of options outstanding was reduced to 524,205 as a result of the expiration of
138,774 options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Crocker, Frucher and Germain were Compensation Committee members for all of 2004 and Ms. Cohen was appointed to the Compensation
Committee on March 16, 2004. None of the Compensation Committee members is, or has been, an officer or employee of the Company. Mr. Lynford, the Company's
Chairman of the Board, and Mr. Lowenthal, the Company's former President and
Chief Executive Officer, were members of the EQR board of trustees from the date of the Merger through their retirements from the EQR board in May 2003. In addition, the former President and Vice-chairman of EQR, Mr. Crocker, is a member of the Company's Board of Directors. David J. Neithercut, the Executive
Vice President - Corporate Strategy of EQR served on the Company's Board of
Directors from January 1, 2004 through April 8, 2005.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee reviews and adopts compensation plans, programs and policies and monitors the performance and compensation of Executive Officers.

                                       71

The key elements of the Company's executive compensation package are base salary, minimum bonus, incentive bonus and long-term incentives. The policies with respect to each of these elements are discussed below.

COMPENSATION PHILOSOPHY

The Compensation Committee seeks to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the
Company's Executive Officers with those of its stockholders. The Compensation
Committee believes that the Company's compensation program should:

          o         Emphasize stock ownership and, thereby, tie long-term
                    compensation to increases in stockholder value.

          o         Enhance the Company's ability to attract and retain
                    qualified Executive Officers.

          o         Stress teamwork and overall Company results.

BASE SALARY AND MINIMUM BONUSES

Base salaries and minimum bonuses for Executive Officers are, in each case, subject to employment contracts and have been determined by evaluating the responsibilities of the position held and the experience and qualifications of the individual, with reference to the competitive marketplace for Executive
Officers at certain other similarly situated companies. The Company believes that the base salaries and minimum bonuses for its Executive Officers are equal to or less than the average minimum compensation for Executive Officers at such other similar companies.

ANNUAL INCENTIVE BONUS

Pursuant to their respective employment agreements, in addition to base salaries and minimum bonuses, each of the Executive Officers is entitled to be considered for incentive compensation amounts to be determined by the Compensation
Committee. For each of the last three years (2002 through 2004), Mr. Lynford did not receive any incentive bonus payments, other than amounts contractually required.

The incentive bonuses awarded to other Executive Officers reflect the financial and strategic business accomplishments which the Company achieved for its assets and businesses in 2004, as well as each respective Executive Officer's time and efforts during the year.

LONG-TERM INCENTIVE

Long-term incentives are designed to align the interests of the Executive
Officers with those of the stockholders. In awarding grants of restricted
Regular Common Shares to Executive Officers and granting them options to purchase Regular Common Shares, consideration is given to the long-term incentives previously granted to them.

Options to purchase Common Shares will generally be granted with an exercise price equal to the fair market value of the Regular Common Shares and vest and become exercisable over a period of years based upon continued employment. This is intended to create stockholder value over the long term since the full benefit of the compensation package cannot be realized unless share price appreciation occurs over a number of years. In making grants of options to purchase Regular Common Shares, the Compensation Committee will consider and give approximately equal weight to an individual's scope of responsibilities, experience, past contributions to the Company and anticipated contributions to the Company's long-term success.

Grants of restricted Regular Common Shares also form a part of the Company's long-term incentive package. Typically, some portion of such grants will vest annually over a period of several years if the Executive Officer remains employed by the Company. In making grants of restricted Regular Common Shares, the Compensation Committee will consider and give approximately equal weight to an individual's scope of responsibilities, experience, past contributions to the
Company and anticipated contributions to the Company's long-term success.

                                       72

The Compensation Committee believes that options to purchase Common Shares and grants of restricted Regular Common Shares promotes loyalty to the Company and encourages the recipients to coordinate their interests with those of the stockholders. The Compensation Committee may consider additional types of long-term incentives in the future.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD

Mr. Lynford's compensation as set forth in his 2001 Amended and Restated
Employment Agreement was fixed until December 31, 2004. During 2004, the
Compensation Committee engaged a compensation consultant to review Mr. Lynford's expiring contract and provide comparable market information and suggestions for structuring his future compensation. In August 2004, Mr. Lynford's compensation was established through December 31, 2007 by the Second Amended and Restated
Employment Agreement. Specific consideration has been given to his qualifications, responsibilities and experience in the real estate industry, and the compensation package awarded to the most senior executive officers of other comparable companies with similar market capitalization. The Compensation
Committee believes that Mr. Lynford's compensation was equal to or less than the average base salary for a comparable senior officer of such other similar companies. In addition, the Compensation Committee considered additional factors, including the fact that the Company was considering various strategic alternatives, the fact that the Company would have to pay a third party a premium in compensation to agree to employment in an uncertain environment (i.e.
to agree to be employed for what may be a limited time if the Company adopts one of its strategic alternatives), and Mr. Lynford's unique knowledge of the
Company's assets and joint venture and other agreements.

It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1 million non-deductible to the
Company. In this regard, the Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, other than the payment to Mr. Lynford of certain amounts due under his employment agreement, it is not generally anticipated that any Executive Officer will receive any such compensation in excess of this limit during fiscal year
2005. However, in light of the amount of the Company's net operating losses, the
Compensation Committee believes that any increase in income tax liability arising from payments to Mr. Lynford exceeding $1 million will be offset by such net operating losses. In the unlikely event that net operating losses are unavailable, the Compensation Committee has deemed any increase in income tax liability to be a reasonable expense to retain an executive of Mr. Lynford's caliber. Therefore, the Compensation Committee has not taken any action to comply with the limit.

CONCLUSION

Through the programs described above, a significant portion of the Company's executive compensation is linked to individual and Company performance and the creation of stockholder value. However, periodic business cycle fluctuations may result in an imbalance for a particular period.

The foregoing report has been furnished by the Compensation Committee.

May 19, 2005

                  Douglas Crocker II, Chairman                Mark S. Germain
                  Meyer S. Frucher                            Bonnie R. Cohen

                                       73

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

         The following table sets forth information regarding the beneficial ownership of Common Shares by each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common
Shares, by each director of the Company, by each Executive Officer of the
Company and by all directors and Executive Officers of the Company as a group, as of June 10, 2005. Each person named in the table has sole voting and investment power with respect to all Shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                                                              AMOUNT AND NATURE OF     PERCENTAGE OF CLASS
         NAME AND ADDRESS OF BENEFICIAL OWNER (1)             BENEFICIAL OWNERSHIP             (2)
--------------------------------------------------------      --------------------     --------------------
Jeffrey H. Lynford (3)........................................      458,898                   6.56%
Edward Lowenthal (4)..........................................      138,364                   1.98%
David M. Strong (5)...........................................       93,005                   1.33%
Mark S. Germain (6)...........................................       63,868                     *
   6 Olmsted Road
   Scarsdale, New York 10583
James J. Burns (7)............................................       40,936                     *
Douglas Crocker II (8)........................................       37,413                     *
   c/o DC Partners LLC
   One North Wacker Drive
   Suite 4343
   Chicago, Illinois 60606
Mark P. Cantaluppi (9)........................................       13,478                     *
Meyer S. Frucher (10).........................................       12,500                     *
   324 West 101 Street, #2
   New York, New York 10025
William H. Darrow II (11).....................................        9,438                     *
Bonnie R. Cohen (12)..........................................        7,552                     *
   c/o B.R. Cohen Consultancy
   1824 Phelps Place, NW, Unit 1810
   Washington, DC  20008
All directors and Executive Officers as a group
  (10 persons) (13)...........................................      875,452                  12.52%
Third Avenue Management LLC (14)..............................    1,578,150                  22.57%
   622 Third Avenue
   New York, New York 10017
Kensington Investment Group, Inc. (14)........................      584,900                   8.37%
   4 Orinda Way, Suite 220D
   Orinda, California  94563
Caroline Hunt Trust Estate (14)...............................      405,500                   5.80%
   500 Crescent Court, Suite 300
   Dallas, Texas  75201
Cardinal Capital Management LLC (14)..........................      368,396                   5.27%
   One Fawcett Place
   Greenwich, Connecticut 06830

-----------------------------
  *  Less than 1.0%

(1)  Unless otherwise indicated, the address of each person is c/o Wellsford
     Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New
     York 10022.

(2)   Assumes the conversion or exercise of the following items at June 10,
      2005: (i) 169,903 A-1 Common Shares issued to ERP Operating Limited
      Partnership, an Illinois limited partnership, into 169,903 Regular Common
      Shares and (ii) options to acquire 524,205 Regular Common Shares (all of which are exercisable at June 10, 2005).

                                       74

(3)   Includes 256,517 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005. Options to purchase 213,767 of these shares represent replacement options for Trust share options. Also includes 163,787 Regular Common Shares contributed to the Company's non-qualified deferred compensation trust with respect to which Mr. Lynford will not have voting power until the Regular Common
      Shares are distributed from the deferred compensation account. Also includes 17,956 Regular Common Shares held by the Lynford Family
      Charitable Trust; Mr. Lynford disclaims beneficial ownership of such shares. Also includes 3,554 Regular Common Shares held by Mr. Lynford's
      Keogh account and 310 Regular Common Shares held in his 401(K) account.

(4)   Includes 92,700 Regular Common Shares contributed to the Company's non-qualified deferred compensation trust with respect to which Mr.
      Lowenthal will not have voting power until the Regular Common Shares are distributed from the deferred compensation account. Also includes 145
      Regular Common Shares held by Mr. Lowenthal's wife; Mr. Lowenthal disclaims beneficial ownership of such shares. Also includes 1,000 Regular
      Common Shares held by Mr. Lowenthal's Keogh account and 5,519 Regular
      Common Shares held in his 401(K) account.

(5)   Includes 70,869 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005. Options to purchase 15,619 of these shares represent replacement options for Trust share options. Also includes 14,786 Regular Common Shares contributed to the Company's non-qualified deferred compensation trust with respect to which Mr. Strong will not have voting power until the Regular Common
      Shares are distributed from the deferred compensation account.

(6)   Includes 60,632 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005. Options to purchase 19,257 of these shares represent replacement options for Trust share options.

(7)   Includes 25,000 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005. Also includes
      12,749 Regular Common Shares contributed to the Company's non-qualified deferred compensation trust with respect to which Mr. Burns will not have voting power until the Regular Common Shares are distributed from the deferred compensation account.

(8)   Includes 30,687 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005.

(9)   Includes 5,000 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005. Also includes
      8,478 Regular Common Shares contributed to the Company's non-qualified deferred compensation trust with respect to which Mr. Cantaluppi will not have voting power until the Regular Common Shares are distributed from the deferred compensation account.

(10)  Includes 12,500 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005.

(11)  Includes 5,000 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005. Also includes
      1,250 Regular Common Shares held in Mr. Darrow's IRA account.

(12)  Includes 5,000 Regular Common Shares issuable upon the exercise of options, all of which are exercisable at June 10, 2005.

(13)  Includes the Regular Common Shares referred to in footnotes (3) through
      (12) above.

(14)  This information is based solely upon our review of the most recent
      Schedule 13G, or amendment thereof, filed by such filer with the
      Securities and Exchange Commission and responses given to director and officer questionnaires circulated in April 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In May 2000, the Company privately placed with a subsidiary of EQR
1,000,000 8.25% Convertible Trust Preferred Securities, representing beneficial interests in the assets of WRP Convertible Trust I, a Delaware statutory business trust which was a consolidated subsidiary of the Company ("WRP Trust
I"), with an aggregate liquidation amount of $25,000,000. WRP Trust I also issued 31,000 8.25% Convertible Trust Common Securities to the Company,
representing beneficial interests in the assets of WRP Trust I, with an aggregate liquidation amount of $775,000. The proceeds from both transactions were used by WRP Trust I to purchase $25,775,000 of the Company's 8.25%
convertible junior subordinated debentures ("Debentures").

         On April 6, 2005, the Company redeemed in cash the $25,775,000 of
Debentures and WRP Trust I redeemed in cash the outstanding $25,000,000 of
Convertible Trust Preferred Securities and the outstanding $775,000 of
Convertible Trust Common Securities.

                                       75

         The Convertible Trust Preferred Securities were convertible into
1,123,696 common shares at $22.248 per share and were redeemable in whole or in part by the Company on or after May 30, 2002. EQR could have required redemption on or after May 30, 2012 unless the Company exercised one of its two five-year extensions (subject to an interest adjustment to the then prevailing market rates if higher than 8.25% per annum). The redemption rights were subject to certain other terms and conditions contained in the related agreements.

         Messrs. Lynford and Lowenthal were members of the EQR Board of
Directors from the date of the Merger through their retirements from the EQR board in May 2003. In addition, the former President and Vice Chairman of EQR,
Mr. Crocker, is a member of the Company's Board of Directors. Mr. Neithercut, an
Executive Vice President of EQR, was elected to the Company's Board of Directors on January 1, 2004 to represent EQR's interests in the Company, which he did until April 8, 2005. A subsidiary of EQR was the holder of the Convertible Trust
Preferred Securities and is the holder of 169,903 shares of A-1 Common Shares.
EQR held a 14.15% interest in Palomino Park at December 31, 2004 and 2003, respectively. EQR provided credit enhancement for bonds issued with respect to the Palomino Park project prior to the repayment in full on May 2, 2005. With respect to EQR's 14.15% interest in Palomino Park, there exists a put/call option between the Company and EQR related to one-half of such interest
(7.075%). In February 2005, the Company informed EQR of its exercise of this option at a purchase price of approximately $2,000,000; such purchase has not been completed as of the filing of this Proxy Statement. Any transaction for
EQR's remaining interest in Palomino Park would be subject to negotiation between the Company and EQR. Additionally, EQR is the beneficiary of certain rights of first offer on the Blue Ridge and Red Canyon phases at Palomino Park.

                                       76

         The following table details revenues and expenses for transactions with affiliates:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                             2004               2003               2002
                                                        ---------------    ---------------    ---------------
 Revenues:
   WP Commercial fees (A):
      Asset acquisition fee revenue................     $            --    $            --    $        22,000
      Asset disposition fee revenue................              46,000            430,000              7,000
   Second Holding fees, net of fees paid to Reis of
      $100,000, $120,000 and $120,000, respectively
      (B)..........................................             751,000            930,000            646,000
                                                        ---------------    ---------------    ---------------
                                                        $       797,000    $     1,360,000    $       675,000
                                                        ===============    ===============    ===============

 Costs and expenses:
   Affiliates of the Whitehall Funds (A):
      Management fees for VLP properties (C).......     $            --    $            --    $        20,000
   EQR credit enhancement..........................              81,000             81,000             81,000
    Fees to our partners, or their affiliates, on
      residential development projects.............             431,000                 --                 --
                                                        ---------------    ---------------    ---------------
                                                        $       512,000    $        81,000    $       101,000
                                                        ===============    ===============    ===============

 ------------------
(A)   Wellsford/Whitehall is a joint venture by and among the Company, various entities affiliated with the Whitehall Funds, private real estate funds sponsored by The Goldman Sachs Group, Inc. ("Goldman Sachs"). The managing member ("WP Commercial") is a Goldman Sachs and Whitehall affiliate.

(B)   The Company sold its investment in Second Holding in November 2004 and earned management fees through the date of the sale.

(C)   This arrangement was terminated during the second quarter of 2002.

         The Company had an approximate 51.09% non-controlling interest in a joint venture special purpose finance company, Second Holding, organized to purchase investment and non-investment grade rated real estate debt instruments and investment grade rated other asset-backed securities. An affiliate of a significant stockholder of the Company, the Caroline Hunt Trust Estate, (which owns 405,500 Regular Common Shares at December 31, 2004 and 2003 ("Hunt Trust"))
together with other Hunt Trust related entities, own an approximate 39% interest in Second Holding. In the fourth quarter of 2004, the Company sold its interest in Second Holding for $15,000,000 in cash.

         The Company has direct and indirect equity investments in a real estate information and database company, Reis, a provider of real estate market information to institutional investors. At December 31, 2004 and 2003, the
Company's aggregate investment in Reis (which is accounted for under the cost method as its ownership interest is in non-voting preferred shares and the
Company's interests are represented by one member of Reis' seven member board), was approximately $6,790,000 ($2,231,000 of which is held directly by the
Company and $4,559,000 of which is our share held through Reis Capital Holding,
LLC ("Reis Capital"), a company which was organized to hold this investment).
The Hunt Trust, together with other Hunt Trust related entities, own an approximate 39% interest in Reis Capital.

         Mr. Lynford, the Company's Chairman, is the brother of Lloyd Lynford, a stockholder, director and the president of Reis. Mr. Lowenthal, who currently serves on the Company's Board of Directors, has served on the Board of Directors of Reis since the third quarter of 2000. During April 2000, the management of
Reis offered certain persons the opportunity to make an individual investment in
Reis, including, but not limited to, certain directors and officers of the
Company who purchased an aggregate of $410,000 of Series C preferred shares.

         During the year ending December 31, 2002, the Company committed to invest an aggregate of $629,000 in Reis Series D preferred shares of which
$209,800 was invested in June 2002, and the balance of the commitment of
$419,600 expired at December 31, 2003 without being called by Reis. Other preferred stockholders invested $456,800 directly at the time of the Company's fiscal 2002 investment and committed to invest an additional $913,600 which also expired unused by Reis at December 31, 2003. The other preferred stockholders included the Hunt Trust and certain Company officers and directors.

                                       77

         At December 31, 2004, the Company's investment in Reis, through direct ownership and its pro rata share of its investment in Reis Capital, amounted to approximately 21.6% of Reis' equity on an as converted basis. The pro rata converted interests in Reis owned by the other members of Reis Capital, either directly or indirectly through Reis Capital, aggregate 18.5%. The investments of the Company's officers and directors at December 31, 2004, together with common shares previously held by Mr. Lynford represent approximately 2.5% of Reis'
equity, on an as converted basis. Additionally, a company controlled by the
Chairman of EQR owns Series C and Series D preferred shares with an aggregate
4.5% converted interest. Mr. Neithercut, the executive vice president of EQR, served as a director of the Company from January 1, 2004 through April 18, 2005.
Mr. Crocker, former Vice Chairman, Chief Executive Officer and trustee of EQR, continues to serve as a director of the Company. Messrs. Lynford and Lowenthal have and will continue to recuse themselves from any investment decisions made by the Company pertaining to Reis.

         Reis provided information to Second Holding for due diligence procedures on certain real estate-related investment opportunities through
October 31, 2004. Second Holding incurred fees of $200,000, $240,000 and
$240,000 in connection with such services for each of the years ended December
31, 2004, 2003 and 2002, respectively. The Company's share of such fees was
$100,000, $120,000 and $120,000 for the years ended December 31, 2004, 2003 and
2002, respectively.

                             AUDIT COMMITTEE REPORT

         The Audit Committee operates under a written charter adopted by the
Board of Directors on April 20, 2000, as amended on March 10, 2003. The Audit
Committee is currently comprised of four independent directors as defined by the
American Stock Exchange's listing standards and Section 10A(m)(3) of the
Securities Exchange Act of 1934. Each member of the Audit Committee is able to understand fundamental financial statements. Ms. Cohen and Messrs. Frucher and
Germain were Audit Committee members for all of 2004 and continue to be members through the date of this Audit Committee report. Mr. Crocker was appointed to the Audit Committee on March 16, 2004 and continues to be a member through the date of this Audit Committee report. The Audit Committee held six meetings during fiscal 2004.

         The function of the Audit Committee is to report to the Board various auditing and accounting matters, review the Company's accounting practices and policies, select and engage the independent registered public accounting firm, and review the scope of the audit procedures, the nature of all audit and nonaudit services to be performed, the fees to be paid to the independent registered public accounting firm and the performance of the independent registered public accounting firm.

         The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the
Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the
Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability of the
Company's accounting principles and also discussed with the independent registered public accounting firm the matters required to be discussed by
Statement on Auditing Standards No. 61 (Communication with Audit Committees).
The Audit Committee also discussed with management and the independent registered public accounting firm the results of the audit of the Company's internal controls over financial reporting as required by Section 404 of the
Sarbanes-Oxley Act of 2002. The Company's independent registered public accounting firm provided to the Audit Committee the written disclosures required by the Independence Standards Board's Standard No. 1, and the Audit Committee
discussed with the independent registered public accounting firm that firm's independence.

                                       78

         Based on the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representations of management and the reports of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

March 10, 2005

              Mark S. Germain, Chairman          Douglas Crocker II
              Bonnie R. Cohen                    Meyer S. Frucher

PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

During the fiscal years ended December 31, 2004 and 2003, Ernst & Young LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

      a)    Audit Fees: Aggregate fees billed for professional services rendered for (i) the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003, (ii) the reviews of the financial statements included in the Company's quarterly reports on
            Form 10-Q during 2004 and 2003 and (iii) the internal control audit associated with the Sarbanes-Oxley Act Section 404 requirements in
            2004 were $982,500 and $369,220 for 2004 and 2003, respectively.

      b)    Audit Related Fees: Fees billed for other audit related services to the Company for the years ended December 31, 2004 and 2003 were $0 and $3,500, respectively.

      c)    Tax Fees: Aggregate fees billed for tax services, including tax return preparation, other tax compliance and tax consulting services were $137,130 and $121,500 for the years ended December 31, 2004 and
            2003, respectively.

      d)    All Other Fees: No other fees were billed by Ernst & Young LLP for the years ended December 31, 2004 and 2003.

                                       79

COMMON SHARE PRICE PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Common Shares for the period commencing December 31, 1999 through December
31, 2004 with the cumulative total return on the Russell 2000 Index ("Russell
2000"), the S&P 500 Index ("S&P 500") and the Company's peer group for the same period. Total return values were calculated based on cumulative total return assuming (i) the investment of $100 in the Russell 2000, the S&P 500, in the
Company's peer group and in the Common Shares on December 31, 1999, and (ii)
reinvestment of dividends, which in the case of the Company have not been declared or paid. The total return for the Common Shares since December 31, 1999 is approximately (15.2)% versus approximately 97.6% for the Company's peer group, approximately 38.2% for the Russell 2000 and (11.0)% for the S&P 500. The
Company's peer group consists of LNR Property Group, Inc., Capital Trust, Inc.,
Prime Legacy Corporation and Stratus Properties, Inc.

                                          PEER      RUSSELL
                                WRP       GROUP       2000      S&P 500
                                ---       -----       ----      -------
December 31, 1999.......      $100.00    $100.00     $100.00    $100.00
December 31, 2000.......      $ 92.65    $101.91     $ 97.09    $ 90.90
December 31, 2001.......      $113.06    $105.85     $ 99.64    $ 80.10
December 31, 2002.......      $ 92.71    $109.47     $ 79.25    $ 62.41
December 31, 2003.......      $109.41    $144.62     $116.71    $ 80.30
December 31, 2004.......      $ 84.82    $197.55     $138.21    $ 84.82

                                       80

   PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

         The Audit Committee has appointed the firm of Ernst & Young LLP, the
Company's independent registered public accounting firm for the fiscal year ended December 31, 2005, to audit the financial statements of the Company for the fiscal year ending December 31, 2005. A proposal to ratify this appointment is being presented to the stockholders at the Annual Meeting. A representative of Ernst & Young LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

THE BOARD'S RECOMMENDATION

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED RATIFICATION OF
APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-ten-percent beneficial owners are required by regulation of the
SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 2004, its officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to their transactions during 2004.

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING INFORMATION

         This Proxy Statement, and the documents to which we refer you in this
Proxy Statement, include statements that are not historical facts. These statements, insofar as they relate to the Plan, election of directors, or ratification of the independent registered public accounting firm, are
"forward-looking statements" (as defined in the Private Securities Litigation
Reform Act of 1995) based, among other things, on our current expectations and beliefs and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. There are forward-looking statements throughout this Proxy Statement, including in statements containing the words "will," "plan," "believe," "expect," "anticipate," "should," "target,"
"intend," "may," "could," "would" and similar expressions. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. Many of these risks and uncertainties are beyond our control and their potential effect on the Company is difficult or impossible to predict accurately.

         You should not place undue reliance on forward-looking statements. In light of the significant uncertainties inherent in forward-looking statements, the inclusion of such information in this Proxy Statement should not be regarded as a representation by the Company or any other person that our objectives or plans, including the Stock Split and the Plan, will be realized. The forward-looking statements contained in this Proxy Statement speak only as of the date that they are made and we do not undertake any obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                                       81

                  WHERE YOU CAN FIND MORE AVAILABLE INFORMATION

         We are subject to the information filing requirements of the Exchange
Act and, in accordance with that act, are obligated to file with the SEC periodic reports, proxy statements and other information relating to our business, financial condition and other matters. These reports, proxy statements and other information may be inspected at the SEC's office at the public reference facilities of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549.
Copies of these materials can be obtained, upon payment of the SEC's customary charges, by writing to the SEC's principal office at 450 Fifth Street, NW,
Washington, D.C. 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information. The information is also available at the offices of the American Stock Exchange, 86 Trinity
Place, New York, New York 10006.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The SEC allows us to "incorporate by reference" information into this
Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement, and later information filed with the SEC will update and supersede the information in this Proxy Statement.

         We incorporate by reference into this Proxy Statement the following documents that we filed with the SEC (File No. 001-12917) under the Exchange
Act:

         o        Our Annual Report on Form 10-K for the year ended December 31,
                  2004, filed March 15, 2005, and as amended on April 21, 2005;

         o        Our Quarterly Report on Form 10-Q for the quarters ended March
                  31, 2005, filed on May 6, 2005, and June 30, 2005, filed on
                  August 3, 2005; and

         o        Our Current Reports on Form 8-K, filed on April 11, 2005,
                  April 22, 2005, May 19, 2005, May 23, 2005 and June 2, 2005.

         All subsequent documents filed by us with the SEC pursuant to Sections
13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy
Statement and prior to the date of the Annual Meeting will be deemed to be incorporated by reference into this Proxy Statement and to be a part of the
Proxy Statement from the date of the filing of those documents.

         Documents incorporated by reference are available from us without charge, excluding all exhibits (unless we have specifically incorporated by reference an exhibit into this Proxy Statement). You may obtain documents incorporated by reference by contacting Investor Relations at the Company's principal executive office at 535 Madison Avenue, New York, NY 10022; email at
wrpny@wellsford.com; or by accessing the Company's website at www.wellsford.com.

         If you would like to request documents from us, please do so by ______,
2005 in order to ensure timely receipt before the Annual Meeting.

         You should rely only on the information contained in this Proxy
Statement to vote your shares of Common Shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated
________, 2005. You should not assume that the information contained in this
Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitation in that jurisdiction.

                                       82

                       WHO CAN HELP ANSWER YOUR QUESTIONS

         If you would like additional copies of this Proxy Statement, or if you have questions about the Plan, Stock Split, election of directors, or ratification of the independent registered public accounting firm, or need assistance voting your shares, you should contact:

                  MacKenzie Partners, Inc.
                  105 Madison Avenue, 14th Floor
                  New York, NY  10016
                  Telephone:  (800) 322-2885
                  Email:  proxy@mackenziepartners.com

         You may also contact your Company:

                  Wellsford Real Properties, Inc.
                  535 Madison Avenue, 26th Floor
                  New York, NY  10022
                  Attention: Investor Relations
                  Telephone: (212) 838-3400
                  Email: wrpny@wellsford.com

                              STOCKHOLDER PROPOSALS

         If our Exchange Act registration is not terminated in connection with the Stock Split, stockholders may request proposals be presented at the annual meeting of stockholders to be held in 2006. Such Proposals must be received by the Company at its principal executive offices no later than _______, 2005 for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

         In addition, nominations by stockholders of candidates for election as a director or submission of new business proposals must be submitted in compliance with the Company's current Bylaws. The Company's Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such a meeting, notice must be given to the Secretary of the
Company no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting. Accordingly, under the current Bylaws, for a stockholder nomination or business proposal to be considered at the 2006 Annual Meeting of stockholders, a notice of such nominee or proposal must be received not earlier than _____, 2006 and not later than
_____, 2006. For additional requirements, a Stockholder may refer to the
Company's Bylaws, a current copy of which may be obtained without charge upon request from the Company's Secretary.

                         FINANCIAL AND OTHER INFORMATION

         The Company's Annual Report for the fiscal year ended December 31,
2004, including financial statements, together with all amendments thereto, have been sent to the stockholders. The Annual Report and all amendments thereto are not a part of the proxy solicitation materials. Additional copies of the
Company's Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the SEC on March 15, 2005 and the Form 10-K as amended and filed with the SEC on April 21, 2005, may be obtained without charge by contacting Investor
Relations at the Company's principal executive office at 535 Madison Avenue,
26th Floor, New York, NY 10022, email at wrpny@wellsford.com or by accessing the
Company's website at www.wellsford.com.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the
Common Shares held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with stockholders or their personal representatives. MacKenzie Partners, Inc. has been retained to assist in the solicitation of proxies for a fee not to exceed
$7,500 plus reimbursement of out-of-pocket expenses. No officer or director of the Company has an interest in, or is related to any principal of, MacKenzie
Partners, Inc.

                                       83

                                  OTHER MATTERS

         The Board knows of no matters other than those described in this Proxy
Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in their discretion.

                                       84

                                                                    APPENDIX A

                         WELLSFORD REAL PROPERTIES, INC.

                               PLAN OF LIQUIDATION

1. This Plan of Liquidation (the "Plan") of Wellsford Real Properties, Inc., a
Maryland corporation (the "Company"), has been approved by the Company's Board of Directors (the "Board") as being advisable and in the best interests of the
Company and its stockholders. The Board has directed that the Plan be submitted to the stockholders of the Company for approval. The Plan shall become effective upon approval of the Plan by the holders of at least a two-thirds of the aggregate outstanding shares of (a) the Company's common stock, $0.02 par value per share (the "Regular Common Shares") and (b) the Company's Class A-1 common stock, $0.02 par value per share (together with the Regular Common Shares, the
"Common Shares"), voting together as one class. The date of the stockholders'
approval is hereinafter referred to as the "Effective Date."

2. On or after the Effective Date, the Company shall be voluntarily liquidated and dissolved in a transaction intended to qualify as a complete liquidation as contemplated by Section 331 of the Internal Revenue Code of 1986, as amended.
Pursuant to the Plan, the Board shall cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the
Company in one or more transactions, without further approval of the stockholders.

3. Within 30 days after the Effective Date, an authorized officer of the Company shall (i) file Form 966 with the Internal Revenue Service, together with certified copies of the Plan and the Board's and stockholders' resolutions approving the Plan; and (ii) mail notice to all known creditors of the Company, if any, at their respective addresses shown on the records of the Company as well as all employees of the Company, if any, either at their home addresses as shown on the records of the Company, or at their business address, that the dissolution of the Company has been approved (alternatively, the Board may determine that the Company has no employees or known creditors).

4. The Company shall not engage in any business activities, except, to the extent determined appropriate by the Board to (i) exercise our right to acquire land contiguous to The Orchards in East Lyme, Connecticut (the "Orchards"), (ii)
acquire one of the parcels of land comprising the land owned by the Company in
Beekman, New York (the "Beekman Properties"), assuming that we have not sold the
Beekman Properties (or the interests in an entity that owns the Beekman
Properties) to Jeffrey H. Lynford, the Company's Chief Executive Officer, and
Edward Lowenthal, a member of the Board, or an entity controlled by them; (iii)
complete the financing and development of The Orchards, our property in
Claverack, New York ("Claverack"), and the Gold Peak phase of the Palomino Park development in Highlands Ranch, Colorado ("Gold Peak"); (iv) sell the homes or condominiums, as the case may be, to be built at The Orchards, Claverack, and
Gold Peak; (v) to the extent that we do not develop any of The Orchards,
Claverack and Gold Peak, then the sale of the land at the Gold Peak and The
Orchards projects to another developer and the sale of our joint venture interest in Claverack to our partner in that venture; (vi) effectuate the reverse/forward stock split contemplated by the Company or otherwise acquire
Common Shares of the Company; (vii) purchase additional shares of Reis Inc.
("Reis") from other investors in Reis or Reis itself; (viii) preserve and sell our assets; (ix) wind up our business and affairs; (x) discharge and pay all our liabilities; and (xi) distribute our assets to our stockholders. The Company may also engage in any activities that the Board determines will enhance the value of our assets or business and any other activities related to or incidental to the foregoing.

5. The appropriate officers of the Company shall take such actions as may be necessary or appropriate to marshal the assets of the Company and convert the same, in whole or in parts, into cash or such other form as may be conveniently distributed to the stockholders.

6. After provision for all debts and other reserves as may be deemed necessary or appropriate by the Board, the appropriate officers of the Company shall distribute, by means of one or more distributions (one or more of which distributions may be in the form of beneficial interests in the Liquidating
Trust (as hereinafter defined), all of the assets of the Company to the stockholders. Subject to the terms of the Charter and in connection therewith such officers shall execute all checks, instruments, notices and any and all other documents necessary to effectuate such distribution. The final distribution shall be made no later than the third anniversary of the Effective
Date.

                                      A-1

                                                                    APPENDIX A

7. Subject to Section 8 below and the Charter, the distributions contemplated by
Section 6 above shall be in complete liquidation of the Company and in cancellation of all shares of Common Stock issued and outstanding, and all certificates representing such issued and outstanding shares of Common Stock shall thereupon be canceled. The Board shall make such provisions as it deems appropriate regarding the cancellations, in connection with the making of distributions hereunder, of certificates representing the shares of Common Stock
(or certificates evidencing interests in the Liquidating Trust as provided in
Section 8 hereof) outstanding.

8. In the event that it should not be feasible, in the opinion of the Board, for the Company to pay, or adequately provide for, all debts and liabilities of the
Company (including costs and expenses incurred and anticipated to be incurred in connection with the liquidation of the Company) at the time the final liquidation distribution is made pursuant to Section 5 hereof, or the Board shall determine that it is not advisable to distribute at such time any of the property then held by or for the account of the Company because such property is not reasonably susceptible of distribution to stockholders or otherwise, the
Company shall transfer and assign, at such time as is determined by the Board, to a liquidating trust as designated by the Board (the "Liquidating Trust")
sufficient cash and property to pay, or adequately provide for, all such debts and liabilities and such other property as it shall have determined is appropriate. Upon such transfer and assignment, certificates for shares of
Common Stock will be deemed to represent certificates for identical interests in the Liquidating Trust. The Liquidating Trust shall be constituted pursuant to a
Liquidating Trust Agreement in such form as the Board may approve and its initial trustees shall be appointed by the Board, it being intended that the transfer and assignment to the Liquidating Trust pursuant hereto and the distribution to the stockholders of the beneficial interest therein shall constitute a part of the final liquidating distribution by the Company to the stockholders of their pro rata interest in the remaining amount of cash and other property held by or for the account of the Company. The initial trustees of the Liquidating Trust may be existing members of the Board or officers of the
Company. From and after the date of the Company's transfer of cash and property to the Liquidating Trust, the Company shall have no interest of any character in and to any such cash and property and all of such cash and property shall thereafter by held by the Liquidating Trust solely for the benefit of an ultimate distribution to the stockholders, subject to any unsatisfied debts, liabilities and expenses. Adoption of the Plan will constitute the approval by the stockholders of the Liquidating Trust Agreement and the appointment of trustees.

9. Upon assignment and conveyance of the assets of the Company to the stockholders, in complete liquidation of the Company as contemplated by the
Plan, and the taking of all actions required under the law of the State of
Maryland in connection with the liquidation and dissolution of the Company, the appropriate officers of the Company shall execute and cause to be filed with the
State Department of Assessments and Taxation of the State of Maryland, and
elsewhere as may be required or deemed appropriate, such documents as may be required to dissolve the Company.

10. Adoption of this Plan by holders of two-thirds of the outstanding Common
Shares shall constitute the approval of the dissolution of the Company and the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, or with one or more affiliates of the Company, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.
Adoption of this Plan shall also constitute approval of all financing and all other arrangements and agreements that may be made to accomplish the purposes of this Plan as determined by the Board. Nothing in this Plan shall prevent an affiliate of the Company from acquiring any asset of the Company provided that such transaction has been approved by an independent committee of the Board.

11. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the
Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

                                      A-2

                                                                    APPENDIX A

12. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the
Board, pay to the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by two-thirds of the outstanding Common Shares shall constitute the approval of the holders of the Common Shares of the payment of any such compensation.

13. The Board, or the trustees of the Liquidating Trust, and such officers of the Company as the Board may direct, are hereby authorized to interpret the provisions of the Plan and are hereby authorized and directed to take such further actions, to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may in their judgment be necessary or desirable in order to wind up expeditiously the affairs of the
Company and complete the liquidation thereof, including, without limitation, (i)
the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of, any and all property of the Company, whether real or personal, tangible or intangible, (ii) the making of any financing or other arrangements or agreements that may be made to accomplish the purposes of this Plan as determined by the Board, (iii) the appointment of other persons to carry out any aspect of this Plan, (iv) the temporary investment of funds in such medium as the Board may deem appropriate, and (v) the modification of this Plan as may be necessary to implement this
Plan.

14. The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its Charter and any contractual arrangements for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may also be satisfied out of the assets of the Liquidating Trust. The
Board, or the trustees of the Liquidating Trust, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations and Liquidating Trust's obligations hereunder. Any Liquidating Trust created pursuant to this Plan shall also indemnify its trustees, employees, agents and representatives to the maximum extent permissible by law, but in no event greater than the extent that the Company may currently indemnify its officers, directors, employees, agents and representatives.

15. The Board may terminate this Plan for any reason. The power of termination shall be exercisable both before and after approval of the Plan by the stockholders of the Company, but such power shall not continue after Articles of
Dissolution have been accepted for record by the State Department of Assessments and Taxation of Maryland. Notwithstanding approval of the Plan by the stockholders of the Company, the Board may modify or amend the Plan without further action by the stockholders of the Company but any material amendment to the Plan shall be approved by the affirmative vote of the holders of a majority of the Company's issued and outstanding Common Shares.

                                      A-3

                                                                    APPENDIX B-1

                              (REVERSE STOCK SPLIT)

                         WELLSFORD REAL PROPERTIES, INC.

                              ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

                  FIRST: The charter of Wellsford Real Properties, Inc., a
Maryland corporation (the "Corporation"), is hereby amended to provide that immediately upon the acceptance of these Articles of Amendment for record (the
"Effective Time") with the State Department of Assessments and Taxation of
Maryland (the "SDAT"), every share of common stock, $.02 par value per share, of the Corporation ("Common Stock"), which was issued and outstanding immediately prior to the Effective Time shall be changed into 1/100 of an issued and outstanding share of Common Stock of the Corporation, and the par value of such changed shares shall be increased to $2.00 per share (the "Reverse Stock
Split"). No fractional shares of Common Stock of the Corporation will be or remain issued to any stockholder who, after giving effect to the Reverse Stock
Split, owns less than one share of Common Stock in the aggregate and each such stockholder shall be entitled to receive in lieu thereof cash in an amount equal to the product of the fraction of a share held by each such stockholder multiplied by $20.50.

                  SECOND: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by the Maryland General Corporation
Law.
                  THIRD: There has been no change in the authorized stock of the
Corporation effected by the amendment to the charter of the Corporation as set forth above.
                  FOURTH: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

                                      B-1-1

                                                                    APPENDIX B-1

         IN WITNESS WHEREOF, the Corporation has caused these Articles of
Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this ____ day of ____________, 2005.

ATTEST:                                         WELLSFORD REAL PROPERTIES, INC.

By:  _________________________            By: _________________________ (SEAL)
Name:                                     Name:
Title:  Secretary                         Title:  President

                                      B-1-2

                                                                    APPENDIX B-2

                              (FORWARD STOCK SPLIT)

                         WELLSFORD REAL PROPERTIES, INC.

                              ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

         FIRST: The charter of Wellsford Real Properties, Inc., a Maryland corporation (the "Corporation"), is hereby amended to provide that immediately upon the acceptance of these Articles of Amendment for record (the "Effective
Time") with the State Department of Assessments and Taxation of Maryland (the
"SDAT"), every share of common stock, $2.00 par value per share ("Common
Stock"), of the Corporation, which was issued and outstanding immediately prior to the Effective Time shall be converted into 100 issued and outstanding shares of Common Stock of the Corporation, and the par value of such changed shares shall be decreased to $.02 per share. Fractional shares of Common Stock shall be converted on a proportionate basis.

         SECOND: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by the Maryland General Corporation
Law.

         THIRD: There has been no change in the authorized stock of the
Corporation effected by the amendment to the charter of the Corporation as set forth above.

         FOURTH: The undersigned President acknowledges these Articles of
Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

                                      B-2-1

                                                                    APPENDIX B-2

         IN WITNESS WHEREOF, the Corporation has caused these Articles of
Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this ____ day of ____________, 2005.

ATTEST:                                   WELLSFORD REAL PROPERTIES, INC.

By:  _________________________              By: _________________________ (SEAL)
Name:                                       Name:
Title:  Secretary                           Title:  President

                                      B-2-2

APPENDIX C

APPRAISAL
SELF-CONTAINED REPORT - LIMITED APPRAISAL

PROPERTY
Beekman Properties
9.03 and 14.36 Acre Parcels
Route 55
Town of Beekman
Dutchess County, NY

CLIENT
Mr. Douglas Crocker as representative of
The Independent Members of the Board of Directors of Wellsford Real Properties, Inc.
c/o Wellsford Real Properties, Inc.
535 Madison Avenue
26th Floor
New York, New York 10022

June 28, 2005

Mr. Douglas Crocker as representative of
The Independent Members of the Board of Directors of Wellsford Real Properties, Inc. c/o Wellsford Real Properties, Inc.
535 Madison Avenue
26th Floor
New York, New York 10022

Re:     Beekman Properties; 9.03 and 14.36 Acre Parcels;

Dear Mr. Crocker:

In accordance with your request, I have completed an appraisal of the above-referenced properties. The purpose of the appraisal is to estimate the market value of the fee simple interest of the subject properties as two separate parcels as of the inspection dates, June 12, 2005 for the 9.03 acre parcel and June 20, 2005 for the 14.36 acre parcel. The report to follow sets forth the most pertinent data gathered, the techniques of valuation, the reasoning leading to the opinion of value, is subject to the enclosed limiting conditions and has been made in conformance to the Code of Professional Ethics and Standards of Professional Conduct of the Appraisal Institute and New York State DEC Appraisal Standards.

The 9.03 acre subject property located on Route 55 is an oddly rectangular shaped parcel of vacant land, zoned C-2, Central Commercial district located in the Town of Beekman. The site is a moderately sloping open field with road frontage on Roue 55.

The 14.36 acre subject property located at 2640 Route 55 is an oddly rectangular shaped parcel of land with a small 660 square foot cottage built in 1940, zoned C-2, Central Commercial district located in the Town of Beekman. The site contains a mix of open fields, some level areas and woodlands. The property contains road frontage on Route 55.

The scope of the appraisal includes a physical inspection of the property, collecting basic background data on the area, neighborhood, and competitive properties, etcetera. As part of this process, local, regional and national economic trends were analyzed, in addition to the local real estate market conditions.

Beekman Properties
June 28, 2005

Hypothetical Condition Per client request, a 660 square foot wood frame cottage built in 1940 located on the 14.36 acre subject property are ignored in this analysis. The value is based on the hypothetical condition that the improvements do not exist.

Based on an exposure time of approximately twelve months, it is our opinion that the market value estimate of the fee simple interest of the subject properties as of June 12, 2005 for the 9.03 acre tract and June 20, 2005 for the 14.36 acre tract are:

9.03 ACRE TRACT
SIX HUNDRED SIXTY DOLLARS
($660,000)

14.36 ACRE TRACT
ONE MILLION SIXTY THOUSAND DOLLARS
($1,060,000)

This report will contain the descriptive data, reasoning and analysis used to develop the opinions of value of the subject property.

I appreciate the opportunity to be of service in this matter. If you have any questions, please contact me.

Very truly yours,

HUBBELL REALTY SERVICES, INC.

R. Peters Hubbell, Jr., MAI
State Certified Real Estate Appraiser No. 46...3185

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005
Page i

ASSUMPTIONS & LIMITING CONDITIONS	Page 1 of 31

CERTIFICATION	Page 2 of 31

PURPOSE OF APPRAISAL	Page 4 of 31

DEFINITIONS OF MARKET VALUE	Page 4 of 31

INTENDED USE OF REPORT	Page 5 of 31

SCOPE OF APPRAISAL	Page 5 of 31

EXTRAORDINARY ASSUMPTIONS & HYPOTHETICAL CONDITIONS	Page 5 of 31

SUMMARY OF SALIENT FACTS	Page 6 of 31

IDENTIFICATION AND HISTORY OF THE SUBJECT PROPERTY	Page 8 of 31

AREA AND REGIONAL ANALYSIS	Page 8 of 31
Dutchess County	Page 8 of 31
Population Trends	Page 8 of 31
Transportation and Market Access	Page 9 of 31
Economic Trends	Page 10 of 31
Building Activity	Page 12 of 31
Employment	Page 13 of 31
Tourism	Page 14 of 31
Housing	Page 15 of 31

Neighborhood Data	Page 16 of 31

DESCRIPTION OF SUBJECT PROPERTY	Page 16 of 31
Site Data	Page 16 of 31
Tax & Assessment Data and Analysis	Page 17 of 31
Site Improvements	Page 17 of 31
Zoning	Page 17 of 31
Tax & Assessment Data and Analysis	Page 18 of 31
Site Improvements	Page 18 of 31

PHOTOGRAPHS OF SUBJECT	Page 19 of 31

HIGHEST AND BEST USE	Page 21 of 31

HIGHEST AND BEST USE AS VACANT	Page 21 of 31
Legally Permissible	Page 21 of 31

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005
Page ii
Physically Possible	Page 21 of 31
Financially Feasible and Maximally Productive	Page 22 of 31

THE APPRAISAL PROCESS	Page 22 of 31

THE DIRECT SALES COMPARISON APPROACH	Page 23 of 31
Market Conditions	Page 24 of 31
Location:	Page 24 of 31
Land Size:	Page 24 of 31
Zoning:	Page 24 of 31
Site Characteristics:	Page 25 of 31
Utilities:	Page 25 of 31

RECONCILIATION AND FINAL VALUE ESTIMATE	Page 29 of 31
Exposure time	Page 29 of 31

ADDENDA A	Page 30 of 31
Location Maps	Page 30 of 31
Tax Map Locations	Page 30 of 31
Deeds	Page 30 of 31
Aerial Map	Page 30 of 31
Flood Maps	Page 30 of 31
Wetlands Maps	Page 30 of 31
Topographical Maps	Page 30 of 31
Zoning Map and Description	Page 30 of 31
Soils Map and Descriptions	Page 30 of 31
Appraiser’s Qualifications	Page 30 of 31

ADDENDA B	Page 31 of 31
Land Sales Map	Page 31 of 31
Details to Land Sales	Page 31 of 31

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

ASSUMPTIONS & LIMITING CONDITIONS

This appraisal report, letter of transmittal, and certification are made expressly subject to the following assumptions, limiting conditions, any special limiting conditions contained in this report and are incorporated herein by reference.

1.	The legal description furnished is assumed to be correct. I assume no responsibility for matters legal in character, nor do I render any opinion as to the Title, which is assumed to be good and marketable. All existing liens and encumbrances, if any, have been disregarded and the property appraised as though free and clear, under responsible ownership and competent management.

2.	The sketches in this report are included to assist the reader in visualizing the property. I have made no survey of the property and assume no responsibility in connection with such matters.

3.	I assume to be reliable the information which was furnished by others, but I assume no responsibility for its accuracy.

4.	Possession of this report, or a copy thereof, does not carry with it the right of publication, nor may it be used for any purpose other than the intended use by the appraiser or the applicant without the previous written consent of the appraiser or the applicant, and then only with proper qualification.

5.	I am not required to give testimony or to appear in court by reason of this appraisal, with reference to the property in question, unless arrangements have been previously made therefor.

6.	The distribution of the total valuation in this report between land and improvements applies only under the existing program of utilization. The separate valuations for land and building(s) must not be used in conjunction with any other appraisal and are invalid if so used.

7.	No investigation has been made to determine if there are subsurface deposits of gas or minerals.

8.	The comparable sales data relied upon in this appraisal is believed to be from reliable sources; however, it was not possible to inspect the comparables completely, and it was necessary to rely on information furnished by others as to said data. Therefore, the value conclusions are subject to the correctness and verification of said data.

9.	The appraiser has inspected, as far as possible, by observation the land and any improvements thereon. However, it was not possible to personally observe conditions beneath the soil or hidden structural components within any improvements. Therefore, no representations are made herein as to these matters, and unless specifically considered in the report, the value estimate is subject to any such conditions that could cause a loss in value. Condition of heating, cooling, ventilating, electrical and plumbing equipment is considered to be commensurate with the condition of the balance of any improvements, unless otherwise stated.

10.	Neither all nor any part of the contents of this report shall be conveyed to the public through advertising, public relations, news, sales, or other media, without the written consent and approval of the author, particularly as to valuation and conclusions and the identity of the appraiser or the firm with which he is connected.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Hypothetical Condition

Per client request, a 660 square foot wood frame cottage built in 1940 located on the 14.36 acre subject property are ignored in this analysis. The value is based on the hypothetical condition that the improvements do not exist.

CERTIFICATION

I certify that, to the best of my knowledge and belief:

The statements of fact contained in this report are true and correct.

The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are my personal, unbiased professional analyses, opinions, and conclusions.

I have no present or prospective interest in the property that is the subject of this report, and I have no personal interest or bias with respect to the parties involved.

My compensation and employment for this appraisal is not contingent upon the reporting of a predetermined, minimum, specific or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, the occurrence of a subsequent even or the approval of a loan.

To the best of my knowledge and belief, the analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice, the requirements of the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute and New York State DEC Appraisal Standards.

I have not made a personal inspection of the property that is the subject of this report.

No one provided significant professional assistance to the persons signing this report other than Andrew Ward, staff appraiser.

The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

As of the date of this report, I have completed the requirements of the continuing education program of the Appraisal Institute.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

It is my opinion that the market value as defined herein of these properties:

•	9.03 acre tract as of June 12, 2005 is: $660,000.
•	14.36 acre tract as of June 20, 2005 is: $1,060,000.

Date:	July 1, 2005

Signature:

Andrew Ward
Staff Appraiser

Signature:

R. Peters Hubbell, Jr., MAI
State Certified General Real Estate Appraiser No. 46..3185

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

PURPOSE OF APPRAISAL

This appraisal will evaluate the subject properties in order to estimate the current market value in an “as is” condition for the purpose of corporate transfer of the properties to Jeffrey Lynord, Chairman, President and CEO of Wellsford Real Properties, Inc. And for Edward Lowenthal, a member of the Board of Directors.

DEFINITIONS OF MARKET VALUE

Market value is defined by the federal financial institutions regulatory agencies as follows:

A)	The most probable price, as of a specified date, in cash, or in terms equivalent to cash, or in other precisely revealed terms for which the specified property rights should sell after reasonable exposure in a competitive market under all conditions requisite to a fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self-interest, and assuming that neither is under undue duress.[1]

B)	Market Value - means the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

	(1)	Buyer and seller are typically motivated;

	(2)	Both parties are well informed or well advised, and acting in what they consider their own best interest;

	(3)	A reasonable time is allowed for exposure in the open market;

	(4)	Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

	(5)	The price represents the normal consideration for the property sold unaffected byspecial or creative financing or sales concessions granted by anyone associated with the sale.[2]

1 Appraisal Institute, The Dictionary of Real Estate Appraisal, 3rd ed. (Chicago: Appraisal Institute, 1993), p. 222.

2 Rules and Regulations, Federal Register, Vol. 55, No. 165, Page 34696.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

INTENDED USE OF REPORT

This report is prepared to assist the client, Mr. Douglas Crocker as representative of The Independent Members of the Board of Directors of Wellsford Real Properties in estimating the market value of the subject property, as of the date of inspections, June 12, 2005 for the 9.03 acre parcel and June 20, 2005 for the 14.36 acre tract (yet to be purchased), for purpose of corporate transfer of the properties to Jeffrey Lynord, Chairman, President and CEO of Wellsford Real Properties, Inc. And for Edward Lowenthal, a member of the Board of Directors.

SCOPE OF APPRAISAL

As part of this appraisal, I have made a number of independent investigations and analyses. I have relied on data retained in my office files, which are regularly updated. The investigations undertaken and the major data sources used are listed below.

• Area and Neighborhood Analysis - examined various County and State generated documents such as such as the preliminary 2000 census figures as published by the U. S. Department of Commerce, Bureau of Census. Local economic data was gathered from a variety of sources such as the Dutchess County Department of Planning, the Marist College Bureau of Economic Research by Dr. Ann E. Davis. Factual data on comparable sales was gathered from the Dutchess County Real Property Tax Office and the various town offices.

• Site and Improvement Description and Analysis - examined tax maps prepared by the Real Property Tax Office of Dutchess County. The 9.03 acre subject was inspected on June 12, 2005 and the 14.36 acre subject on June 20, 2005 by walking the land and photographing portions of the site. Also examined were surveys, topographical maps, aerial photographs, soil maps, flood plain and freshwater wetland maps.

• Market Data Program - obtained data on land sales by researching transactions in Dutchess County from January 2002 through June 2005, which were considered comparable to the subject properties. The deeds were examined at the various County Clerk’s Offices; buyers, sellers, attorneys and other parties involved in the transaction, such as lenders and/or brokers, were contacted to verify the sale transaction data to ensure that all sales were at arms length.

• Highest and Best Use - In estimating highest and best use for the subject property, an analysis was made of the data compiled above, in order to help estimate the economic feasibility of the subject. After assembling and analyzing the data defined in this scope of the appraisal, a final estimate of market value has been made.

EXTRAORDINARY ASSUMPTIONS & HYPOTHETICAL CONDITIONS

This appraisal report and the values herein are subject to the following hypothetical conditions:

• Per client request, the existing improvements , a 660 square foot wood frame cottage built in 1940 located on the 14.36 acre subject property are ignored in this analysis. The value is based on the hypothetical condition that the improvements do not exist.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

SUMMARY OF SALIENT FACTS

TYPE OF PROPERTY:	9.03 acre tract:	Vacant land tract;
	14.36 acre tract:	Land tract with minor improvements - viewed
as a Vacant land tract;

LOCATION:	Route 55, Town of Beekman, Dutchess County, NY

OWNER OF RECORD:	9.03 acre tract:	Beekman Housing Ventures, LLC
	14.36 acre tract:	Diamondhorse Developers Inc.

PROPERTY RIGHTS
APPRAISED:	Fee simple interest

DEED REFERENCE:	9.03 acre tract:	Liber 22005 - Page 1766
	14.36 acre tract:	Liber 22004 - Page 3812 &
Liber 22003 - Page 7710

TAX MAP REFERENCE:	9.03 acre tract:	6758-00-914970
	14.36 acre tract:	6758-00-870046

ACREAGE:	Two tracts of approximately 9.03 acres and 14.36 acres;

ACREAGE SOURCE:	Assessor records;

ZONING:	C-2, Central Commercial District

IMPROVEMENTS:	9.03 acre tract:	None
	14.36 acre tract:	660 square foot cottage built in 1940 of
nominal value;

UTILITIES:	Access to municipal water and sewer;

DEED RESTRICTIONS
& EASEMENTS:	None noted;

ASSESSMENT:	9.03 acre tract -	$338,500
	14.36 acre tract -	Total - $195,700; Land - $120,100

TOPOGRAPHY:	9.03 acre tract -	moderately sloping; open field;

	152.25 acre tract -	moderately sloping, some level areas; mix of
open fields and woodlands;

FLOOD ZONE:	Zone C, areas of minimal flooding per comm-panels; Panel # 361333
0001 0014 C; not printed;

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

WETLANDS:	None;

SOIL TYPES:	9.03 acre tract -	Stockbridge silt loam, 3 to 8 percent slopes;
Stockbridg silt loam, 8 to 15 percent slopes;
Stockbridge silt loam, 15 to 25 percent slopes;

	152.25 acre tract -	Stockbridge silt loam, 3 to 8 percent slopes;
Stockbridg silt loam, 8 to 15 percent slopes;
Stockbridge silt loam, 15 to 25 percent slopes;
Georgia silt loam, 3 to 8 percent slopes;
HIGHEST AND
BEST USE:	Commercial Development; Multi-Family Development

DATE OF VALUATION:	9.03 acre tract -	June 12, 2005
	14.36 acre tract -	June 20, 2005

ESTIMATE OF
MARKET VALUE:	9.03 acre tract -	$660,000
	14.36 acre tract -	$1,060,000

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

IDENTIFICATION AND HISTORY OF THE SUBJECT PROPERTY

9.03 acre tract
Based on publicly available documents and deeds reviewed by this appraiser, the subject property is a vacant land parcel of 9.03 acres. It may be further described as parcel number 6758-00-914970. The 9.03 acre parcel has apparently been vacant land for some time and was a piece of subdivided site. The subject property is located in the Town of Beekman, Dutchess County on Route 55. The property was last purchased by the current owner of record, Beekman Housing Ventures, LLC for $650,000 from CMJ Properties, LLC in deed dated February 15, 2005, recorded in Liber 22005, Page 1766. The original deed is included in the addenda of this report.

14.36 acre tract
Based on publicly available documents and deeds reviewed by this appraiser, the subject property is a 14.36 acre parcel improved with a 660 square foot wood frame cottage, built in 1940. It may be further described as parcel number 6758-00-870046. The subject property is located in the Town of Beekman, Dutchess County at street address 2640 Route 55. The property was last purchased by the current owner of record, Diamondhorse Developers Inc. for $450,000 from Poughquag Associates, LLC in deed dated September 11, 2003, recorded in Liber 22003, Page 7710. Additionally, a portion (.02 acres) of Tax Map Parcel 6759-04-800112 was deeded to Diamondhorse Developers Inc. for no consideration from John C. Garito in deed dated December 30, 2003, recorded in Liber 22004, Page 3812. According to Dutchess County Records, this .02 acre portion of land is a part of the 14.36 acre tract identified as 6758-00-870046. The original deed is included in the addenda of this report. According to a representative of the client, Beekman Housing Ventures, LLC has an option contract with the current owners of the 14.36 acre tract that states that Beekman Housing Ventures, LLC has the right (not the obligation) to purchase the land based on a subdivision approval (not yet applied for) for 80 units at $18,000 per unit for a total of $1,440,000. The option contract was signed in December of 2004.

AREA AND REGIONAL ANALYSIS

Dutchess County is one of seven counties in the Mid-Hudson Valley Region of New York State. A region termed New York's natural growth areas due to the proximity of New York City and its attractive landscape. Dutchess County is located in the center of this Mid-Hudson Region which also includes Columbia, Ulster, Orange, Putnam, Rockland, and Westchester. Dutchess is bounded by:

– Columbia County to the north - primarily a rural farming area;

– Putnam County to the south - with a rugged, tree covered landscape, a suburban location for many who work in Westchester County and New York City;

– Orange and Ulster Counties lies to the west sharing the Hudson River with Dutchess;

– Connecticut in New England forms the eastern border;

Population Trends
The 2000 Census indicates the mid-Hudson region (counties of Dutchess, Orange, Ulster and Putnam) continues to enjoy a population growth of approximately 10% that is double that of New York State’s growth rate of 5.5%. As a comparison, the lower Valley counties of Westchester and Rockland experienced slower growth rates. These growth rates have exceeded mid-census projections by the Dutchess County Planning Department; our estimates are that the 8% growth over the past ten years in Dutchess will continue through the year 2005 with an estimated population, as of mid decade, of 291,500.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Dutchess has traditionally been considered a part of the metropolitan New York region. In recent years the County is becoming a bedroom community for out-of-county employees due to lower housing costs than those found in Queens, Bronx and Westchester Counties, Long Island and Fairfield County, Connecticut.

Annual migration from Internal Revenue Service data indicates that from the period 1996 to 2002 that the number of tax returns for filers who moved to the mid-Hudson Valley from the New York/New Jersey metro region exceeded the numbers of filers who moved to the metropolitan area. The southern portion of the region, Westchester, Orange and Rockland Counties experienced the larger numbers of in-migrants. There was considerable migration within the region, also. In migration from other “high tech” states such as California, Massachusetts, Texas and North Carolina was a net gain to the region.

Recent figures shows that 76% of the County’s workforce of over 120,000 work within the County and 91% work within the mid-Hudson region. Recent commuting figures indicate approximately 30,000 commuters cross Dutchess County borders to employment centers to the south and east. A significant number of these persons commute to Manhattan daily, while many more commute to Westchester County, Danbury in Connecticut and northern New Jersey.

The population of the county is unevenly distributed with 62% in the southwestern quadrant in the Towns of: Fishkill, East Fishkill, Wappinger, LaGrange and Poughkeepsie, and the cities and villages of Beacon, Poughkeepsie, Wappingers Falls and Fishkill.

Transportation and Market Access
Three major highways traverse Dutchess County and provide easy accessibility into the Metro New York and New Jersey areas:

–	Interstate 84 is a major east/west artery running from Scranton, Pennsylvania through New York and into New England.

–	NYS Route 9 intersects Interstate 84 at Fishkill then running into Putnam and Westchester Counties to the south and north to the Capital District in Albany, New York.

–	Taconic State Parkway bisects the county in a north and south direction. It is a scenic route used by many tourists leading into the New England area. In a southerly direction, the TSP leads directly into New York City.

Continued business and residential growth are anticipated near these major transportation corridors.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Air Service
The influence of two airports is supporting the growth strategy of the Dutchess County area:

Stewart International Airport
–	Located in the Towns of Newburgh and New Windsor, near the I-87 and I-84 intersection.
–	One of the largest airports in the United States with over 10,000 acres of land, 12,000 foot runway, and an instrument landing system capable of handling any type of aircraft.
–	American Airlines, American Eagle, Delta Airlines, United Express, USAir and USAir Express provide daily service.
–	Certified US Free Trade Zone.

Dutchess County Airport
–	Located in Wappinger Falls.
–	The facility provides services for small corporate and private aircraft with two runways ranging in length of up to 5,000 feet.
–	Operated by Dutchess County, the airport no longer offers commercial air service.

Commuter Rail Service
The Metro Transportation Authority provides two terminuses’ for the commuter rail lines from Poughkeepsie in western and Wassaic in eastern Dutchess County, reaching Manhattan by rail in approximately two hours. Construction was completed in 1999 extending the Harlem Valley Line north from Dover Plains to the hamlet of Wassaic in the Town of Amenia, thereby opening much of northeastern Dutchess County to commuter rail access serving New York City. Amtrak also has a passenger station in Rhinecliff with direct service into New York City on the southbound and to the Capital district and beyond northbound. The number of weekday commuters has risen significantly over the last few years to a total of 4,362 inbound riders over both Metro-North lines. The Hudson line is up by 187% and the Harlem line is up 549% since 1985. Weekend trips over the same lines is also up in similar proportions. This increase in commutation has been so extensive that a multi-tier parking deck has just been completed at the Poughkeepsie railroad station and the parking lots along the Harlem Valley line are running at capacity with many Connecticut cars evident.

Economic Trends
Dutchess County's economic base has historically been strong but manufacturing employment base declined during the last half of the 1990's into 2000. There was a slight up-tick in 2001 with declines continuing into 2002 and 2003. The 2003 change in the national employment categories manufacturing now falls under “goods producing”, “Goods producing” employment has been stable to declining within the County with the manufacturing segment decline steadily since 1998, the last positive year. Manufacturing employment represented 43.1% of the Dutchess County non-farm work force in 1980, compared to only 14.8% as of 2002 and 13.7% in 2003. IBM employment represents almost 70% of total manufacturing employment and 9.5% of total County employment. While in 1992 nearly three-quarters of County wide manufacturing employment was at IBM Corporation representing 15% of the total County workforce. In comparison to both the mid-Hudson region and New York State, the county manufacturing employment, as a percent of total employment, is almost 60% greater.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Principle IBM plant locations are in East Fishkill and Poughkeepsie; the now closed Kingston (Ulster County) facility has been acquired by a private developer. IBM employment as of January 2003 was 11,346 down from the 1985 peak of 30,700, a 62% decline, and a slight decline from year end 2001. The bottom for employment levels at IBM was 9,800 employees reached at the end of 1996. Plans are for the computer giant to slowly increase employment. The announcement in October 2000 of the construction of a new $2.5 billion chip plant a 1,000 new employees were expected to be fully added by January 2003. This has not happened; the new jobs announced are to be over and above the June 2000 employment levels at the Hudson Valley Research Park and not limited to the new 300-millimeter chip plant specifically, but to any IBM jobs at the site. As illustrated by the history of IBM employment below, this dramatic increase in employment has not occurred.
IBM Employment - at end of each year (in thousands)

1990*	1991*	1992*	1993*	1994	1995	1996	1997	1998	1999	2000	2001	2002*

26.4	24.4	21.4	13.1	9.7	10.1	9.8	10.0	10.4	11.0	NA	11.8	11.4

Source: *IBM as reported to Poughkeepsie Journal; all others as reported by IBM, compiled by Marist College Bureau of Economic Research.

IBM, the dominating economic force in the region, will continue to provide stability to the local economy. The East Fishkill plant with a $700 million investment is producing a new generation of chips for use in both IBM main frames and sale to outside makers. The Poughkeepsie plant will continue to produce main frame computers; however, the market for these products is considered to have matured with slow growth forecast. However, the recent development of parallel computing systems for main frames gives some upside potential. The Kingston facility sold early in 1998 for combined amount of $3,100,000 plus an additional $13,500,000 as a reimbursement to IBM for the Fleet build-out cost and renamed Tech City. The first major tenant was announced in late April 1998 reportedly taking 168,000 square feet on fifteen year terms at an average rent of $4.56 per square foot including CAM. There previously were two small users of not more than 37,000 square feet occupying part of the site. New York State facilitated a lease deal in October 1996 between Fleet Financial and IBM of 600,000 square feet moving 3,500 full and part-time jobs to the site.

Historically, Dutchess County has led the state in percentage of employed during recent years. This trend reversed during the early 1990's with the Poughkeepsie area (Dutchess County) peaking at an 11.2% unemployment rate in June 1993, in comparison to New York State in total at 8%. The shift in jobs continues away from manufacturing in general with a net loss of 300 manufacturing jobs in the County during 2003. The service providing sector is currently (as of 2003 averages) the single largest employer with 81% of the labor force; followed by government with approximately 19% each, stable from the year before.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

The mid-Hudson region has benefitted from Westchester County's increased commercial real estate activity. Since the "9-11" terrorist attacks on the New York World Trade Center major Manhattan based financial companies looking to decentralize are looking to Westchester as a viable alternative for new office or redundant operations. In 2002 Morgan Stanley purchased the former Chevron/Texaco building with plans to invest more than $200 million in the property, house more than 1,500 workers and contain a 120,000 square foot trading floor in the 750,000 square foot facility located in Harrison. The law firm Skadden Arps has recently established regional offices in the County. In April of 2003 New York Life Insurance Company announce that they have closed on the 383,00 square foot Mount Pleasant Executive Center located in Sleepy Hollow. The insurance company has plans to house 1,000 workers and invest approximately $20 million in the former IBM facility. Regional real estate brokers have commented that “more New York City companies are looking at Westchester County”; because of its strategic location just north of Manhattan, its fine rail and highway systems and attractive pricing. Office space in the County goes for $19 to $28 per square foot, while Fairfield County Connecticut rents are running from $22 to as high as $70 per square foot for prime space in Greenwich. Currently it is reported, as of March 2003, there are about 20 New York firms studying the Westchester office market, four of which have large space requirements of 100,000 to 300,000 square feet.

This trend of major companies locating operations in Westchester is expected to further fuel the Dutchess County housing market especially in the more developed southern portion of the County. Salaries are substantially greater in Westchester than in Dutchess for comparable work, while housing prices are substantially lower (see housing activity section of portion of the report).

Sullivan County, considered part of the mid-Hudson region, has been identified as a location for Native American casino gaming as a replacement for the now moribund famous Catskill resorts that once dominated the local economy during the 1950's through 1970's. Presently there are three proposed casino projects; the $500 million Cayuga Nation/Alpha Hospitality Corporation development at the old Monticello Raceway, the $500 million St. Regis Mohawk/Park Place Entertainment at the Kutsher’s resort in the Town of Thompson, and the $500 million Stockbridge Munsee Band of Mohicans/Trading Cove Associates casino near exit 107 off Route 17 also in the Town of Thompson. The Cayuga Nation casino project would entail more than 600,000 square feet of new construction including a 137,00 square foot gaming floor, in addition to improvements to the racetrack. Approvals are expect within the next six months ( late summer 2003); New York State must also approve the project. Local governments are expect to receive approximately $20 million annually from the three gaming casinos.

Building Activity
As of the end of 2004, the number of building permits for all residential construction, County wide, was down in number from 1,045 in 2003 to 904 in 2004. The annual dollar cost was up from $210,956,785 to $221,325,439. For single family homes, the number of construction permits was down from 1,026 in 2003 to 872 in 2004. The annual dollar cost, however was up from $201,597,563 to $207,898,500.

New major projects within the County as reported by the County Planning Department’s August 2004 “Major Projects”summary shows that the number of units for residential projects was up from 10,823 units in 2003 to 12,812 in 2004. The new projects for 2004 include development of 60 condo units on the Hudson River in the City of Poughkeepsie by Ginsburg Development and a large condo and townhouse project at the Casperkill Country Club site of 469 units. A total of 471 units of residential subdivision activity in Amenia, Beekman, Clinton, Hyde Park and Pine Plains. A total of 96 senior housing units at a project in the Village of Red Hook. The Town of Poughkeepsie is experiencing the most diversified development with a 115,000 square feet of self-storage space, a 49 unit mobile home park, a 57,000 square foot retail/hotel development known as “Spackenkill Plaza”, a 76 unit apartment complex and 78,000 square foot retail center.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Completed projects as of February 2004 include Poughkeepsie Galleria’s 38,000 square foot expansion, the Spackenkill plazas retail and hotel project, as well as Montgomery Row, a retail and office project in the Village of Rhinebeck. Withdrawn projects include the Hudson Valley Federal Credit Union’s expansion in the Town of Poughkeepsie and the Holiday Inn’s addition in the Town of Poughkeepsie.

Employment
The 2004 fourth quarter review compiled by the Marist College Bureau of Economic Research indicates that manufacturing employment has yet to reach levels of June 1992 in the IBM impacted counties of Ulster and Dutchess and likely never will. The mid-Hudson Valley continues to experienced further contraction in manufacturing employment while trade and service continues to expand.

New York State is the second largest employer in the County, primarily at the various correction facilities and the regional DOT headquarters. Federal workers number 2,000, while county workers register 1,950. The service providing sector is the largest employment sector in the County with government in second position. The U.S. Postal Service employs 600 individuals at the Remote Encoding Center in Fishkill, which was expected to close in 2004.

TOP NON-GOVERNMENT EMPLOYERS, Feb, 2003

Company	Employees

IBM	13,625

Vassar Brothers Hospital	2,000

St. Francis Hospital	1,224

Vassar College	1,800

Marist College	950

GAP, Old Navy	950

Philips Semiconductor Corp.	950

Central Hudson Gas & Electric	950

Culinary Institute of America	500

Total employment in the mid-Hudson Valley region has realized gains from one year ago, up by 1.48%, exceeding the growth rate of New York State which increased by .55%. The regional growth rate last year was modest compared to the last ten years and the ten year expansion in the work force. The rate of job creation regionally continues to exceed that of the state.

Dutchess County increased in average annual non-farm employment in 2004 compared to 2003, up by 1.83% with the individual sectors as follows.

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Beekman Properties
June 28, 2005

Annual Nonagricultural Employment - % change

	2004	2003	2002

total nonfarm	1.83%	0.80%	0.20%

total private	2.29%	1.30%	-0.30%

goods producing	-0.22%	0.40%	-4.90%

nat resources, mining & construction	0.70%	7.14%	-3.45%

manufacturing	-0.56%	-1.80%	-5.40%

Service-Providing	2.20%	1.00%	1.20%

trade, transp, utilities	2.74%	-0.50%	-2.50%

information	3.35%	-5.00%	-4.80%

financial activities	6.60%	2.10%	-4.30%

prof & business serv	5.87%	9.20%	-1.10%

educational health serv	2.69%	0.80%	5.20%

leisure & hospitality	1.78%	0.00%	3.40%

other services	1.05%	2.50%	0.00%

government	-0.54%	-0.40%	1.30%

Total non-farm employment in all job sectors has finally surpassed the previous peak employment year of 1990 at 121,000 with a total for 2004 of 122,708.

Average hourly earnings for production workers in 2004 within the state increased over the previous year by 3.76% from $17.03 in 2003 to $17.67 in 2004. Figures for the Hudson Valley and Dutchess County were not reported by our data source, the Marist College - Bureau of Economic Research.

The average unemployment rate for the County decreased during the year .77% from 4.92% in 2003 to 4.15 % in 2004, representing a change of 15.65%. In comparison, the other counties in the mid-Hudson Valley region all experienced declines as well.

Tourism
According to two indicators of visitations to historic sites in the Hudson Valley, tourist activity in 2004 decreased from that of 2003 continuing a three year decline. However, total dollar expenditures for Dutchess County have been steadily increasing each year since 1993 with the 2000 figure about equal to the 1999 expenditures of $1,200,000.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Tourism receipts

Year	1993	1994	1995	1996	1997	1998	1999

Total	$660,208	$730,394	$777,482	$865,245	$921,642	$1,036,268	$1,200,000

source: Poughkeepsie Journal 2/27/00 and DC Tourism Council

The Poughkeepsie Journal reports that in 2001 3.6 million visitors came to Dutchess County with approximately half a million of those making visits to the Roosevelt, Vanderbilt and Eleanor Roosevelt National Historic Sites. The industry contributed over 11,000 jobs in 2001 for about 9% of the County workforce.

Housing
Current data indicates an increasingly strong market. The number of single family homes sold in the County over the last five years has been consistently in the 2,000+/- units per year range, after three years in the 1,800 to 1,900 range. Prices for residential real estate over the last nine years continues to experience increasingly strong growth rates as illustrated by the following table.3

Dutchess-Average Selling Price (in thousands)

	1997	1998	1999	2000	2001	2002	2003	2004

Yrly Avg	$148.10	$156.30	$176.70	$192.40	$211.79	$262.80	$289.30	$346.54

Ann % Change	3.7%	5.5%	13.1%	8.9%	10.1%	24.1%	10.1%	13.1%

source: Marist College Bureau of Economic Research

The average price of homes in the county has increased every year since 1995 with an average appreciation of 15.77% over the last three years. The County’s average sale price for 2004 was $346,544 up 13.1% from one year earlier and up 31.9% from two years ago. The mid-Hudson Valley region’s average sale price per home in 2004 was $481,492 up 9.59% from 2003 and 23.45% from two years ago. The average price of a home in Westchester was $826,799 with the next highest average in Rockland County at $462,966. The New York State average selling price for a single family home in 2004 was $293,959, up8.83% from one year earlier and 22.9% from two years ago. Over the last two years, price appreciation in Dutchess County has surpassed that of the region when it had been comparable the previous three. It is superior to that of the state as well. The percent annual change in prices for 2005 is expected to continue the trend of the last three years given the expected in-migration from the New York City metro area. As of the first quarter of 2005 (the latest data available), the average selling home price was $367,394 up from the price of the fourth quarter of 2004 at $355,844.

According to figures compiled by the Wall Street Journal regarding housing price trends in selected areas of the country, the Hudson Valley rate of price increase was among the highest throughout the country. This rapid pace of home price inflation has raised some concern about a housing bubble in the region. This student of the local housing market has noticed that over the past twenty years housing prices tend to be somewhat “sticky” or inelastic during market downturns without large and/or rapid decline in prices; any market price correction is not expected to exceed a total of 10% to 15% from current levels. We expect the price appreciation to continue at a slower pace through 2005.

3 Source: NYSAR, Marist College Bureau of Economic Research.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

The County had a 146.9 home afford ability index in 1999 (the last available data), 37.2 points above the region at 109.7. An index of 100 indicates that the combination of sale price, 30-year fixed rate mortgage and median family income meets the requirement that 25% or less of median family income be allocated to home payments. Indexes under 100 are less affordable than an index over 100. In comparison to competing counties such as Orange (139.9) and Ulster (137.6), Dutchess is more affordable to County residents, given the County’s median family income and average home prices.

Neighborhood Data
The subject is located in the center portion of the Town of Beekman (census tract 200.02) in southern Dutchess County, with an estimated tract population of 4,822 as of 2000. The 2000 census indicated a total town population of 11,452 individuals. The 2000 median family income for the subject census tract was $77,681 and an estimated 2005 tract median family income at $90,279. The township is one of upper level incomes and affluence, given the median household income and cost of housing. The 2000 census tract data indicated a total of 1,655 housing units of which 1,357 were owner occupied, 230 renter occupied and 68 units vacant.

Employment is primarily found outside the township with commutation to regional employment centers both within Dutchess County and to areas to the south. Businesses within the municipality are a mix of retail, personal service, office and agriculture.

The subject properties are located with in the few commercially zoned areas of the Town of Beekman with the surrounding properties are for the most part single family residential and open space or agricultural. Much of the larger parcels of vacant land in the neighborhood are being acquired for future residential development.
DESCRIPTION OF SUBJECT PROPERTY

Site Data: The two subject land tracts are described as follows:

• The 9.03 acre tract is an oddly rectangular shaped parcel of vacant land with approximately 837± feet of frontage along Route 55. There is a small amount of frontage on Church Street that does not connect with Route 55 as shown on local Tax Maps. The site moderately sloping open field. Access to the site is via Route 55 and Church Street. The site has access to public utilities, the former Dalton Farms and Water and Sewer Systems now owned by the Dutchess County Waste and Water Authority. The soils contained on the subject are comprised of Stockbridge silt loam, 3 to 8 percent slopes; which have slight to severe limitations for building (with basements) and septic system development due to percs slowly. Stockbridge silt loam, 8 to 15 percent slopes; which have moderate to severe limitations for building andseptic system development due to percs slowly. Stockbridge silt loam, 15 to 25 percent slopes; which have severe limitations for building and septic system development due to percs slowly and slope. The property is not in a flood zone or designated wetlands as per community panel Panel # 361333 0001 0014 C; not printed;

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Beekman Properties
June 28, 2005

Zoning: The subject is in the C-2, Central Commercial District with a 20,000 square foot minimum lot size with 40 foot minimum side and rear yard setbacks. There is a minimum lot frontage of 60 feet. The side rear and side yard setbacks increase to a 60 foot minium as the subject abuts a residential district. Permitted uses include accessory structures, mental and dental clinics, retail goods and restaurants. Special permits uses include multiple-family residential dwellings )apartments, condominiums, townhouses), business and professional offices, gas stations, hotel/motel or inn, etc.

Deed Restrictions/Easements: None Noted

The maps specifics to the subject and related information of the zoning ordinances, soils, etc. that applies are found in the addenda.

Tax & Assessment Data and Analysis: The subject property is identified as Town of Beekman, Tax Map Parcel 6758-00-914970 with an assessed land value of $338,500. The 2005 equalization rate is 62%, the 2005 combined tax rate for the town, county, and fire district is $8.16; the 2004/05 Arlington school tax rate (non-homestead) is $31.68 per $1,000 of assessed value. The overall estimated tax burden for the subject of $13,485. It is of the appraiser’s opinion that the property may be over assessed; if a reduction in comparison to other similar vacant land parcels in the area.

Site Improvements: None noted;

•	The 14.36 acre tract is an oddly rectangular shaped parcel improved with a 660 wood frame cottage built in 1940 containing approximately 1,454± feet of frontage along Route 55. The site moderately sloping and a mix of open fields and woodlands. A gravel Access to the site is via Route 55. There is a gravel driveway that provides access to the cottage site. The site has access to public utilities, the former Dalton Farms and Water and Sewer Systems now owned by the Dutchess County Waste and Water Authority. The soils contained on the subject are comprised of Stockbridge silt loam, 3 to 8 percent slopes; which have slight to severe limitations for building (with basements) and septic system development due to percs slowly. Stockbridge silt loam, 8 to 15 percent slopes; which have moderate to severe limitations for building and septic system development due to percs slowly. Stockbridge silt loam, 15 to 25 percent slopes; which have severe limitations for building and septic system development due to percs slowly and slope. Georgia silt loam silt loam, 3 to 8 percent slopes; which have severe limitations for building and septic system development due to percs slowly and wetness. The property is not in a flood zone or designated wetlands as per community panel Panel # 361333 0001 0014 C; not printed;

Zoning: The subject is in the C-2, Central Commercial District with a 20,000 square foot minimum lot size with 40 foot minimum side and rear yard setbacks. There is a minimum lot frontage of 60 feet. The side rear and side yard setbacks increase to a 60 foot minium as the subject abuts a residential district. Permitted uses include accessory structures, mental and dental clinics, retail goods and restaurants. Special permits uses include multiple-family residential dwellings )apartments, condominiums, townhouses), business and professional offices, gas stations, hotel/motel or inn, etc.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Deed Restrictions/Easements: None Noted

The maps specifics to the subject and related information of the zoning ordinances, soils, etc. that applies are found in the addenda.

Tax & Assessment Data and Analysis: The subject property is identified as Town of Beekman, Tax Map Parcel 6758-00-870046 with an assessed total value of 195,700 and an land value of $120,500. The 2005 equalization rate is 62%, the 2005 combined tax rate for the town, county, and fire district is $8.16; the 2004/05 Arlington school tax rate (homestead) is $25.72 per $1,000 of assessed value. The overall estimated tax burden for the subject of $6,630. The subject is considered to be fairly assessed in comparison to other similar vacant land parcels in the area.

Site Improvements: There is a one-story 660 square foot wood frame cottage built in 1940. The cottage was in fair to condition and contains two bedrooms an one bathroom, according to assessor records. There is also a small open wood frame storage shed in poor condition.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

PHOTOGRAPHS OF SUBJECT
9.03 Acre Parcel

Northwesterly view along Route 55

Southerly view along Route 55

Southwesterly view across Route 55 along
Church Street

Northwesterly view from near the southeastern
corner

Westerly view along the northern boundary

Southwesterly view from near the northeastern
corner

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

14.36 Acre Parcel

Northwesterly view along Route 55

Southeasterly view along Route 55

View of field located towards the southern
portion of the property. Note the woodlands
in the distance.

Northeasterly view from cottage site.

Southwesterly view of entrance to cottage site

Cottage

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

HIGHEST AND BEST USE

This principle of real estate valuation is defined as, "the reasonably probable and legal use of vacant land or an improved property, which is physically possible, appropriately supported, financially feasible, and that results in the highest value."[4]
Certain criteria must be met in the economic analysis to distinguish highest and best use. These are:

1.	Legally Permissible: Is it permissible, therefore possible?

2.	Physically Possible: Is the site, or can it be, physically adapted?

3.	Financially Feasible: Does it appear to make economic or financial sense for the proposed use to be undertaken on the site at this time?

4.	Maximally Productive: Of the financially feasible uses, what use produces the highest economic return to be undertaken on this site at this time?

The highest and best use of the land or a site, vacant and available for use, may be different from the highest and best use of the improved property. This is true when the improvement is not an appropriate use, but it makes a contribution to the total property value in excess of the site. The following tests are applied to the property, both as vacant and as improved, and must be met in estimating the highest and best use: the use must be legal and probable, not speculative or conjectural; demand for the use must exist and must yield the highest net return in terms of dollars to the land among the competing alternatives.

The highest and best use is the best estimate of the appraiser, based on his opinion, as to the most profitable use among those competing alternatives, after analyzing the competitive forces within the market where the property is located, at the date of valuation.

HIGHEST AND BEST USE AS VACANT

Legally Permissible The legal restrictions, as they apply to the subject, would be private restrictions such as easements and covenants, plus public restrictions such as the municipality’s zoning ordinance. There are no noted legal restrictions. Commercial/multi-family residential development is the most likely legal use given the size of the subject and the neighborhood, in addition to meeting the zoning requirement.

Physically Possible This is the constraint imposed on the possible use of the site which is dictated by the physical aspects of the subject site itself. The sites are 9.03 and 14.36 acre parcels, both with good frontage and good access via Route 55. The topography of the 9.03 acre site is a moderately sloping open field. The 14.36 acre site is moderately sloping and a mix of open fields and woodlands. There are some level areas. Both sites contain soil conditions that indicate severe to slight limitations for development. Recent development in the area indicates developers are willing to cover large excavation costs for positive returns on individual lot and home sales. Given the history of the neighborhood and the subject size, it is possible that the subject could be developed with some type of commercial/multi-family residential development.

4 The Appraisal of Real Estate, Tenth Edition, American Institute of Real Estate Appraisers, 875 North Michigan Avenue, Chicago, Illinois, 1992, Page 275. Illinois, 1992, Page 275.

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Beekman Properties
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Financially Feasible and Maximally Productive This test analyzes the uses that are both legally permissible and physically possible, eliminating those uses which do not meet the criteria to produce income or return equal to or greater than the amount needed to satisfy operating expenses, financial obligations and capital amortization. Uses that are expected to produce a positive return are now regarded as being financially feasible within some price limit. From those financially feasible uses, the one maximally productive use is then estimated.

Recent residential/commercial projects in the Town of Beekman and the surrounding indicates commercial/multi-family residential development is financially feasible for the subject. Recent approved projects in the Town of Beekman include a 16 unit apartment complex and restaurant, 34 lot approved subdivision called Plum Court and 29 lot subdivision project called Victoria Estates. As recent as the May 19, 2005 Town of Meeting, there has been proposals of a 40 unit townhome project called Victoria Estate Townhomes.

Per client request, the existing improvements , a 660 square foot wood frame cottage built in 1940 located on the 14.36 acre subject property are ignored in this analysis. The value is based on the hypothetical condition that the improvements do not exist. Additionally, it is of the appraiser’s opinion that given the age, condition and under utilization of the commercially zoned land, the cottage is of only nominal value. The 14.36 acre parcel will be treated as vacant land only.

It is the appraiser’s opinion that the subject property would have a highest and best use for some type of commercial/multi-family development.

THE APPRAISAL PROCESS

There are three approaches to value estimation potentially available to the appraiser in every appraisal assignment, namely: the Direct Sales Comparison Approach, the Cost Approach, and the Income Approach. The appraiser has considered each of these approaches in the appraisal process.

The Direct Sales Comparison Approach has as its premise the principle of substitution, which holds that an informed purchaser will pay no more for a property than the cost of acquiring a satisfactory substitute property, with the same utility as the subject property on the current market. The sales adjustment process, which is at the heart of the sales comparison analysis, is based on identification and measurement of the effect that the presence, absence or amount of some characteristics have on the sales price of competitive (comparable) properties and hence on the value of the subject property itself.

The Income Approach has as its premise that value is the present worth of anticipated or forecast future benefits. Present worth is obtained by discounting (i.e., the form of capitalization applied to calculate the present worth of a future income stream). This approach is generally applicable only to investment real estate expected or capable of producing money income.

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Beekman Properties
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The Cost Approach has as its premise that the informed rational purchaser will pay not more for a property than the cost of reproducing a substitute property with the same utility as the subject property. To the site value (estimated by the Direct Sales Comparison Approach) is added the present worth of the improvements (reproduction costs less accrued depreciation) thereby developing the value of the entire property.

The applicability of any approach in a given appraisal problem depends on the problem, type of property, the market, the availability and quality of the data. Normally, each approach will indicate a different value and this serves as a check to aid in identifying erroneous assumptions. After all factors in each of the three approaches have been carefully weighed, the estimated indications of value are correlated to arrive at a final estimate of market value.

I have considered the three approaches in estimating the market value of the subject property. The cost approach was not utilized as this approach is most applicable where a new or nearly new construction is evident, and since the subject is vacant land this approach is not applicable. The income approach was not utilized as there is no income related to this subject. The direct sales comparison approach was the sole approach utilized in estimating the current market value of the subject properties as a vacant land parcels.

THE DIRECT SALES COMPARISON APPROACH

The Direct Sales Comparison Approach (Sales Approach) requires the appraiser to research the market for sales of properties similar to the subject properties. The properties are considered as two separate entities of vacant land with the previously described site characteristics.

The appraiser searched for comparable land sales in the subject towns of Beekman as well as other towns in Dutchess County, New York. These sales were chosen for their similar characteristics of location, site character and size. For this assignment, five sales of vacant land similar to the subject are analyzed. The sale properties are compared and adjusted in relation to the subject in the Adjustment Grids for:
•	market conditions
•	location
•	land size
•	zoning
•	site characteristics
•	utilities
•	approvals

The grids is included at the end of the valuation section of the report to assist the reader in understanding the adjustment process, while the sales are found in the Addenda.

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Beekman Properties
June 28, 2005

Market Conditions: Changing market conditions can obviously affect sale prices. Market conditions can change due to a number of factors, such as tax law revisions, supply and demand imbalances, economic recession, or economic boom. Each comparable sale should be analyzed to determine if the market conditions at the time of sale were different than those that prevail as of the effective date of the appraisal. If the comparable property sold when higher prices were prevalent, then a negative adjustment should be made to account for the difference, and the opposite if prices were lower. In this case, the price of real estate in Dutchess County has continued to appreciate over the last several years and therefore a positive annual adjustment of 6% was made for all sales based on discussions earlier in the report.

Location: The location adjustment takes into consideration the neighborhood and its environment, including such things as the relative closeness to facilities, price ranges of neighboring properties, the socio-economic position of the neighborhood, and general amenities of the neighborhood in relationship to other similar and competitive areas.

•	9.03 acre tract; A negative adjustment is required for sale 4 due to its close proximity to Route 84 a major commuter highway and proximity to a metro train station, deemed superior to the subject. A negative adjustment is required for Sale 5, as it contains extensive Hudson River frontage, deemed superior. A positive adjustment is made for Sale 3 as it accessed via a dirt roadway, a less traveled road, inferior to the subject.

•	14.36 acre tract; A negative adjustment is required for sale 4 due to its close proximity to Route 84 a major commuter highway and proximity to a metro train station, deemed superior to the subject. A negative adjustment is required for Sale 5, as it contains extensive Hudson River frontage, deemed superior. A positive adjustment is made for Sale 3 as it accessed via a dirt roadway, a less traveled road, inferior to the subject.

Land Size: This adjustment is quantitative in nature based upon the differences in land size between the subject and the sale properties. It represents either an addition or subtraction of a percent amount based on the premise that larger sized properties tend to sell for less per unit of comparison than smaller sized properties.

•	9.03 acre tract; Negative adjustments are required for sale 2 and 4 as these land sales are much smaller than the subject. A positive adjustment is required for Sale 1 and 5, as these land sales are larger than the than the subject.

•	14.36 acre tract; Negative adjustments are required for sale 2 and 4 as these land sales are much smaller than the subject.

Zoning: This adjustment is qualitative in nature based on the overall differences in zoning and the density of allowed development between the sales and the subject.

•	9.03 acre tract; Sale 3 is zoned Residential which allows for less uses than the commercial zoning of the subject and therefore a positive adjustment was made.

•	14.36 acre tract; Sale 3 is zoned Residential which allows for less uses than the commercial zoning of the subject and therefore a positive adjustment was made.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

Site Characteristics: The site character pertains to its topography, grade and frontage, amount of meadows, woods and water, and views. The site character of the sales varies so those adjustments are made based on desirability of these features. Most market participants prefer a mix of woods and meadows, views beyond the neighborhood and some amount of a road frontage. The 9.03 acre tract is a moderately sloping open field with good road frontage. The 14.36 acre parcel subject contains a desirable mix of site characteristics entailing fields and woods. The road frontage is mostly above grade along Route 55 with access towards the northeastern portion of the property on the same road. There is good access off Route 55 from the driveway that leads to the cottage site.

•	9.03 acre tract; Sales 1, 2 and 3 were considered superior as they had a mix of open and wooded areas with level topography and were given negative adjustment adjustments.

•	14.36 acre tract; Sale 1, 2 and 3 were considered superior as they contained level topography; easier to develop. Sale 4 and 5 received positive adjustments as they lacked a mix of meadows and woods. The subject is deemed superior containing mixed terrain.

Utilities: The value of a parcel of vacant land can be affected by the utilities it offers or lack of. The subject parcels both have access to public utilities (water and sewer) which is deemed superior to private.

•	9.03 acre tract; A positive adjustment was made for Sale 5 as it contains private water and sewer.

•	14.36 acre tract; A positive adjustment was made for Sale 5 as it contains private water and sewer.

Use/Approvals: The approval of a property for a specific use is sometimes written into the contract of sale. This contingency is frequently found in many commercial land sales contracts due to the multiple uses outlined for commercial zones and high risk associated with purchases of this type. In this area, we have seen market adjustments up to 45% of sale price for these approvals.
•	9.03 acre tract; A negative adjustment was made for Sale 4 as the sale price was contingent on approvals of a 90 unit senior housing development in addition to a need for a zoning change.

•	14.36 acre tract; A negative adjustment was made for Sale 4 as the sale price was contingent on approvals of a 90 unit senior housing development in addition to a need for a zoning change.

The 9.03 acre tract: The five sales range from adjusted price per acre from a low of $46,461; indicated by Sale 4 to a high of $92,541 per acre by Sale 1. Sale 1 and 2 are given the greatest weight at 30% having similar zoning and location. Sale 3 and 5 are the next most similar given a weight of 15%. Sale 3 is located in Beekman with a mix of woods and fields but zoned residential. Sale 5 is planned for multi-family development and had no approvals. Sale 4 is least like the subject and given the least weight at 15% as this sale was contingent upon approvals. It would be my opinion that after weighting the subject would be valued at $73,000 per acre.

The 14.36 acre tract: The five sales range from adjusted price per acre from a low of $46,461; indicated by Sale 4 to a high of $92,541 per acre by Sale 1. Sale 1 and 2 are given the greatest weight at 30% having similar zoning and location. Sale 3 and 5 are the next most similar given a weight of 15%. Sale 3 is located in Beekman with a mix of woods and fields but zoned residential. Sale 5 is planned for multi-family development and had no approvals. Sale 4 is least like the subject and given the least weight at 15% as this sale was contingent upon approvals. It would be my opinion that after weighting the subject would be valued at $74,000 per acre.

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

It is my opinion that the estimate of current market value of the 9.03 acre subject property as of June 12, 2005 is:

9.03 ACRE TRACT
SIX HUNDRED SIXTY DOLLARS
($660,000)

It is my opinion that the estimate of current market value of the 14.36 acre subject property as of June 20, 2005 is:

14.36 ACRE TRACT
ONE MILLION SIXTY THOUSAND DOLLARS
($1,060,000)

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

PROPERTY: BEEKMAN HOUSING VENTURES, LLC
ROUTE 55
BEEKMAN, NEW YORK

VACANT LAND SALES: **9.03 ACRE TRACT**

OWNER: BEEKMAN HOUSING VENTURES, LLC

CLIENT: DOUGLAS CROCKER OF WELLSFORD REAL PROPERTIES, INC.

ITEM	SUBJECT	SALE 1	SALE 2	SALE 3	SALE 4	SALE 5
DATE	JUNE 2005	JULY 2002	MAY 2003	SEPTEMBER 2004	OCTOBER 2004	OCTOBER 2004
PRICE		$1,450,000	$315,000	$500,000	$775,000	$2,075,000
LOCATION	ROUTE 55 BEEKMAN	ROUTE 55 BEEKMAN	BISCHOFF LANE BEEKMAN	BEACH ROAD BEEKMAN	DOGWOOD LANE FISHKILL	HOFFMAN STREET POUGHKEEPSIE
LAND SIZE (acre)	9.03	17.3	5.7	11.15	6.06	15
ZONING	C-2	C-2	C-2	R-45	RB	IH AND I2
UTILITIES	PUBLIC W & S	PUBLIC W & S	PUBLIC W & S	PRI W & S	PUBLIC W & S	PUBLIC W & S
SITE CHARACTER	moderately sloping; open field	level; open and wooded	level to slightly sloping, open and wooded	level to sloping, open and wooded	level, open	level, open
QUALITY	AVG	AVG	AVG	AVG	AVG	AVG
APPROVALS	NONE	NONE	NONE	NONE	YES	NONE
COMMENTS		PLANNED FOR SHOPPING/RETAIL CENTER	PLANNED FOR APT. AND RESTAURANT STRUCTURES	PLANNED FOR RESIDENTIAL SUBDIVISION	SALE CONTINGENT ON APPROVALS OF 90 UNIT SENIOR HOUSING DEV.	PLANNED FOR 450 TWNHSE AND COMMERCIAL/RETAIL PROJECT - FRONTS HUDSON RIVER
IMPROV VALUE		$0	$0	$0	$0	$0
LAND VALUE		$1,450,000	$315,000	$500,000	$775,000	$2,075,000
PRICE/ACRE		$83,815	$55,263	$44,843	$127,888	$138,333
				ADJUSTMENTS		
MRKT. COND.		$97,412	$62,239	$46,956	$132,747	$144,092
LOCATION		0%	0%	5%	-15%	-25%
SIZE		5%	-5%	0%	-5%	5%
ZONING		0%	0%	10%	0%	0%
SITE CHARACTER		-10%	-10%	-10%	0%	0%
UTILITIES		0%	0%	5%	0%	0%
APPROVALS		0%	0%	0%	-45%	0%
NET ADJ.		-5%	-15%	10%	-65%	-20%
IND. VALUE		$92,541	$52,903	$51,651	$46,461	$115,274
ROUNDED:		$92,540	$52,900	$51,650	$46,460	$115,270
% WEIGHT		30.00%	30.00%	15.00%	10.00%	15.00%
WEIGHTED AVG		$27,762	$15,870	$7,747	$4,646	$17,290

VALUE/ACRE	SIZE (acre)	VALUE INDICATION
$73,000	9.03	$660,000

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

PROPERTY:	BEEKMAN HOUSING VENTURES, LLC ROUTE 55 BEEKMAN, NEW YORK					
OWNER:	DIAMONDHORSE DEVELOPERS					
CLIENT:	DOUGLAS CROCKER OF WELLSFORD REAL PROPERTIES, INC.					

VACANT LAND SALES: **14.36 ACRE TRACT**

ITEM	SUBJECT	SALE 1	SALE 2	SALE 3	SALE 4	SALE 5
DATE	JUNE 2005	JULY 2002	MAY 2003	SEPTEMBER 2004	OCTOBER 2004	OCTOBER 2004
PRICE		$1,450,000	$315,000	$500,000	$775,000	$2,075,000
LOCATION	ROUTE 55 BEEKMAN	ROUTE 55 BEEKMAN	BISCHOFF LANE BEEKMAN	BEACH ROAD BEEKMAN	DOGWOOD LANE FISHKILL	HOFFMAN STREET POUGHKEEPSIE
LAND SIZE (acre)	14.36	17.3	5.7	11.15	6.06	15
ZONING	C-2	C-2	C-2	R-45	RB	IH AND I2
UTILITIES	PUBLIC W & S	PUBLIC W & S	PUBLIC W & S	PRI W & S	PUBLIC W & S	PUBLIC W & S
SITE CHARACTER	moderately sloping, level areas; open and wooded	level; open and wooded	level to slightly sloping, open and wooded	level to sloping, open and wooded	level, open	level, open
QUALITY	AVG	AVG	AVG	AVG	AVG	AVG
APPROVALS	NONE	NONE	NONE	NONE	YES	NONE
COMMENTS		PLANNED FOR SHOPPING/RETAIL CENTER	PLANNED FOR APT. AND RESTAURANT STRUCTURES	PLANNED FOR RESIDENTIAL SUBDIVISION	SALE CONTINGENT ON APPROVALS OF 90 UNIT SENIOR HOUSING DEV.	PLANNED FOR 450 TWNHSE AND COMMERCIAL/RETAIL PROJECT - FRONTS HUDSON RIVER
IMPROV VALUE		$0	$0	$0	$0	$0
LAND VALUE		$1,450,000	$315,000	$500,000	$775,000	$2,075,000
PRICE/ACRE		$83,815	$55,263	$44,843	$127,888	$138,333
ADJUSTMENTS						
MRKT. COND.		$97,412	$62,239	$46,956	$132,747	$144,092
LOCATION		0%	0%	5%	-15%	-25%
SIZE		0%	-10%	0%	-10%	0%
ZONING		0%	0%	10%	0%	0%
SITE CHARACTER		-5%	-5%	-5%	5%	5%
UTILITIES		0%	0%	5%	0%	0%
APPROVALS		0%	0%	0%	-45%	0%
NET ADJ.		-5%	-15%	15%	-65%	-20%
IND. VALUE		$92,541	$52,903	$53,999	$46,461	$115,274
ROUNDED		$92,540	$52,900	$54,000	$46,460	$115,270
% WEIGHT		30.00%	30.00%	15.00%	10.00%	15.00%
WEIGHTED AVG		$27,762	$15,870	$8,100	$4,646	$17,290

VALUE/ACRE	SIZE (acre)	VALUE INDICATION
$74,000	14.36	$1,060,000

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

RECONCILIATION AND FINAL VALUE ESTIMATE

The final value estimate indicated for the subject properties are based on the market value of the fee simple interest, as vacant land parcels. The date of valuation is June 12, 2005 for the 9.03 acre parcel and June 20, 2005 for the 14.36 acre parcel. The Direct Sales Comparison Approach is the only approach used in this analysis.

Exposure time is estimated to be approximately twelve months given the average condition of the property and its location within the regional market place. The survey of comparable properties in the Direct Sales Comparison section of the report indicated that such properties take anywhere from one to less than two years to market.

9.03 ACRE TRACT It is my opinion that the current market value of the 9.03 acre subject property as June 12, 2005 with a one-year exposure period is:

SIX HUNDRED SIXTY DOLLARS
($660,000)

14.36 ACRE TRACT It is my opinion that the current market value of the 14.36 acre subject property as June 20, 2005 with a one-year exposure period is:

ONE MILLION SIXTY THOUSAND DOLLARS
($1,060,000)

HUBBELL REALTY SERVICES, INC.

Beekman Properties
June 28, 2005

ADDENDA A
•	Location Maps
•	Tax Map Locations
•	Deeds
•	Aerial Map
•	Flood Maps
•	Wetlands Maps
•	Topographical Maps
•	Zoning Map and Description
•	Soils Map and Descriptions
•	Appraiser’s Qualifications

HUBBELL REALTY SERVICES, INC.

Beekman Properties
9.03 and 14.36 Acre Parcels
Route 55
Town of Beekman
Dutchess County, NY

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LOCATION MAP

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Dutchess County, NY Property Record

Parcel Grid Identification #:
132200-6758-00-914970-0000

Parcel Location
Route 55
Town of Beekman

Owner Information
Beekman Housing Ventures LLC, (P)

Primary (P) Owner Mail Address
535 Madison Ave
New York NY 100220000

Parcel Property Card - Dutchess County, NY

Parcel Details
Size (acres):	9.03 ac (s)	Land Use Class:	(330) Vacant Land Located in Commercial Areas
File Map:	8770A	Agri. Dist.:	(0)
File Lot #:	3	School District:	(134601) Arlington School District
Split Town

Assessment Information
Land:	Total:	County Taxable:	Town Taxable:	School Taxable:	Village Taxable:
$338500	$338500	$338500	$338500	$338500	$0

Tax Code:
N

Last Sale/Transfer
Sales Price:	Sale Date:	Deed Book:	Deed Page:	Sale Condition:	No. Parcels:
$650000	2/15/2005 4:06:08 PM	22005	1766	(J)	1

Site Information:
Site Number: 1
Water Supply:	Sewer Type:	Desirability:	Zoning Code:	Used As:
(1) None	(1) None	( )	C02	(Z98) Non-contrib

Special District Information:
Special District: BF002
Primary Units:	Value:	Second Units	Spec. Dist. Name:
0	0	0	Beekman fire

ABSOLUTELY NO ACCURACY OR COMPLETENESS GUARANTEE IS IMPLIED OR INTENDED. ALL INFORMATION ON THIS MAP IS SUBJECT TO CHANGE BASED ON A COMPLETE TITLE SEARCH OR FIELD SURVEY.

This report was produced with Parcel Explorer (IMAGIS) - Integrated Mapping Application for Geographic Information Support - on 6/8/2005. Developed and maintained by OCIS - Dutchess County, NY.

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Parcel Grid Identification #:
132200-6759-00-870046-0000

Parcel Location
2640 Route 55
Town of Beekman

Owner Information
Diamondhorse Developers Inc, (P)

Primary (P) Owner Mail Address
232 Beekman Poughquag Rd
Poughquag NY 125700000

Parcel Property Card - Dutchess County, NY
Parcel Details
Size (acres):	14.36 AC (S)	Land Use Class:	(240) Residential: Rural Residence with Acreage
File Map:	3257A	Agri. Dist.:	(0)
File Lot #:	1	School District:	(134601) Arlington School District
Split Town

Assessment Information
Land:	Total:	County Taxable:	Town Taxable:	School Taxable:	Village Taxable:
$120100	$195700	$195700	$195700	$195700	$0

Tax Code:
S

Last Sale/Transfer
Sales Price:	Sale Date:	Deed Book:	Deed Page:	Sale Condition:	No Parcels:
$0	12/8/2003 1:33:13 PM	22004	3812	(I)	1

Site Information:
Site Number: 1	Sewer Type:	Desirability	Zoning Code:	Used As:
Water Supply:	(1) None	(2) Typical	C2	( )
(1) None

Residential Building Information:
Site Number: 1	Year Remod.:	Building Style:	No. Stories:	Sfla:	Overall Cond.:
Year Built:	0	(09) Cottage	1	660	(2) Fair
1940

No. Kitchens:	No. Full Baths:	No. Half Baths:	No. Bedrooms:	No. Fire Places:	Basement Type:
1	1	0	2	0	(4) Full

Central Air:	Heat Type:	Fuel Type:	First Story:	Second Story:	Addl. Story:
0	(2) Hot air	(4) Oil	(4) 660	(4) 0	(4) 0

Half Story:	3/4 Story:	Fin. Over. Gar.:	Fin. Attic:	Unfin 1/2 Story:	Unfin 3/4 Story:
0	0	0	0	0	0

Fin Rec Room:	No. Rooms:	Grade:	Grade Adj. Pet.:
0	0	(D) Economy	100

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Improvements:
Site Number: 1
Improvement Number: 1		Dim 1:	Dim 2	Quantity	Year Built
Structure Code;		0	0	1	1940
(RP2) Porch-coverd

Condition:		Grade	Sq. Ft.
(3) Normal		D	72

Special District Information:
Special District: BF002
Primary Units:	Value:	Second Units		Spec. Dist. Name:
0	0	0		Beekman fire

ABSOLUTELY NO ACCURACY OR COMPLETENESS GUARANTEE IS IMPLIED OR INTENDED. ALL INFORMATION ON THIS MAP IS SUBJECT TO CHANGE BASED ON A COMPLETE TITLE SEARCH OR FIELD SURVEY.

This report was produced with Parcel Explorer (IMAGIS) - Integrated Mapping Application for Geographic Information Support - on 6/16/2005. Developed and maintained by OCIS - Dutchess County, NY.

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DUTCHESS COUNTY CLERK RECORDING PAGE

        RECORD & RETURN TO:

WATKINS & CHERNEFF 701 WESTCHESTER AVE WHITE PLAINS NY 10604

RECORDED:	02 / 24 / 2005

AT:	16: 42: 34

DOCUMENT #:	02 2005 1766

RECEIVED FROM:	ALL NY

GRANTOR:	CMJ PROPERTIES LLC
GRANTEE:	BEEKMAN HOUSING VENTURES LLC

RECORDED IN:	DEED	TAX
INSTRUMENT TYPE:		DISTRICT:	BEEKMAN

EXAMINED AND CHARGED AS FOLLOWS:

RECORDING CHARGE:	212.00	NUMBER OF PAGES:	5

TRANSFER TAX AMOUNT:	2,600.00

TRANSFER TAX NUMBER:	#006795

E & A FORM:	Y	*** DO NOT DETACH THIS
*** PAGE
TP-584:	Y	*** THIS IS NOT A BILL

COUNTY CLERK BY: AAF / — RECEIPT NO: R14372 BATCH RECORD: A00051

COLETTE M. LAFUENTE County Clerk

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N'Standard N.Y.B.T.U. From 8002 • Bargain and Sale Deed with Covenant against Grantor's Acts - Individual or Corporation (single sheet).

CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT - THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY.

THIS INDENTURE, made the 15th day of February, in the year two thousand five

BETWEEN CMJ PROPERTIES, LLC, a limited liability company with an office located at 319 Main Street Rear, Poughkeepsie, New York 12601

party of the first part, and BEEKMAN HOUSING VENTURES, LLC, a limited liability company with an office located at 535 Madison Avenue, New York, New York 10022 party of the second part,

WITNESSETH, that the party of the first part, in consideration of Ten Dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Beekman, County of Dutchess, State of New York, being designated and described as follows:

SEE SCHEDULE ''A'' ATTACHED HERETO AND MADE A PART HEREOF

This conveyance is of premises which do not constitute all or substantially all of the assets of the party of the first part, and further, this conveyance is made in the regular course of business actually conducted by the party of the first part.

The premises are not in an agricultural district.
The parcel is entirely owned by the Transferor.
Premises are not subject to a credit line mortgage.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises: TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part covenants that the party of the first part has not done or suffered anything whereby the said premises have been encumbered in any way whatever, except as aforesaid.
AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.
The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:	CMJ PROPERTIES, LLC

BY: EDWARD GINSBERG, MEMBER

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ALL NEW YORK TITLE AGENCY, INC.

Title No. ANY2004-1825

S C H E D U L E   A

Amended 02-14-2005

ALL that parcel of land situate in the Town of Beekman, County of Dutchess and State of New York, being more particularly bounded and described as follows:

BEGINNING at a concrete monument found on the westerly line of New York State Route 55, marking the northeast corner of the herein described proposed parcel, the southeast corner of Parcel 1, shown on Filed Map No. 8002 and the northeast corner of Lot 2, shown on a map entitled, "Survey Map & Subdivision Map of the Lands of Raymond Beaudoin and Nancy Beaudoin", filed in the Dutchess County Clerk's Office as Map No. 8770;

THENCE running along the westerly line of New York State Highway Route 55, as set forth and shown on Filed Map No. 8770, South 10 degrees 45' 20" East 293.48 feet, South 05 degrees 30' 00" East 103.69 feet and South 02 degrees 30' 00" West 266.24 feet to the intersection of the west line of Route 55, with the northwesterly side of Church Street (formerly known as Gardner Hollow Road);

THENCE running along the northwesterly side thereof, along an unimproved portion thereof, South 26 degrees 49' 55" West 110.44 feet to a point;

THENCE continuing along the last mentioned road line and in part along the unimproved portion of Church Street, South 36 degrees 13' 40" West 63.00 feet to a point located approximately 40 feet southwesterly of the northeasterly terminus of the paved portion of Church Street, and also marking the southeast corner of the herein described parcel and the northeasterly road front corner of Revised Lot 2 shown on a map entitled "Subdivision For The Estate of Alice Davis, Re-Subdivision of Lot #2 Filed Map No. 8770" filed December 8, 2004 in the Dutchess County Clerk's Office as Map No. 8770A;

THENCE running along the division line between Revised Lot 2 and Lot 3, shown on Filed Map No. 8770A, North 00 degrees 00' 00" East 150.00 feet, South 90 degrees 00’ 00" West 279.00 feet, North 00 degrees 00' 00" East 148.25 feet and South 90 degrees 00' 00" West 301.94 feet to the northwest corner of Revised Lot #2 and the southwest corner of Lot 3, shown on Filed Map No. 8770A, at a point on the westerly line of Parcel 2, shown on Filed Map No. 8002;

THENCE running along the easterly line of said Parcel 2, North 07 degrees 35' 00" East 564.07 feet to the northwest corner of the herein described parcel, the southwest corner of Parcel 1, shown on Filed Map No. 8002 and the northwest corner of Lot 2 shown on Filed Map No. 8770;

- continued on next page -

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ALL NEW YORK TITLE AGENCY, INC.

Title No. ANY2004-1825

S C H E D U L E   A (continued)

THENCE running along the southerly line of Parcel 1, as shown on Filed Map No. 8002, South 85 degrees 21' 22" East 267.42 feet and South 83 degrees 59' 22" East 275.46 feet to the point of BEGINNING.

The above described Lot is shown as Lot #3 on a map entitled "Subdivision For The Estate of Alice Davis, Re-Subdivision of Lot #2 Filed Map No. 8770" filed December 8, 2004 in the Dutchess County Clerk's Office as Map No. 8770A.

FOR CONVEYANCING ONLY	The policy to be issued under this report will insure the title to such buildings and improvements erected on the premises which by law constitute real property.

TOGETHER with all the right, title and interest of the party of the first part, of, in and to the land lying in the street in front of and adjoining said premises.

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STATE OF NEW YORK	)
)SS:
COUNTY OF DUTCHESS	)

On the 15th day of February, 2005, before me, the undersigned, a notary public in and for said state, personally appeared EDWARD GINSBERG, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

NOTARY PUBLIC

STEVEN J. LUCIANO Notary Public, State of New York No.01LU6076104 Qualified in Dutchess County Commission Expires June 17, 2006

BARGAIN AND SALE DEED	Section 6758
WITH COVENANT AGAINST GRANTOR'S ACT	Block 00
Lot 915 952
Title No.	County or Town Beekman Dutchess

CMJ PROPERTIES, LLC

To

BEEKMAN HOUSING VENTURES, LLC

RECORD & RETURN TO:

Peter R. Cherneff, Esq.
WATKINS & CHERNEFF
701 Westchester Avenue
White Plains, New York 10604

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DUTCHESS COUNTY CLERK RECORDING PAGE

               RECORD & RETURN TO :

DIAMONDHORSE DEVELOPERS 232 BEEKMAN POUGHQUAG RD POUGHQUAG NY 12570

RECORDED : 03 / 17 / 2004

AT : 16:10:19

DOCUMENT # : 02 2004 3812

RECEIVED FROM :          RENEE CARTER ESQ

GRANTOR :         GARITO JOHN C
GRANTEE :         DIAMONDHORSE DEVELOPERS INC

RECORDED IN :	DEED	TAX
INSTRUMENT TYPE :		DISTRICT : BEEKMAN

EXAMINED AND CHARGED AS FOLLOWS :

RECORDING CHARGE :	91.00	NUMBER OF PAGES : 3

TRANSFER TAX AMOUNT :

TRANSFER TAX NUMBER :	#006793

E & A FORM :	Y	*** DO NOT DETACH THIS
*** PAGE
TP-584 :	Y	*** THIS IS NOT A BILL

COUNTY CLERK BY : RLP / _______
RECEIPT NO : R25769
BATCH RECORD : C00075

COLETTE M. LAFUENTE
County Clerk

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THIS INDENTURE made December 30, 2003, between JOHN C. GARITO, residing at 2618 Route 55, Poughquag, NY 12570, as party of the first part, and DIAMONDHORSE DEVELOPERS INC., with offices at 232 Beekman-Poughquag Road, Poughquag, NY 12570, as party of the second part,

WITNESSETH that the party of the first part, in consideration of TEN (10) DOLLARS, lawful money of the United States, and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part and the heirs and assigns of the party of the second part forever,

ALL THAT CERTAIN PIECE OR PARCEL OF LAND situate, lying and being in the Town of Beekman, County of Dutchess, and State of New York, more particularly described as follows:

Beginning at a point on the southerly line of John Garito, Lot #1 as shown on Filed Map #3257, said point of beginning bearing South 07-42-37 West 95.00 feet from the original southeasterly corner of Lot #1, Lands of John Garito; thence southerly continuing along the easterly line of Lands of Garito South 07-42-37 West 45.45 feet to a point marking the most southerly corner of the herein described parcel; thence westerly along the original division line between the Lands of Garito and Doggrell North 77-40-43 West 38.83 feet to the northwesterly corner of the herein described parcel; thence southeasterly through the Lands of Garito South 50-42-17 East 57.71 feet to the point or place of Beginning.

Containing 0.02 Acre of land or 874.7 square feet.

SUBJECT to any restriction, conditions, covenants or right of way/easements of record, if any.

BEING a portion of the same premises conveyed by Nick Garito, Alfonzina Garito and John C. Garito to John C. Garito, by deed dated April 10, 1987, and recorded in the Dutchess County Clerk’s Office on August 10, 1987, in Liber 1760 of Deeds at page 453.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with appurtenances and all the estate and rights of the party of the first part in and to the premises; TO HAVE AND TO HOLD the premises granted unto the party of the second part, the heirs and assigns of the party of the second part forever.

AND the party of the first part covenants that the party of the first part has not done or suffered anything whereby the said premises have been encumbered in any way whatever, except as aforesaid; AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

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IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first written above.

In Presence of	JOHN C. GARITO

STATE OF NEW YORK	)
: ss. :
COUNTY OF DUTCHESS	)

On the 30 day of December, in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared JOHN C. GARITO, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

RENÉE G. CARTER, ESQ.
Notary Public, State of New York
No. O2CA 6080616
Qualified in Dutchess County
Commission Expires 9/16/2004

Tax Grid No.: a portion of 02-6759-04-800112

Return By Mail To:

Diamondhorse Developers, Inc.
232 Beekman-Poughquag Rd.
Poughquag, NY 12570

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DUTCHESS COUNTY CLERK RECORDING PAGE

        RECORD & RETURN TO:

HANKIN HANIG STALL & CAPLICKI PO BOX 911 POUGHKEEPSIE NY 12602

RECORDED:	09/22/2003

AT:	09:46:17

DOCUMENT #:	02 2003 7710

RECEIVED FROM:	APEX ABST

GRANTOR:	POUGHQUAG ASSOCIATES LLC
GRANTEE:	DIAMONDHORSE DEVELOPERS INC

RECORDED IN:	DEED	TAX
INSTRUMENT TYPE:		DISTRICT:	BEEKMAN

EXAMINED AND CHARGED AS FOLLOWS:

RECORDXNG CHARGE:			97.00		NUMBER OF PAGES:	5

TRANSFER TAX AMOUNT:			1,800.00

TRANSFER TAX NUMBER:		#001074

E & A FORM:	Y			***	DO NOT DETACH THIS
				***	PAGE
TP-584:	Y			***	THIS IS NOT A BILL

COUNTY CLERK BY: MMB / _____
RECEIPT NO: R69129
BATCH RECORD: D00019

RICHARD H. ANDERSON
Country Clerk

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WC82	Standard N.Y.B.T.U. Form 8002 - Bargain and Sale Deed, with Covenant against Grantor's Acts-individual of Corporation (single sheet)
CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT-THIS INSTRUMENT SHOULD BE USED BY LAWYERS ONLY.

THIS INDENTURE, made the 11th day of September, Two Thousand And Three

BETWEEN

POUGHQUAG ASSOCIATES, LLC
C/O 131 Larchmont Ave
Larchmont, NY 10538

party of the first part, and

DIAMONDHORSE DEVELOPERS INC.
232 Beekman Road, Poughquag, NY 12570

party of the second part,

WITNESSETH, that the party of the first part, in consideration of Ten Dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Beekman, County of Dutchess, and State of New York, more particularly bounded and described as follows:

BEGINNING at the southeasterly corner of the herein described parcel at a concrete highway monument found in the westerly line of N.Y.S. Route # 55, the said point also marking the northeasterly corner of lands of Marion T. Davis as described in Liber 1221 of Deeds at page 672 and continuing from thence westerly along a line of no physical bounds and lands of Davis on the south N 83 degrees 59 minutes 22 seconds W 275.46 feet to an iron pipe and N 85 degrees 21 minutes 22 seconds W 267.42 feet to re-rod pin marking the southwest corner on the herein described parcel and the northwesterly corner of lands of Davis, thence northerly along a line of no physical bounds and along parcel #2 as shown on filed map #8002 now lands of Nazemian Properties Associates, care of Raymond J. McRory Esq. as described in Liber 1793 of deeds at page 436 on the west N 29 degrees 12 minutes 22 seconds W 1205.15 feet to a point, the said point marking the northwesterly corner of the herein described parcel, thence easterly and northerly along the remains of a wire fence and line of no physical bounds and along Lot #1 as shown on Filed Map #32 “Meadowbrook Acres” now lands of Nick Garito et al as described in Liber 1398 of deeds at page 374 the following 4 courses and distances:

S 81 degrees 48 minutes 27 seconds E	185.03 feet to a 36 inch cherry tree
S 89 degreed 36 minutes 33 seconds E	130.16 feet
S 77 degrees 40 minutes 43 seconds E	84.81 feet to an 18 inch elm tree
N 7 degrees 42 minutes 37 seconds E	140.48 feet to a re-rod pin in the westerly

Line of N.Y.S. Route 55, the said point also marking the northeasterly corner of the herein described parcel, thence southerly along the westerly line of N.Y.S. Route 55 the following 4 courses and distances:

S 39 degrees 15 minutes 32 seconds E	442.30 feet
S 33 degrees 37 minutes 22 seconds E	331.82 feet;
S 25 degrees 18 minutes 22 seconds E	355.71 feet;
S 17 degrees 35 minutes 23 seconds E	323.81 feet to the point or place beginning.
and
Containing 14.737 acres

Further bounded & described by Schedule ‘A’ attached

Being a portion of lands conveyed to Albert M. Weiss and Herbert Doggrell in Liber 1075 of Deeds at page 483 and in Liber 1124 of Deeds at page 270 filed in the Dutchess County Clerk's Office.

Premises are known and designated as Tax Grid # 1322 0000 6759 0000 8700 460000.

Premises are known as and by street address: 2640 Route 55, Poughquag, New York

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SCHEDULE “A” – DESCRIPTION

Title No. AA 1348

ALL that certain plot, piece or parcel of land situate, lying and being in the Town of Beekman, County of Dutchess and State of New York, more particularly bounded and described as follows:

BEGINNING at the southeasterly corner of the herein described parcel at a concrete highway monument found in the westerly line of N.Y.S. Route 55, the said point also marking the northeasterly corner of lands of Marion T. Davis as described in Liber 1221 of deeds at page 672 and continuing from thence westerly along a line of no physical bounds and lands of Davis on the south North 83° 59' 22" West 275.46 feet to an iron pipe and North 85° 21’ 22" West 267.42 feet to re-rod pin marking the southwesterly corner of the herein described parcel and the northwesterly corner of lands of Davis, thence northerly along a line of no physical bounds and along Parcel #2 as shown on Filed Map No. 8002 now lands of Nazemian Properties Associates, care of Raymond J. McRory, Esq. as described in Liber 1793 of deeds at page 436 on the West North 29° 12’ 22" West 1205.15 feet to a point, the said point marking the northwesterly corner of the herein described parcel, thence easterly and northerly along the remains of a wire fence and line of no physical bounds and along Lot No. 1 as shown on Filed Map No. 3257 “Meadowbrook Acres” now lands of Nick Garito et al as described in Liber 1398 of deeds at page 374 the following 4 courses and distances:

South 81° 48´ 27" East 185.03 feet to a 36" Cherry Tree
South 89° 36´ 33" East 130.16 feet
South 77° 40´ 43" East 84.81 feet to a 18'' Elm Tree; and
North 7° 42´ 37" East 140.48 feet to a re-rod pin in the westerly line of N.Y.S.
Route 55, the said point also marking the northeasterly corner of the herein described parcel, thence southerly along the westerly line of N.Y.S. Route 55 the following 4 courses and distances:

South 39° 15´ 32" East 442.30 feet
South 33° 37´ 22" East 331.82 feet
South 25° 13´ 22" East 355.71 feet, and
South 17° 35´ 23" East 323.81 feet to the point or place of beginning.

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TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof;

TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises;

TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part covenants that the party of the first part has not done or suffered anything whereby the said premises have been encumbered in any way whatever, except as aforesaid.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

The word “party” shall be construed as if it read “parties” whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:

POUGHQUAG ASSOCIATES, LLC, SELLER

BY: ROBERT HERSHKOWITZ

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USE ACKNOWLEDGMENT FORM BELOW
WITHIN NEW YORK STATE ONLY
GENERAL ACKNOWLEDGMENT FORM

STATE OF NEW YORK	)
	:	SS.:
COUNTY OF Westchester	)

On the 11th day of September, in the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared ROBERT HERSHKOWITZ personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals or the person upon behalf of which the individual(s) acted, executed the instrument.

DENNIS •	NOTARY PUBLIC
Notary Public, State of New York
Qualified in Rockland County
Commission Expires April 5, 200•

ACKNOWLEDGMENT FORM FOR USE
OUTSIDE NEW YORK STATE ONLY
OUT OF STATE OR FOREIGN GENERAL
ACKNOWLEDGMENT CERTIFICATE

Complete venue with State, Country, Province or Municipality
On the _______ day of _________ in the year 19 __ before me, the undersigned, personally appeared ____________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument and that such individual made such appearance before the undersigned in the ________________________________________ [insert the city or other political subdivision and the state or country or other place the acknowledgment was taken]..

NOTARY PUBLIC

BARGAIN AND SALE DEED

WITH COVENANT AGAINST GRANTOR'S ACTS
TITLE No.

POUGHQUAG ASSOCIATES
BY: KENNETH YUSTMAN and ROBERT HERSHKOWITZ
                              TO
DIAMOND HORSE DEVELOPERS INC.

USE ACKNOWLEDGMENT FORM BELOW
WITHIN NEW YORK STATE ONLY
GENERAL ACKNOWLEDGMENT FORM

STATE OF NEW YORK	)
	:	SS.:
COUNTY OF	)

On the _______ day of _________ in the year _____ before me, the undersigned, a notary public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC

ACKNOWLEDGMENT FORM FOR USE
OUTSIDE NEW YORK STATE ONLY
OUT OF STATE OR FOREIGN GENERAL
ACKNOWLEDGMENT CERTIFICATE

Complete venue with State, Country, Province or Municipality
On the _______ day of _________ in the year 19 __ before me, the undersigned, a notary public in and for said state personally appeared ____________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument and that such individual made such appearance before the undersigned in the ________________________________________ [insert the city or other political subdivision and the state or country or other place the acknowledgment was taken]..

NOTARY PUBLIC

DISTRICT	–
SECTION	–
BLOCK	–
LOT	–
COUNTY OF DUTCHESS

RETURN BY MAIL TO:
JERARD S. HANKIN ESQ.
319 Main Street-Rear
PO Box 911
Poughkeepsie, NY 12602

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WETLANDS MAP

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ZONING

155 Attachment 1

Town of Beekman
Schedule A
Schedule of Permitted Uses
Part l
[Amended 3-7-2005 by L.L. No. 2-2005]

USE	Supplemental Regulation Reference	R-135	R-90	R-45	TC	PH	R-MH	C-1	C-2	I-1

Accessory apartment	§ 155-25	S	S	S	S	S
Accessory structures	§ 155-26	P	P	P	P	S	P	P	P	P
Adult use and entertainment	§ 155-27									S
Alternate-care facility or nursing home	§ 155-28	S	S	S	S	S	S	S	S	S
Animal hospital						S
Art gallery/museum					S
Automobile wash	§ 155-29								S
Bar or nightclub					S	S		S	S
Bed-and-breakfast	§ 155-30	S	S	S	S	S
Boardinghouse						S		S	S
Business and professional offices					S	S		S	S	S
Cemetery	§ 155-31	S	S	S		S
Commercial vehicles/equipment repair and sales									S	S
Contractors storage yard									S	S
Day-care center	§ 155-31.1	S	S	S	S1	S	S	S	S
Drive-through restaurant									S
Equipment storage and sales yard									S	S
Family day-care home	§ 155-31.1	P	P	P		P	P
Farming / Agriculture		P	P	P		P	P			P
Financial institutions					P
Gas station	§ 155-32				S2			S	S	S
Group family day-care home	§ 155-31.1	P	P	P		P	P
Home occupation	§ 155-33	S	S	S	P	S	S
Hospital					S				S	S
Hotel/Motel or inn					S	S		S	S
House of worship					S
Indoor recreational facility					S	S			S	S
Keeping of animals	§ 155-34	S	S	S					S
Laboratory										P

155 Attachment 1:1

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BEEKMAN CODE

USE	Supplemental Regulation Reference	R-135	R-90	R-45	TC	PH	R-MH	C-l	C-2	1-1

Library					P
Light industry/warehousing/wholesale business										P
Lumberyard/Building material sales yard										P
Manufacture/Processing assembly of goods, merchandise of equipment										S
Medical and dental clinic					S	S		S	P
Mining/Commercial extraction		S	S							S
Mixed use					P
Mobile home/mobile home parks	§ 155-36						P
Motor vehicle repair or auto body shop	§ 155-32				S				S	S
Nursery school	§ 155-31.1	S	S	S	S	S		S	S
Outdoor recreational facility		S	S	S		S	S		S
Personal wireless facility	§ 155-37	S	S	S				S	S	S
Public assembly place		S	S	S	S	P			S
Public stable/riding establishment	§ 155-35	S	S	S					S
Publishing/printing and bookkeeping						S			S	S
Restaurant					P	S		P	P
Retail goods					P	S		P	P
Satellite dish antenna	§ 155-38	P	P	P		S	S	S	S	S
School-age child-care facility	§ 155-31.1	S	S	S		S	S	S	S
Self-storage center	§ 155-39					S			S	P
Single-family residential dwelling		P	P	P		P
Theater					S				P
Tree harvesting	§ 155-51	S	S	S		S
Two- or multiple-family residential dwellings (apartments, condominiums, townhouses)					S3	S			S

KEY:
P =	Permitted
S =	Special Use Permit (see § 155-59)
No entry means that the use is not permitted

NOTES:
1.	Day-care facility must be licensed by the State of NY.
2.	A maximum of 36 fuel-dispensing pumps permitted in the district.
3.	Limited to a maximum number of housing units by type, per district.

155 Attachment 1:2

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CODE OF THE TOWN OF BEEKMAN, NEW YORK v40 Updated: 04-05-2005 PART II GENERAL LEGISLATION Chapter 155. ZONING Schedule B, Schedule of Area and Bulk Regulations

Schedule B, Schedule of Area and Bulk Regulations

Town of Beekman
Schedule B
Schedule of Area and Bulk Regulations
[Amended 3-7-2005 by L.L. No. 2-2005]

Requirement	R-135	R-90	R-45	TC7,8	PH1	PH2	R-MH	C-1	C-2	1-1
Minimum lot area[3](square feet) 108,900	135,000	90,000	45,500	43,560[9]	11,250	45,500	—	15,000	20.000	108,900
Minimum area of interior Living space (square feet)	1,000	1,000	1,000	800	500	1,000	475	N/A	N/A	N/A
Maximum lot coverage by Buildings	6%	8%	10%	25%	50%	10%	25%	25%	25%	30%
Maximum lot coverage by Impervious surfaces, including Building	10%	12%	15%	50%	80%	15%	—	50%	50%	50%
Minimum lot width (feet)	250	200	150	75	50	150	N/A	N/A	N/A	N/A
Minimum road frontage[4] (feet)	100	100	100	100	50	100	—	125	125	125
Minimum front yard (feet)	100	75	50	15	15	50	35	60	60	150
Minimum side yard (feet)	40	30	20	10	10	20	20	40[5]	40[5]	80[6]
Minimum rear yard (feet)	60	40	35	35[7]	30	35	20	40[5]	40[5]	80[6]
Maximum building height feet	35	35	35	35	35	35	35	35	35	45
Parking lot distance from residential district (feet)	—	—	—		—	—	150	60	60	60

NOTES
1. Residential uses in the PH Zone serviced by central water and sewer shall utilize the 11,250 square foot minimum lot area and bulk requirements, and residential uses in the PH Zone not serviced by central water and sewer shall utilize the 45,000 square foot minimum lot area and bulk requirements.
2.	Commercial uses in the PH Zone shall utilize the C-2 area and bulk requirements.
3.	In the case of flag lots, the minimum lot area of the lot will be calculated irrespective of the pole portion of the lot.
4.	Road frontage may be reduced to 50 feet on the circular end of the cul-de-sac.
5.	Sixty feet when abutting a residential district.

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CODE OF THE TOWN OF BEEKMAN, NEW YORK, v40 Updated: 04-05-2005 PART II GENERAL LEGISLATION Chapter 155, ZONING Schedule B, Schedule of Area and Bulk Regulations

6.	One hundred fifty feet when abutting a residential district.
7.	Each parcel within the TC Zone shall create a 35 foot utility easement granted to the Town and located as directed by the Planning Board
8.	TC: 12 residential units per acre maximum.
TC:	As of right is commercial lower level and residential upper level. With special use permit, residential allowed on both levels.
TC:	800 square foot minimum residential unit.
9.	Residential lots may be 6,000 to 10,000 square feet when used for attached house or condominium.

Town Center Street Standards

Town of Beekman

TOWN CENTER STREET STANDARDS

TOWN CENTER STREET

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78	Soil Survey

Other areas are used for woodland or residential development.
     This map unit is well suited to cultivated crops. The seasonal high water table can delay spring tillage, Tile drainage and diversions will reduce wetness. Cover crops, conservation tillage, crop rotations, and tillage at proper moisture content improve soil tilth, and maintain soil productivity over an extended period of time.
     This map unit is well suited to pasture. Overgrazing and grazing when the soil is wet are major concerns of pasture management as they cause soil compaction and the reduction or loss of desirable pasture plants. Rotational grazing, restricted grazing when the soil is wet, and proper stocking rates help to increase the quantity and quality of feed and forage and maintain pasture productivity.
     The potential productivity for sugar northern red oak is moderately high.
    The seasonal high, water table is the main limitation if this map unit is used for dwellings with basements. Subsurface drains, footing or foundation drains backfilled with gravel, waterproofing the outside of basement walls, and diverting runoff from higher areas will reduce wetness. Minimizing the removal of vegetation, mulching, and quickly establishing plant cover help to control erosion and sedimentation during construction.
     Slow percolation and the seasonal high water table are the main limitations if this map unit is used for septic tank absorption fields. Modifying a conventional system by extending the length of the distribution lines will allow onsite sewage disposal in many places. Installing a drainage system around the filter field with diversions to intercept runoff from higher areas will reduce wetness.
     Frost action is the main limitation if this map unit is used for local roads and streets. Installing drainage and providing a coarse grained subgrade frost depth will reduce this limitation.
     The seasonal high water table is the main limitation if this map unit is used for camping and picnic areas. Small stones are also a limitation for playgrounds. Subsurface drainage and diverting runoff from higher areas will reduce wetness. Adding sandy fill will cover small stones.
The capability subclass is IIw.

GsB—Georgia silt loam, 3 to 8 percent slopes

     This map unit consists of very deep, gently sloping, and moderately well drained soils that formed in glacial till deposits. It is on broad hilltops, concave footslopes,

and along drainageways on till plains. Areas are oval, elongated, or irregularly shaped. They commonly range from 5 to 350 acres. Slopes are smooth.
      The typical sequence, depth, and composition of the layers of Georgia soils are as follows—

Surface layer:
Surface to 8 inches, very dark brown silt loam

Subsoil:
8 to 17 inches, olive brown loam
17 to 21 inches, olive brown loam with mottles
21 to 27 inches, olive brown gravelly fine sandy loam with mottles

Substratum:
27 to 80 inches, olive gravelly fine sandy loam with mottles

     Included with this map unit in mapping are areas of well drained Charlton soils, Stockbridge soils, and Dutchess soils on slightly higher areas. Also included are somewhat poorly drained Massena soils in slightly lower areas and drainageways. Areas of Pittstown soils are included where the substratum is denser.
Inclusions make up about 20 percent of the map unit.

     Important soil properties—

Parent Material: glacial till
Permeability: moderate in the surface layer and
      subsoil, slow in the substratum
Available Water Capacity: high
Soil Reaction: strongly acid to neutral in the surface
      and subsoil, slightly acid to neutral in the
      substratum
Surface Runoff: medium
Erosion Hazard: slight
Depth to Seasonal High Water Table: perched at 1.5 to
     3.0 feet (Nov-May)
Rooting Zone: restricted by seasonal high water table
Depth to Bedrock: more than 60 inches
Flooding Hazard: none

     This map unit meets the criteria for prime farmland. Most areas are used for cultivated crops or pasture. Other areas are in woodland or residential development.
     This map unit is well suited to cultivated crops. Erosion may be a hazard, particularly on areas left bare of plant cover. The seasonal high water table can delay spring tillage. Tile drainage and diversions will reduce wetness. Cross slope tillage, cover crops, conservation tillage, and crop rotations will reduce soil erosion.
     Tillage at proper moisture content will improve soil tilth, and maintain soil productivity over an extended period of time.

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Dutchess County, New York	79

     This map unit is well suited to pasture. Overgrazing and grazing when the soil is wet are major concerns of pasture management as they cause soil compaction and the reduction or loss of desirable pasture plants. Rotational grazing, restricted grazing when the soil is wet, and proper stocking rates help to increase the quantity and quality of feed and forage and maintain pasture productivity.
     The potential productivity for northern red oak is moderately high.
     The seasonal high water table is the main limitation if this unit is used for dwellings with basements. Subsurface drains, footing or foundation drains backfilled with gravel, waterproofing the outside of basement walls, and diverting runoff from higher areas will reduce wetness. Minimizing the removal of vegetation, mulching, and quickly establishing plant cover help to control erosion and sedimentation during construction.
     Slow percolation and the seasonal high water table are the main limitations if this unit is used for septic tank absorption fields. Modifying a conventional system by extending the length of the distribution lines will allow onsite sewage disposal in many places. Installing a drainage system around the filter field with diversions to intercept runoff from higher areas will reduce wetness.
     Frost action is the main limitation if this unit is used as a site for local roads and streets. Installing drainage and providing a coarse grained subgrade frost depth will reduce this limitation.
     The seasonal high water table is the main limitation for camping and picnic areas. Slope and small stones are also limitations for playgrounds. Subsurface drainage and diverting runoff from higher areas will reduce wetness. Grading will reduce the slope limitation and adding sandy fill will cover small stones.
     The capability subclass is IIe.

GsC—Georgia silt loam, 8 to 15 percent
     slopes

     This map unit consists of very deep, sloping, and moderately well drained soils that formed in glacial till deposits. Areas are elongated or irregularly shaped. They commonly range from 5 to 75 acres. Slopes are smooth.
     The typical sequence, depth, and composition of the layers of Georgia soils are as follows—

Surface layer:
Surface to 8 inches, very dark brown silt loam

Subsoil:
8 to 17 inches, olive brown loam

17 to 21 inches, olive brown loam with mottles
21 to 27 inches, olive brown gravelly fine sandy loam
     with mottles

Substratum:
27 to 80 inches, olive gravelly fine sandy loam with
      mottles

      Included with this map unit in mapping are areas of well drained Charlton soils, Stockbridge soils, and Dutchess soils in slightly higher areas. Also included are areas of somewhat poorly drained Massena soils in slightly lower areas and poorly drained and very poorly drained Sun soils in depressions and along drainageways. Areas of Pittstown soils are included where the substratum is denser. Inclusions make up about 20 percent of the map unit.

     Important soil properties—

Parent Material: glacial till
Permeability: moderate in the surface layer and
      subsoil, slow in the substratum
Available Water Capacity: high
So/7 Reaction: strongly acid to neutral in the surface
      and subsoil, slightly acid to neutral in the
      substratum
Surface Runoff: rapid
Erosion Hazard: moderate
Depth to Seasonal High Water Table: perched at 1.5 to
      3.0 feet (Nov-May)
Rooting Zone: restricted by seasonal high water table
Depth to Bedrock: more than 60 inches
Flooding Hazard: none

     Most areas of this map unit are used for cultivated crops or pasture. Other areas are used for woodland or residential development.
     This map unit is moderately suited to cultivated crops. Erosion is a moderate hazard, particularly on areas left bare of plant cover. The seasonal high water table can delay spring tillage. Tile drainage and diversions will reduce wetness. Stripcropping, cross slope tillage, cover crops, conservation tillage, and crop rotations will reduce soil erosion. Tillage at proper moisture content will improve soil tilth, and maintain soil productivity over an extended period of time.
     This map unit is well suited to pasture. Erosion is a moderate hazard, particularly on areas left bare of plant cover during establishment. Overgrazing and grazing when the soil is wet are major concerns of pasture management as they cause soil compaction and reduction or loss of desirable pasture plants. Rotational grazing, restricted grazing when the soil is wet, and proper stocking rates help to increase the quantity and quality of feed and forage and maintain pasture productivity.

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Dutchess County, New York	125

29 to 34 inches, olive gray silt loam with mottles

Substratum:
34 to 72 inches, brown silt loam and very fine sandy loam with mottles

Included in mapping are areas of well drained Unadilla soils, somewhat poorly drained Raynham soils, and very poorly drained Livingston soils. Unadilla soils are in slightly higher soils. Raynham soils are in slightly lower areas and along drainageways. Livingston soils are in clayey areas in depressions and drainageways. Some included soils have higher reactions in the surface layer and subsoil because of liming. Also included are areas with slopes up to 6 percent. Inclusions make up about 20 percent of the unit.

Important soil properties—

Parent Material: lacustrine deposits
Permeability: moderate in the surface layer and subsoil, and moderately rapid or rapid in the substratum
Available Water Capacity: high
Soil Reaction: extremely acid to strongly acid in the surface and subsoil, strongly acid to mildly alkaline in the substratum
Surface Runoff: slow
Erosion Hazard: slight
Depth to Seasonal High Water Table: 1.5 to 2.0 feet (Mar-May)
Rooting Zone: restricted by seasonal high water table
Depth to Bedrock: more than 60 inches
Flooding Hazard: none

This unit meets the criteria for prime farmland. Most areas are used for cultivated crops or pasture. Other areas are used for woodland or residential development.
     This unit is well suited to cultivated crops. Erosion may be a hazard, particularly on areas left bare of plant cover. The seasonal high water table can delay spring tillage. Tile drainage and diversions will reduce wetness. Cover crops, conservation tillage, and crop rotations will improve soil tilth, and maintain productivity.
     This soil is well suited to pasture. Erosion may be a hazard, particularly on areas left bare of plant cover during establishment. Overgrazing and grazing when the soil is wet are major concerns of pasture management as they cause soil compaction and the reduction or loss of desirable pasture plants. Rotational grazing, restricted grazing when wet, and proper stocking rates help to increase the quantity and quality of feed and forage and maintain pasture productivity.
     The potential productivity for northern red oak is moderately high.

The seasonal high water table is the main limitation if this unit is used for dwellings with basements. Erosion is a moderate hazard during construction. Subsurface drains, footing or foundation drains backfilled with gravel, waterproofing the outside of basement walls, and diverting runoff from higher areas will reduce wetness. Minimizing the removal of vegetation, mulching, and quickly establishing plant cover help to control erosion and sedimentation.
     The seasonal high water table is the main limitation if this unit is used for septic tank absorption fields. Installing a drainage system around the filter field with diversions to intercept runoff from higher areas will reduce wetness.
     Frost action is the main limitation if this unit is used for septic tank absorption fields. Installing a drainage system and providing a coarse grained subgrade to frost depth will reduce this limitation.
     The seasonal high water table is the main limitation if this unit is used for camping and picnic areas, playground, and trails. Subsurface drainage and diverting runoff from higher areas will reduce wetness.
     The capability subclass is IIw.

SkB—Stockbridge silt loam, 3 to 8 percent slopes

This unit consists of very deep, gently sloping, and well drained Stockbridge soils that formed in glacial till deposits. It is on hilltops and broad till plains. Areas are oval or irregularly shaped. They commonly range from 5 to 375 acres. Slopes are smooth.
     The typical sequence, depth and composition of the layers of Stockbridge soils are as follows—

Surface layer:
Surface to 6 inches, very dark grayish brown silt loam

Subsoil:
6 to 11 inches, dark brown silt loam
11 to 23 inches, yellowish brown silt loam

Substratum:
23 to 80 inches, brown silt loam

Included with this soil in mapping are areas of moderately well drained Georgia soils, somewhat poorly drained Massena soils, and poorly drained and very poorly drained Sun soils. Georgia soils and Massena soils are in slightly lower and concave areas. Sun soils are along drainageways and in depressions. Also included are areas of Bernardston soils where the substratum is denser and more acid. Charlton soils are included in areas where the soil is more acid and the rock fragments are dominated by schist, granite, or gneiss. Also included are areas of moderately deep

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126	Soil Survey

well drained and moderately well drained Galway soils, and shallow well drained and somewhat excessively drained Farmington soils where the underlying limestone bedrock is shallower than 40 inches. Inclusions make up about 20 percent of the unit.

Important soil properties—

Parent Material: glacial till
Permeability: moderate in the surface layer and subsoil, slow and moderately slow in the substratum
Available Water Capacity: high
Soil Reaction: strongly acid to neutral in the surface, moderately acid to neutral in the subsoil, moderately acid to moderately alkaline in the substratum
Surface Runoff: medium
Erosion Hazard: slight
Depth to Seasonal High Water Table: more than 6 feet
Rooting Zone: unrestricted
Depth to Bedrock: more than 60 inches
Flooding Hazard: none

This unit meets the criteria for prime farmland. Most areas are used for cropland, pastureland, or woodland. Other areas are used for residential development.
     This unit is well suited to cultivated crops. Erosion may be a hazard, particularly on areas left bare of plant cover. Stripcropping, cross slope tillage, cover crops, conservation tillage, crop rotations, and tillage at proper moisture content will improve soil tilth, and maintain soil productivity over an extended period of time.
     This unit is well suited to pasture and hay. Overgrazing is a major concern of pasture management, as it causes the reduction or loss of desirable pasture plants. Rotational grazing and proper stocking rates help to increase the quantity and quality of feed and forage and maintain pasture productivity.
     The potential productivity for northern red oak is moderately high.
     This unit has few limitations for dwellings with basements. Minimizing the removal of vegetation, mulching, and quickly establishing plant cover help to control erosion and sedimentation during construction.
     Slow percolation is the main limitation if this unit is used for septic tank absorption fields. Modifying a conventional system by extending the length of the distribution lines will allow onsite sewage disposal in most places.
     Frost action is the main limitation if this unit is used for local roads and streets. Providing coarse grained subgrade to frost depth will reduce this limitation.

This soil has few limitations for trails. Slow percolation is the main limitation if this unit is used for camping and picnic areas. Slope and small stones are the main limitations for playgrounds. Subsurface drainage will reduce the slow percolation limitation. Adding sandy fill will cover small stones, and grading will reduce the slope limitation.
     The capability subclass is IIe.

SkC—Stockbridge silt loam, 8 to 15 percent slopes

This unit consists of very deep, sloping, and well drained Stockbridge soils that formed in glacial till deposits. It is on hills and side slopes. The areas are oval, elongated, or irregularly shaped. They commonly range from 5 to 400 acres. Slopes are smooth.
     The typical sequence, depth, and composition of the layers of Stockbridge soils are as follows—

Surface layer:
Surface to 6 inches, very dark grayish brown silt loam

Subsoil:
6 to 11 inches, dark brown silt loam
11 to 23 inches, yellowish brown silt loam

Substratum:
23 to 80 inches, brown silt loam

Included in mapping are areas of moderately well drained Georgia soils, somewhat poorly drained Massena soils, and poorly drained and very poorly drained Sun soils. Georgia soils and Massena soils are in slightly lower and concave areas. Sun soils are along drainageways and in depressions. Also included are areas of Bernardston soils where the substratum is denser and more acid. Charlton soils are included in areas where the soils are more acid and the rock fragments are dominated by schist, granite, or gneiss. Also included are areas of moderately deep well drained and moderately well drained Galway soils. Shallow well drained and somewhat excessively drained Farmington soils are included where the underlying limestone bedrock is shallower than 40 inches. Inclusions make up about 20 percent of the unit.

Important soil properties—

Parent Material: glacial till
Permeability: moderate in the surface layer and subsoil, slow to moderately slow in and the substratum
Available Water Capacity: high

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Dutchess County, New York	127

Soil Reaction: strongly acid to neutral in the surface,
     moderately acid to neutral in the subsoil,
     moderately acid to moderately alkaline in the substratum
Surface Runoff: rapid
Erosion Hazard: moderate
Depth to Seasonal High Water Table: more than 6 feet
Rooting Zone: unrestricted
Depth to Bedrock: more than 60 inches
Flooding Hazard: none

     Most areas of this unit are used for cropland, pastureland, or woodland. Other areas are used for residential development.
     This unit is moderately suited to cultivated crops. Erosion is a moderate hazard, particularly on areas left bare of plant cover. Stripcropping, cross slope tillage, cover crops, conservation tillage, and crop rotations will reduce soil erosion. Tillage at proper moisture content will improve soil tilth, and maintain soil productivity over an extended period of time (fig. 10).
    This unit is well suited to pasture. Erosion is a moderate hazard, particularly on areas left bare of plant cover during establishment. Overgrazing is a major concern of pasture management as it causes the reduction or loss of desirable pasture plants. Rotational grazing and proper stocking rates help to increase the quantity and quality of feed and forage and maintain pasture productivity.
     The potential productivity for northern red oak is moderately high. Logging trails laid out across slopes reduce the risk of erosion.
     Slope is the main limitation if this unit is used for dwellings with basements. Erosion is a moderate hazard during construction. Minimizing the removal of vegetation, mulching, and quickly establishing plant cover help to control erosion and sedimentation.
     Slow percolation is the main limitation if this unit is

Figure 10.—Stripcropping reduces soil erosion on steeper Stockbridge soil (background).

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128	Soil Survey

used for septic tank absorption fields. Modifying a conventional system by extending the length of the distribution lines will allow on-site sewage disposal in most places.
     Slope and frost action are the main limitations if this unit is used for local roads and streets. Constructing roads on the contour will reduce the slope limitation. Providing coarse grained subgrade to frost depth will reduce frost action.
     This unit has few limitations for trails. Slope is the main limitation if this unit is used for camping and picnic areas and playgrounds. Slow percolation is also a limitation for camping and picnic areas. Small stones are also a limitation for playgrounds. Grading will reduce the slope limitation. Subsurface drainage will reduce the slow percolation limitation. Adding sandy fill will cover small stones.
     The capability subclass is IIIe.

SkD—Stockbridge silt loam, 15 to 25 percent slopes

     This unit consists of very deep, moderately steep, and well drained Stockbridge soils that formed in glacial till deposits. It is on hills and side slopes. Areas are elongated or irregularly shaped. They commonly range from 5 to 350 acres in size. Slopes are smooth.
     The typical sequence, depth, and composition of the layers of Stockbridge soils are as follows—

Surface layer:
Surface to 6 inches, very dark grayish brown silt loam

Subsoil:
6 to 11 inches, dark brown silt loam
11 to 23 inches, yellowish brown silt loam

Substratum:
23 to 80 inches, brown silt loam

     Included in mapping are areas of moderately well drained Georgia soils and poorly drained and very poorly drained Sun soils. Georgia soils are in slightly lower and concave areas and Sun soils are along drainageways and in depressions. Also included are areas of Bernardston soils where the substratum is denser and more acid. Charlton soils are included where the soil is more acid and the rock fragments are dominated by schist, granite, or gneiss. Also included are areas of moderately deep well drained and moderately well drained Galway soils and shallow well drained and somewhat excessively drained Farmington soils where the underlying limestone bedrock is shallower than 40 inches. Included areas make up about 20 percent of the unit.

     Important soil properties—

Parent Material: glacial till
Permeability: moderate in the surface layer and
     subsoil, slow to moderately slow in the substratum
Available Water Capacity: high
Soil Reaction: strongly acid to neutral in the surface,
     moderately acid to neutral in the subsoil,
     moderately acid to moderately alkaline in the
     substratum
Surface Runoff: rapid
Erosion Hazard:severe
Depth to Seasonal High Water Table: more than 6 feet
Rooting Zone: unrestricted
Depth to Bedrock: more than 60 inches
Flooding Hazard: none

     Most areas of this soil are used for pastureland or woodland. Other areas are used for cropland or residential development.
     This soil is poorly suited to cultivated crops. Erosion is a severe hazard, particularly on areas left bare of plant cover. Stripcropping, cross slope tillage, cover crops, conservation tillage, and crop rotations will reduce soil erosion. Tillage at proper moisture content will improve soil tilth, and maintain soil productivity over an extended period of time.
     This soil is moderately suited to pasture. Erosion is a severe hazard, particularly on areas left bare of plant cover during establishment. Overgrazing is a major concern of pasture management, as it causes the reduction or loss of desirable pasture plants. Rotational grazing and proper stocking rates help to increase the quantity and quality of feed and forage and maintain pasture productivity.
     The potential productivity for northern red oak is moderately high. Erosion is a moderate hazard and is accelerated where timber harvest damages vegetative cover. Logging trails, with water bars, laid out across the slope reduce the risk of erosion. Moderately steep slopes limit the safe operation of equipment.
     Slope is the main limitation if this unit is used for dwellings with basements. Erosion is a severe hazard during construction. Designing the dwelling to conform to the natural slope on the land will reduce the slope limitation. Minimizing the removal of vegetation, mulching, and quickly establishing plant cover help to control erosion and sedimentation. A more suitable site should be considered on a less sloping inclusion or nearby soil.
     Slow percolation and slope are the main limitations if this unit is used for septic tank absorption fields. Modifying a conventional system by extending the length of the distribution lines and placing the lines on

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Dutchess County, New York	129

the contour will allow onsite sewage disposal in some places. A more suitable site should be considered in a less sloping inclusion or nearby soil with faster percolation.
    Slope is the main limitation if this unit is used for local roads and streets. Frost action is also a limitation. Constructing roads on the contour or locating them on less sloping inclusions will reduce the slope limitation. Providing a coarse grained subgrade to frost depth will reduce frost action.
   Slope is the main limitation for trails. Constructing trails with switchbacks, log steps, and water bars will reduce the slope limitation.
   The capability subclass is IVe.

SkE—Stockbridge silt loam, 25 to 45
     percent slopes

   This unit consists of very deep, steep, and well drained Stockbridge soils that formed in glacial till deposits. It is on hills and side slopes. Areas are elongated or irregularly shaped. They commonly range from 5 to 50 acres in size. Slopes are smooth.
    The typical sequence, depth, and composition of the layers of Stockbridge soils are as follows—

Surface layer:
Surface to 6 inches, very dark grayish brown silt loam

Subsoil:
6 to 11 inches, dark brown silt loam
11 to 23 inches, yellowish brown silt loam

Substratum:
23 to 80 inches, brown silt loam

   Included in mapping are areas of poorly drained and very poorly drained Sun soils in depressions and along drainageways. Also included are areas of Bernardston soils where the substratum is denser and more acid. Charlton soils are included in areas where the soil is more acid and the rock fragments are dominated by schist, granite, or gneiss. Also included are areas of moderately deep, well drained and moderately well drained Galway soils and shallow, well drained and somewhat excessively drained Farmington soils where the underlying limestone bedrock is shallower than 40 inches. Included areas make up about 15 percent of this map unit.

   Important soil properties—

Parent Material: glacial till
Permeability: moderate in the surface layer and
   subsoil, slow or moderately slow in the substratum
Available Water Capacity: high
Soil Reaction: strongly acid to neutral in the surface,

   moderately acid to neutral in the subsoil,
   moderately acid to moderately alkaline in the
   substratum
Surface Runoff: very rapid
Erosion Hazard: very severe
Depth to Seasonal High Water Table: more than 6 feet
Rooting Zone: unrestricted
Depth to Bedrock: more than 60 inches
Flooding Hazard: none

   Most areas of this unit are used for woodland.
    This soil is unsuited to cultivated crops and pasture because of steep slope. Erosion is a very severe hazard.
   The potential productivity for northern red oak is moderately high. Erosion is a severe hazard and is accelerated where timber harvest damages vegetative cover. Logging trails, with water bars, laid out across the slope reduce the risk of erosion. Steep slopes severely limit the safe use of equipment.
   Steep slope is the main limitation if this unit is used for dwellings with basements or septic tank absorption fields. Slow percolation is also a limitation for septic tank absorption fields. Erosion is a very severe hazard during construction. A more suitable site for these uses should be selected on a less sloping inclusion or nearby soil.
    Steep slope is the main limitation if this unit is used for local roads and streets. Frost action is also a limitation. Constructing roads on the contour or locating them on less sloping inclusions will reduce the slope limitation. Providing coarse grained subgrade to frost depth will reduce frost action.
   Steep slope is the main limitation for trails. Constructing trails with switchbacks, log steps, and water bars will reduce the slope limitation.
   The capability subclass is VIe.

SmB—Stockbridge-Farmington complex,
      undulating, rocky

   This unit consists of very deep, well drained Stockbridge soils and shallow, well drained and somewhat excessively drained Farmington soils that formed in glacial till deposits. It is on hilltops and till plains that are underlain by folded limestone bedrock. Stockbridge soils are commonly on lower concave slopes and Farmington soils are commonly on hilltops, upper slopes, and near areas of rock outcrop. This unit consists of about 50 percent Stockbridge soils, 30 percent Farmington soils, and 20 percent other soils and rock outcrop. Rock outcrop covers 0.1 to 2 percent of the surface. The Stockbridge and Farmington soils and rock outcrop are in such an intricate pattern that they were not mapped separately. Areas are oval or

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Dutchess County, New York	275

Table 11.–Building Site Development–Continued

Soil name and map symbol	Shallow excavations	Dwellings without basements	Dwellings with basements	Small commercial buildings	Local roads and streets	Lawns and landscaping

GlC*:
Farmington	Severe:	Severe:	Severe:	Severe	Severe:	Severe:
	depth to rock.	depth to rock.	depth to rock.	slope,	depth to rock.	thin layer.
depth to rock.

Urban land	Variable	Variable	Variable	Variable	Variable	Variable.

Rock outcrop**

GsA	Severe:	Moderate:	Severe:	Moderate:	Severe:	Moderate:
Georgia	wetness.	wetness.	wetness.	wetness.	frost action.	large
stones.

GsB	Severe:	Moderate:	Severe:	Moderate:	Severe:	Moderate:
Georgia	wetness.	wetness.	wetness.	wetness,	frost action.	large
				slope.		stones.

GsC	Severe:	Moderate:	Severe:	Severe:	Severe:	Moderate:
Georgia	wetness.	wetness,	wetness.	slope.	frost action.	large
		slope.				stones,
slope.

Ha	Severe:	Severe:	Severe:	Severe:	Severe:	Severe:
Halsey	cutbanks cave,	flooding,	flooding,	flooding,	wetness,	wetness.
	wetness.	wetness.	wetness.	wetness.	frost action.

HeA	Severe:	Slight	Slight	Slight	Moderate:	Slight.
Haven	cutbanks cave.				frost action.

HeB	Severe:	Slight	Slight	Moderate:	Moderate:	Slight.
Haven	cutbanks cave.			slope.	frost action.

Hf*:
Haven	Severe:	Slight	Slight	Slight	Moderate:	Slight.
	cutbanks cave.				frost action.

Urban land	Variable	Variable	Variable	Variable	Variable	Variable.

HoC*:
Hollis	Severe:	Severe:	Severe:	Severe:	Severe:	Severe:
	depth to rock.	depth to rock.	depth to rock.	slope,	depth to rock.	depth to
				depth to rock.		rock.

Chatfield	Severe:	Moderate:	Severe:	Severe:	Moderate:	Moderate:
	depth to rock.	slope,	depth to rock.	slope.	slope,	droughty,
		depth to rock.			depth to rock,	slope,
					frost action.	thin layer.

Rock outcrop

HoD*, HoE*, HoF*:
Hollis	Severe:	Severe:	Severe:	Severe:	Severe:	Severe:
	depth to rock,	slope,	depth to rock,	slope,	depth to rock,	slope,
	slope.	depth to rock.	slope.	depth to rock.	slope.	depth to
rock.

See footnote at end of table.

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280	Soil Survey

Table 11. –Building Site Development–Continued

Soil name and map symbol	Shallow excavations	Dwellings without basements	Dwellings with basements	Small commercial buildings	Local roads and streets	Lawns and landscaping

Sc	Severe :	Moderate:	Severe:	Moderate :	Severe :	Moderate :
Scio	cutbanks cave,	wetness.	wetness.	wetness.	frost action.	wetness.
wetness.

SkB	Slight	Slight	Slight	Moderate :	Moderate :	Slight.
Stockbridge				slope.	frost action.

SkC	Moderate :	Moderate :	Moderate :	Severe :	Moderate :	Moderate :
Stockbridge	slope.	slope.	slope.	slope.	slope,	slope.
frost action.

SkD, SkE	Severe :	Severe :	Severe :	Severe :	Severe :	Severe :
Stockbridge	slope.	slope.	slope.	slope.	slope.	slope.

SmB* :
Stockbridge	Slight	Slight	Slight	Slight	Moderate :	Slight
frost action.

Farmington	Severe :	Severe :	Severe :	Severe :	Severe :	Severe :
	depth to rock.	depth to rock.	depth to rock.	depth to rock.	depth to rock.	thin layer.

Rock outcrop**

SmC* :
Stockbridge	Moderate :	Moderate :	Moderate :	Severe :	Moderate :	Moderate :
	slope.	slope.	slope.	slope.	slope,	slope.
frost action.

Farmington	Severe :	Severe :	Severe :	Severe :	Severe :	Severe :
	depth to rock.	depth to rock.	depth to rock.	slope,	depth to rock.	thin layer.
depth to rock.

Rock outcrop**

SmD* :
Stockbridge	Severe :	Severe :	Severe :	Severe :	Severe :	Severe :
	slope.	slope.	slope.	slope.	slope.	slope.

Farmington	Severe :	Severe :	Severe :	Severe :	Severe :	Severe :
	depth to rock	slope,	depth to rock	slope,	depth to rock	slope,
	slope.	depth to rock	slope.	depth to rock	slope.	thin layer

Rock outcrop**

SrB* :
Stockbridge	Slight.	Slight.	Slight.	Moderate :	Moderate :	Slight.
				slope.	frost action.

Urban land	Variable	Variable	Variable	Variable	Variable	Variable

Su	Severe :	Severe :	Severe :	Severe :	Severe :	Severe :
Sun	wetness.	wetness.	wetness.	wetness.	wetness,	wetness.
frost action.

See footnote at end of table.

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288	Soil Survey

Table 12. –Sanitary Facilities–Continued

Soil name and map symbol	Septic tank absorption fields	Sewage lagoon areas	Trench sanitary landfill	Area sanitary landfill	Daily cover for landfill

GIC* :	Severe :	Severe :	Severe :	Severe :	Poor :
Farmington	depth to rock	depth to rock,	depth to rock	depth to rock	area reclaim.
slope.

Urban land	Variable	Variable	Variable	Variable	Variable.

Rock outcrop**

GsA	Severe :	Slight	Severe :	Moderate :	Fair :
Georgia	percs slowly,		wetness.	wetness.	small stones.
wetness.

GsB	Severe :	Moderate :	Severe :	Moderate :	Fair :
Georgia	percs slowly,	slope.	wetness.	wetness.	small stones.
wetness.

GsC	Severe :	Severe :	Severe :	Moderate :	Fair :
Georgia	percs slowly,	slope,	witness.	wetness,	small stones.
	wetness.	witness.		slope.

Ha	Severe :	Severe :	Severe :	Severe :	Poor :
Halsey	wetness,	seepage,	seepage	wetness,	seepage,
	poor filter.	flooding,	wetness.	seepage.	too sandy,
		wetness.			small stones.

HeA, HeB	Severe :	Severe :	Severe :	Severe :	Poor :
Haven	poor filter.	seepage.	seepage,	seepage.	seepage,
			too sandy.		small stones,
too sandy.

Hf* :	Severe :	Severe :	Severe :	Severe :	Poor :
Haven	poor filter.	seepage.	seepage,	seepage.	seepage,
			too sandy.		small stones,
too sandy.

Urban land	Variable	Variable	Variable	Variable	Variable.

HoC* :	Severe :	Severe :	Severe :	Severe :	Poor :
Hollis	depth to rock.	seepage,	depth to rock,	depth to rock,	depth to rock,
		depth to rock,	seepage.		thin layer.
slope.

Chatfield	Severe :	Severe :	Severe :	Severe :	Poor :
	depth to rock.	seepage,	depth to rock,	depth to rock,	area reclaim.
		depth to rock,	seepage.	seepage.
slope.

Rock outcrop**

HoD*, HoE*, HoF* :	Severe :	Severe :	Severe :	Severe :	Poor :
Hollis	depth to rock,	seepage,	depth to rock,	depth to rock,	depth to rock,
	slope.	depth to rock,	seepage,	slope.	slope,
		slope.	slope.		thin layer.

See footnote at end of table.

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292	Soil Survey

Table 12.–Sanitary Facilities–Continued

Soil name and map symbol	Septic tank absorption fields	Sewage lagoon areas	Trench sanitary landfill	Area sanitary landfill	Daily cover for landfill

Nxe*, Nxf*:
Nassau	Severe:	Severe:	Severe:	Severe:	Poor:
	slope,	slope,	slope,	slope,	slope,
	depth to rock.	depth to rock.	depth to rock.	depth to rock.	area reclaim,
small stones.
Rock Outcrop***

Pc	Severe:	Severe:	Severe:	Severe:	Poor:
Palms, matt<50	subsides,	seepage,	ponding.	seepage,	ponding.
	ponding,	excess humus,		ponding.
	percs slowly.	ponding.

Pg	Severe:	Severe:	Severe:	Severe:	Good.
pawling	flooding,	flooding,	flooding,	flooding,
	wetness,	wetness.	wetness,	wetness,
	poor filter.		seepage.	seepage.

Ps*	Severe:	Severe:	Severe:	Slight	Poor:
Pits, gravel	poor filter.	seepage.	seepage,		seepage,
			too sandy.		too sandy,
small stones.

Pu*	Severe:	Severe:	Severe:	Severe:	Poor:
Pits, quarry	depth to rock.	depth to rock.	depth to rock.	depth to rock.	depth to rock.

PwB	Severe:	Moderate:	Severe:	Moderate:	Fair:
Pittstown	wetness,	slope.	wetness.	wetness.	small stones.
percs slowly.

PwC	Severe:	Severe:	Severe:	Moderate:	Fair:
Pittstown	wetness,	slope.	wetness.	wetness,	slope,
	percs slowly.			slope.	small stones.

PzA	Severe:	Moderate:	Severe:	Severe:	Poor:
Punsit	wetness,	seepage.	wetness.	wetness.	small stones,
	percs slowly.				wetness.

PzB	Severe:	Moderate:	Severe:	Severe:	Poor:
Punsit	wetness,	seepage,	wetness.	wetness.	small stones,
	percs slowly.	slope.			wetness.

Ra	Severe:	Moderate:	Severe:	Severe:	Poor:
Raynham	wetness,	seepage.	wetness.	wetness.	wetness.
percs slowly.

Sc	Severe:	Severe:	Severe:	Severe:	Fair:
Scio	wetness.	seepage,	seepage,	wetness.	wetness,
		wetness.	wetness.		thin layer.

SkB	Severe:	Moderate:	Slight	Slight	Fair:
Stockbridge	percs slowly.	slope.			small stones.

SkC	Severe:	Severe:	Moderate:	Moderate:	Fair:
Stockbridge	percs slowly.	slope.	slope.	slope.	small stones,
slope.

       See footnote at end of table.

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Dutchess County, New York	293

Table 12.–Sanitary Facilities–Continued

Soil name and map symbol	Septic tank absorption fields	Sewage lagoon areas	Trench sanitary landfill	Area sanitary landfill	Daily cover for landfill

SkD, SkE	Severe:	Severe:	Severe:	Severe:	Poor:
Stockbridge	percs slowly,	slope.	slope.	slope.	slope.
slope

SmB*:
Stockbridge	Severe:	Moderate:	Slight	Slight	Fair:
	percs slowly.	slope.			small stones.

Farmington	Severe:	Severe:	Severe:	Severe:	Poor:
	depth to rock.	depth to rock.	depth to rock.	depth to rock.	area reclaim.

Rock outcrop**

SmC*:
Stockbridge	Severe:	Severe:	Moderate:	Moderate:	Fair:
	percs slowly.	slope.	slope.	slope.	small stones,
slope.

Farmington	Severe:	Severe:	Severe:	Severe:	Poor:
	depth to rock.	depth to rock,	depth to rock.	depth to rock.	area reclaim.
slope.

Rock outcrop**

SmD*:
Stockbridge	Severe:	Severe:	Severe:	Severe:	Poor:
	percs slowly,	slope.	slope.	slope.	slope.
slope.

Farmington	Severe:	Severe:	Severe:	Severe:	Fair:
	depth to rock,	depth to rock,	depth to rock,	depth to rock,	area reclaim,
	slope.	slope.	slope.	slope.	slope.

Rock outcrop**

SrB*:
Stockbridge	Severe:	Moderate:	Slight	Slight	Fair:
	percs slowly.	slope.			small stones.

Urban land	Variable	Variable	Variable	Variable	Variable.

Su	Severe:	Slight	Severe:	Severe:	Poor:
Sun	wetness,		Wetness.	Wetness.	wetness.
percs slowly.

TmD*:
Taconic	Severe:	Severe:	Severe:	Severe:	Poor:
	depth to rock,	seepage,	depth to rock,	depth to rock,	depth to rock,
	slope.	depth to rock,	seepage,	slope.	small stones,
		slope.	slope.		slope.

Macomber	Severe:	Severe:	Severe:	Severe:	Poor:
	depth to rock,	depth to rock,	depth to rock,	depth to rock,	area reclaim,
	slope.	slope.	slope.	slope.	small stones,
slope.

Rock outcrop

       See footnote at end of table.

Beekman Properties
June 28, 2005

ADDENDA B
•	Land Sales Map
•	Details to Land Sales

HUBBELL REALTY SERVICES, INC.

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LAND SALES MAP

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LAND SALE NO. 1

Property Identification

Record ID	212
Property Type	300 - Vacant land, 330 - Vacant land located in Commer
Address	Route 55, Beekman, Dutchess County
Tax ID	6759-00-588272 and others
User l	570292; 546286; 518304

Sale Data

Grantor	John Kawulicz, Robert Balzer, Salvatore Raimondi
Grantee	Route 55 Building, LLC
Sale Date	July 17, 2002 Deed Date 07/30/2002
Deed Book/Page	22002/7325
User 4	Deed/Page 22002/10888 and 22003/3072
Verification	Other sources: Appraiser sources; Confirmed by Grant Ackerly

Sale Price	$1,450,000 Includes three sales

Land Data

Zoning	C2, Commercial
Topography	Level
Utilities	Private well and septic

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LAND SALE NO. 1 (Cont.)

Land Data (Cont)

Shape	Odd rectangular
Landscaping	Mix of woods and meadows

Land Size Information

Gross Land Size	17.300 Acres or 753,588 SF
Front Footage	900 ft Route 55

Indicators

Sale Price/Gross Acre	$83,815
Sale Price/Gross SF	$1.92

Remarks

Sale of an assemblage of 4 commercially zoned vacant parcels. There was a house on one of the parcels deemed to be of nominal value. Lot 588272 sold for $350,000; lots 570292 & 546286 sold for $625,000 and lot 518304 sold for $475,000. The total sale price was $1,450,000. The site is planned for a shopping/retail center.

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SEE SECTION 6759-03
SEE SECTION 6759-04
LEGEND
Clove
Creek
Town of Beekman
584429
47.4 Ac.(s)
570292
2.0 Ac.
548286
5.1 Ac.
558272
5.1 Ac.
516304
5.1 Ac.(d)
550278
4.1 Ac.
200258
215122
13.61 Ac.(d)
340095
15.38 Ac.(d)

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LAND SALE NO. 2

Property Identification

Record ID	372
Property Type	300 - Vacant land, 330 - Vacant land located in Commer
Address	Bischoff Lane, Beekman, Dutchess County
Tax ID	6759-00-494352 & 478317

Sale Data

Grantor	Donato Nubile
Grantee	Dutchess Contracting Corp.
Sale Date	May 30, 2003
Deed Book/Page	22003/5611
Verification	Pat Fox (Building, Planning, Zoning, Department of Beekman), 845-
724-5300, June 13, 2005; Other sources: MLS, Public Records, Real
Info; Confirmed by Andrew Ward

Sale Price	$315,000

Land Data

Zoning	C-2, Central Commercial
Topography	level, open and wooded
Utilities	public

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LAND SALE NO. 2 (Cont.)

Land Size Information

Gross Land Size	5.700 Acres or 248,292 SF

Indicators

Sale Price/Gross Acre	$55,263
Sale Price/Gross SF	$1.27

Remarks

This is the sale of 2 parcels totaling 5.7 acres located in the Town of Beekman. According to Town of Beekman officials, the property is planned for the development of 16 total apartment units with four units in 4 separate structures. Additionally, a restaurant is planned for the site.

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LAND SALE NO. 3

Property Identification

Record ID	373
Property Type	300 - Vacant land, 311 - Residential Vacant Land
Address	Beach Road, Beekman, Dutchess County
Tax ID	6759-00-985460

Sale Data

Grantor	APGT LLC
Grantee	John Decicco
Sale Date	August 27, 2004
Deed Book/Page	22004/9023
Verification	Pat Fox (Building, Planning, Zoning, Department of Beekman), 845-724-5300, June 13, 2005; Other sources: Public Documents & Real Info; Confirmed by Andrew Ward

Sale Price	$500,000

Land Data

Zoning	R45, Residential
Topography	level to sloping, open and wooded
Utilities	private

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LAND SALE NO. 3 (Cont.)

Land Size Information

Gross Land Size	11.150 Acres or 485,694 SF

Indicators

Sale Price/Gross Acre	$44,843
Sale Price/Gross SF	$1.03

Remarks

This is the sale of an 11.15 acre parcel located in the Town of Beekman. According to Town of Beekman officials, the property is planned for the development with a residential suhdivision of eight lots known as Poughquag Country Acres.

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LAND SALE NO. 4

Property Identification

Record ID	249
Property Type	300 - Vacant land, residential multi-family, senior
Property Name	Horizons at Dogwood Lane
Address	8 & 22 Dogwood Lane, Fishkill, Dutchess County
Location	on Route 9D
Tax ID	5955-04-869356 & 882378

Sale Data

Grantor	Dogwood Lane Associates, LTD; Southport, CT
Grantee	Horizons at Dogwood Lane, LLC; Ardsley, NY
Sale Date	October 22, 2004 recorded 11/03/04
Deed Book/Page	22004/ 11771
Property Rights	fee simple
Verification	T Cervone; broker; Fishkill Planning Dept; Confirmed by Pete Hubbell

Sale Price	$775,000

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LAND SALE NO. 4 (Cont.)

Land Data

Zoning	RB, Restricted business
Topography	generally level
Utilities	municipal water and sewer

Land Size Information

Gross Land Size	6.060 Acres or 263,974 SF
Actual Units	90

Indicators

Sale Price/Gross Acre	$127,888
Sale Price/Gross SF	$2.94
Sale Price/Unit	$8,611

Remarks

Affordable senior housing development with approvals granted September 2004; rental project with half 2-bedroom, half 1 -bedroom.

Subject to ROW and road maintenance agreement.

Property was in contract from March 2003. Approvals took approximately 1 and half years. Zoning change was required.

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LAND SALE NO. 5

Property Identification

Record ID	374
Property Type	700 - Industrial, 710 - Manufacturing
Address	1 Dutchess Avenue and 2 Hoffman Street, Poughkeepsie, Dutchess County
Tax ID	6062-02-763508 & 6062-59-766443

Sale Data

Grantor	A.C. Dutton Lumber Corp.
Grantee	The Oneill Group-Dutton, LLC
Sale Date	October 1, 2004
Deed Book/Page	22004/10889
Verification	Steven Gallo (grantee), 718-993-9000; Other sources: Public Records and Real Info; Confirmed by Grant Ackerly

Sale Price	$2,075,000

Land Data

Zoning	1-2 &, Industrial
Topography	level
Utilities	public

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LAND SALE NO. 5 (Cont.)

Land Size Information

Gross Land Size	15.000 Acres or 653,400 SF

Indicators

Sale Price/Gross Acre	$138,333
Sale Price/Gross SF	$3.18

Remarks

This is the sale of 2 parcels totaling 15 acres located in the City and Town of Poughkeepsie. The property fronts the Hudson River and is planned for development of 450 town homes and a commercial/retail center. There are several industrial structures of no value located on the properties. There were no approvals at the time of sale.

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PROXY

                         WELLSFORD REAL PROPERTIES, INC.
                PROXY FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Wellsford Real Properties, Inc., a
Maryland corporation (the "Company"), hereby appoints Jeffrey H. Lynford as proxy for the undersigned, with full power of substitution, to attend the 2005
Annual Meeting of Stockholders of the Company to be held on _____ __, 2005 at
9:30 a.m., local time, at the offices of Bryan Cave LLP, 1290 Avenue of the
Americas, 31st floor, New York, NY 10104, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy previously given with respect to such shares.

        The undersigned acknowledges receipt of the Notice of Annual Meeting of
Stockholders and the accompanying Proxy Statement each of which are hereby incorporated by reference.

        THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED IN
ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO
SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE
VOTED FOR EACH OF THE NOMINEES AND FOR PROPOSALS 2, 3 AND 4 AND IN THE
DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME
BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

/X/     PLEASE MARK VOTES AS IN THIS EXAMPLE

         1. The election of the following persons as Directors of the Company to serve for the term set forth in the accompanying Proxy Statement.

         Nominees:

              Douglas Crocker II                             Jeffrey H. Lynford
               Mark S. Germain
                       /  / FOR all nominees
                       /  / WITHHELD as to all nominees

                       ---------------------------------------------------
                       /  / FOR all nominees except as noted above

         2.    The adoption of the plan of liquidation.

              /  / FOR                  /  / AGAINST               /  / ABSTAIN

         3. The adoption of an amendment to the Company's charter to effect a
1-for-100 reverse stock split followed immediately by a 100-for-1 forward stock split.

            /  / FOR                    /  / AGAINST               /  / ABSTAIN

         4. The ratification of the appointment of Ernst & Young LLP as the
Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

            /  / FOR                   /  / AGAINST                /  / ABSTAIN

         5. To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof, in their discretion.

                                    /  /   MARK HERE FOR ADDRESS CHANGE
                                           AND NOTE AT LEFT

                                    /  /   MARK HERE IF YOU
                                           PLAN TO ATTEND THE MEETING

                                    Please sign exactly as name appears hereof
                                    and date. If the shares are held jointly,
                                    each holder should sign. When signing as an
                                    attorney, executor, administrator, trustee,
                                    guardian or as an officer signing for a
                                    corporation, please give full title under
                                    signature.

                                    Dated: __________________, 2005

                                    __________________________
                                    Signature

                                    __________________________
                                    Signature

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.